UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Michael Lawlor, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 - October 31, 2023

Item 1. Reports to Stockholders.

(a)	Report of Shareholders.

Annual Report

October 31, 2023

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India ESG Fund

ALPS Global Opportunity Fund

RiverFront Asset Allocation Growth & Income

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	4
Performance Update	6
Consolidated Statement of Investments	8
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16
Consolidated Financial Highlights	17
ALPS | Kotak India ESG Fund
Management Commentary	21
Performance Update	23
Statement of Investments	25
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
ALPS Global Opportunity Fund
Management Commentary	35
Performance Update	37
Statement of Investments	40
Statement of Assets and Liabilities	43
Statement of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	46

RiverFront Asset Allocation Growth & Income
Management Commentary	51
Performance Update	52
Statement of Investments	54
Statement of Assets and Liabilities	55
Statement of Operations	56
Statements of Changes in Net Assets	57
Financial Highlights	58
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	82
Additional Information	83
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	84
Liquidity Risk Management Program	91
Trustees and Officers	92
Privacy Policy	95

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2023 (Unaudited)

Example. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2023 and held until October 31, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2023 - October 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | October 31, 2023

Disclosure of Fund Expenses

October 31, 2023 (Unaudited)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expense Ratio(a)	Expenses Paid During Period May 1, 2023 - October 31, 2023(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00	$1,002.70	1.29%	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.29%	$6.56
Class A
Actual	$1,000.00	$1,002.70	1.17%	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	1.17%	$5.96
Class C
Actual	$1,000.00	$998.50	2.02%	$10.18
Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	2.02%	$10.26
Class I
Actual	$1,000.00	$1,002.60	1.21%	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	1.21%	$6.16
ALPS | Kotak India ESG Fund
Investor Class
Actual	$1,000.00	$1,064.60	1.40%	$7.29
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12
Class A
Actual	$1,000.00	$1,064.70	1.28%	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.28%	$6.51
Class C
Actual	$1,000.00	$1,061.30	2.00%	$10.39
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	2.00%	$10.16
Class I
Actual	$1,000.00	$1,066.40	1.00%	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09
Class II
Actual	$1,000.00	$1,067.70	0.75%	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
ALPS Global Opportunity Fund
Investor Class
Actual	$1,000.00	$1,003.60	1.61%	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	1.61%	$8.19
Class A
Actual	$1,000.00	$1,003.60	1.60%	$8.08
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	1.60%	$8.13
Class C
Actual	$1,000.00	$1,000.00	2.25%	$11.34
Hypothetical (5% return before expenses)	$1,000.00	$1,013.86	2.25%	$11.42
Class I
Actual	$1,000.00	$1,006.90	1.25%	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class R
Actual	$1,000.00	$1,002.40	1.75%	$8.83
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	1.75%	$8.89

2 | October 31, 2023

Disclosure of Fund Expenses

October 31, 2023 (Unaudited)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expense Ratio(a)	Expenses Paid During Period May 1, 2023 - October 31, 2023(b)
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$967.40	0.50%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A
Actual	$1,000.00	$968.20	0.50%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$964.00	1.25%	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$969.30	0.25%	$1.24
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.
(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.

3 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2023 (Unaudited)

The twelve-month period ending on October 31, 2023 produced negative returns for commodities as measured by the diversified Bloomberg Commodity Total Return Index (“BCOM”), down 2.97%. The ALPS|CoreCommodity Management Complete Commodities® Strategy Fund (“I” Shares – “JCRIX” or the “Fund”) delivered a net negative return of -4.87% (JCRAX was down 5.01%, JCCSX was down 10.08% at MOP, and JCRCX was down 6.45% with CDSC).

The Fund underperformed its benchmark, the Bloomberg Commodity Total Return Index, by 190 basis points during the period. The Fund employs a strategy that combines an actively managed portfolio of commodity futures (collateralized by nominal and inflation-adjusted Treasuries), commodity equities, and physical commodity ETFs. On average, for the past twelve months, the Fund allocated approximately 79% of its assets toward commodity futures-related investments and approximately 21% of its assets toward commodity equities. The Fund was more than 99% invested at the end of the period.

The past twelve months ending in October 2023 was a period of two distinct halves for commodity prices. The first seven months or so through the end of May witnessed a significant retracement. Prices were led lower by a lackluster Chinese reopening, a banking crisis in the U.S., resilient energy supplies, and broad calls for a U.S. recession. The last several months however experienced a modest recovery, bolstered by falling inflation, severe weather, ongoing supply challenges among key commodity producers, and steady Chinese stimulus. From a geopolitical standpoint, the environment was tense for most of the year, only to get worse with the Israel- Hamas conflict in October 2023. In general, poor performance in the first half of the period seems to have stabilized. Certain macroeconomic factors that posed serious headwinds in the past are now shifting towards a more neutral or supportive phase for commodity prices.

During the timeframe under review, the Fund was underweight agriculture relative to the BCOM by 2.0% on average. The Fund’s agriculture sector underperformed the respective BCOM sub-index by 1.5%, -2.1% versus -0.6%. A higher concentration of certain soft commodities such as orange juice, which advanced 108.3%, cocoa, which advanced 81.8%, and cotton, which advanced 24.1%, added to performance. Equatorial crops benefited the most from extreme weather and the advent of a new El Nino weather pattern. In contrast, certain staple crops including wheat, down 40.7%, and corn, down 16.2%, were brought lower as concerns over disruption in the Black Sea dissipated and U.S. exports became less competitive in a high-dollar environment. The inclusion of agriculture equities was detractive, underperforming the BCOM sub-index by more than 12%. On a weighted basis, the sector detracted 0.5% from alpha, gross of fees.

The Fund was underweight livestock relative to the BCOM by -1.5% on average. The Fund’s livestock holdings underperformed the respective BCOM sub-index by 9.7%, -1.0% versus 8.7%. Livestock producers were down -10.8%, constrained by rising production costs and extreme heat. Deferred positioning was negative in cattle futures but proved beneficial in hog futures. On a weighted basis, the sector detracted 0.5% from alpha, gross of fees.

The Fund was overweight energy relative to the BCOM by 4.0% on average during the period. The Fund’s energy holdings outperformed the respective BCOM sub-index by 4.2%, -14.7% versus -18.9%. The inclusion of energy equities was beneficial, outpacing the benchmark by nearly 20%. The Fund’s energy futures also managed to outpace the benchmark, largely due to curve positioning in WTI Crude Oil, which advanced 3.5%. High levels of backwardation within the petroleum complex contributed to total return, as did self-imposed supply restrictions by the OPEC+ cartel. Natural gas, down 63.3% for the period, was a leading detractor. Gas prices were damaged by an unusually warm winter season, resilient associated gas production out of the Permian basin, and poor European industrial demand. On a weighted basis, the sector as a whole contributed 0.6% to alpha, gross of fees.

The Fund was overweight industrial metals relative to the BCOM by 2.2% on average. The Fund’s industrial metal holdings outperformed the respective BCOM sub-index by 2.4%, 4.3% versus 1.9%. Despite an initial surge on the back of relaxed Chinese zero-Covid restrictions, the sector faced a number of severe headwinds over the past year including rampant dollar appreciation and a widescale inventory destocking campaign. Higher interest rates and their impact on construction/manufacturing activity were also detrimental. Nonetheless, the inclusion of industrial metal equities was particularly beneficial, rising 13.7%. Curve positioning in lead, down 4.4% for the period, and an overweight to copper, up 12.2% for the period, were also supportive. On a weighted basis, the sector contributed 0.5% to alpha, gross of fees.

The Fund was underweight precious metals relative to the BCOM by 2.8% on average. The Fund’s precious metal holdings underperformed the respective BCOM sub-index by 0.7%, 20.2% versus 20.9%. An underweight to gold, which advanced 20.9% for the period, detracted from performance; however, overweights to silver, up 20.2% for the period, and platinum, up 3.9% for the period, helped to offset any negative effect. Despite a general rise in real interest rates, gold benefitted from safe-haven demand as well as near-record central bank purchases. Silver was lifted by deficit conditions and growing end-use from various renewable applications. Precious metal equities reduced overall performance, underperforming the BCOM sub-index by 6.6%. On a weighted basis, the sector detracted 1.0% from alpha, gross of fees.

The Fund’s top equity holdings at the end of October 2023 included Cal-Maine Foods Inc (CALM US) -9.6% YTD, Archer-Daniels-Midland Co (ADM US) -21.6% YTD, Gold Fields Ltd (GFI US) 30.4% YTD, Northern Star Resources Ltd (NST AU) 9.7% YTD, K+S AG (SDF GR) -8.5% YTD, Ingredion Inc (INGR US) -2.3% YTD, Kinross Gold Corp (KGC US) 30.1% YTD, B2Gold Corp (BTG US) -6.3% YTD, Alamos Gold Inc (AGI US) 23.2% YTD, West Fraser Timber Co Ltd (WFG CN) -3.1% YTD.

4 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2023 (Unaudited)

U.S. Treasury Inflation Protected Securities (“TIPS”) and nominal U.S. Treasuries are held by the Fund to invest excess cash and are used as collateral for commodity futures-related investments held in the Cayman Island subsidiary. Over the previous year, rates rose significantly to combat widespread inflation. The yield on U.S. 10- year notes rose from roughly 4.0% to 4.9% in twelve months’ time. At the end of the period, the average maturity of the Fund’s collateral was approximately 0.3 years.

The previous year marked what we believe to be a brief pause within a larger multi-year uptrend for the commodity asset class. These gyrations are normal (at times, healthy) within the context of a longer capital cycle which usually takes many years to transition between shortage and abundance. As it stands, shortages are pervasive at a time when demand for everything from natural gas to corn to copper is growing rapidly. Unfortunately, supplies are failing to catch up, partially due to a decade of underinvestment and partially due to other market forces that are making the production environment so difficult (i.e., higher costs of production, labor tightness, regulatory and environmental restrictions, etc.). Altogether, we believe the fundamental data is relaying several important truths: production costs have risen alongside general inflation, suppliers are prevented or unwilling to invest the capital that is needed, and price has retraced to attractive valuations.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors and individual commodities are represented by the respective Bloomberg Commodity Sub-Index. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Bob Hyman is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

5 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2023)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	-5.01%	17.88%	6.48%	0.45%	1.47%	1.40%	1.40%
Class A (NAV)	-4.88%	17.90%	6.53%	0.47%	1.49%	1.40%	1.40%
Class A (LOAD)	-10.08%	15.72%	5.33%	-0.10%	1.06%
Class C (NAV)	-5.58%	17.11%	5.79%	-0.20%	0.84%	2.00%	2.00%
Class C (LOAD)	-6.45%	17.11%	5.79%	-0.20%	0.84%
Class I	-4.87%	18.13%	6.74%	0.70%	1.74%	1.08%	1.08%
Refinitiv/CoreCommodity CRB Commodity Total Return Index[1]	7.83%	27.46%	10.07%	1.35%	1.65%
Bloomberg Commodity TR Index[2]	-2.97%	15.79%	6.65%	-0.57%	-0.35%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

6 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2023 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Refinitiv / CoreCommodity CRB Index: a basket of 19 commodities, including energy contracts, agriculture, precious metals, and industrial metals, the Index acts as a representative indicator of commodity markets. An investor may not invest directly in the index.
[2]	Bloomberg Commodity Index: an unmanaged index used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. An investor may not invest directly in the index.
^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	Please see the prospectus dated February 28, 2023 for additional information. Pursuant to a written agreement (the “Expense Agreement”), the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Investor Class, Class A shares and Class C shares) and 1.15% (for Class I shares) of average daily net assets through February 28, 2024.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of Master Limited Partnerships (MLPs) involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Government Bonds	74.27%
Common Stocks	19.29%
Master Limited Partnerships	0.17%
Cash, Cash Equivalents, & Other Net Assets	6.27%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included

7 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
COMMON STOCKS (19.29%)
Australia (1.41%)
Allkem, Ltd.(a)	259,065	$1,567,780
Beach Energy, Ltd.	937,818	919,126
BHP Group, Ltd.	101,958	2,878,123
BlueScope Steel, Ltd.	182,448	2,175,829
Champion Iron, Ltd.	271,301	1,225,348
Coronado Global Resources, Inc.(b)(c)	888,401	972,134
Evolution Mining, Ltd.	212,323	480,832
Fortescue Metals Group, Ltd.	69,875	988,450
IGO, Ltd.	41,981	253,257
Iluka Resources, Ltd.	229,089	1,052,134
Incitec Pivot, Ltd.	460,296	800,048
Liontown Resources, Ltd.(a)	128,618	131,358
Newcrest Mining, Ltd.	73,188	1,084,064
Nickel Industries, Ltd.	987,973	466,906
Northern Star Resources, Ltd.	612,730	4,543,722
Perseus Mining, Ltd.	326,829	353,487
Sandfire Resources NL(a)	186,337	705,670
South32, Ltd.	1,248,951	2,630,338
Woodside Energy Group, Ltd.	17,900	389,017
		23,617,623
Austria (0.07%)
OMV AG	15,850	693,644
voestalpine AG	18,655	465,048
		1,158,692
Brazil (0.08%)
Cia de Saneamento Basico do Estado
de Sao Paulo SABESP, ADR	19,683	227,142
Petroleo Brasileiro SA, Sponsored ADR	23,698	355,470
Vale SA, Sponsored ADR	57,226	784,568
		1,367,180
Canada (3.82%)
Advantage Energy, Ltd.(a)	125,100	908,424
Agnico Eagle Mines, Ltd.	10,337	484,909
Agnico-Eagle Mines, Ltd.	42,494	1,993,012
Alamos Gold, Inc., Class A	313,565	3,881,935
Algoma Steel Group, Inc.	187,216	1,312,384
ARC Resources, Ltd.	48,200	775,440
B2Gold Corp.	1,251,669	4,042,891
Barrick Gold Corp.	130,020	2,077,719
Baytex Energy Corp.	551,200	2,384,857
Birchcliff Energy, Ltd.	34,100	188,358
Boralex, Inc., Class A	35,100	653,276
Canadian Natural Resources, Ltd.	9,100	577,859
Canadian Solar, Inc.(a)	56,327	1,125,413
Canfor Corp.(a)	73,700	753,608
Capstone Copper Corp.(a)	228,000	776,030
Cenovus Energy, Inc.	56,400	1,074,518
Centerra Gold, Inc.	227,200	1,155,046
Crescent Point Energy Corp.	90,300	724,093
Dundee Precious Metals, Inc.	156,900	1,028,463
Eldorado Gold Corp.(a)	137,826	1,489,899

	Shares	Value (Note 2)
Canada (continued)
Equinox Gold Corp.(a)	256,686	$1,129,418
First Majestic Silver Corp.	70,099	361,010
First Quantum Minerals, Ltd.	6,300	73,006
Franco-Nevada Corp.	16,439	1,998,160
Hudbay Minerals, Inc.	315,200	1,375,129
Imperial Oil, Ltd.	1,800	102,581
Innergex Renewable Energy, Inc.	67,100	413,221
Ivanhoe Mines, Ltd., Class A(a)	39,800	293,316
Kinross Gold Corp.	789,404	4,112,795
MEG Energy Corp.(a)	43,500	859,492
NexGen Energy, Ltd.(a)	217,300	1,311,557
Northland Power, Inc.	127,800	1,796,158
Nutrien, Ltd.	29,800	1,600,508
NuVista Energy, Ltd.(a)	132,900	1,288,989
Pan American Silver Corp.	22,096	322,823
Parex Resources, Inc.	62,700	1,201,778
Peyto Exploration & Development Corp.	96,900	1,020,184
PrairieSky Royalty, Ltd.	56,500	992,086
Sandstorm Gold, Ltd.	195,495	891,457
Suncor Energy, Inc.	34,200	1,107,570
Teck Resources, Ltd., Class B	54,965	1,942,463
Topaz Energy Corp.	21,000	321,038
Torex Gold Resources, Inc.(a)	77,300	745,268
Tourmaline Oil Corp.	13,200	698,003
Vermilion Energy, Inc.	220,100	3,175,916
West Fraser Timber Co., Ltd.	56,100	3,786,118
Wheaton Precious Metals Corp.	46,801	1,977,342
Whitecap Resources, Inc.	122,100	942,990
		63,248,510
Chile (0.03%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	8,858	428,727

Denmark (0.27%)
FLSmidth & Co. A/S	21,846	818,247
Orsted AS(b)(c)	37,606	1,811,592
Vestas Wind Systems A/S	83,683	1,806,356
		4,436,195
Finland (0.14%)
Metso Outotec Oyj	159,987	1,406,059
Outokumpu Oyj	190,862	782,157
		2,188,216
France (0.06%)
TotalEnergies SE, ADR	14,149	942,323

Germany (0.62%)
Bayer AG	79,364	3,414,426
Encavis AG	44,088	574,022
K+S AG	270,074	4,535,096
Nordex SE(a)	73,304	769,890
Salzgitter AG	10,429	259,542
SMA Solar Technology AG(a)	7,899	482,671

See Notes to Financial Statements.

8 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2023

		Value
	Shares	(Note 2)
Germany (continued)
Suedzucker AG	11,836	$179,089
thyssenkrupp AG	17,747	123,147
		10,337,883
Great Britain (0.99%)
Anglo American PLC	117,623	2,997,261
Anglogold Ashanti PLC Sponsored	105,457	1,881,353
Atlantica Sustainable Infrastructure PLC	66,880	1,211,197
BP PLC, Sponsored ADR	9,194	336,317
CNH Industrial N.V.	28,290	310,624
Drax Group PLC	98,601	506,464
Endeavour Mining PLC	98,900	2,023,287
Evraz PLC(a)(d)(e)(f)	91,946	1,118
Harbour Energy PLC	325,039	1,002,685
Pennon Group PLC	37,908	334,737
Rio Tinto PLC, Sponsored ADR	39,558	2,545,162
Subsea 7 SA	62,311	816,612
United Utilities Group PLC	152,136	1,965,634
Weir Group PLC	28,885	599,299
		16,531,750
India (0.02%)
ReNew Energy Global PLC(a)	58,125	313,875

Israel (0.06%)
ICL Group, Ltd.	210,944	1,018,860

Italy (0.22%)
Eni SpA, ADR	123,897	2,032,314
ERG SpA	13,743	337,362
Saipem SpA(a)	901,560	1,370,336
		3,740,012
Japan (1.01%)
Daido Steel Co., Ltd.	5,200	200,967
Dowa Holdings Co., Ltd.	29,400	887,964
Inpex Corp.	148,833	2,143,018
Japan Petroleum Exploration Co., Ltd.	33,200	1,128,022
Kurita Water Industries, Ltd.	49,416	1,479,464
MEIJI Holdings Co., Ltd.	21,900	537,188
Mitsubishi Materials Corp.	36,700	582,793
Morinaga Milk Industry Co., Ltd.	23,000	895,115
NH Foods, Ltd.	40,500	1,210,391
Nisshin Seifun Group, Inc.	83,800	1,258,866
OSAKA Titanium Technologies Co., Ltd.	49,700	1,042,692
SUMCO Corp.(a)	164,600	2,101,277
Sumitomo Forestry Co., Ltd.	86,559	2,018,140
Sumitomo Metal Mining Co., Ltd.	16,400	456,160
Tokyo Steel Manufacturing Co., Ltd.	76,200	870,714
		16,812,771
Luxembourg (0.12%)
Aperam SA	14,100	390,137

	Shares	Value (Note 2)
Luxembourg (continued)
ArcelorMittal	14,925	$328,649
ArcelorMittal SA	48,939	1,081,216
Ternium SA, Sponsored ADR	3,742	140,288
		1,940,290
Malaysia (0.02%)
Lynas Rare Earths, Ltd.(a)	73,542	328,891

Mexico (0.07%)
Fresnillo PLC	21,852	147,089
Grupo Mexico SAB de CV, Series B	250,500	1,040,265
		1,187,354
Netherlands (0.25%)
AMG Critical Materials NV	23,373	607,887
Fugro N.V.(a)	70,271	1,159,175
OCI N.V.	69,943	1,628,888
SBM Offshore N.V.	47,369	588,924
		3,984,874
Norway (1.17%)
Aker BP ASA	109,594	3,150,192
Equinor ASA	103,588	3,472,267
Mowi ASA	96,453	1,565,393
NEL ASA(a)	476,921	312,513
Norsk Hydro ASA	398,216	2,270,030
PGS ASA(a)	1,791,047	1,617,737
Salmar ASA	31,650	1,498,218
Scatec ASA(b)(c)	126,055	635,299
Var Energi ASA	321,406	1,082,675
Yara International ASA	107,982	3,528,207
		19,132,531
Peru (0.05%)
Cia de Minas Buenaventura SAA, ADR	108,938	882,398

South Africa (0.73%)
African Rainbow Minerals, Ltd.	69,024	568,784
Anglo Platinum, Ltd.	55,327	1,852,397
Gold Fields, Ltd., Sponsored ADR	405,621	5,281,185
Impala Platinum Holdings, Ltd.	516,786	2,153,934
Kumba Iron Ore, Ltd.	51,422	1,362,480
Northam Platinum Holdings, Ltd.	129,130	779,387
		11,998,167
Spain (0.23%)
Acerinox SA	44,206	430,231
Corp ACCIONA Energias Renovables SA	22,353	605,011
Fluidra SA	57,731	1,015,236
Iberdrola SA	93,414	1,037,834
Repsol SA	22,896	334,928
Solaria Energia y Medio Ambiente SA	18,123	271,340
		3,694,580

See Notes to Financial Statements.

9 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2023

		Value
	Shares	(Note 2)
Sweden (0.53%)
AAK AB	17,147	$325,660
Boliden AB	147,697	3,780,928
Epiroc AB, Class A	44,264	727,658
Holmen AB, B Shares	32,420	1,221,873
OX2 AB(a)	28,026	113,134
SSAB AB, A Shares	190,388	1,140,031
Svenska Cellulosa AB SCA, Class B	112,748	1,544,894
		8,854,178
Switzerland (0.03%)
Bucher Industries AG	799	284,062
Meyer Burger Technology AG(a)	487,627	130,477
		414,539
United States (7.29%)
AGCO Corp.	1,501	172,105
Albemarle Corp.	2,999	380,213
Alcoa Corp.	45,608	1,169,389
American States Water Co.	17,034	1,329,504
American Water Works Co., Inc.	3,196	376,009
Antero Resources Corp.(a)	3,650	107,456
Archer-Daniels-Midland Co.	75,096	5,374,621
Archrock, Inc.	8,771	111,129
ATI, Inc.(a)	5,191	196,064
Baker Hughes Co.	40,293	1,386,885
Brookfield Renewable Corp.	5,902	134,330
Bunge Ltd	33,222	3,520,868
California Water Service Group	26,453	1,287,732
Callon Petroleum Co.(a)	53,150	1,985,152
Cal-Maine Foods, Inc.	119,609	5,419,483
CF Industries Holdings, Inc.	30,244	2,412,866
ChampionX Corp.	40,758	1,255,346
Chevron Corp.	10,365	1,510,491
Chord Energy Corp.	10,903	1,802,484
Civitas Resources, Inc.	4,309	325,028
Cleveland-Cliffs, Inc.(a)	21,936	368,086
CNX Resources Corp.(a)	16,086	349,388
Commercial Metals Co.	20,281	857,683
Compass Minerals International, Inc.	42,010	1,035,126
Comstock Resources, Inc.	69,631	877,351
ConocoPhillips	2,628	312,206
Corteva, Inc.	70,365	3,387,371
Coterra Energy, Inc.	49,341	1,356,878
Darling Ingredients, Inc.(a)	48,889	2,165,294
Deere & Co.	2,387	872,114
Devon Energy Corp.	75,716	3,526,093
Diamondback Energy, Inc.	17,955	2,878,545
Earthstone Energy, Inc., Class A	78,931	1,670,969
EOG Resources, Inc.	14,389	1,816,611
EQT Corp.	25,149	1,065,815
Expro Group Holdings NV(a)	37,837	595,933
Exxon Mobil Corp.	9,112	964,505
FMC Corp.	45,308	2,410,386
Freeport-McMoRan, Inc.	77,795	2,627,915
Green Plains, Inc.(a)	29,880	877,874
Halliburton Co.	38,715	1,523,048

		Value
	Shares	(Note 2)
United States (continued)
Hecla Mining Co.	49,078	$199,747
Helmerich & Payne, Inc.	42,272	1,672,703
Hess Corp.	4,107	593,051
Hormel Foods Corp.	77,021	2,507,034
Ingredion, Inc.	47,900	4,482,481
Kosmos Energy, Ltd.(a)	13,654	98,855
Liberty Energy, Inc., Class A	127,415	2,510,076
Magnolia Oil & Gas Corp., Class A	133,976	3,007,761
Marathon Oil Corp.	41,802	1,141,613
Matador Resources Co.	4,124	254,410
Mosaic Co.	8,373	271,955
MP Materials Corp.(a)	15,486	253,970
Murphy Oil Corp.	66,664	2,991,214
National Fuel Gas Co.	3,154	160,696
National Oilwell Varco, Inc.	18,715	373,551
Newcrest Mining, Ltd.	3,067	46,005
Newmont Corp.	56,723	2,125,411
Noble Corp. PLC	23,147	1,080,733
Northern Oil and Gas, Inc.	6,053	232,072
Nucor Corp	8,627	1,274,984
Occidental Petroleum Corp.	26,216	1,620,411
Oceaneering International, Inc.(a)	35,959	790,738
Patterson-UTI Energy, Inc.	166,794	2,118,285
Permian Resources Corp.	55,131	803,259
Pilgrim's Pride Corp.(a)	2,948	75,174
Pioneer Natural Resources Co.	9,018	2,155,302
Plug Power, Inc.(a)	4,791	28,219
PotlatchDeltic Corp., REIT	50,379	2,158,740
Range Resources Corp.	22,102	792,136
Rayonier, Inc., REIT	42,782	1,079,818
REC Silicon ASA(a)	596,207	774,149
Royal Gold, Inc.	2,822	294,419
Schlumberger NV	25,372	1,412,206
Shoals Technologies Group, Inc., Class A(a)	36,675	563,328
SM Energy Co.	41,257	1,663,482
Southern Copper Corp.	22,678	1,607,870
Southwestern Energy Co.(a)	218,644	1,558,932
SSR Mining, Inc.	37,055	514,252
Steel Dynamics, Inc.	10,989	1,170,438
SunCoke Energy, Inc.	35,317	335,865
Sunnova Energy International, Inc.(a)	18,148	165,691
SunPower Corp.(a)	118,005	503,881
Talos Energy, Inc.(a)	6,851	106,191
Tidewater, Inc.(a)	4,541	310,377
TimkenSteel Corp.(a)	53,046	1,078,425
Tronox Holdings PLC, Class A	29,466	314,992
Tyson Foods, Inc., Class A	53,103	2,461,324
United States Steel Corp.	55,695	1,887,503
US Silica Holdings, Inc.(a)	105,682	1,275,582
Vital Energy, Inc.(a)	19,892	995,396
W&T Offshore, Inc.(a)	331,440	1,375,476

See Notes to Financial Statements.

10 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2023

		Value
	Shares	(Note 2)
United States (continued)
Warrior Met Coal, Inc.	26,167	$1,275,118
		120,341,647
TOTAL COMMON STOCKS
(Cost $317,786,719)		318,902,066

MASTER LIMITED PARTNERSHIPS (0.17%)
United States (0.17%)
Black Stone Minerals LP	71,159	1,280,862
Viper Energy Partners LP	53,519	1,524,221
		2,805,083
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $2,524,574)		2,805,083

	Principal	Value
	Amount	(Note 2)
GOVERNMENT BONDS (74.27%)
U.S. Treasury Bonds (74.27%)
United States Treasury Bill
5.265%, 11/21/23(g)	$105,000,000	$104,691,490
5.285%, 11/28/23(g)	190,100,000	189,346,491
5.290%, 12/12/23(g)	29,500,000	29,322,439
5.295%, 12/19/23(g)	210,800,000	209,308,449
5.260%, 2/1/24(g)	27,500,000	27,126,474
5.305%, 3/7/24(g)	105,000,000	103,034,014
5.309%, 3/14/24(g)	105,800,000	103,709,453
5.315%, 4/11/24(g)	15,950,000	15,569,305
United States Treasury Inflation Indexed Bonds
0.500%, 4/15/24(g)	298,400,000	357,100,390
0.125%, 7/15/24(g)	70,450,000	88,979,997
		1,228,188,502
TOTAL GOVERNMENT BONDS
(Cost $1,230,686,204)		1,228,188,502

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (6.72%)
Money Market Fund (6.72%)
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	5.270%	111,196,510	111,196,510

TOTAL SHORT TERM INVESTMENTS
(Cost $111,196,510)			111,196,510

Value
(Note 2)
TOTAL INVESTMENTS (100.45%)
(Cost $1,662,194,007)	$1,661,092,161

Liabilities in Excess of Other Assets (-0.45%)	(7,470,997)
NET ASSETS - 100.00%	$1,653,621,164

(a)	Non-Income Producing Security.
(b)	Securities exempt from registration under rule 144A of the securities act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, the market value of those securities was $3,419,025, representing 0.21% of the Fund's net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2023 the aggregate market value of those securities was $3,419,025, representing 0.21% of net assets.
(d)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of October 31, 2023, the fair value of illiquid securities in the aggregate was $1,118, representing less than 0.005% of the Fund's net assets.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(f)	Fair valued security; valued by the valuation designee in accordance with the procedures utilized by the valuation designee. As of October 31, 2023, these securities had a total value of $1,118 or less than 0.005% of total net assets.
(g)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $247,091,116.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

11 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2023

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value (Note 2)	Unrealized Appreciation
Corn Future	Morgan Stanley	Short	(732)	12/15/23	$(17,522,250)	$736,651
Cotton No.2 Future	Morgan Stanley	Short	(478)	03/07/24	(19,958,890)	416,923
Gasoline RBOB Future	Morgan Stanley	Short	(6)	12/30/23	(558,760)	23,750
Gasoline RBOB Future	Morgan Stanley	Short	(332)	03/29/24	(31,065,838)	421,039
Live Cattle Future	Morgan Stanley	Short	(239)	12/01/23	(17,547,380)	162,184
Live Cattle Future	Morgan Stanley	Short	(407)	02/01/24	(30,056,950)	1,239,776
LME Aluminum Future	Morgan Stanley	Long	22	12/19/23	1,235,933	42,923
LME Lead Future	Morgan Stanley	Short	(5)	11/13/23	(259,406)	2,643
LME Nickel Future	Morgan Stanley	Short	(50)	11/13/23	(5,377,800)	18,314
LME Zinc Future	Morgan Stanley	Short	(140)	11/13/23	(8,480,500)	18,805
Natural Gas Future	Morgan Stanley	Long	1,794	12/28/23	64,135,500	2,655,192
NY Harbor ULSD	Morgan Stanley	Short	(314)	03/29/24	(36,491,196)	52,012
Platinum Future	Morgan Stanley	Long	415	01/29/24	19,606,675	18,765
Soybean Meal Future	Morgan Stanley	Long	1,161	12/15/23	50,039,100	2,493,617
WTI Crude Future	Morgan Stanley	Short	(242)	04/21/24	(19,101,060)	1,099
					$(51,402,822)	$8,303,693

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value (Note 2)	Unrealized Depreciation
Brent Crude Future	Morgan Stanley	Long	1,513	01/30/24	$128,635,260	$(6,935,388)
Cocoa Future	Morgan Stanley	Short	(303)	12/14/23	(11,565,510)	(1,951,662)
Cocoa Future	Morgan Stanley	Short	(1,301)	03/14/24	(50,049,470)	(4,821,563)
Coffee 'C' Future	Morgan Stanley	Short	(300)	12/19/23	(18,821,250)	(551,957)
Copper Future	Morgan Stanley	Short	(8)	12/28/23	(729,800)	(12,618)
Cotton No.2 Future	Morgan Stanley	Short	(204)	12/07/23	(8,284,440)	(112,744)
Frzn Concentrated OJ	Morgan Stanley	Short	(96)	01/11/24	(5,525,280)	(1,766,053)
Frzn Concentrated OJ	Morgan Stanley	Short	(78)	03/08/24	(4,364,685)	(127,787)
Gasoline RBOB Future	Morgan Stanley	Long	96	01/01/24	8,917,574	(1,168,258)
Gold 100 Oz Future	Morgan Stanley	Long	586	12/28/23	116,865,980	(1,157,940)
Hard Red Winter Wheat Future	Morgan Stanley	Long	490	12/15/23	15,416,625	(1,541,525)
Heating Oil Future	Morgan Stanley	Long	60	01/01/24	7,197,372	(596,370)
Lean Hogs Future	Morgan Stanley	Long	193	12/14/23	5,537,170	(65,406)
LME Aluminum Future	Morgan Stanley	Short	(242)	12/19/23	(13,595,258)	(325,244)
LME Lead Future	Morgan Stanley	Long	101	11/13/23	5,240,006	(42,498)
LME Nickel Future	Morgan Stanley	Long	139	11/13/23	14,950,284	(488,179)
LME Zinc Future	Morgan Stanley	Long	685	11/13/23	41,493,875	(626,446)
Low Su Gasoil G Future	Morgan Stanley	Long	156	11/10/23	13,767,000	(1,302,819)
Low Su Gasoil G Future	Morgan Stanley	Long	294	12/13/23	25,012,050	(15,485)
Natural Gas Future	Morgan Stanley	Short	(581)	03/27/24	(20,149,080)	(860,782)
Silver Future	Morgan Stanley	Long	557	12/28/23	63,921,320	(1,200,875)
Soybean Future	Morgan Stanley	Long	1,118	12/15/23	34,492,536	(6,185,971)
Soybean Future	Morgan Stanley	Short	(257)	01/12/24	(16,839,925)	(119,217)
Sugar #11 (World)	Morgan Stanley	Short	(1,072)	03/01/24	(32,525,338)	(1,749,787)
Wheat (CBT)	Morgan Stanley	Long	774	12/15/23	21,526,875	(2,821,204)
WTI Crude Future	Morgan Stanley	Long	411	12/20/23	33,299,220	(2,578,551)
WTI Crude Future	Morgan Stanley	Short	(1,959)	03/20/24	(155,583,780)	(164,574)
					$198,239,331	$(39,290,903)

See Notes to Financial Statements.

12 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2023

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
UBS Group AG	CRB 3m Fwd TR Index**	$153,344,448	USB3MTA + 25 bps	11/30/2023	$153,344,457	$9
Goldman Sachs	CRB 3m Fwd TR Index**	154,047,067	USB3MTA + 25 bps	9/30/2024	154,047,073	6
Citigroup	CRB 3m Fwd TR Index**	36,015,587	USB3MTA + 24 bps	9/30/2024	36,015,591	4
Citigroup	CRB TR Index**	278,311,094	USB3MTA + 21 bps	9/30/2024	278,311,095	1
RBC	CRB TR Index**	29,983,716	USB3MTA + 21 bps	10/31/2024	29,983,719	3
Societe Generale	CRB 3m Fwd TR Index**	159,559,877	USB3MTA + 24 bps	11/30/2023	159,559,880	3
Bank Of America - Merrill Lynch	CRB TR Index**	204,597,614	USB3MTA + 21 bps	6/28/2024	204,597,616	2
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index**	88,025,957	USB3MTA + 25 bps	6/28/2024	88,025,957	0
Goldman Sachs	CRB TR Index**	79,384,323	USB3MTA + 20 bps	9/30/2024	79,384,323	0
		$1,183,269,683			$1,183,269,711	$28

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.
*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.
**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

13 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	October 31, 2023

ASSETS
Investments, at value	$1,661,092,161
Cash	2,241,360
Foreign currency, at value (Cost $488,691)	486,198
Unrealized appreciation on total return swap contracts	28
Receivable for investments sold	3,036,413
Receivable for shares sold	1,627,409
Deposit with broker for futures contracts (Note 3)	44,986
Dividends and interest receivable	493,885
Prepaid expenses and other assets	101,659
Total Assets	1,669,124,099
LIABILITIES
Payable for investments purchased	198,295
Payable for variation margin on futures contracts	1,424,686
Payable for interest expense on total return swap contracts	4,872,516
Payable for total return swap contract resets	3,792,818
Payable for shares redeemed	3,249,821
Investment advisory fees payable	997,528
Administration and transfer agency fees payable	717,778
Distribution and services fees payable	37,922
Professional fees payable	32,198
Accrued expenses and other liabilities	179,373
Total Liabilities	15,502,935
NET ASSETS	$1,653,621,164
NET ASSETS CONSIST OF
Paid-in capital	$1,644,552,269
Total distributable earnings/(accumulated losses)	9,068,895
NET ASSETS	$1,653,621,164
INVESTMENTS, AT COST	$1,662,194,007

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$7.51
Net Assets	$22,202,490
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,957,006
Class A:
Net Asset Value, offering and redemption price per share	$7.53
Net Assets	$11,362,174
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,509,733
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.96
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.84
Net Assets	$17,910,194
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,620,278
Class I:
Net Asset Value, offering and redemption price per share	$7.65
Net Assets	$1,602,146,306
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	209,456,118

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

14 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$15,573,676
Foreign taxes withheld on dividends	(1,306,141)
Interest and other income, net of premium amortization and accretion of discount	60,847,357
Total Investment Income	75,114,892

EXPENSES
Investment advisory fees	15,341,286
Investment advisory fees - subsidiary (Note 8)	3,251,416
Administrative fees	1,887,843
Transfer agency fees	2,679,625
Distribution and service fees
Investor Class	235,965
Class A	34,824
Class C	223,571
Professional fees	50,785
Reports to shareholders and printing fees	179,323
State registration fees	287,293
Insurance fees	24,726
Custody fees	174,202
Trustees' fees and expenses	134,943
Miscellaneous expenses	50,957
Total Expenses	24,556,759
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(3,251,416)
Class I	(210,903)
Net Expenses	21,094,440
Net Investment Income	54,020,452
Net realized gain on investments	39,698,228
Net realized loss on futures contracts	(143,008,457)
Net realized gain on total return swap contracts	64,086,199
Net realized loss on foreign currency transactions	(327,967)
Net Realized Loss	(39,551,997)
Net change in unrealized depreciation on investments	(28,549,406)
Net change in unrealized depreciation on futures contracts	(55,582,291)
Net change in unrealized depreciation on total return swap contracts	(70)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(1,888)
Net Change in Unrealized Depreciation	(84,133,655)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(123,685,652)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(69,665,200)

See Notes to Financial Statements.

15 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$54,020,452	$13,381,579
Net realized gain/(loss)	(39,551,997)	96,030,396
Net change in unrealized depreciation	(84,133,655)	(7,081,327)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(69,665,200)	102,330,648

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(5,853,087)	(15,456,243)
Class A	(1,025,116)	(1,363,415)
Class C	(1,863,383)	(2,848,568)
Class I	(104,122,024)	(201,615,631)
Net Decrease in Net Assets from Distributions	(112,863,610)	(221,283,857)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	24,927,696	41,853,019
Class A	2,221,315	11,230,606
Class C	3,485,981	18,872,221
Class I	998,720,942	1,128,168,065
Dividends reinvested
Investor Class	4,625,429	14,698,816
Class A	732,350	871,533
Class C	984,573	1,419,872
Class I	72,055,995	141,806,630
Shares redeemed, net of redemption fees
Investor Class	(87,608,141)	(50,064,058)
Class A	(6,069,300)	(1,848,093)
Class C	(11,166,968)	(4,302,809)
Class I	(913,800,802)	(701,272,116)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	89,109,070	601,433,686

Net increase/(decrease) in net assets	(93,419,740)	482,480,477

NET ASSETS
Beginning of year	1,747,040,904	1,264,560,427
End of year	$1,653,621,164	$1,747,040,904

See Notes to Financial Statements.

16 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period(a)	$8.47		$9.50		$6.06		$6.68		$7.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.21		0.05		0.11		0.02		0.06
Net realized and unrealized gain/(loss)	(0.61)		0.62		3.35		(0.58)		(0.71)
Total from investment operations	(0.40)		0.67		3.46		(0.56)		(0.65)
DISTRIBUTIONS:
From net investment income	(0.56)		(1.70)		(0.02)		(0.06)		(0.21)
Total distributions	(0.56)		(1.70)		(0.02)		(0.06)		(0.21)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		0.00	(c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	(0.96)		(1.03)		3.44		(0.62)		(0.86)
Net asset value, end of year	$7.51		$8.47		$9.50		$6.06		$6.68
TOTAL RETURN(d)	(5.01)%		9.65%		57.25%		(8.44)%		(8.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$22,202		$89,645		$89,300		$49,060		$39,226
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.34	%(e)	1.36	%(e)	1.37	%(e)	1.40	%(e)	1.39	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.34%		1.36%		1.37%		1.40%		1.39%
Ratio of net investment income to average net assets	2.66%		0.55%		1.36%		0.40%		0.82%
Portfolio turnover rate	59%		54%		54%		98%		81%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively, 1.52%, 1.53%, 1.55%, 1.58% and 1.54%.

See Notes to Financial Statements.

17 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period(a)	$8.48		$9.52		$6.07		$6.68		$7.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.22		0.06		0.13		0.04		0.07
Net realized and unrealized gain/(loss)	(0.61)		0.60		3.34		(0.59)		(0.72)
Total from investment operations	(0.39)		0.66		3.47		(0.55)		(0.65)
DISTRIBUTIONS:
From net investment income	(0.56)		(1.70)		(0.02)		(0.06)		(0.21)
Total distributions	(0.56)		(1.70)		(0.02)		(0.06)		(0.21)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–		0.00	(c)	–
Net increase/(decrease) in net asset value	(0.95)		(1.04)		3.45		(0.61)		(0.86)
Net asset value, end of year	$7.53		$8.48		$9.52		$6.07		$6.68
TOTAL RETURN(d)	(4.88)%		9.52%		57.33%		(8.29)%		(8.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,362		$16,246		$7,349		$1,254		$751
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(e)	1.30	%(e)	1.32	%(e)	1.34	%(e)	1.40	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%		1.30%		1.32%		1.34%		1.40%
Ratio of net investment income to average net assets	2.83%		0.64%		1.56%		0.62%		0.99%
Portfolio turnover rate	59%		54%		54%		98%		81%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively, 1.43%, 1.47%, 1.50%, 1.52% and 1.55%.

See Notes to Financial Statements.

18 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period(a)	$7.80		$8.94		$5.73		$6.35		$7.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.14		(0.01	)(c)	0.07		(0.02	)(c)	0.01
Net realized and unrealized gain/(loss)	(0.54)		0.56		3.14		(0.54)		(0.68)
Total from investment operations	(0.40)		0.55		3.21		(0.56)		(0.67)
DISTRIBUTIONS:
From net investment income	(0.56)		(1.69)		(0.01)		(0.06)		(0.20)
Total distributions	(0.56)		(1.69)		(0.01)		(0.06)		(0.20)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		0.01		–		0.00	(d)
Net increase/(decrease) in net asset value	(0.96)		(1.14)		3.21		(0.62)		(0.87)
Net asset value, end of year	$6.84		$7.80		$8.94		$5.73		$6.35
TOTAL RETURN(e)	(5.58)%		8.78%		56.37%		(8.97)%		(9.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$17,910		$27,856		$13,789		$2,354		$6,702
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.01	%(f)	2.00	%(f)	2.00	%(f)	2.05	%(f)	2.05	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.01%		2.00%		2.00%		2.05%		2.05%
Ratio of net investment income/(loss) to average net assets	2.03%		(0.08)%		0.84%		(0.28)%		0.17%
Portfolio turnover rate	59%		54%		54%		98%		81%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively, 2.19%, 2.18%, 2.18%, 2.23% and 2.20%.

See Notes to Financial Statements.

19 | October 31, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period(a)	$8.61		$9.62		$6.12		$6.73		$7.58
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.24		0.08		0.14		0.04		0.08
Net realized and unrealized gain/(loss)	(0.63)		0.61		3.38		(0.58)		(0.72)
Total from investment operations	(0.39)		0.69		3.52		(0.54)		(0.64)
DISTRIBUTIONS:
From net investment income	(0.57)		(1.70)		(0.02)		(0.07)		(0.21)
Total distributions	(0.57)		(1.70)		(0.02)		(0.07)		(0.21)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		(0.00	)(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	(0.96)		(1.01)		3.50		(0.61)		(0.85)
Net asset value, end of year	$7.65		$8.61		$9.62		$6.12		$6.73
TOTAL RETURN(d)	(4.87)%		9.85%		57.74%		(8.18)%		(8.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,602,146		$1,613,293		$1,154,123		$439,254		$500,305
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.16	%(e)	1.08	%(e)	1.09	%(e)	1.15	%(e)	1.14	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%		1.08%		1.09%		1.15%		1.14%
Ratio of net investment income to average net assets	3.02%		0.84%		1.68%		0.64%		1.09%
Portfolio turnover rate	59%		54%		54%		98%		81%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively, 1.34%, 1.26%, 1.27%, 1.33% and 1.29%.

See Notes to Financial Statements.

20 | October 31, 2023

ALPS | Kotak India ESG Fund

Management Commentary	October 31, 2023 (Unaudited)

Performance

For the 1-year period ending October 31, 2023, the ALPS/Kotak India ESG Fund returned 5.43% for Class I compared to its benchmark, the Nifty 500 Index, which returned 9.88% over the same period (total return, all in USD terms).

The past fiscal year was a year of uncertainties and heightened risk, the failure of a few regional US banks and the Credit Suisse merger with UBS at the start of the year to the recent Israel-Hamas conflict. The Indian market has done fairly well amidst these challenges though the markets have been very polarized. The Indian market is concurrently in the bear, bull and bubble phase. Several top large-cap stocks (and quality mid-cap stocks) have hardly given any returns in the past 2-3 years, other large- and mid-cap stocks have delivered decent returns, while several mid- and small-cap stocks have given fantastic returns in the past 6-9 months. INR remained fairly resilient amidst headwinds due to the dollar strength, high crude prices and uncertainty on global growth and rates.

While the frontline Nifty 50 Index returned 6.94% during the period, the Nifty Midcap 100 Index returned 24.59% during the period (total return, all in USD terms as per Bloomberg reference rate).

Looking at some of the global policies: The US Federal Reserve hiked the Fed Funds Rate by 6 times for the past one year by a total of 225bps to bring the Federal Funds Rate to 5.50%, while maintaining status quo with the policy rate target range at 5.25-5.5%. The Federal Open Markets Committee (FOMC) noted the strong pace of economic growth in 3QCY23, moderating but strong job gains, low unemployment rate, and elevated inflation. They also pointed to tighter financial and credit conditions likely to weigh on economic activity, hiring, and inflation. The Bank of England (BOE) had been hiking rates since December 2021, the last hike by 25 bps to 5.25% in August 2023. BOE’s latest projections show CY2023 real GDP growth at 0.5% (unchanged), 0% in CY2024 (0.5% earlier), and 0.25% in CY2025 (unchanged). The BOE projects inflation moderating from 4.75% in CY2023 to 2% in CY2025. The Bank of Japan (BOJ), in line with expectations, maintained status quo on its policy rate at -0.1%. However, it tweaked its yield curve control policy, setting an upper bound of +1% for the 10-year bond yield. The BOJ projects real GDP growth at 2% in FY2023 (1.3% earlier), 1% in FY2024 (1.2% earlier), and 1% in FY2025 (unchanged).

Looking back at India, the FY2024 Union Budget in Feb 2023, did a fine balancing act between (1) fiscal consolidation, (2) increasing attractiveness of the new personal income tax regime and (3) continued higher capital expenditure. The government has rationalized the high subsidies on food and fertilizer and the elevated rural spending seen during the pandemic. Gross borrowing has been maintained at a comfortable level, which we believe should keep interest rates in check.

On the macro side, the World Bank maintained its FY2024 GDP growth forecast for India at 6.3% and IMF raised India's FY24 GDP growth forecast to 6.3% from 6.1% earlier due to stronger demand.

The Reserve Bank of India (RBI) MPC in total had hiked the repo rate by a total of 250bps to 6.5% since May 2020 while continuing to remain focused on the withdrawal of accommodation. Business momentum in India’s manufacturing activity indicated a slowdown in growth - Manufacturing Purchase Money Index (PMI) softened to 55.5 in October vs 57.5 in September but still above the 50-mark (A PMI index greater than 50 represents growth or expansion while reading below 50 indicates contraction). PMI has remained in expansion zone for the entire year.

There was a favorable mix of sound macro and microeconomic conditions, including moderating inflation, declining commodity prices, expectations of peaking global interest rates, for example. Also, JP Morgan announced that it will include Indian government bonds in its emerging market debt index, which is a positive for India in the coming near term. Investment stocks delivered strong returns over the past 6- 12 months on expectations of strong recovery in the domestic capex cycle. Strong government capex for the period April to August 2023 supported this narrative. However, we note two potential risks with this narrative—(1) possible front-loading of government capex in FY2024 and (2) financing of capital expenditure by large fiscal deficits, which may not be sustainable given high fiscal deficit. In our view, private corporate capex appears to be sluggish given (1) weakening GFCF/GDP, despite strong government and household capex, and (2) tepid recovery in sanctioning of long-term loans for projects.

All in all, risks to India’s macro-economic outlook increased within the last few months of the fiscal year compared to a sufficiently comfortable position a few months back. Exiting the fiscal year, growth remains stable but some weakness in the formal jobs segment could add to the recent consumption headwinds. Inflation, while coming off recent highs, is likely to remain well above the 4% mark for the foreseeable future. Amid the cheers of India being included in the JP Morgan emerging market debt index, the fiscal situation remains under some stress at fiscal year end, especially given the uncertainty regarding spending needs over the next few months as well as consolidation pressures over the medium-term. In our view, the larger worry will be from the external sector. We believe that elevated crude oil prices, coupled with sustained high global rates, will impinge on the external balance. A cautious RBI would likely prefer to keep rates elevated for longer and keep liquidity close to neutral.

Market Outlook and Valuation

We believe political risk, geo-political and local elections, are the near term headwinds for the otherwise reasonably strong Indian economy and corporate earnings cycle in a troubled world.

The unfortunate situation in Israel – Gaza is still evolving and has a risk to blow up into a full blown Middle Eastern crisis. Ukraine-Russia war continues to wage on and troubles on US China relations continue to simmer. We hope that we see resolutions on these sooner rather than

21 | October 31, 2023

ALPS | Kotak India ESG Fund

Management Commentary	October 31, 2023 (Unaudited)

later. Global growth is clearly impacted by these ongoing geo-political risk and if the Middle East situation worsens, there is a serious chance of one more energy crisis as happened in 2022 led by Ukraine-Russia conflict.

Locally, India has elections in 5 states in the month of November, the results of which will be announced in the first week of December. While the outcome of these elections is no indicator of the big federal elections in May 2024 when Prime Minister Modi will seek a third term, it may create some volatility and uncertainty.

One interesting facet of Indian economy is the de-risking of the Indian macro risk in the past one decade. We ran into a year of high oil prices last year and our current account deficit was less than 2% of GDP and inflation though above the central bank target range was still manageable. Currency reserves were adequate to manage the widening current account deficit and in 2023 YTD, INR has been a resilient currency when global currencies have seen large volatility. We believe that the corporate balance sheet and profitability cycle is in good shape, and bank balance sheet on asset quality as well as Tier 1 capital and profitability are strong. In our view, the overall capex story continues on a strong foot driven by governments and import substitution and there are some initial signs of revival of general corporate capex.

We believe the recent inclusion of India in JPM Emerging Market Bond Index will further blunt the macro risk as this will likely bring in large passive and active flows, and if other index providers also include India, the flows might be meaningful. In our view, the only macro risk which has increased is the size of government’s balance sheet which expanded during Covid, but we see a trajectory of consolidation on the back of fiscal prudence and rising taxes.

In the near term, despite a strong earnings delivery, we see markets moving in a narrow range as they absorb political risks. We see some risks from the continued weakness in the rural economy of the aggregate demand but, in our view this was already factored in by the market to a large extent. The festive season may hopefully bring in some cheer and with soft raw material basket (WPI Inflation still in negative territory), we believe we would likely see another round of strong earnings in the Oct – Dec quarter. Entering fiscal year 2024, we expect the mid-market to report even stronger earnings as these businesses are mostly domestically oriented, and as they are mostly commodity consumers, earnings are more leveraged to soft commodity inflation barring oil. Oil also has moderated a bit after a swift move almost to 3 digits and does not seem to be settling in the mid-80s.

In our view, the market seems to have now taken a view that the Fed Cycle has come to an end and we witnessed swift correction in bond yields post the recent pause by the Fed. Whether this could fuel a rally in risk assets is a bit uncertain as higher for longer and the risk of bond supply will keep the yields elevated. On the domestic flow side, the monthly retail Systematic Investment Plans (SIP) flows touched an all-time high of ~$2bn in the month of September 2023, translating into an annualised run rate of around 3% of gross household savings. On the back of sustained inflows in mutual funds in the past few years, the nature of institutional holding of Indian markets have seen a big shift.

After the recent correction in the markets, Nifty valuations have moderated to 17.8X, a 12% discount to the last 10 year market multiples of 20.1X (source: Motilal Oswal). It is also worth noting that contrary to popular perception, Indian markets have seen negative aggregate flows ($0.9bn outflow) in the last three calendar years, with inflows of $3.76bn in CY21, outflows of $17.02bn in CY22 and inflows of $12.36bn in CY23 YTD as of October 31, 2023. While we do expect the consolidation phase to continue, any further correction from here may be seen as an opportunity for investors to add exposure to India.

Mr. Nitin Tejpal Jain

Fund Manager

Kotak Mahindra Asset Management (Singapore) Pte Ltd.

The views above are based on publicly available data, Kotak Group internal estimates and are based on the views of the research team at Kotak group.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra Asset Management (Singapore) Pte Ltd., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

22 | October 31, 2023

ALPS | Kotak India ESG Fund

Performance Update	October 31, 2023 (Unaudited)

Performance of $10, 000 Initial Investment (as of October 31, 2023)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	5.06%	11.41%	10.06%	10.43%	7.07%	1.40%	1.40%
Class A (NAV)	5.14%	11.56%	10.06%	10.42%	7.06%	1.28%	1.28%
Class A (LOAD)	-0.66%	9.49%	8.82%	9.80%	6.59%
Class C (NAV)	4.38%	10.69%	9.23%	9.62%	6.31%	2.00%	2.00%
Class C (LOAD)	3.38%	10.69%	9.23%	9.62%	6.31%
Class I	5.43%	11.79%	10.32%	10.74%	7.38%	1.00%	1.00%
Class II	5.69%	12.08%	10.54%	10.85%	7.47%	0.88%	0.75%
Nifty 500 Index[1]	9.88%	17.81%	12.62%	10.94%	7.11%
Morningstar India Index[2]	7.64%	15.98%	12.39%	10.49%	6.95%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

23 | October 31, 2023

ALPS | Kotak India ESG Fund

Performance Update	October 31, 2023 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares. Performance shown for Class II shares prior to December 19, 2019 reflects the historical performance of the Fund’s Class I shares, calculated using the fees and expenses of Class II shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	Morningstar India NR Index: measures the performance of India's equity markets targeting the top 97% of stocks by market capitalization.
^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A; Fund Inception date of December 19, 2019 for Class II.
*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) have agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C, and Class I shares and 0.75% for Class II shares of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

ICICI Bank, Ltd.	8.96%
Infosys, Ltd.	7.07%
Reliance Industries, Ltd.	5.96%
HDFC Bank, Ltd.	5.16%
Axis Bank, Ltd.	4.75%
Larsen & Toubro, Ltd.	3.78%
Bharti Airtel, Ltd.	3.56%
IndusInd Bank, Ltd.	3.05%
Hindustan Unilever, Ltd.	3.05%
Persistent Systems, Ltd.	2.72%
Top Ten Holdings	48.06%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

24 | October 31, 2023

ALPS | Kotak India ESG Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
COMMON STOCKS (93.33%)
Communication Services (3.55%)
Wireless Telecommunication Services (3.55%)
Bharti Airtel, Ltd.	1,000,000	$10,982,616
Bharti Airtel, Ltd. partly paid	78,914	508,419
		11,491,035

TOTAL COMMUNICATION SERVICES		11,491,035

Consumer Discretionary (8.50%)
Automobile Components (1.40%)
Apollo Tyres, Ltd.	509,156	2,331,945
Sansera Engineering, Ltd.(a)(b)	211,107	2,171,789
		4,503,734
Automobiles (3.89%)
Mahindra & Mahindra, Ltd.	242,351	4,247,270
Maruti Suzuki India, Ltd.	66,729	8,332,898
		12,580,168
Hotels, Restaurants & Leisure (2.37%)
Jubilant Foodworks, Ltd.	300,430	1,807,716
Zomato, Ltd.(c)	4,630,995	5,857,399
		7,665,115
Household Durables (0.25%)
Crompton Greaves Consumer Electricals, Ltd.	234,233	793,344

Textiles, Apparel & Luxury Goods (0.59%)
Titan Co., Ltd.	50,000	1,916,788

TOTAL CONSUMER DISCRETIONARY		27,459,149

Consumer Staples (7.72%)
Food Products (1.23%)
Bikaji Foods International, Ltd.	700,849	3,983,486

Personal Care Products (6.49%)
Dabur India, Ltd.	316,694	2,011,837
Emami, Ltd.	611,218	3,744,338
Godrej Consumer Products, Ltd.(c)	449,102	5,351,068
Hindustan Unilever, Ltd.	330,000	9,848,318
		20,955,561

TOTAL CONSUMER STAPLES		24,939,047

Energy (5.96%)
Oil, Gas & Consumable Fuels (5.96%)
Reliance Industries, Ltd.	700,000	19,248,452

TOTAL ENERGY		19,248,452

	Shares	Value (Note 2)
Financials (32.44%)
Banks (23.89%)
AU Small Finance Bank, Ltd.(a)(b)	646,798	$5,198,528
Axis Bank, Ltd.	1,300,000	15,339,758
Bandhan Bank, Ltd.(a)(b)	457,317	1,177,580
HDFC Bank, Ltd., ADR	62,825	3,552,754
HDFC Bank, Ltd.	739,579	13,123,488
ICICI Bank, Ltd., Sponsored ADR	591,286	13,120,636
ICICI Bank, Ltd.	1,438,002	15,820,614
IndusInd Bank, Ltd.	569,699	9,869,199
		77,202,557
Consumer Finance (2.96%)
Bajaj Finance, Ltd.	74,944	6,746,420
Mahindra & Mahindra Financial Services, Ltd.	958,689	2,826,149
		9,572,569
Financial Services (0.79%)
Aavas Financiers, Ltd.(c)	150,000	2,537,590

Insurance (4.80%)
HDFC Life Insurance Co., Ltd.(a)(b)	735,000	5,460,074
Max Financial Services, Ltd.(c)	550,000	6,040,804
PB Fintech, Ltd.(c)	475,923	4,004,691
		15,505,569

TOTAL FINANCIALS		104,818,285

Health Care (6.59%)
Health Care Providers & Services (4.02%)
Fortis Healthcare, Ltd.	1,311,094	5,086,013
Max Healthcare Institute, Ltd.	1,150,000	7,924,843
		13,010,856
Pharmaceuticals (2.57%)
Cipla, Ltd.	276,334	3,983,390
Sun Pharmaceutical Industries, Ltd.	330,316	4,318,603
		8,301,993

TOTAL HEALTH CARE		21,312,849

Industrials (8.65%)
Building Products (2.21%)
Apollo Pipes, Ltd.	385,987	3,058,891
Kajaria Ceramics, Ltd.	270,550	4,098,768
		7,157,659
Construction & Engineering (4.82%)
Kalpataru Projects International, Ltd.	422,285	3,360,093

See Notes to Financial Statements.

25 | October 31, 2023

ALPS | Kotak India ESG Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
Construction & Engineering (continued)
Larsen & Toubro, Ltd.	347,000	$12,211,244
		15,571,337
Passenger Airlines (1.62%)
InterGlobe Aviation, Ltd.(a)(b)(c)	177,355	5,227,109

TOTAL INDUSTRIALS		27,956,105

Information Technology (11.84%)
IT Services (11.84%)
Infosys, Ltd., Sponsored ADR	590,839	9,701,576
Infosys, Ltd.	800,000	13,156,614
Persistent Systems, Ltd.	118,650	8,788,285
Tech Mahindra, Ltd.	485,711	6,619,332
		38,265,807

TOTAL INFORMATION TECHNOLOGY		38,265,807

Materials (6.67%)
Chemicals (0.34%)
Carborundum Universal, Ltd.	85,000	1,094,529

Construction Materials (3.95%)
JK Cement, Ltd.	83,214	3,154,596
Odisha Cement, Ltd.	175,731	4,443,127
Ramco Cements, Ltd.	432,930	5,158,432
		12,756,155
Containers & Packaging (0.74%)
Mold-Tek Packaging, Ltd.	223,731	2,395,107

Metals & Mining (1.64%)
Hindalco Industries, Ltd.	962,338	5,311,867

TOTAL MATERIALS		21,557,658

Real Estate (1.41%)
Real Estate Management & Development (1.41%)
Brigade Enterprises, Ltd.	614,948	4,544,305

TOTAL REAL ESTATE		4,544,305

TOTAL COMMON STOCKS
(Cost $245,295,148)		301,592,692

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.32%)
Money Market Funds (2.32%)
Goldman Sachs Financial Square Government Fund - Institutional Class	5.253%	7,500,000	$7,500,000

TOTAL MONEY MARKET FUNDS			7,500,000

TOTAL SHORT TERM INVESTMENTS
(Cost $7,500,000)			7,500,000

TOTAL INVESTMENTS (95.65%)
(Cost $252,795,148)			$309,092,692

Assets In Excess Of Other Liabilities (4.35%)			14,054,222

NET ASSETS (100.00%)			$323,146,914

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, the aggregate market value of those securities was $19,235,080, representing 5.95% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2023 the aggregate market value of those securities was $19,235,080, representing 5.95% of net assets.
(c)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

26 | October 31, 2023

ALPS | Kotak India ESG Fund

Statement of Assets and Liabilities	October 31, 2023

ASSETS
Investments, at value	$309,092,692
Cash	2,721,930
Foreign currency, at value (Cost $12,635,093)	11,932,069
Receivable for investments sold	3,690,201
Receivable for shares sold	5,161,543
Dividends and interest receivable	264,822
Prepaid expenses and other assets	16,046
Total Assets	332,879,303
LIABILITIES
Payable for investments purchased	655,105
Payable for foreign capital gains tax	8,752,951
Investment advisory fees payable	150,557
Administration and transfer agency fees payable	110,750
Distribution and services fees payable	5,534
Trustees' fees and expenses payable	6,320
Professional fees payable	23,538
Accrued expenses and other liabilities	27,634
Total Liabilities	9,732,389
NET ASSETS	$323,146,914
NET ASSETS CONSIST OF
Paid-in capital	$269,906,302
Total distributable earnings/(accumulated losses)	53,240,612
NET ASSETS	$323,146,914
INVESTMENTS, AT COST	$252,795,148
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$16.32
Net Assets	$4,596,447
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	281,611
Class A:
Net Asset Value, offering and redemption price per share	$16.29
Net Assets	$1,499,475
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	92,043
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$17.24
Class C:
Net Asset Value, offering and redemption price per share(a)	$14.71
Net Assets	$1,209,937
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	82,271
Class I:
Net Asset Value, offering and redemption price per share	$17.03
Net Assets	$24,025,558
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,410,994
Class II:
Net Asset Value, offering and redemption price per share	$17.20
Net Assets	$291,815,497
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	16,968,939

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

27 | October 31, 2023

ALPS | Kotak India ESG Fund

Statement of Operations	For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$3,647,817
Foreign taxes withheld on dividends	(812,532)
Interest and other income	532,920
Total Investment Income	3,368,205

EXPENSES
Investment advisory fees	2,384,228
Administrative fees	570,995
Transfer agency fees	3,995
Distribution and service fees
Investor Class	15,093
Class A	3,893
Class C	10,720
Professional fees	41,114
Reports to shareholders and printing fees	2,037
State registration fees	85,993
Insurance fees	4,649
Custody fees	64,305
Trustees' fees and expenses	24,326
Repayment of previously waived fees
Investor Class	4,970
Class C	926
Class I	20,843
Miscellaneous expenses	35,370
Total Expenses	3,273,457
Less fees waived/reimbursed by investment advisor (Note 8)
Class II	(431,570)
Net Expenses	2,841,887
Net Investment Income	526,318
Net realized gain on investments	22,637,740
Net realized loss on foreign currency transactions	(149,992)
Net realized loss on foreign capital gains tax	(3,890,823)
Net Realized Gain	18,596,925
Net change in unrealized appreciation on investments	2,716,391
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	82,116
Net change in unrealized depreciation on foreign capital gains tax	(174,331)
Net Change in Unrealized Appreciation	2,624,176
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	21,221,101
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,747,419

See Notes to Financial Statements.

28 | October 31, 2023

ALPS | Kotak India ESG Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
OPERATIONS
Net investment income/(loss)	$526,318	$(664,107)
Net realized gain	18,596,925	6,603,214
Net change in unrealized appreciation/(depreciation)	2,624,176	(47,501,737)
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,747,419	(41,562,630)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(59,404)	(203,811)
Class A	(14,494)	(41,456)
Class C	(17,218)	(88,461)
Class I	(235,995)	(829,227)
Class II	(5,145,390)	(19,311,883)
Net Decrease in Net Assets from Distributions	(5,472,501)	(20,474,838)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	1,656,774	1,318,289
Class A	654,565	296,777
Class C	485,951	12,000
Class I	10,278,948	4,226,736
Class II	10,000,000	–
Dividends reinvested
Investor Class	48,934	176,973
Class A	12,562	39,052
Class C	17,218	88,461
Class I	233,078	790,535
Class II	5,145,390	19,311,883
Shares redeemed, net of redemption fees
Investor Class	(962,391)	(931,483)
Class A	(60,747)	(120,501)
Class C	(393,111)	(372,795)
Class I	(3,062,056)	(2,814,302)
Class II	(75,000,000)	–
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(50,944,885)	22,021,625

Net decrease in net assets	(34,669,967)	(40,015,843)

NET ASSETS
Beginning of year	357,816,881	397,832,724
End of year	$323,146,914	$357,816,881

See Notes to Financial Statements.

29 | October 31, 2023

ALPS | Kotak India ESG Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period	$15.78		$18.70	$12.66	$13.02	(a)	$11.73 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07	)(c)	(0.12)	(0.12)	(0.07	)(c)	(0.10)
Net realized and unrealized gain/(loss)	0.85		(1.82)	6.16	(0.93)		2.19
Total from investment operations	0.78		(1.94)	6.04	(1.00)		2.09
DISTRIBUTIONS:
From net investment income	–		(0.44)	–	–		–
From net realized gains	(0.25)		(0.54)	–	(0.17)		(0.80)
Total distributions	(0.25)		(0.98)	–	(0.17)		(0.80)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01		0.00 (d)	0.00 (d)	0.81		0.00 (d)
Net increase/(decrease) in net asset value	0.54		(2.92)	6.04	(0.36)		1.29
Net asset value, end of year	$16.32		$15.78	$18.70	$12.66		$13.02
TOTAL RETURN(e)	5.06%		(10.90)%	47.71%	(1.48)%		18.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,596		$3,711	$3,814	$2,704		$4,604
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.37%		1.33%	1.35%	1.72%		3.27%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.37%		1.33%	1.35%	1.40	%(f)	1.91%
Ratio of net investment loss to average net assets	(0.43)%		(0.74)%	(0.73)%	(0.64)%		(0.79)%
Portfolio turnover rate	24%		18%	29%	90%		56%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

See Notes to Financial Statements.

30 | October 31, 2023

ALPS | Kotak India ESG Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period	$15.74		$18.62	$12.59	$12.99	(a)	$11.72 (a)
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.04	)(c)	(0.08)	(0.11)	(0.07	)(c)	(0.06)
Net realized and unrealized gain/(loss)	0.84		(1.82)	6.14	(0.16)		2.13
Total from investment operations	0.80		(1.90)	6.03	(0.23)		2.07
DISTRIBUTIONS:
From net investment income	–		(0.44)	–	–		–
From net realized gains	(0.25)		(0.54)	–	(0.17)		(0.80)
Total distributions	(0.25)		(0.98)	–	(0.17)		(0.80)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	–	0.00 (d)	–		–
Net increase/(decrease) in net asset value	0.55		(2.88)	6.03	(0.40)		1.27
Net asset value, end of year	$16.29		$15.74	$18.62	$12.59		$12.99
TOTAL RETURN(e)	5.14%		(10.70)%	47.90%	(1.80)%		18.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,499		$847	$762	$89		$96
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.23%		1.10%	1.30%	1.62%		3.24%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.23%		1.10%	1.30%	1.31	%(f)	1.94%
Ratio of net investment loss to average net assets	(0.26)%		(0.51)%	(0.68)%	(0.56)%		(0.52)%
Portfolio turnover rate	24%		18%	29%	90%		56%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

See Notes to Financial Statements.

31 | October 31, 2023

ALPS | Kotak India ESG Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period	$14.34		$17.18	$11.70	$12.18	(a)	$11.10 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.15	)(c)	(0.21)	(0.21)	(0.14	)(c)	(0.17)
Net realized and unrealized gain/(loss)	0.77		(1.67)	5.69	(0.17)		2.05
Total from investment operations	0.62		(1.88)	5.48	(0.31)		1.88
DISTRIBUTIONS:
From net investment income	–		(0.42)	–	–		–
From net realized gains	(0.25)		(0.54)	–	(0.17)		(0.80)
Total distributions	(0.25)		(0.96)	–	(0.17)		(0.80)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	–		0.00 (d)
Net increase/(decrease) in net asset value	0.37		(2.84)	5.48	(0.48)		1.08
Net asset value, end of year	$14.71		$14.34	$17.18	$11.70		$12.18
TOTAL RETURN(e)	4.38%		(11.52)%	46.84%	(2.58)%		17.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,210		$1,060	$1,598	$1,868		$2,195
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.00%		2.00%	2.00%	2.37%		3.97%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%		2.00%	2.00%	2.06	%(f)	2.60%
Ratio of net investment loss to average net assets	(1.02)%		(1.42)%	(1.37)%	(1.29)%		(1.47)%
Portfolio turnover rate	24%		18%	29%	90%		56%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

See Notes to Financial Statements.

32 | October 31, 2023

ALPS | Kotak India ESG Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period	$16.40		$19.35	$13.05	$13.43	(a)	$12.05 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.00	)(c)(d)	(0.07)	(0.07)	(0.03	)(d)	(0.05)
Net realized and unrealized gain/(loss)	0.88		(1.89)	6.37	(0.18)		2.23
Total from investment operations	0.88		(1.96)	6.30	(0.21)		2.18
DISTRIBUTIONS:
From net investment income	–		(0.45)	–	–		–
From net realized gains	(0.25)		(0.54)	–	(0.17)		(0.80)
Total distributions	(0.25)		(0.99)	–	(0.17)		(0.80)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)	–
Net increase/(decrease) in net asset value	0.63		(2.95)	6.30	(0.38)		1.38
Net asset value, end of year	$17.03		$16.40	$19.35	$13.05		$13.43
TOTAL RETURN(e)	5.43%		(10.62)%	48.28%	(1.59)%		18.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$24,026		$15,664	$16,053	$21,861		$21,989
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.00%		1.00%	1.00%	1.36%		2.93%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.00%		1.00%	1.00%	1.06	%(f)	1.60%
Ratio of net investment loss to average net assets	(0.02)%		(0.41)%	(0.45)%	(0.28)%		(0.39)%
Portfolio turnover rate	24%		18%	29%	90%		56%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

See Notes to Financial Statements.

33 | October 31, 2023

ALPS | Kotak India ESG Fund – Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Period December 19, 2019 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$16.52	$19.45	$13.08	$13.50	(a)
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.03	(0.03)	(0.02)	0.02
Net realized and unrealized gain/(loss)	0.90	(1.90)	6.39	(0.44)
Total from investment operations	0.93	(1.93)	6.37	(0.42)
DISTRIBUTIONS:
From net investment income	–	(0.46)	–	–
From net realized gains	(0.25)	(0.54)	–	–
Total distributions	(0.25)	(1.00)	–	–
Net increase/(decrease) in net asset value	0.68	(2.93)	6.37	(0.42)
Net asset value, end of year	$17.20	$16.52	$19.45	$13.08
TOTAL RETURN(c)	5.69%	(10.42)%	48.70%	(3.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$291,815	$336,535	$375,605	$136,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.88%	0.88%	0.91%	1.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75%	0.75%	0.75%	0.75	%(d)
Ratio of net investment income/(loss) to average net assets	0.16%	(0.16)%	(0.11)%	0.24	%(d)
Portfolio turnover rate(e)	24%	18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34 | October 31, 2023

ALPS Global Opportunity Fund

Management Commentary	October 31, 2023 (Unaudited)

Annual Commentary and Outlook

Stocks were surprisingly calm during the fiscal year despite ominous headwinds building. We believe that inflation, interest rates, corporate profitability, geopolitical tensions, impending market liquidity strains and credit cycle are all trending the wrong direction. These stress points have been looming for several quarters. However, not all is doom and gloom. At fiscal year-end, massive spending by the U.S. government seems to be the glue holding everything together. The positive result is a slow and orderly downward pressure on valuations with the passage of time.

At fiscal year-end, inflation remains stubborn which has led to longer dated interest rates rising to levels not seen since 2007. The ten year treasury is approaching 5%. The Consumer Price Index (CPI) bottomed at 3% then bounced to 3.7% for two months. Leading indicators suggest the future CPI trend is flat to higher from here.

Entering fiscal year 2024, consensus has been firming around the concept of an end to monetary tightening around the globe. In our view, the Federal Reserve is in a bind as market interest rates are becoming restrictive as they rise to a point of concern. We believe that returning to tightening would send a bleak message that inflation cannot be controlled without serious damage to financial markets.

Stocks were resilient over the past year to the end of October despite persistent inflation. The S&P 500 Index was higher 10.1%, primarily driven by large capitalization technology companies. The S&P 500 Technology Index increased 31% from strong earnings. However, small companies represented by the Russell 2000 Index were down 8.6%. S&P 500 Financial stocks were hurt 2.7% from the looming credit cycle and weak earnings from an inverted yield curve.

Portfolio Review

For the fiscal year ending October 31, 2023, the ALPS Global Opportunity Fund (LPEFX) increased 10.8%. The fund’s primary benchmark index of Morningstar Developed Markets Index-net of fees finished up 9.7% for the same period.

The benchmark return was driven by strength in bellwether names such as Microsoft, Nvidia, Meta, and Alphabet. Whereas, the fund benefited from a relatively high exposure to financial services stocks. Also, currency contributed 1% more than the benchmark from the relatively high exposure to foreign stocks as the U.S. dollar declined 4.4% from a year ago.

Strong performance by positions in 3i Group and Mutares helped absorb the loss in the spring from a small position in SVB Financial.

Net contributors to performance included:

•	3i Group Plc
•	Ares Management Corp-A
•	Mutares SE & Co KGAA

Net detractors from performance included:

•	SVB Financial Group
•	IAC Inc.
•	Cannae Holdings Inc.

Exiting the fiscal year, positioning continues to favor broadening diversification with a higher number of positions. During the fiscal year through October 2023 the fund added fourteen new positions and sold twelve names, ending the period with 50 positions.

Outlook (as of October 31, 2023)

Focus remains on inflation and interest rates. The Federal Reserve (Fed) will likely keep rates high as inflation persists from exceptional fiscal spending. We believe that volatile markets are likely as the political mess continued through the end of the fiscal year in Washington D.C., which is delaying fiscal restraint. Deficit spending over 6% of the annual budget is forecast for the next several years, according to the Congressional Budget Office. This level of spending is traditionally temporary following times of crisis like 2008-2009. We believe this spending is not sustainable and will likely to lead to ratings downgrades and subsequent bond liquidity risk if spending is not controlled.

The stock market outlook isn’t as bleak at the moment with strong corporate earnings due in part to government spending. Also, in our view, valuations have come off to appropriate levels given long-term interest rates. Forward price to earnings (P/E) within the S&P 500 have gradually declined from 2020 to levels last seen in 2007 when 10-year treasuries were also around 5%. Pandemic stimulus catapulted valuations to over 25x. Forward P/E estimates are now more modest around 15x.

Given expected volatility, we believe a conservative approach with high diversification and relatively stable earnings streams will be favored. Our view is that growth companies with high valuations will be avoided along with potential credit cycle victims and those firms desperate for investors such as venture capital.

Thank you for your continued support.

Andrew Drummond

Portfolio Manager

35 | October 31, 2023

ALPS Global Opportunity Fund

Management Commentary	October 31, 2023 (Unaudited)

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

36 | October 31, 2023

ALPS Global Opportunity Fund

Performance Update	October 31, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2023)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Year	5 Year	10 Year	Total Expense Ratio*	What You Pay*
Investor# (NAV)	10.81%	5.03%	5.91%	6.16%	2.22%	2.22%
Class A (NAV)	10.87%	5.00%	5.93%	6.17%	2.24%	2.24%
Class A (LOAD)	4.86%	3.02%	4.72%	5.57%
Class C (NAV)	10.22%	4.28%	5.10%	5.40%	2.89%	2.89%
Class C (LOAD)	9.22%	4.28%	5.10%	5.40%
Class I	11.43%	5.33%	6.18%	6.46%	1.88%	1.88%
Class R	10.58%	4.78%	5.66%	5.97%	2.34%	2.34%
Morningstar Developed Markets Index[1]	9.69%	7.50%	7.67%	7.28%
Red Rocks Global Listed Private Equity Index[2]	9.33%	3.00%	3.75%	5.10%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

37 | October 31, 2023

ALPS Global Opportunity Fund

Performance Update	October 31, 2023 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.

[1]	The Morningstar Developed Market Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Advisor. An investor may not invest directly in an index.

*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

38 | October 31, 2023

ALPS Global Opportunity Fund

Performance Update	October 31, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

3i Group PLC	4.83%
HarbourVest Global Private Equity, Ltd.	4.68%
Ares Management LP	4.31%
HgCapital Trust PLC	3.92%
KKR & Co., Inc.	3.91%
Partners Group Holding AG	3.53%
Brederode SA	3.41%
Blackstone, Inc.	3.36%
Oakley Capital Investments, Ltd.	3.11%
Berkshire Hathaway, Inc.	3.04%
Top Ten Holdings	38.10%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

39 | October 31, 2023

ALPS Global Opportunity Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
CLOSED-END FUNDS (22.19%)
HarbourVest Global Private Equity, Ltd.(a)	91,000	$2,387,112
HBM Healthcare Investments AG, Class A	3,457	601,977
HgCapital Trust PLC	447,000	1,999,491
NB Private Equity Partners, Ltd.	39,960	763,511
Oakley Capital Investments, Ltd.	311,000	1,587,622
Pantheon International PLC Fund(a)	325,000	1,121,412
VinaCapital Vietnam Opportunity Fund, Ltd.	66,700	356,711
ICG Enterprise Trust PLC	78,442	1,039,232
Abrdn Private Equity Opportunities Trust Plc	168,777	886,206
3i Infrastructure PLC	160,551	583,949

TOTAL CLOSED-END FUNDS
(Cost $10,049,469)		11,327,223

COMMON STOCKS (69.32%)
Communications (1.27%)
Media (1.27%) IAC, Inc.(a)	7,750	329,763
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	13,000	318,370
		648,133

TOTAL COMMUNICATIONS		648,133

Consumer Discretionary (1.66%)
Retail (1.66%)
Wesfarmers, Ltd.	26,400	849,387

TOTAL CONSUMER DISCRETIONARY		849,387

Consumer Staples (2.47%)
Retail (2.47%)
Costco Wholesale Corp.	2,280	1,259,563

TOTAL CONSUMER STAPLES		1,259,563

Consumer, Non-Cyclical (2.69%)
Commercial Services (1.27%)
Ashtead Group PLC	11,300	648,084

Healthcare-Services (1.42%)
UnitedHealth Group, Inc.	1,350	723,006

TOTAL CONSUMER, NON-CYCLICAL		1,371,090

Financials (49.07%)
Diversified Financial Services (26.06%)
Apollo Global Management, Inc.	10,800	836,352
Ares Management LP, Class A	22,300	2,198,557

	Shares	Value (Note 2)
Diversified Financial Services (continued)
Berkshire Hathaway, Inc., Class B(a)	4,550	$1,553,051
Blackstone, Inc., Class A	18,600	1,717,710
Carlyle Group, Inc.	17,000	468,180
Intermediate Capital Group PLC	89,500	1,424,931
KKR & Co., Inc., Class A	36,000	1,994,400
Mastercard, Inc., Class A	2,310	869,369
Partners Group Holding AG	1,700	1,800,068
StepStone Group, Inc., Class A	15,700	444,310
		13,306,928
Investment Companies (13.63%)
3i Group PLC	104,500	2,463,860
Ares Capital Corp.	53,400	1,012,464
Blue Owl Capital Corp.	47,500	628,900
Carlyle Secured Lending, Inc.	36,700	499,120
Investor AB, B Shares	56,000	1,027,998
Italmobiliare SpA	12,400	313,503
Mutares SE & Co. KGaA	33,600	1,012,285
		6,958,130
Private Equity (9.38%)
Altamir	41,168	1,102,065
Brederode SA	19,545	1,740,024
Clairvest Group, Inc.	12,700	659,383
Deutsche Beteiligungs AG	10,600	314,697
Hercules Capital, Inc.	26,000	400,400
Onex Corp.	10,200	571,656
		4,788,225

TOTAL FINANCIALS		25,053,283

Health Care (2.42%)
Healthcare-Services (2.42%)
Chemed Corp.	2,200	1,237,830

TOTAL HEALTH CARE		1,237,830

Industrials (4.48%)
Aerospace/Defense (1.43%)
Lockheed Martin Corp.	1,600	727,424

Electrical Equipment (0.90%)
Melrose Industries PLC	81,000	461,196

Machinery-Diversified (2.15%)
Dover Corp.	4,700	610,765
Nordson Corp.	2,300	488,957
		1,099,722

TOTAL INDUSTRIALS		2,288,342

See Notes to Financial Statements.

40 | October 31, 2023

ALPS Global Opportunity Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
Technology (5.26%)
Computers (1.60%)
Accenture PLC, Class A	2,750	$816,997

Software (3.66%)
Constellation Software, Inc.	610	1,222,864
Paychex, Inc.	5,800	644,090
		1,866,954

TOTAL TECHNOLOGY		2,683,951

TOTAL COMMON STOCKS
(Cost $29,397,643)		35,391,579

BUSINESS DEVELOPMENT COMPANIES (2.50%)
Financials (2.50%)
Investment Companies (2.50%)
FS KKR Capital Corp.	67,500	1,279,125

TOTAL FINANCIALS		1,279,125

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $1,498,952)		1,279,125

PREFERRED STOCK (2.05%)
Financials (2.05%)
Investment Companies (2.05%)
Compass Diversified Holdings, Series C, 7.875%(b)	43,781	1,046,366

TOTAL FINANCIALS		1,046,366

TOTAL PREFERRED STOCK
(Cost $1,000,282)		1,046,366

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (3.91%)
Money Market Fund (3.91%)
Money Market Fund (3.91%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	5.300%	1,994,149	1,994,149

TOTAL MONEY MARKET FUND			1,994,149

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,994,149)			1,994,149

TOTAL INVESTMENTS (99.97%)
(Cost $43,940,495)			$51,038,442

Assets In Excess Of Other Liabilities (0.03%)			14,147

NET ASSETS (100.00%)			$51,052,589

(a)	Non-Income Producing Security.
(b)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

41 | October 31, 2023

ALPS Global Opportunity Fund

Statement of Investments	October 31, 2023

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at October 31, 2023	Fund Delivering	U.S. $ Value at October 31, 2023	Unrealized Appreciation

State Street Bank & Trust Company	12/15/23	USD	$2,137,149	GBP	$2,127,752	$9,397
						$9,397

See Notes to Financial Statements.

42 | October 31, 2023

ALPS Global Opportunity Fund

Statement of Assets and Liabilities	October 31, 2023

ASSETS
Investments, at value	$51,038,442
Unrealized appreciation on forward foreign currency contracts	9,397
Receivable for investments sold	624
Receivable for shares sold	173
Dividends receivable	148,042
Prepaid expenses and other assets	13,960
Total Assets	51,210,638
LIABILITIES
Payable for investments purchased	625
Payable for shares redeemed	9,394
Investment advisory fees payable	36,588
Administration and transfer agency fees payable	22,956
Distribution and services fees payable	21,930
Trustees' fees and expenses payable	880
Professional fees payable	19,754
Custody fees payable	37,665
Accrued expenses and other liabilities	8,257
Total Liabilities	158,049
NET ASSETS	$51,052,589
NET ASSETS CONSIST OF
Paid-in capital	$45,298,025
Total distributable earnings/(accumulated losses)	5,754,564
NET ASSETS	$51,052,589
INVESTMENTS, AT COST	$43,940,495
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$5.64
Net Assets	$9,378,886
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,661,817
Class A:
Net Asset Value, offering and redemption price per share	$5.61
Net Assets	$5,378,844
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	958,901
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$5.94
Class C:
Net Asset Value, offering and redemption price per share(a)	$4.96
Net Assets	$2,097,862
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	422,544
Class I:
Net Asset Value, offering and redemption price per share	$5.85
Net Assets	$30,175,825
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,161,509
Class R:
Net Asset Value, offering and redemption price per share	$4.18
Net Assets	$4,021,172
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	961,287

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

43 | October 31, 2023

ALPS Global Opportunity Fund

Statement of Operations	For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$1,621,980
Foreign taxes withheld on dividends	(39,790)
Total Investment Income	1,582,190

EXPENSES
Investment advisory fees	481,071
Administrative fees	61,511
Transfer agency fees	48,297
Distribution and service fees
Investor Class	34,394
Class A	17,272
Class C	33,371
Class R	20,907
Professional fees	22,388
Reports to shareholders and printing fees	8,679
State registration fees	70,587
Insurance fees	812
Custody fees	16,390
Trustees' fees and expenses	4,307
Miscellaneous expenses	17,672
Total Expenses	837,658
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(423)
Class A	(181)
Class C	(2,450)
Class I	(21,039)
Class R	(535)
Net Expenses	813,030
Net Investment Income	769,160
Net realized gain on investments	969,968
Net realized loss on foreign currency transactions	(6,638)
Net realized loss on forward contracts	(144,349)
Net Realized Gain	818,981
Net change in unrealized appreciation on investments	4,985,975
Net change in unrealized appreciation on forward contracts	68,561
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	17,941
Net Change in Unrealized Appreciation	5,072,477
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,891,458
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,660,618

See Notes to Financial Statements.

44 | October 31, 2023

ALPS Global Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$769,160	$745,383
Net realized gain	818,981	3,622,644
Net change in unrealized appreciation/(depreciation)	5,072,477	(36,111,244)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,660,618	(31,743,217)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	–	(4,401,059)
Class A	–	(913,115)
Class C	–	(2,483,588)
Class I	–	(14,277,811)
Class R	–	(1,815,477)
Net Decrease in Net Assets from Distributions	–	(23,891,050)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	188,818	1,022,008
Class A	2,103,737	2,831,090
Class C	–	135,214
Class I	8,125,624	8,276,457
Class R	301,435	310,647
Dividends reinvested
Investor Class	–	3,571,315
Class A	–	749,895
Class C	–	1,998,640
Class I	–	12,833,066
Class R	–	1,815,477
Shares redeemed, net of redemption fees
Investor Class	(2,152,999)	(5,006,596)
Class A	(1,914,379)	(585,501)
Class C	(2,892,700)	(3,158,729)
Class I	(18,427,379)	(20,286,450)
Class R	(873,064)	(1,141,432)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(15,540,907)	3,365,101

Net decrease in net assets	(8,880,289)	(52,269,166)

NET ASSETS
Beginning of year	59,932,878	112,202,044
End of year	$51,052,589	$59,932,878

See Notes to Financial Statements.

45 | October 31, 2023

ALPS Global Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$5.09	$9.39	$6.47	$7.71	$6.79
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.05	0.00 (c)	0.06	0.12
Net realized and unrealized gain/(loss)	0.48	(2.37)	3.22	(0.23)	1.09
Total from investment operations	0.55	(2.32)	3.22	(0.17)	1.21
DISTRIBUTIONS:
From net investment income	–	(1.25)	–	(0.60)	(0.06)
From net realized gains	–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	–	(1.98)	(0.30)	(1.07)	(0.29)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	0.55	(4.30)	2.92	(1.24)	0.92
Net asset value, end of year	$5.64	$5.09	$9.39	$6.47	$7.71
TOTAL RETURN(d)	10.81%	(30.83)%	51.18%	(3.20)%	18.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,379	$10,256	$20,967	$15,580	$25,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.59%	1.46%	1.49%	1.47%	1.44%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.59%	1.46%	1.49%	1.47%	1.44%
Ratio of net investment income to average net assets(e)	1.20%	0.81%	0.01%	0.86%	1.71%
Portfolio turnover rate	21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

46 | October 31, 2023

ALPS Global Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$5.06	$9.35	$6.45	$7.67	$6.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.05	0.00 (c)	0.04	0.20
Net realized and unrealized gain/(loss)	0.48	(2.36)	3.20	(0.20)	0.99
Total from investment operations	0.55	(2.31)	3.20	(0.16)	1.19
DISTRIBUTIONS:
From net investment income	–	(1.25)	–	(0.60)	(0.08)
From net realized gains	–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	–	(1.98)	(0.30)	(1.07)	(0.31)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00 (c)	0.01	–
Net increase/(decrease) in net asset value	0.55	(4.29)	2.90	(1.22)	0.88
Net asset value, end of year	$5.61	$5.06	$9.35	$6.45	$7.67
TOTAL RETURN(d)	10.87%	(30.85)%	51.02%	(2.92)%	18.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,379	$4,710	$4,188	$2,544	$790
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.57%	1.49%	1.47%	1.51%	1.48%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.57%	1.49%	1.47%	1.51%	1.48%
Ratio of net investment income to average net assets(e)	1.24%	0.88%	0.05%	0.62%	2.74%
Portfolio turnover rate	21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

47 | October 31, 2023

ALPS Global Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$4.50	$8.59	$5.98	$7.25	$6.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.03	0.00 (c)	(0.06)	0.01	0.06
Net realized and unrealized gain/(loss)	0.43	(2.12)	2.97	(0.22)	1.03
Total from investment operations	0.46	(2.12)	2.91	(0.21)	1.09
DISTRIBUTIONS:
From net investment income	–	(1.24)	–	(0.59)	(0.02)
From net realized gains	–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	–	(1.97)	(0.30)	(1.06)	(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	–	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	0.46	(4.09)	2.61	(1.27)	0.84
Net asset value, end of year	$4.96	$4.50	$8.59	$5.98	$7.25
TOTAL RETURN(d)	10.22%	(31.48)%	50.14%	(4.01)%	17.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,098	$4,507	$10,883	$9,061	$16,256
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.32%	2.23%	2.20%	2.22%	2.16%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.25%	2.23%	2.20%	2.22%	2.16%
Ratio of net investment income/(loss) to average net assets(e)	0.52%	0.03%	(0.73)%	0.12%	0.86%
Portfolio turnover rate	21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

48 | October 31, 2023

ALPS Global Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$5.25	$9.61	$6.61	$7.84	$6.92
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.07	0.02	0.07	0.13
Net realized and unrealized gain/(loss)	0.51	(2.44)	3.28	(0.23)	1.10
Total from investment operations	0.60	(2.37)	3.30	(0.16)	1.23
DISTRIBUTIONS:
From net investment income	–	(1.26)	–	(0.60)	(0.08)
From net realized gains	–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	–	(1.99)	(0.30)	(1.07)	(0.31)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	0.60	(4.36)	3.00	(1.23)	0.92
Net asset value, end of year	$5.85	$5.25	$9.61	$6.61	$7.84
TOTAL RETURN(d)	11.43%	(30.69)%	51.31%	(2.93)%	18.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$30,176	$36,321	$69,176	$55,950	$141,286
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.31%	1.22%	1.20%	1.22%	1.19%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.25%	1.22%	1.20%	1.22%	1.19%
Ratio of net investment income to average net assets(e)	1.55%	1.07%	0.29%	1.08%	1.80%
Portfolio turnover rate	21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

49 | October 31, 2023

ALPS Global Opportunity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$3.78	$7.50	$5.23	$6.45	$5.75
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.04	0.03	(0.01)	0.03	0.09
Net realized and unrealized gain/(loss)	0.36	(1.77)	2.58	(0.18)	0.90
Total from investment operations	0.40	(1.74)	2.57	(0.15)	0.99
DISTRIBUTIONS:
From net investment income	–	(1.25)	–	(0.60)	(0.06)
From net realized gains	–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	–	(1.98)	(0.30)	(1.07)	(0.29)
Net increase/(decrease) in net asset value	0.40	(3.72)	2.27	(1.22)	0.70
Net asset value, end of year	$4.18	$3.78	$7.50	$5.23	$6.45
TOTAL RETURN(c)	10.58%	(30.92)%	50.86%	(3.56)%	18.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,021	$4,140	$6,987	$5,231	$5,782
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.76%	1.68%	1.65%	1.68%	1.61%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.75%	1.68%	1.65%	1.68%	1.61%
Ratio of net investment income/(loss) to average net assets(d)	1.04%	0.61%	(0.17)%	0.61%	1.51%
Portfolio turnover rate	21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

See Notes to Financial Statements.

50 | October 31, 2023

RiverFront Asset Allocation Growth & Income

Management Commentary	October 31, 2023 (Unaudited)

Year in Review (November 2022 – October 2023):

The fiscal year from 11/01/2022 to 10/31/2023 presented an environment where broad equity indices generally outperformed broad bond indices with the Bloomberg US Aggregate Index being about flat over the period and with both the All-Country World Index (ACWI) and the S&P 500 Index up approximately 10% for the period. Inflation abated during the period but remains elevated at fiscal year end as year over year CPI in November 2022 was 7.1% vs. 3.7% in September 2023. The Fed Funds rate went from 3.08% at the beginning of the period to 5.33% at the end of the period with the Fed leaning towards pausing rather than raising interest rates moving forward. As one would expect, 10-year treasury rates also increased substantially over the period. The VIX index (an index designed to measure constant, 30- day expected volatility of the U.S. stock market) moved down during the period from the mid-twenties to the mid-teens with some intra-period volatility, but no major spikes.

This market dynamic contributed to a moderate absolute performance year for balanced portfolios in general. Portfolios with more equity risk were generally rewarded given that broad fixed income markets were flat. Moreover, long-duration fixed income assets faired relatively poorly over the period. Developed international equities generally outperformed their US counterparts (by about 5%) with emerging international equities performing in line with US equities during this period.

Outlook:

As we begin to look at the next twelve months, we believe that there will be an asset allocation shift between equities and fixed income. Now that the equity risk premium has eroded to near zero, the bond market is getting to levels where investors must begin to rethink the equity/fixed income asset allocation decision, as fixed income is becoming more attractive than equities. With the 10-year Treasury yielding 4.56% and the S&P500’s dividend yield at 1.58%, the spread differential is compelling. Additionally, with yields this high, even the earnings yield on stocks is less compelling when compared to high quality corporate bonds yields. At fiscal year end, the equity risk premium is currently -138 basis points (4.93 earnings yield – 6.31 BBB corporate bond yield).

In lieu of the market performance over the last year, investors have begun to add exposure to international markets. However, we believe that the economic headwinds internationally such as war, inflation, and recession will continue a US bias in the fund as it has a stronger economic backdrop.

FUND LEVEL ATTRIBUTION

RiverFront Asset Allocation Growth & Income

The RiverFront Asset Allocation Growth & Income mutual fund posted NAV returns below the benchmark during the fiscal year. The top themes that contributed to and detracted from performance over the last twelve months are listed below:

Contributors:

•	Underweight allocation to broad fixed income
•	Selection within emerging market equities
•	Overweight cash

Detractors:

•	Selection within US equities
•	Selection within broad fixed income
•	Selection within international equities

Kevin Nicholson, CFA

Adam Grossman, CFA

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

51 | October 31, 2023

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2023)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	4.53%	3.19%	3.29%	3.90%	5.34%	0.93%	0.93%
Class A (NAV)	4.54%	3.20%	3.31%	3.91%	5.34%	0.93%	0.93%
Class A (LOAD)	-1.23%	1.27%	2.14%	3.32%	4.89%
Class C (NAV)	3.68%	2.41%	2.52%	3.13%	4.55%	1.68%	1.68%
Class C (LOAD)	2.71%	2.41%	2.52%	3.13%	4.55%
Class I (NAV)	4.80%	3.47%	3.57%	4.17%	5.60%	0.68%	0.68%
Morningstar Global Markets Index[1]	9.81%	6.35%	7.07%	6.62%	7.97%
Bloomberg US Aggregate Bond Index[2]	0.36%	-5.57%	-0.06%	0.88%	1.49%
60% Morningstar Global Markets Index / 40% Bloomberg US Aggregate Bond Index[1,2]	6.05%	1.64%	4.50%	4.53%	5.60%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

52 | October 31, 2023

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2023 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Morningstar Global Markets Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	Please see the prospectus dated February 28, 2023 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	19.24%
First Trust RiverFront Dynamic Developed International ETF	13.79%
iShares Core U.S. Aggregate Bond ETF	11.95%
iShares® Core S&P 500® ETF	8.44%
RiverFront Dynamic Core Income ETF	6.81%
FTHI/First Trust Exchange-Traded Fund VI FirstTrust BuyWrite Income ETF	6.14%
ALPS Active Equity Opportunity ETF	5.88%
JPMorgan Equity Premium Income ETF	4.98%
First Trust RiverFront Dynamic Emerging Markets ETF	3.51%
Vanguard Long-Term Corporate Bond ETF	3.32%
Top Ten Holdings	84.06%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

53 | October 31, 2023

RiverFront Asset Allocation Growth & Income

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.62%)
Debt (29.89%)
iShares® 7-10 Year Treasury Bond ETF	21,231	$1,902,085
iShares® Core U.S. Aggregate Bond ETF	95,769	8,840,436
iShares® Preferred & Income Securities ETF	19,785	565,455
PIMCO 25+ Year Zero Coupon U.S. Treasury Index ETF	14,719	962,917
RiverFront Dynamic Core Income ETF(a)	238,485	5,034,204
Riverfront Strategic Income Fund(a)	107,873	2,353,789
Vanguard® Long-Term Corporate Bond ETF	35,904	2,454,039
		22,112,925
Equity (68.73%)
ALPS Active Equity Opportunity ETF(a)	103,970	4,347,880
First Trust Nasdaq Artificial Intelligence and Robotics ETF	35,938	1,330,425
First Trust RiverFront Dynamic Developed International ETF(a)	189,741	10,198,579
First Trust RiverFront Dynamic Emerging Markets ETF(a)	49,490	2,592,781
FirstTrust BuyWrite Income ETF	227,858	4,541,210
iShares® Genomics Immunology and Healthcare ETF	16,892	306,083
iShares® MSCI Europe Financials ETF	38,327	696,785
iShares® US Technology ETF	6,613	685,900
iShares® Core S&P® 500® ETF	14,865	6,242,408
iShares® MSCI Germany Index Fund	48,741	1,227,298
JPMorgan Equity Premium Income ETF	70,048	3,685,926
RiverFront Dynamic US Dividend Advantage ETF(a)	333,674	14,234,833
WisdomTree® Europe Hedged Equity Fund	19,683	753,662
		50,843,770
TOTAL EXCHANGE TRADED FUNDS
(Cost $73,438,254)		72,956,695

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.47%)
Money Market Fund (1.47%)
State Street Institutional Treasury Plus Money Market Fund-Premier Class	5.300%	1,085,252	1,085,252

TOTAL MONEY MARKET FUND			1,085,252

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,085,252)			1,085,252

TOTAL INVESTMENTS (100.09%)
(Cost $74,523,506)			$74,041,947

Liabilities In Excess Of Other Assets (-0.09%)			(69,498)

NET ASSETS (100.00%)			$73,972,449

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

54 | October 31, 2023

RiverFront Asset Allocation Growth & Income

Statement of Assets and Liabilities	October 31, 2023

RiverFront Asset Allocation Growth & Income
ASSETS
Investments, at value	$35,279,881
Investments in affiliates, at value	38,762,066
Receivable for shares sold	945
Dividends and interest receivable	6,090
Total Assets	74,048,982
LIABILITIES
Payable for shares redeemed	31,926
Unitary administrative fees payable	32,576
Distribution and services fees payable	12,031
Total Liabilities	76,533
NET ASSETS	$73,972,449
NET ASSETS CONSIST OF
Paid-in capital	$75,928,781
Total distributable earnings/(accumulated losses)	(1,956,332)
NET ASSETS	$73,972,449
INVESTMENTS, AT COST	$39,225,343
INVESTMENTS IN AFFILIATES, AT COST	$35,298,163

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.66
Net Assets	$7,687,197
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	659,183
Class A:
Net Asset Value, offering and redemption price per share	$11.65
Net Assets	$19,110,171
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,640,841
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.32
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.20
Net Assets	$7,118,083
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	635,442
Class I:
Net Asset Value, offering and redemption price per share	$11.62
Net Assets	$40,056,998
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,447,685

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

55 | October 31, 2023

RiverFront Asset Allocation Growth & Income

Statement of Operations	For the Year Ended October 31, 2023

RiverFront Asset Allocation Growth & Income
INVESTMENT INCOME
Dividends	$1,816,087
Dividends from affiliated securities	1,351,645
Total Investment Income	3,167,732

EXPENSES
Unitary administrative fees	208,900
Distribution and service fees
Investor Class	21,869
Class A	49,383
Class C	101,736
Total Expenses	381,888
Net Expenses	381,888
Net Investment Income	2,785,844
Net realized loss on investments	(1,350,962)
Net realized gain on investments - affiliated securities	624,385
Net realized loss	(726,577)
Net change in unrealized appreciation on investments	1,123,196
Net change in unrealized appreciation on investments - affiliated securities	1,104,944
Net change in unrealized appreciation	2,228,140
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,501,563
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,287,407

See Notes to Financial Statements.

56 | October 31, 2023

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$2,785,844	$2,754,468
Net realized gain/(loss)	(726,577)	10,647,554
Net change in unrealized appreciation/(depreciation)	2,228,140	(29,528,960)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,287,407	(16,126,938)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(647,846)	(242,774)
Class A	(1,384,895)	(414,994)
Class C	(779,705)	(298,284)
Class I	(3,343,761)	(1,462,305)
Net Decrease in Net Assets from Distributions	(6,156,207)	(2,418,357)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	78,472	20,378
Class A	3,733,571	5,636,445
Class C	205,272	651,120
Class I	3,084,085	6,549,965
Dividends reinvested
Investor Class	636,855	238,111
Class A	1,366,683	410,017
Class C	756,170	287,621
Class I	3,255,904	1,425,826
Shares redeemed
Investor Class	(2,105,984)	(2,770,082)
Class A	(4,238,648)	(2,866,815)
Class C	(7,143,443)	(7,994,232)
Class I	(12,937,619)	(28,480,269)
Acquisition (Note 10)
Investor Class	–	6,729,577
Class A	–	12,590,186
Class C	–	12,592,263
Class I	–	38,460,379
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(13,308,682)	43,480,490
Net increase/(decrease) in net assets	(15,177,482)	24,935,195
NET ASSETS
Beginning of year	89,149,931	64,214,736
End of year	$73,972,449	$89,149,931

See Notes to Financial Statements.

57 | October 31, 2023

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$12.00	$14.45	$11.84	$12.02	$13.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.37	0.14	0.18	0.23
Net realized and unrealized gain/(loss)	0.14	(2.49)	2.62	(0.16)	0.41
Total from investment operations	0.54	(2.12)	2.76	0.02	0.64
DISTRIBUTIONS:
From net investment income	(0.42)	(0.33)	(0.14)	(0.20)	(0.21)
From net realized gains	(0.46)	–	–	–	(1.78)
Tax return of capital	–	–	(0.01)	–	–
Total distributions	(0.88)	(0.33)	(0.15)	(0.20)	(1.99)
Net increase/(decrease) in net asset value	(0.34)	(2.45)	2.61	(0.18)	(1.35)
Net asset value, end of year	$11.66	$12.00	$14.45	$11.84	$12.02
TOTAL RETURN(b)	4.53%	(14.82)%	23.40%	0.27%	6.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,687	$9,269	$6,921	$6,802	$8,864
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets(c)(d)	3.29%	2.84%	1.04%	1.57%	1.91%
Portfolio turnover rate	13%	127%	13%	33%	62%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

See Notes to Financial Statements.

58 | October 31, 2023

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$11.99	$14.43	$11.83	$12.01	$13.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.37	0.14	0.18	0.25
Net realized and unrealized gain/(loss)	0.14	(2.48)	2.61	(0.16)	0.39
Total from investment operations	0.54	(2.11)	2.75	0.02	0.64
DISTRIBUTIONS:
From net investment income	(0.42)	(0.33)	(0.14)	(0.20)	(0.21)
From net realized gains	(0.46)	–	–	–	(1.78)
From tax return of capital	–	–	(0.01)	–	–
Total distributions	(0.88)	(0.33)	(0.15)	(0.20)	(1.99)
Net increase/(decrease) in net asset value	(0.34)	(2.44)	2.60	(0.18)	(1.35)
Net asset value, end of year	$11.65	$11.99	$14.43	$11.83	$12.01
TOTAL RETURN(b)	4.54%	(14.76)%	23.34%	0.28%	6.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,110	$18,794	$6,139	$4,489	$3,839
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets(c)(d)	3.26%	2.89%	1.05%	1.52%	2.13%
Portfolio turnover rate	13%	127%	13%	33%	62%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

See Notes to Financial Statements.

59 | October 31, 2023

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$11.57	$13.94	$11.45	$11.65	$13.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.26	0.04	0.09	0.13
Net realized and unrealized gain/(loss)	0.11	(2.39)	2.52	(0.15)	0.40
Total from investment operations	0.42	(2.13)	2.56	(0.06)	0.53
DISTRIBUTIONS:
From net investment income	(0.33)	(0.24)	(0.06)	(0.14)	(0.13)
From net realized gains	(0.46)	–	–	–	(1.78)
Tax return of capital	–	–	(0.01)	–	–
Total distributions	(0.79)	(0.24)	(0.07)	(0.14)	(1.91)
Net increase/(decrease) in net asset value	(0.37)	(2.37)	2.49	(0.20)	(1.38)
Net asset value, end of year	$11.20	$11.57	$13.94	$11.45	$11.65
TOTAL RETURN(b)	3.68%	(15.39)%	22.44%	(0.44)%	5.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,118	$13,432	$11,049	$13,642	$19,798
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets(c)(d)	2.60%	2.03%	0.29%	0.82%	1.15%
Portfolio turnover rate	13%	127%	13%	33%	62%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

See Notes to Financial Statements.

60 | October 31, 2023

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$11.96	$14.40	$11.79	$11.97	$13.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.43	0.40	0.18	0.22	0.26
Net realized and unrealized gain/(loss)	0.14	(2.48)	2.61	(0.18)	0.41
Total from investment operations	0.57	(2.08)	2.79	0.04	0.67
DISTRIBUTIONS:
From net investment income	(0.45)	(0.36)	(0.16)	(0.22)	(0.23)
From net realized gains	(0.46)	–	–	–	(1.78)
Tax return of capital	–	–	(0.02)	–	–
Total distributions	(0.91)	(0.36)	(0.18)	(0.22)	(2.01)
Net increase/(decrease) in net asset value	(0.34)	(2.44)	2.61	(0.18)	(1.34)
Net asset value, end of year	$11.62	$11.96	$14.40	$11.79	$11.97
TOTAL RETURN(b)	4.80%	(14.60)%	23.79%	0.46%	7.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$40,057	$47,655	$40,106	$34,529	$49,610
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets(c)(d)	3.54%	3.06%	1.29%	1.83%	2.17%
Portfolio turnover rate	13%	127%	13%	33%	62%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

See Notes to Financial Statements.

61 | October 31, 2023

Notes to Financial Statements

October 31, 2023

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 4 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India ESG Fund (formerly ALPS | Kotak India Growth Fund), ALPS Global Opportunity Fund (formerly ALPS | Red Rocks Global Opportunity Fund), and RiverFront Asset Allocation Growth & Income (each, a “Fund” and collectively, the “Funds”).

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns, consistent with prudent investment management. ALPS | Kotak India ESG Fund seeks to achieve long-term capital appreciation. The ALPS Global Opportunity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). All intercompany transactions have been eliminated upon consolidation. The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2023, net assets of the CoreCommodity Fund were $1,653,621,164 of which $344,329,509 or 20.82%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services – Investment Companies”.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service utilized by ALPS Advisors, Inc. (the "Adviser") as the the valuation designee (the "Valuation Designee"), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

62 | October 31, 2023

Notes to Financial Statements

October 31, 2023

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limited move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

For ALPS | Kotak India ESG Fund and ALPS Global Opportunity Fund, who hold equity securities that are primarily traded on foreign securities exchanges, such securities are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by the Valuation Designee. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Funds' portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Trust’s Board of Trustees (the “Board” or "Trustees") has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2023:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$317,816,884	$1,084,064	$1,118	$318,902,066
Master Limited Partnerships(a)	2,805,083	–	–	2,805,083
Government Bonds	–	1,228,188,502	–	1,228,188,502
Short Term Investments	111,196,510	–	–	111,196,510
Total	$431,818,477	$1,229,272,566	$1,118	$1,661,092,161
Other Financial Instruments
Assets
Futures Contracts	$8,303,693	$–	$–	$8,303,693
Total Return Swap Contracts	–	28	–	28
Liabilities
Futures Contracts	$(39,290,903)	$–	$–	$(39,290,903)
Total	$(30,987,210)	$28	$–	$(30,987,182)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India ESG Fund
Common Stocks
Communication Services	$–	$11,491,035	$–	$11,491,035
Consumer Discretionary	–	27,459,149	–	27,459,149
Consumer Staples	–	24,939,047	–	24,939,047
Energy	–	19,248,452	–	19,248,452
Financials	16,673,390	88,144,895	–	104,818,285
Health Care	7,924,843	13,388,006	–	21,312,849
Industrials	9,325,877	18,630,228	–	27,956,105
Information Technology	9,701,576	28,564,231	–	38,265,807
Materials	–	21,557,658	–	21,557,658
Real Estate	–	4,544,305	–	4,544,305
Short Term Investments	7,500,000	–	–	7,500,000
Total	$51,125,686	$257,967,006	$–	$309,092,692

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS Global Opportunity Fund
Closed-End Funds	$5,235,259	$6,091,964	$–	$11,327,223
Common Stocks
Communications	648,133	–	–	648,133
Consumer Discretionary	–	849,387	–	849,387
Consumer Staples	1,259,563	–	–	1,259,563
Consumer, Non-cyclical	723,006	648,084	–	1,371,090
Financials	14,955,917	10,097,366	–	25,053,283
Health Care	1,237,830	–	–	1,237,830
Industrials	1,827,146	461,196	–	2,288,342
Technology	2,683,951	–	–	2,683,951
Business Development Companies	1,279,125	–	–	1,279,125
Preferred Stock	1,046,366	–	–	1,046,366
Short-Term Investments	1,994,149	–	–	1,994,149
Total	$32,890,445	$18,147,997	$–	$51,038,442
Other Financial Instruments
Assets:
Forward Contract	$–	$9,397	$–	$9,397
Total	$–	$9,397	$–	$9,397

64 | October 31, 2023

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October 31, 2023

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$72,956,695	$–	$–	$72,956,695
Short-Term Investments	1,085,252	–	–	1,085,252
Total	$74,041,947	$–	$–	$74,041,947

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Consolidated Statement of Investments.

The Funds, except for the ALPS | CoreCommodity Management CompleteCommodities® Strategy, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended October 31, 2023. As of October 31, 2023, ALPS | CoreCommodity Management CompleteCommodities® Strategy held securities classified as Level 3 in the fair value hierarchy valued at $1,118, which represents less than 0.005% of net assets.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations or Consolidated Statement of Operation. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund's taxable income.

Distributions to Shareholders: Each Fund, except RiverFront Asset Allocation Growth & Income, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Growth & Income normally pays dividends, if any, on a quarterly basis and distributes capital gains, if any, annually. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains, if any. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

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Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for withholding taxes or certain foreign securities, as soon as information is available to each Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations or Consolidated Statement of Operations.

Cash Management Transactions: ALPS/ Kotak India ESG Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Fund to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statement of Assets and Liabilities under Cash and Foreign currency, at value. As of October 31, 2023, the ALPS/ Kotak India ESG Fund had $2,721,930 cash balance participating in the BBH CMS. As of October 31, 2023, the ALPS/ Kotak India ESG Fund did not have any foreign cash balances participating in the BBH CMS.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not

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perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments or Consolidated Statement of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

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October 31, 2023

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations or Consolidated Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2023 are disclosed after the Statement of Investments or Consolidated Statement of Investments.

68 | October 31, 2023

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October 31, 2023

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the year ended October 31, 2023 was $1,246,268,590. Only the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund held swap positions as of October 31, 2023.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the year ended October 31, 2023 was $745,645,220 for long futures and $572,907,800 for short futures. Only the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund invested in futures contracts as of October 31, 2023.

Forward Foreign Currency Contracts: Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The average value of forward foreign currency contracts held in the ALPS Global Opportunity Fund for the year ended October 31, 2023 was $2,105,720. Only the ALPS Global Opportunity Fund invested in forward foreign currency contracts as of October 31, 2023.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations or Consolidated Statement of Operations. As of October 31, 2023, the Funds were not invested in option contracts.

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October 31, 2023

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the fiscal year ended October 31, 2023:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$8,303,693	Unrealized depreciation on futures contracts(b)	$(39,290,903)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	28	Unrealized depreciation on total return swap contracts	-
Total		$8,303,721		$(39,290,903)
ALPS Global Opportunity Fund
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$9,397	Unrealized depreciation on forward foreign currency contracts	$–
Total		$9,397		$–

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivatives instruments on the Statements of Operations for the fiscal year ended October 31, 2023:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Net realized loss on futures contracts/ Net change in unrealized depreciation on futures contracts	$(143,008,457)	$(55,582,291)
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/ Net change in unrealized depreciation on total return swap contracts	64,086,199	(70)
Total		$(78,922,258)	$(55,582,361)

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS Global Opportunity Fund
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Net realized loss on forward foreign currency contracts/Net change in unrealized appreciation on forward foreign currency contracts	(144,349)	68,561
Total		$(144,349)	$68,561

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statement of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that

70 | October 31, 2023

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becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2023:

Offsetting of Derivatives Asset

October 31, 2023

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$28	$–	$28	$–	$–	$28
Total	$28	$–	$28	$–	$–	$28

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2023 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$112,863,610	$–
ALPS | Kotak India ESG Fund	–	5,472,501
ALPS Global Opportunity Fund	–	–
RiverFront Asset Allocation Growth & Income	2,911,079	3,245,128

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$221,283,857	$–
ALPS | Kotak India ESG Fund	12,591,343	7,883,495
ALPS Global Opportunity Fund	17,420,756	6,470,294
RiverFront Asset Allocation Growth & Income	2,418,357	–

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October 31, 2023

Components of Distributable Earnings on a Tax Basis: At October 31, 2023, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related controlled foreign corporations, net operating losses, and prior year tax return true ups.

For the fiscal year ended October 31, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$(65,759,544)	$65,759,544
ALPS | Kotak India ESG Fund	(830,692)	830,692
ALPS Global Opportunity Fund	(21,950)	21,950

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$36,987,364	$6,309,874	$–	$(34,228,343)	$9,068,895
ALPS | Kotak India ESG Fund	–	13,459,098	–	39,781,514	53,240,612
ALPS Global Opportunity Fund	3,155,676	(686,384)	–	3,285,272	5,754,564
RiverFront Asset Allocation Growth & Income	213,081	(898,244)	–	(1,271,169)	(1,956,332)

Capital loss carryovers used during the year ended October 31, 2023 for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund were $40,368,737.

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2023 the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Global Opportunity Fund	$566,621	$119,763
RiverFront Asset Allocation Growth & Income	178,911	719,333

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2023, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$1,233,998,876	$(1,268,219,636)	$(7,583)	$(34,228,343)	$1,664,325,742
ALPS | Kotak India ESG Fund	59,580,750	(19,096,075)*	(703,161)	39,781,514	259,855,066
ALPS Global Opportunity Fund	5,227,644	(1,926,083)	(16,289)	3,285,272	47,736,881
RiverFront Asset Allocation Growth & Income	4,190,024	(5,577,316)	116,123	(1,271,169)	75,429,239

*	Net of foreign capital gains tax accrual of $8,752,951.

The differences between book cost and tax cost of investments and unrealized appreciation/depreciation are primarily attributed to the tax deferral of losses on wash sales, passive foreign investment companies (PFICs), and C-corp basis adjustments.

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October 31, 2023

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the fiscal year ended October 31, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$344,362,953	$392,968,684
ALPS | Kotak India ESG Fund	84,133,843	155,257,590
ALPS Global Opportunity Fund	11,394,569	26,316,807
RiverFront Asset Allocation Growth & Income	10,463,574	26,959,234

Purchases and sales of U.S. Government Obligations during the fiscal year ended October 31, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$434,537,964	$123,172,140

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

6.       BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 30 days of purchase for ALPS | Kotak India ESG Fund may incur a 2% short-term redemption fee deducted from the redemption amount.

For the fiscal year ended October 31, 2023, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
ALPS | Kotak India ESG Fund - Investor Class	$1,876	$752
ALPS | Kotak India ESG Fund - Class A	146	–
ALPS | Kotak India ESG Fund - Class I	485	797

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October 31, 2023

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Investor Class
Shares sold	3,219,600	4,705,184
Dividends reinvested	585,497	1,989,014
Shares redeemed	(11,437,658)	(5,500,570)
Net increase/(decrease) in shares outstanding	(7,632,561)	1,193,628
Class A
Shares sold	280,034	1,235,120
Dividends reinvested	92,468	117,775
Shares redeemed	(778,344)	(209,539)
Net increase/(decrease) in shares outstanding	(405,842)	1,143,356
Class C
Shares sold	475,768	2,350,237
Dividends reinvested	135,991	207,281
Shares redeemed	(1,561,645)	(530,046)
Net increase/(decrease) in shares outstanding	(949,886)	2,027,472
Class I
Shares sold	129,590,732	126,922,726
Dividends reinvested	8,962,188	18,932,794
Shares redeemed	(116,512,020)	(78,421,798)
Net increase in shares outstanding	22,040,900	67,433,722

	ALPS | Kotak India ESG Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Investor Class
Shares sold	104,836	75,932
Dividends reinvested	3,076	10,090
Shares redeemed	(61,422)	(54,831)
Net increase in shares outstanding	46,490	31,191
Class A
Shares sold	41,233	18,193
Dividends reinvested	792	2,238
Shares redeemed	(3,815)	(7,553)
Net increase in shares outstanding	38,210	12,878
Class C
Shares sold	34,717	767
Dividends reinvested	1,194	5,515
Shares redeemed	(27,529)	(25,379)
Net increase/(decrease) in shares outstanding	8,382	(19,097)
Class I
Shares sold	627,523	249,038
Dividends reinvested	14,083	43,484
Shares redeemed	(185,614)	(167,032)
Net increase in shares outstanding	455,992	125,490
Class II
Shares sold	572,864	–
Dividends reinvested	308,477	1,057,027
Shares redeemed	(4,281,312)	–
Net increase/(decrease) in shares outstanding	(3,399,971)	1,057,027

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October 31, 2023

	ALPS Global Opportunity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Investor Class
Shares sold	33,762	154,271
Dividends reinvested	–	498,091
Shares redeemed	(388,202)	(870,220)
Net decrease in shares outstanding	(354,440)	(217,858)
Class A
Shares sold	369,287	469,037
Dividends reinvested	–	105,175
Shares redeemed	(341,974)	(90,819)
Net increase in shares outstanding	27,313	483,393
Class C
Shares sold	–	21,208
Dividends reinvested	–	312,287
Shares redeemed	(578,422)	(600,094)
Net decrease in shares outstanding	(578,422)	(266,599)
Class I
Shares sold	1,373,891	1,295,966
Dividends reinvested	–	1,736,545
Shares redeemed	(3,129,198)	(3,311,639)
Net decrease in shares outstanding	(1,755,307)	(279,128)
Class R
Shares sold	72,272	69,028
Dividends reinvested	–	339,977
Shares redeemed	(207,229)	(244,082)
Net increase/(decrease) in shares outstanding	(134,957)	164,923

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October 31, 2023

	RiverFront Asset Allocation Growth & Income
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Investor Class
Shares sold	6,399	1,433
Dividends reinvested	53,811	18,511
Shares redeemed	(173,157)	(204,822)
Acquisition (Note 10)	–	478,017
Net increase/(decrease) in shares outstanding	(112,947)	293,139
Class A
Shares sold	305,675	430,952
Dividends reinvested	115,455	32,350
Shares redeemed	(347,816)	(216,376)
Acquisition (Note 10)	–	895,264
Net increase in shares outstanding	73,314	1,142,190
Class C
Shares sold	17,634	50,107
Dividends reinvested	66,638	23,041
Shares redeemed	(610,193)	(632,037)
Acquisition (Note 10)	–	927,668
Net increase/(decrease) in shares outstanding	(525,921)	368,779
Class I
Shares sold	255,047	470,646
Dividends reinvested	275,802	110,769
Shares redeemed	(1,067,572)	(2,124,553)
Acquisition (Note 10)	–	2,741,648
Net increase/(decrease) in shares outstanding	(536,723)	1,198,510

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for RiverFront Asset Allocation Growth & Income for the year ended October 31, 2023 were as follows:

Security Name	Market Value as of October 31, 2022	Purchases	Sales	Market Value as of October 31, 2023	Share Balance as of October 31, 2023	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
RiverFront Dynamic Core Income ETF	$6,509,874	$–	$(1,363,827)	$5,034,204	238,485	$194,504	$(11,972)	$(99,871)
Riverfront Strategic Income Fund	3,034,538	–	(641,003)	2,353,789	107,873	89,837	12,848	(52,594)
First Trust RiverFront Dynamic Developed International ETF	11,883,550	–	(2,907,406)	10,198,579	189,741	386,106	1,491,992	(269,557)
First Trust RiverFront Dynamic Emerging Markets ETF	2,969,977	–	(696,154)	2,592,781	49,490	150,309	392,566	(73,608)
RiverFront Dynamic US Dividend Advantage ETF	17,787,732	–	(3,722,267)	14,234,833	333,674	452,226	(978,729)	1,148,097
ALPS Active Equity Opportunity ETF*	5,294,793	–	(1,117,070)	4,347,880	103,970	78,663	198,239	(28,082)
	$47,480,464	$–	$(10,447,727)	$38,762,066		$1,351,645	$1,104,944	$624,385

*	formerly RiverFront Dynamic US Flex-Cap ETF

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October 31, 2023

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of each Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India ESG Fund	Kotak Mahindra Asset Management (Singapore) Pte. Ltd
ALPS Global Opportunity Fund	Red Rocks Capital, LLC(a)
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC

(a)	Red Rocks Capital, LLC was acquired by AAI on January 3, 2023 and after this date AAI no longer employed a sub-advisor for the ALPS Global Opportunity Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India ESG Fund	0.65%
ALPS Global Opportunity Fund	0.85%

Pursuant to the Administrative Services Agreement, the RiverFront Asset Allocation Growth & Income pays an annual unitary administrative fee which is based on each Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Fund's contractual unitary administrative fee rate (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Growth & Income	0.25%

Pursuant to an Investment Sub-Advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India ESG Fund	All Asset Levels	0.56%
ALPS | Global Opportunity Fund*	All Asset Levels	0.57%

*	Red Rocks Capital, LLC was acquired by AAI on January 3, 2023 and after this date AAI no longer employed a sub-advisor for the ALPS Global Opportunity Fund.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

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October 31, 2023

ALPS | Kotak India ESG Fund

AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS Global Opportunity Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the fiscal year ended October 31, 2023 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class II	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A	N/A
ALPS | Kotak India ESG Fund	1.00%	1.00%	1.00%	1.00%	0.75%	N/A
ALPS Global Opportunity Fund	1.25%	1.25%	1.25%	1.25%	N/A	1.25%

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates

AAI and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India ESG Fund, and ALPS Global Opportunity Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees were waived or expenses were deferred, as calculated on a monthly basis. As of the fiscal year ended October 31, 2023, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/2024		Expires 10/31/2025		Expires 10/31/2026		Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class	$	N/A	$	N/A	$	N/A	$	N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A		N/A		N/A		N/A		N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C		N/A		N/A		N/A		N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I		N/A		N/A		210,903		210,903

ALPS | Kotak India ESG Fund - Investor Class		28		N/A		N/A		28
ALPS | Kotak India ESG Fund - Class A		N/A		N/A		N/A		N/A
ALPS | Kotak India ESG Fund - Class C		67		N/A		N/A		67
ALPS | Kotak India ESG Fund - Class I		641		N/A		N/A		641
ALPS | Kotak India ESG Fund - Class II		465,777		441,782		431,570		1,339,129

ALPS Global Opportunity Fund - Investor Class		N/A		N/A		423		423
ALPS Global Opportunity Fund - Class A		N/A		N/A		181		181
ALPS Global Opportunity Fund - Class C		N/A		N/A		2,450		2,450
ALPS Global Opportunity Fund - Class I		N/A		N/A		21,039		21,039
ALPS Global Opportunity Fund - Class R		N/A		N/A		535		535

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays AAI for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the

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October 31, 2023

management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the year ended October 31, 2023, this amount equaled $3,251,416 and is disclosed in the Consolidated Statement of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | Kotak India ESG Fund recouped $26,739 of expenses during the year ended October 31, 2023.

RiverFront Asset Allocation Growth & Income does not pay a management fee or have a contractual limitation with respect to the amount of its annual total operating expenses.

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. executed purchase and sale trades in the ALPS | Kotak India ESG Fund with the sub-adviser’s affiliated broker-dealer, Kotak Securities, (the “affiliate broker”). Fund commissions paid to the affiliate broker were $28,279 during the year ended October 31, 2023.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS Global Opportunity Fund only) and shares. The Plans allow a Fund to use Investor Class, Class A, Class C, and Class R assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, and Class R shares and/or the provision of shareholder services to Investor Class, Class A, Class C and Class R shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, and Class R shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS Global Opportunity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2023 are included as an offset to distribution and service fees as disclosed in the Statements of Operations or Consolidated Statement of Operations.

The Funds has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates, an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2023 are included as an offset to distribution and service fees as disclosed in the Statements of Operations or Consolidated Statement of Operations.

79 | October 31, 2023

Notes to Financial Statements

October 31, 2023

The Funds have adopted a shareholder services plan with respect to their Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations or Consolidated Statement of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations or Consolidated Statement of Operations, if applicable to the Funds.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administrative fees paid by the Funds for the fiscal year ended October 31, 2023 are disclosed in the Statements of Operations or Consolidated Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the fiscal year ended October 31, 2023, are disclosed in the Statements of Operations or Consolidated Statement of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations or Consolidated Statement of Operations.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATION

At a regular meeting of the Board of Trustees held on September 29, 2021, the Trustees of RiverFront Asset Allocation Aggressive and RiverFront Asset Allocation Moderate (the “Acquired Funds”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Funds into the RiverFront Asset Allocation Growth & Income (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Funds.

The purpose of the Reorganization was to combine three funds with substantially identical investment objectives and similar principal investment strategies and policies.

Following the completion of the reorganization on January 24, 2022, and pursuant to the terms of the Plan, shareholders of the Acquired Funds became shareholders of the Acquiring Fund and received their respective class shares. Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The Acquired Fund's securities were recorded at fair value, however, the cost basis of the investments received from the Aggressive Fund and Moderate Fund were carried forward to align ongoing reporting of the Growth & Income Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes.

80 | October 31, 2023

Notes to Financial Statements

October 31, 2023

As of the close of business on January 21, 2022, assets of the Acquired Funds were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. On the Reorganization date, the Acquiring Fund and the Acquired Funds reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income	4,423,781	$61,761,680	Aggressive Fund	1,704,592	$24,687,921

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income	4,423,781	$61,761,680	Moderate Fund	3,908,462	$45,690,615

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Aggressive Fund	$24,684,519	$6,067,004

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Moderate Fund	$45,660,335	$7,174,726

Immediately following the Reorganizations the net assets of the Riverfront Asset Allocation Growth & Income was $132,134,117

As a result of the Reorganization, 5,042,597 Shares were issued in the Riverfront Asset Allocation Growth & Income.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

81 | October 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, and the statements of assets and liabilities, including the statements of investments, of ALPS | Kotak India ESG Fund, ALPS Global Opportunity Fund (formerly ALPS | Red Rocks Global Opportunity Fund), and RiverFront Asset Allocation Growth & Income (the “Funds”), each a series of Financial Investors Trust, as of October 31, 2023, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets, the related notes, and the consolidated financial highlights for each of the two years in the period then ended, of ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, and the related statements of operations for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended, of ALPS | Kotak India ESG Fund, ALPS Global Opportunity Fund (formerly ALPS | Red Rocks Global Opportunity Fund), and RiverFront Asset Allocation Growth & Income (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended October 31, 2021, and prior, were audited by other auditors whose report dated December 30, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 29, 2023

82 | October 31, 2023

Additional Information

October 31, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2022, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
ALPS|Core Commodity Management Complete Commodities® Strategy Fund	10.36%	2.77%
ALPS|Kotak India ESG Fund	–	–
ALPS Global Opportunity Fund	–	–
RiverFront Asset Allocation Growth & Income Fund	68.60%	47.25%

In early 2023, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the following amounts as long-term capital gain dividends:

ALPS|Core Commodity Management Complete Commodities® Strategy Fund	$–
ALPS|Kotak India ESG Fund	$5,472,501
ALPS Global Opportunity Fund	$–
RiverFront Asset Allocation Growth & Income Fund	$3,245,164

83 | October 31, 2023

Board Considerations Regarding Approval of Investment
Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

In anticipation of and as part of the process to consider the renewal of the investment advisory agreement with AAI with respect to each Fund and the sub-advisory agreements with each Sub- Adviser with respect to the applicable Fund (the “Advisory Agreements”), legal counsel to the Independent Trustees requested certain information from AAI and each Sub-Adviser. In response to these requests, the Trustees received reports from AAI and each Sub-Adviser that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met on June 13, 2023 with representatives of AAI and each Sub-Adviser and discussed the services the firms provided pursuant to the agreements, as well as the information they provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the agreements.

In approving AAI as the Funds’ investment adviser and each Sub-Adviser as the relevant Fund’s sub-adviser, and the fees to be charged under the Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve such agreements. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Global Opportunity Fund

In renewing and approving the Investment Advisory Agreement with AAI, the Trustees, including the Independent Trustees, considered the following factors with respect to the Global Opportunity Fund:

Investment Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Global Opportunity Fund, to AAI, of 0.85% of the Global Opportunity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Global Opportunity Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Global Opportunity Fund’s contractual advisory fee rate with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for the Global Opportunity Fund was lower than the Data Provider peer group median rate for each class of the Fund, except for Class R, which was higher than the Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.49%, 2.23%, 1.22%, 1.46%, and 1.68% for the Class A, Class C, Class I, Investor Class, and Class R shares, respectively, of the Global Opportunity Fund. The Trustees noted that the total net expense ratio for each class of the Global Opportunity Fund was higher than the Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub- Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Global Opportunity Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by AAI in its presentation, including its Form ADV.

The Trustees reviewed and considered AAI’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by AAI and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Global Opportunity Fund.

The Trustees considered the background and experience of AAI’s management in connection with the Global Opportunity Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Global Opportunity Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s Codes of Ethics.

Performance: The Trustees reviewed performance information for the Global Opportunity Fund, which included a comparison of the Global Opportunity Fund’s performance to the performance of a peer group selected by the Data Provider for the three-month, one-year, three-year, five-

84 | October 31, 2023

Board Considerations Regarding Approval of Investment
Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

year, ten-year, and since inception periods ended March 31, 2023, as applicable. The Trustees noted that for the three-month and one-year periods, each class of the Fund underperformed the peer group median; for the three-year period, Class C and Class R had performance equal to the peer group median and each other class underperformed the peer group median; for the five year period, Investor Class had performance equal to the peer group median, Class R underperformed the peer group median, and Class C and Class I outperformed the peer group median; for the ten-year period, Class R had performance equal to the peer group median, and Class C, Class I, and Investor Class outperformed the peer group median; and for the since inception period, each class outperformed the peer group median except for Investor Class and Class R, which underperformed the peer group median. The Trustees also considered AAI’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by AAI regarding fees charged to its other clients utilizing a strategy similar to that employed by the Global Opportunity Fund.

Profitability: The Trustees received and considered a combined profitability analysis prepared by AAI based on the fees payable under the Investment Advisory Agreement with AAI, with respect to the Global Opportunity Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Global Opportunity Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Red Rocks from their relationship with the Global Opportunity Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate for the Global Opportunity Fund was lower than the Data Provider peer group median rate for each class of the Global Opportunity Fund, except for Class R, which was higher than the Data provider peer group median rate;

●	the total net expense ratio for each class of the Global Opportunity Fund was higher than the Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI under the Investment Advisory Agreement with respect to the Global Opportunity Fund were adequate;

●	for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023, as applicable, the Trustees noted that for the three- month and one-year periods, each class of the Fund underperformed the peer group median; for the three-year period, Class C and Class R had performance equal to the peer group median and each other class underperformed the peer group median; for the five year period, Investor Class had performance equal to the peer group median, Class R underperformed the peer group median, and Class C and Class I outperformed the peer group median; for the ten-year period, Class R had performance equal to the peer group median, and Class C, Class I, and Investor Class outperformed the peer group median; and for the since inception period, each class outperformed the peer group median except for Investor Class and Class R, which underperformed the peer group median. ;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s other clients employing a comparable strategy to the Global Opportunity Fund was not indicative of any unreasonableness with respect to the advisory fees payable by the Global Opportunity Fund;

●	the profit, if any, realized by AAI in connection with the operation of the Global Opportunity Fund is not unreasonable to the Global Opportunity Fund; and

●	at this time, there were no material economies of scale or other incidental benefits accruing to AAI in connection with their relationship with the Global Opportunity Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s compensation for investment advisory services is consistent with the best interests of the Global Opportunity Fund and its shareholders.

85 | October 31, 2023

Board Considerations Regarding Approval of Investment
Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

CoreCommodity Fund

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub- Advisory Agreement with CoreCommodity, the Trustees, including the Independent Trustees, considered the following factors with respect to the CoreCommodity Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the CoreCommodity Fund, to AAI, of 0.85% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the CoreCommodity Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to CoreCommodity of 0.75% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by CoreCommodity to the CoreCommodity Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the CoreCommodity Fund’s contractual advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for each class of the CoreCommodity Fund was higher than the Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.30%, 2.00%, 1.08%, and 1.36% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the CoreCommodity Fund. The Trustees noted that the total net expense ratio of each class of the CoreCommodity Fund was higher than the Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub- Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the CoreCommodity Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and CoreCommodity in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and CoreCommodity’s investment advisory personnel, their history as asset managers, and their performance and the amount of assets currently under management by AAI and CoreCommodity and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and CoreCommodity, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the CoreCommodity Fund.

The Trustees considered the background and experience of AAI’s and CoreCommodity’s management in connection with the CoreCommodity Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the CoreCommodity Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and CoreCommodity’s Codes of Ethics.

Performance: The Trustees reviewed performance information for the CoreCommodity Fund, which included a comparison of the CoreCommodity Fund’s performance to the performance of a group of comparable funds selected by the Data Provider for the three- month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023, as applicable. The Trustees noted that each class of the CoreCommodity Fund underperformed the peer group median for the three-month and one-year periods, and each class outperformed the peer group median for each other applicable period, except that Class I and Investor Class had performance equal to the peer group median for the ten-year period. The Trustees also considered CoreCommodity’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by CoreCommodity regarding fees charged to its other clients utilizing a strategy similar to that employed by the CoreCommodity Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the CoreCommodity Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and CoreCommodity based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with CoreCommodity with respect to the CoreCommodity Fund, respectively. The Trustees considered the profits, if any, realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the CoreCommodity Fund will be passed along to the shareholders under the agreements.

86 | October 31, 2023

Board Considerations Regarding Approval of Investment
Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and CoreCommodity from their relationship with the CoreCommodity Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate for each class of the CoreCommodity Fund was higher than the Data Provider peer group median rate;

●	CoreCommodity’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the CoreCommodity Fund was higher than the Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and CoreCommodity under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the CoreCommodity Fund were adequate;

●	for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023, as applicable, each class of the CoreCommodity Fund underperformed the peer group median for the three-month and one-year periods, and each class outperformed the peer group median for each other applicable period, except that Class I and Investor Class had performance equal to the peer group median for the ten-year period;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the CoreCommodity Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to CoreCommodity’s other clients employing a comparable strategy to the CoreCommodity Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the CoreCommodity Fund;

●	the profit, if any, realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund is not unreasonable to the CoreCommodity Fund; and

●	at this time, there were no material economies of scale or other incidental benefits accruing to AAI and CoreCommodity in connection with their relationship with the CoreCommodity Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and CoreCommodity’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the CoreCommodity Fund and its shareholders.

The Trustees applied the same analysis to the advisory arrangements between AAI, CoreCommodity, and the wholly owned Cayman Island subsidiary of the CoreCommodity Fund.

RiverFront Fund

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub- Advisory Agreement with RiverFront, the Trustees, including the Independent Trustees, considered the following factors with respect to the RiverFront Fund:

Investment Advisory and Sub-Advisory Fee Rates: There are no investment advisory or sub-advisory fees paid with respect to the RiverFront Fund. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

Total Net Expense Ratios: The Trustees reviewed and considered the total net expense ratios of 0.50%, 1.25%, 0.25%, and 0.50%, for the Class A, Class C, Class I, and Investor Class shares, respectively, of the RiverFront Fund. The Trustees noted that the total net expense ratio for each Class of the RiverFront Fund was equal to the peer group median, except for Class C, which was lower than the peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub- Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the RiverFront Fund under the Investment Advisory and Sub- Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and RiverFront in their presentations, including their Forms ADV.

87 | October 31, 2023

Board Considerations Regarding Approval of Investment
Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

The Trustees reviewed and considered AAI’s and RiverFront’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and RiverFront and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and RiverFront, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the RiverFront Fund.

The Trustees considered the background and experience of AAI’s and RiverFront’s management in connection with the RiverFront Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the RiverFront Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and RiverFront’s Codes of Ethics.

Performance: The Trustees reviewed performance information for the RiverFront Fund, which included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider for the three-month, one-year, three- year, five-year, ten-year, and since inception periods ended March 31, 2023, as applicable. The Trustees noted that for the three-month period, Class C outperformed the peer group median, Investor Class had performance equal to the peer group median, and Class A and Class I underperformed the peer group median; for the one-year period, each class of the Fund outperformed the peer group median, except for Class I, which had performance equal to the peer group median; for the three-year period, each class outperformed the peer group median, except for Class I, which underperformed the peer group median; for the five-year period, each applicable class underperformed the peer group median; for the ten-year period, each applicable class outperformed the peer group median, except for Investor Class, which had performance equal to the peer group median; and for the since inception period, Class C and Class I outperformed the peer group median, Investor Class had performance equal to the peer group median, and Class A underperformed the peer group median. The Trustees also considered RiverFront’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by RiverFront and AAI regarding fees charged to their other clients utilizing a strategy similar to that employed by the RiverFront Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and RiverFront based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with RiverFront with respect to the RiverFront Fund, respectively. The Trustees considered the profits, if any, realized by AAI and RiverFront in connection with the operation of the RiverFront Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the RiverFront Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and RiverFront from their relationship with the RiverFront Fund, including whether soft dollar arrangements were used and that when the RiverFront Fund invests in RiverFront sub-advised ETFs, RiverFront will benefit from growth in assets of the RiverFront sub-advised ETFs, and AAI will benefit from growth in assets of the RiverFront sub-advised ETFs for which AAI serves as the investment adviser.

The Trustees, including all of the Independent Trustees, concluded that:

●	there are no investment advisory or sub-advisory fees paid with respect to the RiverFront Fund;

●	the total net expense ratio for each Class of the RiverFront Fund was equal to the Data Provider peer group median, except for Class C, which was lower than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by AAI and RiverFront under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the RiverFront Fund were adequate;

●	for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023, as applicable, with respect to the three-month period, Class C outperformed the peer group median, Investor Class had performance equal to the peer group median, and Class A and Class I underperformed the peer group median; for the one-year period, each class of the Fund outperformed the peer group median, except for Class I, which had performance equal to the peer group median; for the three- year period, each class outperformed the peer group median, except for Class I, which underperformed the peer group median; for the five-year period, each applicable class underperformed the peer group median; for the ten-year period, each applicable class outperformed the peer group median, except for Investor Class, which had performance equal to the peer group median; and for the since inception period; Class C and

88 | October 31, 2023

Board Considerations Regarding Approval of Investment
Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

Class I outperformed the peer group median, Investor Class had performance equal to the peer group median, and Class A underperformed the peer group median;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and RiverFront’s other clients employing a comparable strategy to one or more of the RiverFront Fund were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the RiverFront Fund;

●	the profit, if any, realized by AAI and RiverFront in connection with the operation of the RiverFront Fund, as applicable, is not unreasonable to the RiverFront Fund;

●	at this time, there were no material economies of scale accruing to AAI or RiverFront in connection with their relationship with the RiverFront Fund; and

●	at this time, there were no other incidental benefits accruing to AAI or RiverFront in connection with their relationships with the RiverFront Fund, except that when the RiverFront Fund invests in RiverFront sub-advised ETFs, RiverFront will benefit from growth in assets of the RiverFront sub-advised ETFs, and AAI will benefit from growth in assets of the RiverFront sub-advised ETFs for which AAI serves as the investment adviser.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and RiverFront’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the RiverFront Fund and its shareholders.

Kotak Fund

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub- Advisory Agreement with Kotak, the Trustees, including the Independent Trustees, considered the following factors with respect to the Kotak Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Kotak Fund, to AAI, of 0.65% of the Kotak Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Kotak Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Kotak of 0.56% of the Kotak Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Kotak to the Kotak Fund. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Kotak Fund’s contractual advisory fee rate with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for each class of the Kotak Fund was lower than the Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.10%, 2.00%, 1.00%, 0.75%, and 1.33% for the Class A, Class C, Class I, Class II, and Investor Class shares, respectively, of the Kotak Fund. The Trustees noted that the total net expense ratio of each class of the Kotak Fund was lower than the Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub- Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Kotak Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Kotak in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Kotak’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Kotak and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Kotak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Kotak Fund.

The Trustees considered the background and experience of AAI’s and Kotak’s management in connection with the Kotak Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Kotak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

89 | October 31, 2023

Board Considerations Regarding Approval of Investment
Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

The Trustees also reviewed, among other things, AAI’s and Kotak’s Codes of Ethics.

Performance: The Trustees reviewed performance information for the Kotak Fund, which included a comparison of the Kotak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023, as applicable. The Trustees noted that each class of the Fund outperformed the Data Provider peer group median for each applicable period. The Trustees also considered Kotak’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Kotak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Kotak Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the Kotak Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Kotak based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Kotak, with respect to the Kotak Fund, respectively. The Trustees considered the profits, if any, realized by AAI and Kotak in connection with the operation of the Kotak Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Kotak Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Kotak from their relationship with the Kotak Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rate for each class of the Kotak Fund was lower than the Data Provider peer group median rate;

●	Kotak’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the Kotak Fund was lower than the Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Kotak under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Kotak Fund were adequate;

●	for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, as applicable, each class of the Fund outperformed the Data Provider peer group median;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the Kotak Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Kotak’s other clients employing a comparable strategy to the Kotak Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Kotak Fund;

●	the profit, if any, realized by AAI and Kotak in connection with the operation of the Kotak Fund is not unreasonable to the Kotak Fund; and

●	at this time, there were no material economies of scale or other incidental benefits accruing to AAI and Kotak in connection with their relationship with the Kotak Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Kotak’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Kotak Fund and its shareholders.

90 | October 31, 2023

Liquidity Risk Management Program

October 31, 2023 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on June 13, 2023, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2022. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

91 | October 31, 2023

Trustees and Officers

October 31, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Since 1997	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	46	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Since 2009	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the Shelton Green Alpha Fund.	46	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 Fund); and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Since 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	17	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.
****	The Fund Complex includes all series of the Trust and any other investment companies for which the following list of investment advisers provides investment advisory services: SS&C ALPS Advisors, Inc., CoreCommodity Management, LLC, Kotak Mahindra Asset Management (Singapore) Pte. Ltd., RiverFront Investment Group, LLC and Smith Capital Investors, LLC.

92 | October 31, 2023

Trustees and Officers

October 31, 2023 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Since 2009	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	16	None.
Edmund J. Burke, 1961	Trustee	Since 2009	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	39	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.
****	The Fund Complex includes all series of the Trust and any other investment companies for which the following list of investment advisers provides investment advisory services: SS&C ALPS Advisors, Inc., CoreCommodity Management, LLC, Kotak Mahindra Asset Management (Singapore) Pte. Ltd., RiverFront Investment Group, LLC and Smith Capital Investors, LLC.

93 | October 31, 2023

Trustees and Officers

October 31, 2023 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Since 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Since 2020	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012).
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Since 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.
Brenda Haskell, 1981	Assistant Secretary	Since 2023	Ms. Haskell joined ALPS in October 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. and is the Assistant Secretary of ALPS Variable Investment Trust. Prior to joining ALPS Ms. Haskell worked at Ironhorse Funding LLC (November 2021 – September 2022) and Fidelity Investments (June 2000 – October 2021).
Sheri Zetterower, 1963	Assistant Secretary	Since 2023	Ms. Zetterower rejoined ALPS in August 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to her current role, Ms. Zetterower worked at Ultimus Fund Solutions, Inc. (November 2020 – August 2022) and ALPS Fund Services, Inc. (April 2013 – October 2020).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.
****	The Fund Complex includes all series of the Trust and any other investment companies for which the following list of investment advisers provides investment advisory services: SS&C ALPS Advisors, Inc., CoreCommodity Management, LLC, Kotak Mahindra Asset Management (Singapore) Pte. Ltd., RiverFront Investment Group, LLC and Smith Capital Investors, LLC.

94 | October 31, 2023

Privacy Policy

October 31, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions ● Account balances and transaction history ● Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

95 | October 31, 2023

Privacy Policy

October 31, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Financial Investors Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

96 | October 31, 2023

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS002407

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

October 31, 2023

ALPS | Smith Short Duration Bond Fund

ALPS | Smith Total Return Bond Fund

ALPS | Smith Credit Opportunities Fund

ALPS | Smith Balanced Opportunity Fund

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
Management Commentary	4
Performance Update	10
Statements of Investments	18
Statements of Assets and Liabilities	74
Statements of Operations	76
Statements of Changes in Net Assets	77
Financial Highlights	81
Notes to Financial Statements	97
Report of Independent Registered Public Accounting Firm	108
Additional Information	109
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	110
Liquidity Risk Management Program	113
Trustees and Officers	114
Privacy Policy	117

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2023 (Unaudited)

Example. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2023 and held until October 31, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2023 – October 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | October 31, 2023

Disclosure of Fund Expenses

October 31, 2023 (Unaudited)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expense Ratio(a)	Expenses Paid During Period May 1, 2023 - October 31, 2023(b)
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$1,000.00	$1,007.90	0.79%	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	0.79%	$4.02
Class A
Actual	$1,000.00	$1,008.30	0.70%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	0.70%	$3.57
Class C
Actual	$1,000.00	$1,005.30	1.49%	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	1.49%	$7.58
Class I
Actual	$1,000.00	$1,009.40	0.49%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	0.49%	$2.50
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$1,000.00	$943.60	0.89%	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Class A
Actual	$1,000.00	$943.50	0.90%	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
Class C
Actual	$1,000.00	$940.00	1.62%	$7.92
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	1.62%	$8.24
Class I
Actual	$1,000.00	$943.90	0.62%	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	0.62%	$3.16

2 | October 31, 2023

Disclosure of Fund Expenses

October 31, 2023 (Unaudited)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expense Ratio(a)	Expenses Paid During Period May 1, 2023 - October 31, 2023(b)
ALPS | Smith Credit Opportunities Fund
Investor Class
Actual	$1,000.00	$980.70	1.10%	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Class A
Actual	$1,000.00	$980.40	1.12%	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	1.12%	$5.70
Class C
Actual	$1,000.00	$976.80	1.90%	$9.47
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$980.70	0.90%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
ALPS | Smith Balanced Opportunity Fund
Investor Class
Actual	$1,000.00	$983.20	1.07%	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	1.07%	$5.45
Class A
Actual	$1,000.00	$983.00	1.11%	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	1.11%	$5.65
Class C
Actual	$1,000.00	$979.30	1.85%	$9.23
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	1.85%	$9.40
Class I
Actual	$1,000.00	$984.40	0.85%	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

3 | October 31, 2023

ALPS | Smith Funds

Management Commentary	October 31, 2023 (Unaudited)

Dear Shareholder,

The ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund were launched on June 29, 2018. We followed with the launch of the ALPS | Smith Balanced Opportunity Fund and ALPS | Smith Credit Opportunities Fund on September 15, 2020. We welcome you as a shareholder to the Funds and thank you for your trust. Our process is centered on performance, relationships and investing excellence. Our goal is to provide shareholders with consistent, risk-adjusted returns with a keen focus on capital preservation.

Total Return

The ALPS | Smith Total Return Bond Fund Class I marked a positive return of 40 basis points (bps) in the twelve months ending October 31, 2023, while outperforming its benchmark, the Bloomberg US Aggregate Index, by 4 bps. The Fund outperformed the benchmark index by 712 bps since the inception of the Fund on June 29, 2018. The outperformance during the twelve-month period ending October 31, 2023, was attributed to security selection; primarily within corporate credit but also from the mortgage allocation in the Fund as the Fund’s positioning was less sensitive to the impact of increased interest rate volatility on mortgage-backed securities (MBS) performance. Sector allocation also contributed to the Fund’s outperformance for the period to a smaller extent. Yield curve positioning was a slight detractor to Fund performance for the period as the Fund’s US Treasury allocation and curve positioning were driven by risk management focused on offsetting some of the risk, yield curve and durations contribution impacts resulting for the MBS, and corporate positioning. The Fund’s overall performance since inception through October 31, 2023, was achieved by focusing on active sector rotation, duration management, security selection, and bottom-up fundamental credit analysis.

Short Duration

The ALPS | Smith Short Duration Bond Fund Class I marked a positive return of 369 bps in the twelve months ending October 31, 2023, outperforming its benchmark, the Bloomberg 1-3 Year US Government/Credit Index, by 46 bps. The Fund outperformed the benchmark index by 592 bps since the inception of the Fund on June 29, 2018. As a continuing theme, the Fund’s allocation to corporate bonds and a much smaller allocation to securitized assets allowed the Fund to out-yield the benchmark index during the period. The Fund’s allocation to floating rate securities helped performance on a calendar year-to-date (YTD) basis as rates trended higher. Additionally, individual security selection within corporate credit was a large component of the excess returns generated in the period. Duration management was an important contributor to performance for the period given the volatile moves in the front end. It was also important due to the cross currents resulting from the regional banking crisis earlier in the year, combined with the continued adjustment of the market to reflect a longer and higher than expected interest rate policy communicated by the Federal Reserve (Fed). The Fund continued to maintain its focus on capital preservation. While being overweight credit on a percentage basis vs. the benchmark, the Fund maintained a shorter credit duration positioning as valuations continued to compress and aimed to shield investors from losses given moves higher in US Treasury (UST) yields and widening credit spreads.

Credit Opportunities

The ALPS | Smith Credit Opportunities Fund Class I marked a positive return of 155 bps in the twelve-month period ending October 31, 2023, underperforming its benchmark, a 50/50 blend of the Bloomberg US Aggregate Index and the Bloomberg US Corporate High Yield Index, by 172 bps. The Fund outperformed the Index by 320 bps since the inception of the Fund on September 15, 2020. The underperformance of the Fund over this annual period was predominately driven by security selection and duration/yield curve, partially offset by active asset allocation. Since inception, a dynamic several years, positive security selection along with asset allocation and active duration/yield curve management have aided the overall outperformance of the Fund. These pillars of returns, over a multi-year period, are the backbones from which the Fund seeks to generate its outperformance for fundholders.

Balanced Opportunity

The ALPS | Smith Balanced Opportunity Fund Class I marked a positive return of 537 bps in the twelve months ending October 31, 2023, while underperforming its benchmark, a blend of 55% Bloomberg 1000 / 45% Bloomberg Barclays US Aggregate Bond Index, by 3 bps. The Fund outperformed the Index by 419 bps since the inception of the Fund on September 15, 2020. The performance within the Fixed Income sleeve during the period was attributed to the Fund’s relative defensive duration positioning and an overweight in corporate credit assets, as well as corporate and securitized security selection. The Equity sleeve outperformed the Bloomberg 1000 equity index with broadly positive stock selection during the period. Overweights in strong performing industries like Software & Services, Semiconductors, and Media drove performance. Overall performance was also aided by the active asset reallocations between Equities and Fixed Income positions within the Fund’s portfolio. The Fund’s overall performance since inception was achieved by focusing on active portfolio positioning, duration management, security selection, bottom-up fundamental credit analysis and active asset allocation between the Fixed Income and Equity sleeves.

Macro Commentary

Throughout the twelve-month period, the market moved through three stages: 1) fear that the Federal Reserve was not slowing demand fast enough and the market pushing rate hike expectations materially higher. This quickly flipped to 2) pricing in well over 100 bps of rate cuts and an imminent recession due to the banking crisis. And finally, 3) accepting that the Fed may be able to facilitate a soft landing and adjusting the market to the Fed’s view of reaching the terminal level and pausing for an extended period. As the dust settled on what was a volatile twelve-month period, we saw the Fed raise rates to a range of 5.25-5.5% and pause, indicating that they are potentially nearing the terminal level while the data supports continued growth, albeit at a slower pace going forward. While the banking crisis unearthed the unintended consequences of tightening policy at a rapid pace, we can acknowledge both that the economy continues to have a strong foundation, yet event risk is likely in our future. As we ended the reporting period, views within the market

4 | October 31, 2023

ALPS | Smith Funds

Management Commentary	October 31, 2023 (Unaudited)

started to converge and accept the Fed’s stance and the underlying strength of the economy. This unfortunately did not ease the market volatility from both risk and risk-free assets.

The overall theme for this period was a disconnect between the Fed and the market. The Fed held constant in its messaging and action, the economy—much to the market’s surprise—continued to show resilience and the market flipped between extremes before finally accepting both the Fed’s stance and the economy’s strong foundation.

We’ve sounded like a broken record for the past twelve months, but once again the consumer proved to remain resilient. Throughout the reporting period, we saw an average of 249k jobs created, over 9M jobs were still available and wages reported above 4% year-over-year (YoY) throughout the entire reporting period. Gross domestic product (GDP) for the reporting period marked 2.9% YoY and a pace of 4.9% seasonally adjusted annual rate (SAAR) in 3Q2023 with consumption reporting 2.4% YoY at the end of the reporting period. Confidence remains weak, reminding us that the consumer may not “feel” as healthy as the data suggests plus the consumer still believes inflation remains too high. While we believe there is a higher likelihood of event driven risk in the future, the consumer’s resilience remains a source of strength and continues to be underpinned by a strong foundation.

Housing and manufacturing continued to have a difficult time recovering from the recent low levels as noted within the economic data. As a reminder, the COVID-19 pandemic and recovery created massive imbalances for both sectors, and this was further disrupted by the Fed’s rapid rate hikes. Housing was aided in the initial stages of the pandemic by work- from-home and low-interest rates. As rates moved up, affordability became out of reach for many, and the pace of sales declined. The next stage of recovery saw limited supply hindering home sales. After rising nearly 45% YoY during the height of the crises, existing home sales are now down 15% YoY. Manufacturing was negatively impacted by supply chain disruptions as well as labor issues and pricing throughout the pandemic and recovery. As time passed, the tightening of financial conditions due to higher rates as well as shifting consumer trends weighed on the manufacturing sector. The ISM Manufacturing index remained below 50 - the point of expansion vs. contraction – for the entire reporting period. Comments continued to point to slowing demand, soaring borrowing costs and ongoing labor issues. Employment within the ISM report started to shift from a labor shortage issue to layoffs over the reporting period and after pricing fell for most of 2022, prices paid within the ISM report hovered around the recent low levels.

GDP came in at 2.9% YoY as of 3Q2023 vs. 1.7% YoY in the previous twelve-month reporting period. Final sales to domestic purchasers marked a 2.5% YoY pace at the end of the reporting period vs. 1.3% in the previous period. As mentioned above, the consumer registered 2.4% YoY at the end of the reporting period vs. 1.9% YoY previously and continued to remain a pillar of strength. Gross Private Investment marked 1.8% YoY and Government Consumption rose 4.5% YoY. The strong foundation of the economy and robust labor market undermined the Fed’s attempt to slow demand.

Inflation moved lower but still not as quickly as the Fed preferred and started to show possible signs of stickiness towards the end of the reporting period. The Fed continued to have the luxury of focusing on the inflation side of the mandate as employment remained stable throughout the period. Core Consumer Price Index (CPI) reported a high of 6.6% YoY in September 2022 and is now down to 4.1% YoY. Core personal consumption expenditures (PCE) rose to 5.4% YoY in February 2022 and now sits at 3.7% YoY.

The Fed increased rates from a range of 3-3.25% to a range of 5.25- 5.5% over the twelve-month period. They paused at the current level and are willing to hold rates for an extended period or resume hiking if necessary to ensure that inflation moves back to their 2% mandate over time. As previously mentioned, the overall theme for this period was a disconnect between the Fed’s projections and the market’s desires for rate policy. We started 2023 with the market believing the Fed was behind the curve. Post the banking crisis in March, the market narrative flipped to an expectation that the Fed would cut rates well over 100 bps by January 2024. As of the end of October 2023, the market expected the terminal level to hold near 5.4% before easing to 4.56% by January 2025.

Exiting the fiscal year, the Issues that have plagued us for the past year remain - high inflation but a strong foundation and a resilient consumer. The Fed is fiercely focused on fighting inflation at the expense of growth and a recovery that is walking a very fine line between sub-potential and event driven risk. We believe there are many unintended consequences that have yet to be uncovered due to the Fed’s aggressive tightening policy and the ability to weather future events is wearing thin. In the meantime, volatility likely will remain with us for some time.

Portfolio Positioning (as of October 31, 2023)

Throughout the annual period ending October 2023, Smith Capital Investors (SCI) remained more defensive across most major Fixed Income asset classes. The market has undergone a substantial period of repricing as monetary policy turned restrictive in response to higher inflation.

Total Return: Asset allocation changes throughout the period were more nuanced than previous years given a focus on gradually increasing the MBS weighting of the Fund and skewing the corporate sector allocation towards more defensive sectors. As part of this, both the High Yield and Preferred security allocations within the Fund were near the lows since the Fund’s inception. Additionally, the Fund’s duration contribution across investment grade and high-yield credit continues to remain towards the lower end of the historical range at fiscal year end given moves in valuations and further increased uncertainty in the future macroeconomic environment. The Fed’s continued rate hikes and “Quantitative Tightening” (QT) served to reverse the “crowding out” effect the Fed targeted, post the Great Financial Crisis. We believe that this drain of liquidity across the investing universe will continue to increase the volatility of asset prices as markets seek to adjust to this new dynamic. Elevated volatility, combined with increased geopolitical uncertainty and concerns about corporate fundamentals, made us less constructive on corporate credit exiting the fiscal year. However, we have been encouraged by the resiliency of both the domestic consumer and corporate fundamentals through October 31, 2023. Meanwhile, there is a continued generic theme from management teams focusing on proactively addressing underlying

5 | October 31, 2023

ALPS | Smith Funds

Management Commentary	October 31, 2023 (Unaudited)

business weaknesses and fortifying capital structures. Within the Fund’s corporate credit exposure, there has been a focus on utilizing the significant move higher in both short-duration interest rates and credit spreads to add to higher-yielding opportunities with short maturities. On the flip side, longer duration positioning within the Fund’s corporate credit exposure during the period was focused on what we see as more defensive, higher quality, less economically sensitive sectors that demonstrate less fundamental cyclicality in the event of an economic slowdown. At a high level, the Fund’s lower corporate credit duration profile helped reduce the Fund’s realized volatility from changing credit valuations during the fiscal year.

Exiting the period, we continue to seek investments in companies whose management interests are aligned with debtholders, either via reducing leverage or outright debt levels. Additionally, we look for a focus on managing through a variety of scenarios as we believe this provides optionality and downside protection. As mentioned previously, corporate fundamentals remained resilient during the period despite the economic weakness that has transpired due to the quantitative tightening cycle. Entering the next fiscal year, we intend to seek to maintain a close focus on how this impacts earnings reports going forward; however, thus far through October 31, 2023 the declines in earnings and forecasts have been much more impactful to equity valuations vs. the underlying creditworthiness of corporations.

As during most market conditions, short-duration high yield remains a focus for us. This area of the market historically has less forecasting error embedded in its analysis as it is a liquidity evaluation over a short period vs. a longer-term projection of industries, commodity prices and competitive dynamics facing a sector/company. We believe that positioning here allows the Fund to realize higher yield profiles vs. recent years while doing so at a more limited risk addition to the overall portfolio.

In addition, we are watching the market transition from a negative real rate environment (driven by Fed policy) to a positive real rate environment (more conscious of inflation). While this transition has created great volatility and significant markdowns on Fixed Income securities, we view this as healthy. In a world of negative real yields, and in some cases, negative absolute yields, valuations can exhibit a lack of common sense. We believe the transition back to a positive real rate will provide new and more attractive opportunities for investors within the Fixed Income space. At fiscal year end, duration and yield curve management continue to be of critical importance as we work through the next cycle.

Short Duration: While the Fund’s overall elevated credit exposure was maintained during the period, as of October 31, 2023, the exposure remains short with a focus on seeking to generate enhanced yield for shareholders due to the inverted shape of the interest rate curve. We believe this is a key part of the portfolio construction process as this high amount of “roll-off” allows for natural portfolio repositioning as economic and market conditions change. While corporate fundamentals have remained resilient, and the yield pickup is material vs. other asset classes, the increased uncertainty of the macro and corporate outlooks have argued for these proceeds to largely be reinvested in other asset classes, primarily US Treasuries. Given the material change in short-duration

US Treasury yields over the course of the Fed’s tightening, there was a shift in the Fund during the period towards allocating some exposure to more duration within the US Treasury bucket, which we believe would benefit from an economic slowdown and a pause or reversal in Fed policy direction.

Credit Opportunities: This annual period has been hallmarked by resilient consumer and corporate fundamentals which despite rates continuing to move higher has contributed to spreads tightening across both investment grade and high-yield bonds. With the move higher in rates and coupons resetting higher as companies come to the market to refinance existing bonds, or otherwise issue new financing, we believe the argument regarding the attractiveness of yield profiles (particularly current yield) and therefore income potential has become stronger.

Building into this yield environment, the Fund incrementally increased its exposure to corporate credit during the period, particularly seeking to take advantage of companies coming to the market and doing so with historically elevated coupons. Additionally, the Fund added to its securitized exposure as opportunities surfaced through the period, though the total exposure to this sleeve remains modest at fiscal year end.

Unique to this environment has been the shape of both the yield and the spread curves of corporate credit; both being historically flat. In this vein we have sought to take advantage of the presented opportunity to add the yield of high-quality companies and move in on the curve while sacrificing little to no give in yield to do so. We find that shorter maturity credit provides higher transparency and fewer required assumptions around future cash flows of the business, and when funds have the option to rely on fewer assumptions and receive similar yield that is an investment, we often find this attractive.

At fiscal year end, the Fund continues to maintain and actively manage around holding an elevated allocation to more liquid securities such as treasuries and low-volatility, shorter duration securities. We believe this allocation decision allows the Fund optionality around new opportunities as well as any future volatility and/or dislocations across asset classes that may develop in the future.

As always, the Fund continues to be built from the bottom-up, seeking to take advantage of predominately fundamentally improving businesses, capital structures and credit profiles. Understanding a company’s entire capital structure and how its management team is driving value creation across that structure continues to be a decisive focus of the Fund. Opportunities, like the broad flatness in yield and spread curves, as well as elevated new issue coupons are executed within the context of our fundamental view on an individual credit and the risk-adjusted return potential of the security targeted within its capital structure.

Balanced: The Fixed Income sleeve was run largely in line with the Total Return Fund, reallocating the Fund’s credit exposure throughout the period—most notably reducing the Fund’s high yield and preferred exposure and shifting the Fund’s investment grade exposure towards more defensive sectors and issuers. Overall

6 | October 31, 2023

ALPS | Smith Funds

Management Commentary	October 31, 2023 (Unaudited)

portfolio duration was actively managed with continued market fears around sticky inflation and the potential forward path of the Fed. Notably, compared to the Total Return Fund, at period end the Fund continues to run a lower relative credit risk profile given the current asset allocation between Fixed Income and Equities. The Fund was ~67% invested in the Equity sleeve and ~33% in the Fixed Income sleeve due to the market opportunity at the end of the period. Most of the active risk in the Fund is attributable to stock selection.

The Equity sleeve maintained a balanced style approach through the period. As Growth outperformed in the first half of the period the fund gradually too profits and reallocated to more Value exposed sectors such as Financials and Industrials. Throughout, the fund maintained it’s preference for higher Quality businesses with lower leverage and higer Return on Invested Capital than the index. At the end of the period the Equity Sleeve’s largest overweights versus the Bloomberg 1000 Index were Energy and Industrials, reflecting a belief that equity markets begin to look toward cyclical reacceleration over the next 12 to 18 months. The Equity Sleeve is underweight Technolgy and Utilities reflecting generally high valuations in those two sectors. Most of the active risk in the Fund is attributable to stock selection.

Within the Funds’ US Treasury allocations, we remained active in duration management throughout the period given the disconnect between the Fed and the market but ended the period near duration neutral to the Funds’ respective indices, specifically in Total Return. The Short Duration Fund mostly remained underweight vs. each of its benchmark indices due to the repricing of Fed expectations throughout the period. The market swung from believing the Fed was behind the curve, to pricing in a 100 bps cut during the banking crisis, to finally accepting the Fed’s view as we ended the period. The economic foundation remained stable throughout, and the Fed reconfirmed their commitment to the 2% inflation mandate. The 2- yr moved in a range of 3.77-5.22% over the year. February reacted to expectations that the Fed was behind the curve, while the lows were reached in March with the banking crisis. As we moved into October, new yield highs were set as the market accepted the strength of the economy. During the same period, the 30-yr moved between 3.43-5.11%, shifting between a flight to quality move and reacting to strong growth and sticky inflation. Attractive outright yield levels at the end of the period, coupled with geopolitical fears and the unintended risk associated with the Fed’s tightening policy, allowed the Fund to utilize Treasuries when the opportunity presented itself. Additionally, we remained proactive in using the longer duration US Treasury position as an insurance policy and believe that we are nearing peak yields for this cycle as the Fed is close to the terminal level and inflation is showing signs of easing.

Within the Funds’ securitized allocations, we continued to increase the Funds’ allocations to Agency-backed mortgage-backed securities via specific mortgage pools, collateralized mortgage obligations (CMOs) and Agency guaranteed commercial mortgage-backed securities (CMBS). Valuations for these asset classes had been very repressed following the direct Fed investment in this area of the market as part of its COVID-19 Quantitative Easing (QE) response. Overall, elevated interest rate volatility, the increase in mortgage rates, slowdown in prepayments and the ongoing reduction in the Federal Reserve’s MBS holdings were headwinds for this area of the market during the period. Over the previous year, valuations adjusted to these new realities to a point that we believe mortgages are now offered, finally, at an attractive risk-adjusted return profile to compete with other major asset classes. As such, we continued to add to the space while acknowledging that the headwinds for the asset class are unlikely to abate. At fiscal year end, we continue to believe that select CMOs and Agency CMBS provide better convexity, exhibit less change in duration given changes in interest rates and prepayment speeds, and provide higher option-adjusted spreads and yield compared to the broader market. Throughout the year, we were aided in navigating volatility by our continued focus on seeking to select securities that perform well through a wide band of underlying economic and interest rate assumptions rather than a specific directional view.

Fixed Income Themes

Credit – The collapse of Silicon Valley Bank (SVB) brought the market to grips with the lagged effects of much tighter rate policy in the US and across the globe. While the extremity and perceived speed is not the same as that during in the whirlwind period around the downfall of SVB, at fiscal year end we are still seeing the effects of tightening on both corporates (particularly those with high amounts of floating rate debt) and consumers.

One thing we certainly walked away with was that income is back in fixed income, which we believe to be important for several reasons. Namely, where yields are the contractual return (interest income), absent a default (importance of security selection), yields acts as both a tailwind for forward return profiles as well as a buffer against downside volatility. Said another way, yields act as both a sail and ballast for fixed income returns, giving the structural propensity for positive forward returns and acting as the protection or absorption mechanism by which to weather stormy seas.

With this in mind, we do not put a lot of emphasis on precisely forecasting what tomorrow will look like, rather we have found focusing on things that are likely to prevail important and steadfast in numerous, though uncertain, economic environments to be more fruitful over a longer period for security selection. Some of these factors include resiliency of free cash flow profiles, defensible capital allocation favoring creditors and management intentions towards balance sheet positioning.

On management intentions, this year we saw many company management teams be proactive in addressing and strengthening capital structures with calls, tenders and outright debt reduction. We find this type of behavior encouraging and often exemplary of actions we want to allocate capital alongside.

Lastly, given the likely widening range of outcomes on the horizon at fiscal year end, we fall back on not only the above but also place elevated prominence on the following:

Security Selection – No matter the inning of the credit cycle or the outlook, there will always be differences in performance created by changing corporate credit risk profiles and influencing catalysts. In addition to focusing on securities with strong risk-adjusted returns,

7 | October 31, 2023

ALPS | Smith Funds

Management Commentary	October 31, 2023 (Unaudited)

we look to overweight issuers that we believe display higher probabilities for improving credit strength, regardless of the macroeconomic backdrop.

Security Avoidance – Active management can purposefully choose to avoid owning certain credits or securities and should do so. In our view, a credit that has a higher probability of going through a phase of deteriorating credit strength would be a prime example of a name to avoid. On the security side, there may be fundamental, structural, or technical factors that create a lower estimated ratio of potential upside relative to the downside.

Risk-Adjusted Carry – Highlighted above, carry (yield income) is of elevated importance. This said, not all carry is the same. Fundamental analysis can unearth risk profiles that may be viewed more or less favorably when compared to their commensurate carry profiles. We believe the amplifying nature of duration and the continued general flatness of all-in-yield credit curves only increase the importance of focusing on risk-adjusted return profiles.

MBS – After the poor relative performance the previous year, despite the continued headwinds for the asset class, MBS marginally outperformed during this fiscal year. As of October 31, 2023, the Bloomberg US MBS Index (MBS Index) had nominal returns of positive 22 bps for the last fiscal year driven largely by the improved yield profile of these securities post the massive change in valuations marked in 2022. Year to date through the end of the period, despite intra-period volatility, nominal MBS spreads finished the last fiscal year essentially unchanged at 178 bps compared to 174 bps as of October 31, 2022. However, this does not tell the entire story as the option adjusted spread (OAS) of the MBS Index ranged between 35 and 85 bps for the period. From an excess return perspective, which adjusts for duration differentials, the MBS Index outperformed the Bloomberg US Aggregate Bond Index by 20 bps. Looking forward, we believe there is real potential for MBS outperformance on the horizon. At fiscal year end, MBS nominal spreads and option-adjusted spreads remain elevated compared to historical ranges and yield profiles of securities are vastly improved compared to the last ten years. We believe this should help to offset some of the impacts of the Fed’s MBS runoff, making the risk-adjusted return outlook from MBS much more balanced than it has been for the last couple of years.

Interest Rates – The Treasury landscape changed dramatically throughout the period. Volatility was high, marking both extremes. After believing the Fed was behind the curve, markets flipped to event driven risks, specifically the collapse of SVB and Signature Bank followed by First Republic Bank. The front-end moved up rapidly in February, reaching a recent high yield of 5.07 as Fed expectations repriced on fears of sticky inflation. This quickly reversed, falling to 3.77 due to fears that the Fed’s ~500 bps of rate hikes would have unintended consequences for the economy. Both the 10-yr and 30-yr moved within ~90 bps range throughout as the market flipped between the sticky inflation narrative and a flight-to-quality rally. After the economy marked strength after strength, the market finally came around to the view that the Fed would be able to facilitate a soft landing. The period ended with 2’s and 30’s flat to each other at 5.09% as the market expected the Fed to hold at the terminal level while growth continued, and inflation slowly moving back towards the Fed’s target.

The Fed continued the rate hiking path through the market volatility, raising rates from 3.25 to 5.5% (upper bound range) over the reporting period, clearly stating that they had more work to do to bring inflation down. The 10 year-3 month curve inverted further, suggesting impending recession before starting to unwind the extreme inversions midway through the period. The 2 year/30 year, 5 year/10 year, 5 year/30 year and 10 year/30 year curves moved back to a positive curve relationship. As of the end of the reporting period, markets expect the Fed to pause rates at the 5.25-5.5% level before cutting rates to 4.56% by January 2025. We were once again reminded throughout the market volatility that the long-end remains a safe haven asset in a flight-to-quality move.

The Fed appears to be nearing the end of the aggressive rate hiking cycle, but they remain committed to slowing demand to bring inflation back to the 2% mandate. This suggests that the Fed will be on hold at the terminal level, likely 5.5%, for longer than the market desires. Given the strong data we received at the end of the reporting period, the market’s hand was forced to concede to the Fed’s soft-landing narrative. While we are happy with the strength of the economy, specifically the consumer, we are closely watching for the next event driven risk. Additionally, inflation data is showing early signs of stickiness after the vast improvement we made this past year. The first quarter of the calendar year reminded us that warning signs are flashing, and recession probability was elevated. The second quarter proved why we remain productive on the strength of the labor market and the resilience of the consumer. And the third quarter reinforced that this is a new era and both businesses and consumers have adjusted to higher rates relatively well. We are very much still in an adjustment phase which is and will continue to be painful, but if the COVID-19 pandemic has taught us anything, it is to expect the unexpected. There will be winners and losers, similar to the heart of the pandemic. Given the strong foundation of both businesses and consumers, we believe there is a reasonable chance that the economy can continue to grow at sub-potential levels, but the margin of error is increasing. The Fed is walking a thin line between making sure that inflation is completely under control and creating a recession. Thus far, even with the market risk and volatility we registered in 2023, the Fed is committed to fighting inflation. The push/pull between the market’s view and the Fed’s desires has been a consistent theme for many years and will continue going forward.

At fiscal year end, we are opportunistic in this market both in credit and US Treasury exposure given the recent large-scale moves in valuations. At a high level, we expect that Treasuries will become more appreciated by the market as we get closer to the end of the Fed’s hiking cycle, allowing Treasuries to once again be utilized as an off set in a risk off market as a flight-to-quality move.

Conclusion

We have once again been reminded that cycles are shorter, and the market reprices much faster than in previous periods. While we spent the annual period living between extreme market events and opposing views, when we cut through the short-term noise, we remain constructive on the foundation of the economy.

8 | October 31, 2023

ALPS | Smith Funds

Management Commentary	October 31, 2023 (Unaudited)

We continue to live in a push/pull between the Fed and the market and while it briefly looked like the market won the first round in 2023, the Fed is still in the game and ended 2023 strong. With the increased market volatility, we believe in defensiveness and incrementalism and remain excited for the market opportunities ahead in Fixed Income. Exiting the period, we not only have heightened levels of liquidity across the Funds’ portfolios, but we are also focused on seeking to make smart but aggressive moves while leaning on the math behind the market as our keys to success.

In our view, the risks are rising, and the outlook is less straight-forward as we near the end of the current cycle. While the Fed will continue to fight inflation, in our view they are closer to the terminal level than previous periods. We are encouraged by both consumers and businesses but recognize that the economy remains uneven. We believe there is still a small chance that the Fed can facilitate a soft landing, maintain the terminal level, and allow the economy to grow at sub-potential levels. As time progresses, this view is becoming more likely, and a range bound market may be ahead of us in 2024.

It is our view as of fiscal year end that the Funds’ portfolios over the next six- to-twelve months may look different as we enter the next phase in the cycle. Our job is to seek to recognize changes in sentiment and direction in markets. With current outright levels on yields, at fiscal year end our view is that the market looks more attractive—even considering the uncertainty on the horizon - than at many points over the last five years. To say we are excited about the opportunity in the Fixed Income space is an understatement. It is our belief that portfolios should change and evolve as we move through cycles is reinforced in this environment. There will be a time in the future when opportunistic positioning will be rewarded.

At our core, we are active managers, and both security selection and avoidance are always at the front of our mind. Our three pillars continue to drive our actions—Investment Excellence, Relationships/ People, and Intentional Culture.

With great appreciation and gratitude,

R. Gibson Smith	Eric C. Bernum, CFA
Portfolio Manager	Portfolio Manager

Jonathan Aal	Garrett Olson, CFA
Portfolio Manager	Portfolio Manager

Laton Spahr, CFA	Eric Hewitt
Portfolio Manager (ALPS Advisors)	Portfolio Manager (ALPS Advisors)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Gibson Smith is a registered representative of ALPS Distributors, Inc.

Eric Bernum is a registered representative of ALPS Distributors, Inc.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

ALPS Advisors, Inc. is the investment adviser to the Fund and Smith Capital Investors, LLC is the investment sub-adviser to the Fund. ALPS Advisors, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., affiliated entities, are unaffiliated with Smith Capital Investors, LLC. ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Fund.

9 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2023 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2023)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	3.69%	0.18%	2.34%	2.29%	0.56%	0.49%
Investor (NAV)	3.39%	-0.11%	2.08%	1.99%	0.85%	0.79%
Class A (NAV)	3.42%	-0.05%	2.09%	2.01%	0.84%	0.79%
Class A (MOP)	1.09%	-0.79%	0.95%	0.94%
Class C (NAV)	2.66%+	-0.84%	1.32%	1.25%	1.53%	1.49%
Class C (CDSC)	1.66%	-0.84%	1.32%	1.25%
Bloomberg U.S. Government/Credit Bond Index¹	0.74%	-5.58%	0.30%	0.13%
Bloomberg 1-3 Year Government/Credit Bond Index²	3.23%	-0.62%	1.25%	1.26%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

10 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2023 (Unaudited)

[1]	Bloomberg US Government/Credit Index: a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. One may not invest directly in an index.
[2]	Bloomberg 1-3 Year US Government/Credit Index: includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. One may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.49% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	77.75%
Government Bonds	20.18%
Mortgage-Backed Securities	0.88%
Collateralized Mortgage Obligations	0.09%
Commercial Mortgage-Backed Securities	0.04%
Cash, Cash Equivalents, & Other Net Assets	1.06%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 3.125% 8/15/2025	4.26%
U.S. Treasury Note 5.00% 9/30/2025	3.10%
U.S. Treasury Note 4.625% 3/15/2026	2.94%
U.S. Treasury Note 4.625% 6/30/2025	2.77%
U.S. Treasury Note 4.75% 7/31/2025	2.35%
VICI Properties LP 4.375% 5/15/2025	1.68%
Midwest Connector Capital Co. LLC 3.9% 4/1/2024	1.59%
U.S. Treasury Note 4.625% 9/30/2028	1.59%
Vistra Operations Co. LLC 4.875% 5/13/2024	1.26%
General Motors Financial Co., Inc. 6.05% 10/10/2025	1.15%
Top Ten Holdings	22.69%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	20.18%
Banks	19.87%
Auto Manufacturers	8.31%
Electric	8.29%
Diversified Financial Services	4.10%
Pipelines	3.55%
Chemicals	3.37%
Aerospace/Defense	2.81%
Food	2.35%
Retail	2.16%
REITs	2.00%
Software	1.68%
Biotechnology	1.52%
Telecommunications	1.44%
Entertainment	1.40%
Healthcare-Products	1.30%
Healthcare-Services	1.30%
Electronics	1.29%
Commercial Services	1.06%
Mortgage Securities	1.01%
Other Industries (each less than 1%)	9.95%*
Cash, Cash Equivalents, & Other Net Assets	1.06%
Total	100.00%

* See Statement of Investments for detailed breakout of other industries.

11 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2023 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2023)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	0.40%	-4.46%	0.97%	1.11%	0.73%	0.59%
Investor (NAV)	0.23%	-4.70%	0.68%	0.83%	0.98%	0.89%
Class A (NAV)	0.10%+	-4.70%	0.69%	0.84%	0.98%	0.89%
Class A (MOP)	-2.20%	-5.41%	-0.44%	-0.22%
Class C (NAV)	-0.49%	-5.39%	-0.03%	0.12%	1.71%	1.59%
Class C (CDSC)	-1.46%	-5.39%	-0.03%	0.12%
Bloomberg US Aggregate Bond Index[1]	0.36%	-5.57%	-0.06%	-0.20%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

12 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2023 (Unaudited)

[1]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	Please see the prospectus supplement dated August 25, 2023 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.59% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2025.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	38.62%
Government Bonds	25.88%
Mortgage-Backed Securities	17.23%
Collateralized Mortgage Obligations	11.29%
Commercial Mortgage-Backed Securities	2.69%
Preferred Stock	2.40%
Bank Loans	0.17%
Cash, Cash Equivalents, & Other Net Assets	1.72%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 4.125% 8/15/2053	4.21%
U.S. Treasury Note 5% 9/30/2025	4.10%
U.S. Treasury Note 5% 8/31/2025	3.38%
U.S. Treasury Bond 3.875% 5/15/2043	2.47%
U.S. Treasury Bond 3.625% 5/15/2053	2.26%
U.S. Treasury Bond 3.375% 8/15/2042	1.37%
U.S. Treasury Bond 3.625% 2/15/2053	1.25%
U.S. Treasury Bond 4% 11/15/2042	1.25%
U.S. Treasury Note 4.75% 7/31/2025	1.24%
PNC Financial Services Group, Inc. 3M US SOFR + 3.94% 12/31/2049	1.14%
Top Ten Holdings	22.67%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Mortgage Securities	31.17%
Sovereign	25.98%
Banks	7.81%
Pipelines	3.93%
Electric	2.94%
Diversified Financial Services	2.91%
Auto Manufacturers	2.45%
Media	1.79%
Food	1.76%
Aerospace/Defense	1.54%
Oil & Gas	1.43%
Pharmaceuticals	1.28%
Biotechnology	1.25%
Other Industries (each less than 1%)	12.04%*
Cash, Cash Equivalents, & Other Net Assets	1.72%
Total	100.00%

* See Statement of Investments for detailed breakout of other industries.

13 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Performance Update	October 31, 2023 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2023)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	1.55%	-1.21%	-1.20%	0.94%	0.91%
Investor (NAV)	1.29%+	-1.48%	-1.49%	1.21%	1.21%
Class A (NAV)	1.28%	-1.44%	-1.45%	1.21%	1.21%
Class A (MOP)	-0.96%	-2.18%	-2.16%
Class C (NAV)	0.53%+	-2.19%	-2.20%	1.91%	1.91%
Class C (CDSC)	-0.43%	-2.19%	-2.20%
50% Bloomberg US Aggregate Bond Index / 50% Bloomberg US Corporate High Yield Bond Index[1,2]	3.27%	-2.21%	-2.26%
Bloomberg US Aggregate Bond Index	0.36%	-5.57%	-5.54%
Bloomberg US Corporate High Yield Bond Index	6.23%	1.19%	1.05%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

14 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Performance Update	October 31, 2023 (Unaudited)

[1]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in the index.
[2]	Bloomberg US Corporate High Yield Bond Index: measures the USD-denominated, high yield, fixed-rate corporate bond market. One may not invest directly in the index.
^	Fund Inception date of September 15, 2020.
*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	82.45%
Government Bonds	5.28%
Collateralized Mortgage Obligations	3.56%
Preferred Stock	3.54%
Mortgage-Backed Securities	1.75%
Commercial Mortgage-Backed Securities	1.43%
Bank Loans	0.27%
Cash, Cash Equivalents, & Other Net Assets	1.72%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 4.125% 8/15/2053	4.07%
PNC Financial Services Group, Inc. 3M US SOFR + 3.94% 12/31/2049	1.76%
Midwest Connector Capital Co. LLC 3.9% 4/1/2024	1.68%
Cloud Software Group, Inc. 6.5% 3/31/2029	1.63%
Penn Entertainment, Inc. 5.625% 1/15/2027	1.56%
Genesis Energy LP / Genesis Energy Finance Corp. 8% 1/15/2027	1.46%
Danske Bank A/S 1Y US TI + 1.35% 9/11/2026	1.44%
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.875% 1/15/2029	1.37%
Cushman & Wakefield US Borrower LLC 6.75% 5/15/2028	1.26%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5% 8/15/2027	1.26%
Top Ten Holdings	17.49%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Banks	11.14%
Pipelines	7.37%
Mortgage Securities	6.74%
Oil & Gas	6.27%
Media	6.18%
Electric	5.43%
Sovereign	5.28%
Diversified Financial Services	4.54%
Entertainment	4.33%
Retail	4.25%
Commercial Services	3.86%
Auto Manufacturers	3.57%
Real Estate	2.97%
Food	2.72%
Airlines	2.67%
Software	2.56%
Aerospace/Defense	2.45%
Leisure Time	2.12%
Machinery-Diversified	1.39%
Packaging & Containers	1.34%
Chemicals	1.27%
Advertising	1.26%
Home Builders	1.25%
REITs	1.21%
Environmental Control	1.06%
Other Industries (each less than 1%)	5.05%*
Cash, Cash Equivalents, & Other Net Assets	1.72%
Total	100.00%

* See Statement of Investments for detailed breakout of other industries.

15 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Performance Update	October 31, 2023 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2023)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	5.37%	3.66%	3.13%	1.41%	0.85%
Investor (NAV)	5.09%	3.39%	2.86%	1.59%	1.15%
Class A (NAV)	5.06%	3.38%	2.86%	1.60%	1.15%
Class A (MOP)	1.68%	2.25%	1.76%
Class C (NAV)	4.32%	2.65%	2.12%	2.30%	1.85%
Class C (CDSC)	3.32%	2.65%	2.12%
55% Bloomberg U.S. 1000 TR Index / 45% Bloomberg U.S. Aggregate Bond Index[1,2]	5.40%	2.65%	1.86%
Bloomberg U.S. Aggregate Bond Index[2]	0.36%	-5.57%	-5.54%
Bloomberg U.S. 1000 TR Index[1]	9.44%	9.34%	7.81%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 3.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

16 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Performance Update	October 31, 2023 (Unaudited)

[1]	Bloomberg US 1000 TR Index: a float market-cap-weighted benchmark of the 1000 most highly capitalized US companies. One may not invest directly in the index.
[2]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in the index.
^	Fund Inception date of September 15, 2020.
*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.85% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stock	61.21%
Corporate Bonds	15.81%
Government Bonds	11.33%
Collateralized Mortgage Obligations	4.80%
Mortgage-Backed Securities	4.49%
Preferred Stock	1.21%
Commercial Mortgage-Backed Securities	0.23%
Cash, Cash Equivalents, & Other Net Assets	0.92%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

Microsoft Corp.	3.15%
ConocoPhillips	2.25%
JPMorgan Chase & Co.	2.08%
Apple, Inc.	2.07%
UnitedHealth Group, Inc.	2.04%
Alphabet, Inc.	1.95%
Meta Platforms, Inc.	1.89%
NVIDIA Corp.	1.79%
U.S. Treasury Bond 4.125% 8/15/2053	1.74%
Amazon.com, Inc.	1.56%
Top Ten Holdings	20.52%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	11.36%
Mortgage Securities	9.51%
Software	6.68%
Semiconductors	4.54%
Oil & Gas Producers	4.42%
Internet Media & Services	3.85%
Health Care Facilities & Services	3.66%
Banks	6.35%
Retail - Consumer Staples	3.14%
Technology Hardware	2.90%
Electrical Equipment	2.45%
Leisure Facilities & Services	2.28%
Biotech & Pharma	2.14%
Pipelines	2.12%
Machinery	2.10%
Medical Equipment & Devices	2.01%
Technology Services	1.91%
Retail - Discretionary	1.88%
E-Commerce Discretionary	1.56%
Electric	1.54%
REITs	1.34%
Aerospace/Defense	1.27%
Chemicals	1.15%
Institutional Financial Services	1.12%
Food	1.06%
Commercial Support Services	1.04%
Other Industries (each less than 1%)	15.70%*
Cash, Cash Equivalents, & Other Net Assets	0.92%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries

17 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2023

	Principal Value	Amount (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (0.09%)

Fannie Mae
Series 1993-230, Class FA, 30D US SOFR + 0.71%, 12/25/2023(a)	$280	$280
Series 1993-255, Class E, 7.100%, 12/25/2023	346	345
Series 1994-18, Class FA, 30D US SOFR + 0.71%, 02/25/2024(a)	459	459
Series 1994-22, Class F, 30D US SOFR + 1.31%, 01/25/2024(a)	868	869
Series 1994-3, Class FB, 30D US SOFR + 0.76%, 01/25/2024(a)	680	680
Series 1994-3, Class FA, 30D US SOFR + 0.76%, 03/25/2024(a)	58	58
Series 1994-61, Class E, 7.500%, 04/25/2024	1,162	1,158
Series 1994-75, Class K, 7.000%, 04/25/2024	1,549	1,542
Series 1994-77, Class FB, 30D US SOFR + 1.61%, 04/25/2024(a)	3,991	3,998
Series 1997-12, Class FA, 30D US SOFR + 1.11%, 04/18/2027(a)	9,703	9,735
Series 1997-49, Class F, 30D US SOFR + 0.61%, 06/17/2027(a)	16,640	16,588
Series 2004-53, Class NC, 5.500%, 07/25/2024	253	251
Series 2004-95, Class AK, 5.500%, 01/25/2025	2,751	2,723
Series 2005-121, Class DY, 5.500%, 01/25/2026	4,279	4,227
Series 2011-40, Class KA, 3.500%, 03/25/2026	35,990	34,915
Series 2011-44, Class EB, 3.000%, 05/25/2026	10,231	9,944
Series 2011-61, Class B, 3.000%, 07/25/2026	18,792	18,238
Series 2011-80, Class KB, 3.500%, 08/25/2026	16,842	16,413
Series 2012-22, Class ND, 2.000%, 12/25/2026	7,263	7,201
Series 2012-47, Class HA, 1.500%, 05/25/2027	24,829	23,528
Series 2013-5, Class DB, 2.000%, 02/25/2028	57,006	53,805

	Principal Amount	Value (Note 2)
Series 2015-96, Class EA, 3.000%, 12/25/2026	$138,245	$131,604
		338,561
Freddie Mac
Series 1993-1611, Class Z, 6.500%, 11/15/2023	113	113
Series 1993-1628, Class LZ, 6.500%, 12/15/2023	107	107
Series 1993-1630, Class PK, 6.000%, 11/15/2023	152	151
Series 1993-1636, Class F, 30D US SOFR + 0.76%, 11/15/2023(a)	23	23
Series 1993-24, Class FJ, 30D US SOFR + 0.61%, 11/25/2023(a)	86	85
Series 1994-1673, Class FB, 10Y US TI + -0.50%, 02/15/2024(a)	148	147
Series 1994-1699, Class FB, 30D US SOFR + 1.11%, 03/15/2024(a)	229	229
Series 1994-1707, Class F, 30D US SOFR + 0.81%, 03/15/2024(a)	528	528
Series 1994-1730, Class Z, 7.000%, 05/15/2024	3,291	3,277
Series 1994-1744, Class FD, 30D US SOFR + 2.09%, 08/15/2024(a)	5,131	5,148
Series 1994-32, Class PN, 7.500%, 04/25/2024	4,471	4,449
Series 1994-43, Class PH, 6.500%, 10/17/2024	560	558
Series 1996-1810, Class D, 6.000%, 02/15/2026	8,344	8,180
Series 1996-1885, Class FA, 30D US SOFR + 0.56%, 09/15/2026(a)	2,549	2,541
Series 1997-1983, Class Z, 6.500%, 12/15/2023	640	638
Series 2001-2332, Class FB, 30D US SOFR + 0.56%, 01/15/2028(a)	51,794	51,584
Series 2004-2877, Class AL, 5.000%, 10/15/2024	157	156
Series 2005-3005, Class ED, 5.000%, 07/15/2025	16,046	15,812
Series 2006-3104, Class DH, 5.000%, 01/15/2026	11,325	11,128
Series 2009-3575, Class EB, 4.000%, 09/15/2024	4,898	4,855
Series 2010-3661, Class B, 4.000%, 04/15/2025	5,425	5,355
Series 2010-3710, Class MG, 4.000%, 08/15/2025(b)	17,064	16,760

See Notes to Financial Statements.

18 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2010-3779, Class KJ, 2.750%, 11/15/2025	$2,775	$2,757
Series 2011-3829, Class BE, 3.500%, 03/15/2026	7,421	7,237
Series 2011-3907, Class FM, 30D US SOFR + 0.46%, 05/15/2026(a)	77	77
Series 2012-4003, Class BG, 2.000%, 10/15/2026	10,904	10,726
Series 2013-4177, Class NB, 1.500%, 03/15/2028	13,236	12,347
		164,968
Ginnie Mae
Series 2010-101, Class GU, 4.000%, 08/20/2025(b)	6,970	6,838
Series 2013-53, Class KN, 1.500%, 08/20/2025	6,942	6,726
		13,564

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $538,638)		517,093

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.04%)

Freddie Mac Multifamily Structured Pass Through Certificates
Series 2015-KF07, Class A, 30D US SOFR + 0.40%, 02/25/2025(a)	8,773	8,735
Series 2017-K069, Class A1, 2.892%, 06/25/2027	38,200	37,578
Series 2017-K728, Class A2, 3.064%, 08/25/2024(a)	99,598	97,466
Series 2017-KL1P, Class A1P, 2.544%, 10/25/2025	124,975	120,627
		264,406
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $268,323)		264,406

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (0.88%)

Fannie Mae Pool
Series 2011-, 3.500%, 12/01/2026	141,631	134,528
Series 2011-MA0717, 3.500%, 04/01/2026	129,443	118,674
Series 2012-AM1076, 2.920%, 10/01/2024	221,354	214,981

	Principal Amount	Value (Note 2)
Series 2014-AM7158, 3.150%, 11/01/2024	$175,000	$169,751
Series 2015-AM9288, 2.930%, 07/01/2025	3,693,121	3,525,081
Series 2016-AL8941, 2.970%, 01/01/2024(a)	4,775	4,734
Series 2016-AL9448, 2.935%, 07/01/2026(a)	182,486	170,693
Series 2016-AN1413, 2.490%, 05/01/2026	138,042	128,479
Series 2016-AN2079, 2.910%, 07/01/2026	34,688	32,201
Series 2018-AN8096, 3.020%, 06/01/2024	305,000	298,783
Series 2021-, 1.580%, 12/01/2028	110,000	90,935
		4,888,840
Freddie Mac Gold Pool
Series 2011-, 3.500%, 02/01/2026	168,254	160,155
Series 2012-T40090, 3.000%, 05/01/2027	46,456	44,001
		204,156
Freddie Mac Pool
Series 2018-, 3.500%, 04/01/2028	106,496	102,268

Ginnie Mae I Pool
Series 2010-745222, 4.500%, 07/15/2025	37,956	37,135
Series 2013-AF1057, 2.000%, 07/15/2028	62,314	58,534
		95,669
Ginnie Mae II Pool
Series 2009-4377, 4.500%, 03/20/2024	14,710	14,430
Series 2010-4898, 3.000%, 12/20/2025	30,865	30,030
Series 2011-4954, 3.000%, 02/20/2026	24,082	23,463
		67,923
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,543,134)		5,358,856

	Principal Amount	Value (Note 2)
CORPORATE BONDS (77.75%)

Aerospace & Defense (2.80%)
Boeing Co.
1.43%, 02/04/2024	6,130,000	6,052,621
2.20%, 02/04/2026	5,000,000	4,595,373
L3Harris Technologies, Inc.
5.40%, 01/15/2027	6,500,000	6,386,185
Total Aerospace & Defense		17,034,179

See Notes to Financial Statements.

19 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Auto Parts Manufacturing (0.16%)
Aptiv PLC / Aptiv Corp. 2.40%, 02/18/2025	$1,000,000	$954,089

Automobiles Manufacturing (7.67%)
Ford Motor Credit Co. LLC
2.30%, 02/10/2025	2,000,000	1,890,799
3.38%, 11/13/2025	6,465,000	6,039,329
6.95%, 03/06/2026	3,750,000	3,760,392
General Motors Financial Co., Inc.
5.80%, 06/23/2028	2,000,000	1,938,457
6.05%, 10/10/2025	7,000,000	6,973,904
SOFRINDX + 1.30%, 04/07/2025(a)(c)	4,000,000	4,006,464
Hyundai Capital America 5.80%, 06/26/2025(d)	2,000,000	1,988,842
Kia Corp. 1.00%, 04/16/2024(d)	2,850,000	2,784,294
Mercedes-Benz Finance North America LLC 5.38%, 08/01/2025(d)	4,000,000	3,986,580
Nissan Motor Acceptance Co. LLC 6.95%, 09/15/2026(d)	5,600,000	5,617,045
Volkswagen Group of America Finance LLC 0.88%, 11/22/2023(d)	2,500,000	2,493,118
1D US SOFR + 0.95%, 06/07/2024(a)(d)	5,000,000	5,009,877
Total Automobiles Manufacturing		46,489,101

Banks (8.04%)
Bank of Ireland Group PLC 1Y US TI + 2.65%, 09/16/2026(a)(d)	4,000,000	3,966,661
Bank of New York Mellon 1D US SOFR + 0.80%, 11/21/2025(a)	5,000,000	4,961,155
Citizens Bank NA 1D US SOFR + 1.45%, 10/24/2025(a)	4,810,000	4,600,417
Danske Bank A/S
5.38%, 01/12/2024(d)	250,000	249,286
1Y US TI + 1.18%, 09/22/2026(a)(d)	3,000,000	2,992,988
1Y US TI + 2.10%, 01/09/2026(a)(d)	3,850,000	3,835,037
Discover Bank 2.45%, 09/12/2024	3,029,000	2,914,117
Fifth Third Bank NA SOFRINDX + 1.23%, 10/27/2025(a)(c)	2,000,000	1,948,709
KeyCorp SOFRINDX + 1.25%, 05/23/2025(a)(c)	1,000,000	957,380
Morgan Stanley Bank NA 5.48%, 07/16/2025	4,000,000	3,983,775
National Bank of Canada 1Y US TI + 0.40%, 11/15/2024(a)	3,000,000	2,993,139

	Principal Amount	Value (Note 2)
NatWest Markets PLC 0.80%, 08/12/2024(d)	$1,000,000	$959,426
Swedbank AB 6.14%, 09/12/2026(d)	2,260,000	2,238,865
Synovus Financial Corp. 5.20%, 08/11/2025	3,450,000	3,248,991
Truist Bank 3.30%, 05/15/2026	3,500,000	3,205,848
Truist Financial Corp. 1D US SOFR + 0.40%, 06/09/2025(a)	2,000,000	1,957,827
UniCredit SpA 7.83%, 12/04/2023(d)	3,775,000	3,780,195
Total Banks		48,793,816

Biotechnology (1.51%)
Amgen, Inc.
5.15%, 03/02/2028	3,300,000	3,222,043
5.51%, 03/02/2026	6,000,000	5,969,612
Total Biotechnology		9,191,655

Cable & Satellite (0.74%)
Charter Communications Operating LLC / Charter Communications Operating Capital 3M US SOFR + 1.9124%, 02/01/2024(a)	3,530,000	3,537,141
Cox Communications, Inc. 5.45%, 09/15/2028(d)	1,000,000	974,477
Total Cable & Satellite		4,511,618

Casinos & Gaming (0.46%)
MGM Resorts International
6.75%, 05/01/2025	2,843,000	2,830,166

Chemicals (3.37%)
Avient Corp. 5.75%, 05/15/2025(d)	3,826,000	3,752,814
EIDP, Inc. 4.50%, 05/15/2026	5,000,000	4,856,374
LG Chem, Ltd. 4.38%, 07/14/2025(d)	1,500,000	1,457,490
Nutrien, Ltd. 5.90%, 11/07/2024	4,000,000	3,992,317
Sherwin-Williams Co.
4.05%, 08/08/2024	3,000,000	2,955,881
4.25%, 08/08/2025	3,000,000	2,917,106
Westlake Corp. 0.88%, 08/15/2024	500,000	479,675
Total Chemicals		20,411,657

Commercial Finance (1.28%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
6.50%, 07/15/2025	4,800,000	4,790,605
Penske Truck Leasing Co. Lp / PTL Finance Corp.
5.75%, 05/24/2026(d)	3,000,000	2,951,995

See Notes to Financial Statements.

20 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Total Commercial Finance		7,742,600

Consumer Finance (2.90%)
American Express Co.
2.25%, 03/04/2025	$3,000,000	$2,853,971
3.38%, 05/03/2024	3,000,000	2,963,264
1D US SOFR + 1.28%, 07/27/2029(a)	3,000,000	2,880,794
SOFRINDX + 0.23%, 11/03/2023(a)(c)	2,000,000	1,999,994
Fiserv, Inc. 5.38%, 08/21/2028	7,000,000	6,849,307
Total Consumer Finance		17,547,330

Consumer Products (0.63%)
Haleon UK Capital PLC 3.13%, 03/24/2025	4,000,000	3,846,079

Department Stores (0.81%)
Nordstrom, Inc. Series WI 2.30%, 04/08/2024	5,000,000	4,896,225

Design, Manufacturing & Distribution (0.47%)
TD SYNNEX Corp. 1.25%, 08/09/2024	3,000,000	2,878,556

Diversified Banks (4.49%)
Banco Santander SA 1Y US TI + 0.45%, 06/30/2024(a)	1,000,000	996,874
Bank of America Corp. 1D US SOFR + 1.29%, 01/20/2027(a)	4,000,000	3,894,819
1D US SOFR + 1.63%, 04/25/2029(a)	7,000,000	6,657,462
Citigroup, Inc. 1D US SOFR + 0.669%, 05/01/2025(a)	3,000,000	2,912,280
JPMorgan Chase & Co. Series FRN
1D US SOFR + 0.58%, 06/23/2025(a)	2,000,000	1,993,427
1D US SOFR + 1.07%, 12/15/2025(a)	3,875,000	3,846,648
Mitsubishi UFJ Financial Group, Inc. 1Y US TI + 1.70%, 07/18/2025(a)	3,000,000	2,966,225
Standard Chartered PLC 1D US SOFR + 0.93%, 11/23/2025(a)(d)	4,000,000	3,976,319
Total Diversified Banks		27,244,054

Entertainment Content (1.07%)
Warnermedia Holdings, Inc.
6.41%, 03/15/2026	6,500,000	6,487,945

	Principal Amount	Value (Note 2)
Entertainment Resources (0.33%)
Vail Resorts, Inc. 6.25%, 05/15/2025(d)	$2,000,000	$1,989,390

Exploration & Production (0.62%)
Occidental Petroleum Corp. 8.50%, 07/15/2027	3,500,000	3,732,348

Financial Services (8.90%)
Charles Schwab Corp. 5.88%, 08/24/2026	5,000,000	4,967,105
SOFRINDX + 1.05%, 03/03/2027(a)(c)	1,015,000	1,001,830
Goldman Sachs Group, Inc.
1D US SOFR + 0.70%, 01/24/2025(a)	3,000,000	2,993,014
1D US SOFR + 1.075%, 08/10/2026(a)	7,000,000	6,930,382
Morgan Stanley
1D US SOFR + 0.525%, 05/30/2025(a)	3,000,000	2,893,924
1D US SOFR + 1.295%, 01/28/2027(a)	2,000,000	1,953,728
1D US SOFR + 1.59%, 04/20/2029(a)	3,000,000	2,855,042
1D US SOFR + 1.63%, 07/20/2029(a)	2,000,000	1,923,998
Nasdaq, Inc.
5.65%, 06/28/2025	500,000	498,341
National Securities Clearing Corp.
5.05%, 11/21/2024(d)	7,000,000	6,947,032
5.15%, 05/30/2025(d)	3,000,000	2,979,140
State Street Corp.
1D US SOFR + 1.353%, 11/04/2026(a)	3,250,000	3,232,280
UBS Group AG
1Y US TI + 1.55%, 01/12/2027(a)(d)	4,000,000	3,935,637
1Y US TI + 1.60%, 08/05/2025(a)(d)	5,000,000	4,919,089
1Y US TI + 1.60%, 12/22/2027(a)(d)	3,000,000	2,970,626
USAA Capital Corp. 3.38%, 05/01/2025(d)	3,000,000	2,890,363
Total Financial Services		53,891,531

Food & Beverage (2.84%)
Cargill, Inc. 4.50%, 06/24/2026(d)	3,000,000	2,927,355
Constellation Brands, Inc. 3.60%, 05/09/2024	3,000,000	2,961,297
JDE Peet's NV 0.80%, 09/24/2024(d)	1,000,000	953,187
Mondelez International Holdings Netherlands BV 4.25%, 09/15/2025(d)	3,000,000	2,917,929
Mondelez International, Inc. 2.13%, 03/17/2024	3,000,000	2,957,152

See Notes to Financial Statements.

21 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Nestle Holdings, Inc. 4.00%, 09/12/2025(d)	$4,627,000	$4,528,973
Total Food & Beverage		17,245,893

Hardware (0.48%)
Teledyne Technologies, Inc. 0.95%, 04/01/2024	3,000,000	2,934,876

Health Care Facilities & Services (1.30%)
HCA, Inc.
5.00%, 03/15/2024	5,974,000	5,950,803
5.20%, 06/01/2028	2,000,000	1,904,987
Total Health Care Facilities & Services		7,855,790

Industrial Other (2.04%)
Element Fleet Management Corp. 6.27%, 06/26/2026(d)	4,300,000	4,277,412
Honeywell International, Inc. 4.85%, 11/01/2024	5,000,000	4,965,022
Parker-Hannifin Corp. 3.65%, 06/15/2024	1,000,000	985,482
Quanta Services, Inc. 0.95%, 10/01/2024	2,250,000	2,144,004
Total Industrial Other		12,371,920

Leisure Products Manufacturing (0.31%)
Brunswick Corp. 0.85%, 08/18/2024	2,000,000	1,909,265

Life Insurance (0.16%)
Security Benefit Global Funding 1.25%, 05/17/2024(d)	1,000,000	969,394

Machinery Manufacturing (0.65%)
Ingersoll Rand, Inc. 5.40%, 08/14/2028	2,000,000	1,949,758
Nordson Corp. 5.60%, 09/15/2028	2,000,000	1,964,307
Total Machinery Manufacturing		3,914,065

Mass Merchants (0.32%)
Dollar General Corp. 4.25%, 09/20/2024	2,000,000	1,967,441

Medical Equipment & Devices Manufacturing (1.30%)
Baxter International, Inc. SOFRINDX + 0.26%, 12/01/2023(a)(c)	2,000,000	1,999,270
GE HealthCare Technologies, Inc.
5.55%, 11/15/2024	2,000,000	1,990,786
5.60%, 11/15/2025	2,000,000	1,989,455
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	2,000,000	1,904,865
Total Medical Equipment & Devices Manufacturing		7,884,376

	Principal Amount	Value (Note 2)
Metals & Mining (1.38%)
BHP Billiton Finance USA, Ltd. 5.25%, 09/08/2026	$3,000,000	$2,975,311
Steel Dynamics, Inc. 5.00%, 12/15/2026	5,592,000	5,401,554
Total Metals & Mining		8,376,865

Pharmaceuticals (0.82%)
Mylan, Inc. 4.20%, 11/29/2023	5,000,000	4,992,155
Pipeline (3.54%)
Buckeye Partners LP 4.35%, 10/15/2024	2,471,000	2,374,433
Columbia Pipelines Holding Co. LLC
6.04%, 08/15/2028(d)	1,000,000	983,091
6.06%, 08/15/2026(d)	1,500,000	1,498,323
Energy Transfer LP 4.50%, 04/15/2024	900,000	893,129
Gray Oak Pipeline LLC 2.60%, 10/15/2025(d)	400,000	370,335
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024(d)	9,784,000	9,664,727
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	5,786,000	5,723,656
Total Pipeline		21,507,694

Power Generation (2.15%)
Alexander Funding Trust 1.84%, 11/15/2023(d)	5,345,000	5,334,462
Vistra Operations Co. LLC 4.88%, 05/13/2024(d)	7,735,000	7,657,164
Total Power Generation		12,991,626

Real Estate (2.00%)
VICI Properties LP 4.38%, 05/15/2025	10,500,000	10,169,250
VICI Properties LP / VICI Note Co., Inc. 5.63%, 05/01/2024(d)	2,000,000	1,988,198
Total Real Estate		12,157,448

Retail - Consumer Discretionary (0.48%)
Lowe's Cos., Inc. 4.80%, 04/01/2026	3,000,000	2,939,102

Semiconductors (0.49%)
Analog Devices, Inc. SOFRINDX + 0.25%, 10/01/2024(a)(c)	2,000,000	1,999,430
Microchip Technology, Inc. 0.97%, 02/15/2024	1,000,000	984,642
Total Semiconductors		2,984,072

See Notes to Financial Statements.

22 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Software & Services (0.56%)
Concentrix Corp. 6.65%, 08/02/2026	$3,350,000	$3,330,550

Supermarkets & Pharmacies (1.19%)
7-Eleven, Inc. 0.80%, 02/10/2024(d)	3,350,000	3,300,425
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC 6.50%, 02/15/2028(d)	3,924,000	3,856,714
Total Supermarkets & Pharmacies		7,157,139

Transportation & Logistics (0.65%)
Daimler Truck Finance North America LLC
5.40%, 09/20/2028(d)	2,000,000	1,939,271
5.60%, 08/08/2025(d)	2,000,000	1,986,822
Total Transportation & Logistics		3,926,093

Travel & Lodging (0.33%)
Marriott International, Inc. 5.45%, 09/15/2026	2,000,000	1,975,204
Utilities (6.70%)
American Electric Power Co., Inc.
2.03%, 03/15/2024	3,969,000	3,902,471
5.70%, 08/15/2025	3,000,000	2,976,471
Black Hills Corp. 1.04%, 08/23/2024	3,000,000	2,876,309
DTE Energy Co. 4.22%, 11/01/2024(b)	2,000,000	1,961,421
Duke Energy Corp. 5.00%, 12/08/2025	6,000,000	5,905,168
NextEra Energy Capital Holdings, Inc. 6.05%, 03/01/2025	3,000,000	2,999,173
ONE Gas, Inc. 1.10%, 03/11/2024	3,439,000	3,378,921
Pacific Gas and Electric Co. 3.25%, 02/16/2024	5,900,000	5,848,756
Sempra 5.40%, 08/01/2026	2,000,000	1,972,374
Southern Co. 4.48%, 08/01/2024(b)	3,000,000	2,960,542
WEC Energy Group, Inc.
0.80%, 03/15/2024	3,000,000	2,944,880
4.75%, 01/09/2026	3,000,000	2,927,761
Total Utilities		40,654,247

Waste & Environment Services & Equipment (0.37%)
GFL Environmental, Inc. 5.13%, 12/15/2026(d)	2,340,000	2,222,999

Wireless Telecommunications Services (1.44%)
AT&T, Inc. 5.54%, 02/20/2026	4,000,000	3,968,529

	Principal Amount	Value (Note 2)
T-Mobile USA, Inc. 4.80%, 07/15/2028	$5,000,000	$4,759,063
Total Wireless Telecommunications Services		8,727,592

TOTAL CORPORATE BONDS
(Cost $480,252,542)		471,468,145

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (20.18%)

U.S. Treasury Bonds (20.18%)
United States Treasury Notes
3.13%, 08/15/2025	26,725,000	25,815,201
4.13%, 06/15/2026	6,789,000	6,654,281
4.63%, 06/30/2025	16,949,000	16,805,993
4.63%, 03/15/2026	17,945,000	17,799,197
4.63%, 09/30/2028	9,724,000	9,636,636
4.75%, 07/31/2025	14,335,000	14,242,606
5.00%, 08/31/2025	6,607,000	6,593,580
5.00%, 09/30/2025	18,826,000	18,792,907
5.00%, 10/31/2025	6,050,000	6,042,674
Total U.S. Treasury Bonds		122,383,075

TOTAL GOVERNMENT BONDS
(Cost $123,584,275)		122,383,075

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.03%)

Money Market Fund (0.03%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5.25%	191,552	191,552

TOTAL SHORT TERM INVESTMENTS
(Cost $191,552)			191,552

TOTAL INVESTMENTS (98.97%)
(Cost $610,378,464)			$600,183,127

Other Assets In Excess Of Liabilities (1.03%)			6,239,528

NET ASSETS (100.00%)			$606,422,655

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI – Treasury Index

Reference Rates:

30D US SOFR - 30 Day SOFR as of October 31, 2023 was 5.32%

See Notes to Financial Statements.

23 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2023

1D US SOFR - 1 Day SOFR as of October 31, 2023 was 5.35%

3M US SOFR - 3 Month SOFR as of October 31, 2023 was 5.38%

1Y US TI - 1 Year US TI as of October 31, 2023 was 5.44%

10Y US TI - 10 Year US TI as of October 31, 2023 was 4.88%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2023.
(c)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, the aggregate market value of those securities was $137,023,370, representing 22.60% of net assets.

See Notes to Financial Statements.

24 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
BANK LOANS (0.17%)

Apparel & Textile Products (0.17%)
Hanesbrands, Inc. 1M US SOFR + 3.75%, 03/08/2030(a)	$3,980,000	$3,935,225

TOTAL BANK LOANS
(Cost $3,942,911)		3,935,225

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (11.29%)
Fannie Mae
Series 1997-76, Class FO, 30D US SOFR + 0.61%, 09/17/2027(a)	$8,826	$8,811
Series 1999-58, Class F, 30D US SOFR + 0.51%, 11/18/2029(a)	29,167	28,934
Series 2000-40, Class FA, 30D US SOFR + 0.61%, 07/25/2030(a)	12,166	12,122
Series 2000-45, Class F, 30D US SOFR + 0.56%, 12/25/2030(a)	10,505	10,429
Series 2001-27, Class F, 30D US SOFR + 0.61%, 06/25/2031(a)	7,515	7,372
Series 2001-29, Class Z, 6.500%, 07/25/2031	50,167	50,337
Series 2001-51, Class OD, 6.500%, 10/25/2031	2,386	2,373
Series 2001-52, Class XZ, 6.500%, 10/25/2031	18,800	18,929
Series 2001-59, Class F, 30D US SOFR + 0.71%, 11/25/2031(a)	82,198	82,023
Series 2001-60, Class OF, 30D US SOFR + 1.06%, 10/25/2031(a)	134,128	135,442
Series 2001-63, Class FD, 30D US SOFR + 0.71%, 12/18/2031(a)	9,393	9,386
Series 2001-63, Class TC, 6.000%, 12/25/2031	16,331	16,235
Series 2001-68, Class PH, 6.000%, 12/25/2031	13,559	13,480
Series 2001-71, Class FE, 30D US SOFR + 0.76%, 11/25/2031(a)	58,297	58,262
Series 2001-71, Class FS, 30D US SOFR + 0.71%, 11/25/2031(a)	47,675	47,577

	Principal Amount	Value (Note 2)
Series 2001-81, Class GE, 6.000%, 01/25/2032	$11,418	$11,351
Series 2002-11, Class JF, 30D US SOFR + 0.84%, 03/25/2032(a)	36,129	36,190
Series 2002-12, Class FH, 30D US SOFR + 1.164%, 01/25/2032(a)	40,029	40,331
Series 2002-13, Class FE, 30D US SOFR + 1.01%, 03/25/2032(a)	37,637	37,780
Series 2002-16, Class TM, 7.000%, 04/25/2032	10,559	10,744
Series 2002-17, Class JF, 30D US SOFR + 1.11%, 04/25/2032(a)	22,138	22,357
Series 2002-18, Class FD, 30D US SOFR + 0.91%, 02/25/2032(a)	37,867	37,936
Series 2002-23, Class FA, 30D US SOFR + 1.01%, 04/25/2032(a)	32,019	32,302
Series 2002-34, Class EO, –%, 05/18/2032(b)	27,341	25,403
Series 2002-36, Class FS, 30D US SOFR + 0.61%, 06/25/2032(a)	13,183	13,164
Series 2002-44, Class FJ, 30D US SOFR + 1.11%, 04/25/2032(a)	55,462	55,904
Series 2002-47, Class FC, 30D US SOFR + 0.71%, 11/25/2031(a)	11,429	11,376
Series 2002-48, Class F, 30D US SOFR + 1.11%, 07/25/2032(a)	34,973	35,250
Series 2002-49, Class FC, 30D US SOFR + 1.11%, 11/18/2031(a)	32,244	32,488
Series 2002-60, Class FV, 30D US SOFR + 1.11%, 04/25/2032(a)	82,174	82,986
Series 2002-63, Class EZ, 6.000%, 10/25/2032	6,046	5,990
Series 2002-64, Class PG, 5.500%, 10/25/2032	45,106	44,191
Series 2002-68, Class AF, 30D US SOFR + 1.11%, 10/25/2032(a)	15,408	15,561
Series 2002-7, Class FC, 30D US SOFR + 0.86%, 01/25/2032(a)	46,105	46,211
Series 2002-71, Class AQ, 4.000%, 11/25/2032	31,210	29,763

See Notes to Financial Statements.

25 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2002-8, Class FA, 30D US SOFR + 0.86%, 03/18/2032(a)	$22,871	$22,967
Series 2002-80, Class CZ, 4.500%, 09/25/2032	102,731	91,309
Series 2002-9, Class FW, 30D US SOFR + 0.66%, 03/25/2032(a)	11,471	11,283
Series 2002-91, Class F, 30D US SOFR + 0.66%, 01/25/2033(a)	16,987	16,916
Series 2003-107, Class FD, 30D US SOFR + 0.61%, 11/25/2033(a)	10,927	10,881
Series 2003-110, Class CK, 3.000%, 11/25/2033	18,434	16,962
Series 2003-116, Class FA, 30D US SOFR + 0.51%, 11/25/2033(a)	22,405	22,268
Series 2003-119, Class FH, 30D US SOFR + 0.61%, 12/25/2033(a)	32,689	32,552
Series 2003-119, Class ZP, 4.000%, 12/25/2033	53,102	48,644
Series 2003-128, Class MF, 30D US SOFR + 0.71%, 01/25/2034(a)	45,256	45,233
Series 2003-131, Class CH, 5.500%, 01/25/2034	67,448	65,993
Series 2003-134, Class FC, 30D US SOFR + 0.71%, 12/25/2032(a)	25,699	25,688
Series 2003-14, Class AN, 3.500%, 03/25/2033	31,865	30,993
Series 2003-14, Class AP, 4.000%, 03/25/2033	47,797	46,623
Series 2003-19, Class MB, 4.000%, 05/25/2031	29,493	27,609
Series 2003-21, Class OG, 4.000%, 01/25/2033	19,254	18,487
Series 2003-22, Class BZ, 6.000%, 04/25/2033	22,495	22,203
Series 2003-27, Class EK, 5.000%, 04/25/2033	24,387	23,474
Series 2003-30, Class JQ, 5.500%, 04/25/2033	22,448	21,976
Series 2003-32, Class UJ, 5.500%, 05/25/2033	37,747	36,943
Series 2003-41, Class OZ, 3.750%, 05/25/2033	134,655	115,842
Series 2003-41, Class OB, 4.000%, 05/25/2033	100,571	91,263
Series 2003-42, Class JH, 5.500%, 05/25/2033	55,156	53,265
Series 2003-46, Class PJ, 5.500%, 06/25/2033	29,435	28,807

	Principal Amount	Value (Note 2)
Series 2003-47, Class PE, 5.750%, 06/25/2033	$39,718	$39,204
Series 2003-64, Class JK, 3.500%, 07/25/2033	45,745	42,218
Series 2003-64, Class ZC, 5.000%, 07/25/2033	25,099	24,029
Series 2003-71, Class HD, 5.500%, 08/25/2033	109,934	107,326
Series 2003-76, Class EZ, 5.000%, 08/25/2033	123,587	118,272
Series 2003-94, Class CE, 5.000%, 10/25/2033	6,014	5,871
Series 2004-101, Class TB, 5.500%, 01/25/2035	109,082	106,772
Series 2004-14, Class QB, 5.250%, 03/25/2034	143,661	139,324
Series 2004-17, Class BA, 6.000%, 04/25/2034	118,388	119,934
Series 2004-17, Class DZ, 5.500%, 04/25/2034	14,958	14,684
Series 2004-26, Class CG, 4.500%, 08/25/2033	1,083	1,069
Series 2004-36, Class CB, 5.000%, 05/25/2034	78,619	75,963
Series 2004-36, Class FA, 30D US SOFR + 0.51%, 05/25/2034(a)	22,927	22,681
Series 2004-53, Class FC, 30D US SOFR + 0.56%, 07/25/2034(a)	169,049	167,946
Series 2004-54, Class FL, 30D US SOFR + 0.51%, 07/25/2034(a)	120,488	119,578
Series 2004-60, Class AC, 5.500%, 04/25/2034	106,091	103,949
Series 2004-68, Class LC, 5.000%, 09/25/2029	32,177	31,221
Series 2004-77, Class AY, 4.500%, 10/25/2034	14,986	14,223
Series 2004-82, Class HK, 5.500%, 11/25/2034	42,991	42,061
Series 2004-92, Class TB, 5.500%, 12/25/2034	74,975	73,204
Series 2004-92, Class FD, 30D US SOFR + 0.46%, 05/25/2034(a)	123,909	123,556
Series 2005-110, Class MP, 5.500%, 12/25/2035	15,335	15,268
Series 2005-120, Class FE, 30D US SOFR + 0.63%, 01/25/2036(a)	18,658	18,259
Series 2005-122, Class PY, 6.000%, 01/25/2036	288,847	286,815
Series 2005-17, Class EZ, 4.500%, 03/25/2035	161,891	153,191

See Notes to Financial Statements.

26 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2005-17, Class EX, 5.250%, 03/25/2035	$25,000	$24,082
Series 2005-29, Class ZA, 5.500%, 04/25/2035	989,611	995,070
Series 2005-3, Class CH, 5.250%, 02/25/2035	71,406	69,975
Series 2005-35, Class DZ, 5.000%, 04/25/2035	118,441	114,476
Series 2005-48, Class TD, 5.500%, 06/25/2035	112,314	109,575
Series 2005-52, Class FE, 30D US SOFR + 1.91%, 05/25/2035(a)	97,565	101,503
Series 2005-62, Class GZ, 5.750%, 07/25/2035	357,938	349,082
Series 2005-64, Class PL, 5.500%, 07/25/2035	61,950	60,793
Series 2005-68, Class PG, 5.500%, 08/25/2035	25,309	24,786
Series 2005-68, Class BE, 5.250%, 08/25/2035	69,714	67,571
Series 2005-68, Class CZ, 5.500%, 08/25/2035	269,513	259,310
Series 2005-69, Class GZ, 4.500%, 08/25/2035	19,135	18,231
Series 2005-7, Class MZ, 4.750%, 02/25/2035	29,522	28,455
Series 2005-70, Class NA, 5.500%, 08/25/2035	10,631	10,416
Series 2005-70, Class KP, 5.000%, 06/25/2035	47,719	45,736
Series 2005-72, Class FB, 30D US SOFR + 0.36%, 08/25/2035(a)	11,043	10,854
Series 2005-79, Class DB, 5.500%, 09/25/2035	69,758	68,490
Series 2005-83, Class QP, 17.09% - 30D US SOFR, 11/25/2034(a)	42,616	42,113
Series 2005-84, Class XM, 5.750%, 10/25/2035	55,694	54,726
Series 2005-89, Class F, 30D US SOFR + 0.41%, 10/25/2035(a)	18,454	18,078
Series 2005-99, Class AC, 5.500%, 12/25/2035	541,000	528,636
Series 2005-99, Class FA, 30D US SOFR + 0.41%, 11/25/2035(a)	17,579	17,463
Series 2005-99, Class ZA, 5.500%, 12/25/2035	120,281	117,670
Series 2006-112, Class QC, 5.500%, 11/25/2036	18,246	17,817
Series 2006-114, Class HE, 5.500%, 12/25/2036	81,682	79,916

	Principal Amount	Value (Note 2)
Series 2006-115, Class EF, 30D US SOFR + 0.47%, 12/25/2036(a)	$14,288	$13,905
Series 2006-16, Class HZ, 5.500%, 03/25/2036	215,169	205,842
Series 2006-39, Class EF, 30D US SOFR + 0.51%, 05/25/2036(a)	13,777	13,481
Series 2006-46, Class UD, 5.500%, 06/25/2036	33,000	31,872
Series 2006-48, Class TF, 30D US SOFR + 0.51%, 06/25/2036(a)	33,721	32,883
Series 2006-48, Class DZ, 6.000%, 06/25/2036	167,395	161,203
Series 2006-56, Class F, 30D US SOFR + 0.41%, 07/25/2036(a)	10,424	10,275
Series 2006-62, Class FX, 30D US SOFR + 1.86%, 07/25/2036(a)	183,610	184,770
Series 2006-63, Class QH, 5.500%, 07/25/2036	30,142	29,429
Series 2006-70, Class AF, 30D US SOFR + 0.51%, 08/25/2036(a)	78,095	76,330
Series 2006-71, Class ZH, 6.000%, 07/25/2036	36,976	36,659
Series 2006-95, Class FH, 30D US SOFR + 0.56%, 10/25/2036(a)	73,314	71,595
Series 2007-100, Class YF, 30D US SOFR + 0.66%, 10/25/2037(a)	14,710	14,397
Series 2007-109, Class GF, 30D US SOFR + 0.79%, 12/25/2037(a)	42,522	41,652
Series 2007-111, Class FC, 30D US SOFR + 0.71%, 12/25/2037(a)	29,485	29,104
Series 2007-117, Class FM, 30D US SOFR + 0.81%, 01/25/2038(a)	172,226	169,767
Series 2007-12, Class BZ, 6.000%, 03/25/2037	453,726	431,581
Series 2007-12, Class ZA, 6.000%, 03/25/2037	164,500	152,593
Series 2007-14, Class GZ, 5.500%, 03/25/2037	160,415	154,618
Series 2007-18, Class MZ, 6.000%, 03/25/2037	128,593	122,814
Series 2007-22, Class FC, 30D US SOFR + 0.53%, 03/25/2037(a)	69,946	66,927
Series 2007-26, Class ZB, 5.500%, 04/25/2037	242,055	231,518

See Notes to Financial Statements.

27 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2007-30, Class MB, 4.250%, 04/25/2037	$56,683	$54,482
Series 2007-33, Class HE, 5.500%, 04/25/2037	36,550	35,719
Series 2007-34, Class F, 30D US SOFR + 0.50%, 04/25/2037(a)	22,154	21,350
Series 2007-41, Class FA, 30D US SOFR + 0.51%, 05/25/2037(a)	7,173	6,976
Series 2007-51, Class CP, 5.500%, 06/25/2037	25,425	24,966
Series 2007-51, Class PB, 5.500%, 06/25/2037	31,054	29,784
Series 2007-55, Class PH, 6.000%, 06/25/2047	260,536	259,395
Series 2007-57, Class FA, 30D US SOFR + 0.34%, 06/25/2037(a)	20,614	20,130
Series 2007-6, Class FC, 30D US SOFR + 0.53%, 02/25/2037(a)	37,465	36,068
Series 2007-63, Class FC, 30D US SOFR + 0.46%, 07/25/2037(a)	18,470	17,952
Series 2007-63, Class VZ, 5.500%, 07/25/2037	183,092	176,126
Series 2007-65, Class ZE, 5.500%, 07/25/2037	598,412	570,698
Series 2007-65, Class KF, 30D US SOFR + 0.49%, 07/25/2037(a)	55,962	54,339
Series 2007-70, Class FA, 30D US SOFR + 0.46%, 07/25/2037(a)	25,723	24,896
Series 2007-77, Class JE, 6.000%, 08/25/2037	292,683	275,435
Series 2007-85, Class FC, 30D US SOFR + 0.65%, 09/25/2037(a)	99,302	97,755
Series 2007-85, Class FL, 30D US SOFR + 0.65%, 09/25/2037(a)	29,989	29,349
Series 2007-86, Class FA, 30D US SOFR + 0.56%, 09/25/2037(a)	27,434	26,891
Series 2007-9, Class FB, 30D US SOFR + 0.46%, 03/25/2037(a)	20,057	19,446
Series 2008-18, Class FA, 30D US SOFR + 1.01%, 03/25/2038(a)	153,091	151,538
Series 2008-24, Class WD, 5.500%, 02/25/2038	153,997	148,156

	Principal Amount	Value (Note 2)
Series 2008-25, Class EF, 30D US SOFR + 1.06%, 04/25/2038(a)	$38,659	$38,575
Series 2008-27, Class B, 5.500%, 04/25/2038	665,048	649,418
Series 2008-46, Class LA, 5.500%, 06/25/2038	11,204	10,730
Series 2008-66, Class FT, 30D US SOFR + 1.06%, 08/25/2038(a)	21,663	21,468
Series 2008-86, Class FC, 30D US SOFR + 1.21%, 12/25/2038(a)	155,071	156,432
Series 2009-103, Class FM, 30D US SOFR + 0.81%, 11/25/2039(a)	34,193	33,895
Series 2009-104, Class FA, 30D US SOFR + 0.91%, 12/25/2039(a)	36,435	36,060
Series 2009-11, Class MP, 7.000%, 03/25/2049	101,768	102,039
Series 2009-110, Class FG, 30D US SOFR + 0.86%, 01/25/2040(a)	84,224	83,647
Series 2009-111, Class CY, 5.000%, 03/25/2038	133,000	125,956
Series 2009-12, Class LA, 15.645%, 03/25/2039(a)	273,005	327,243
Series 2009-12, Class LD, 17.384%, 03/25/2039(a)	370,107	500,085
Series 2009-36, Class MX, 5.000%, 06/25/2039	58,000	54,336
Series 2009-39, Class Z, 6.000%, 06/25/2039	1,830,365	1,819,625
Series 2009-42, Class TZ, 4.500%, 03/25/2039	240,158	218,045
Series 2009-47, Class BN, 4.500%, 07/25/2039	33,007	31,278
Series 2009-62, Class WA, 5.582%, 08/25/2039(a)	112,705	110,919
Series 2009-68, Class FD, 30D US SOFR + 1.36%, 09/25/2039(a)	46,329	45,650
Series 2009-70, Class FA, 30D US SOFR + 1.31%, 09/25/2039(a)	22,722	22,379
Series 2009-70, Class CO, –%, 01/25/2037(b)	69,464	57,326
Series 2009-86, Class OT, –%, 10/25/2037(b)	29,633	23,323
Series 2009-87, Class FG, 30D US SOFR + 0.86%, 11/25/2039(a)	59,261	58,994
Series 2009-90, Class UZ, 4.500%, 11/25/2039	656,390	588,247

See Notes to Financial Statements.

28 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2010-1, Class EL, 4.500%, 02/25/2040	$262,643	$244,912
Series 2010-1, Class WA, 6.236%, 02/25/2040(a)	16,179	16,150
Series 2010-102, Class B, 4.500%, 07/25/2040	241,086	225,271
Series 2010-102, Class HA, 4.000%, 09/25/2050	58,670	52,056
Series 2010-103, Class DZ, 4.500%, 09/25/2040	220,393	201,547
Series 2010-103, Class PJ, 4.500%, 09/25/2040	31,055	28,981
Series 2010-111, Class FC, 30D US SOFR + 0.63%, 10/25/2040(a)	44,343	42,898
Series 2010-118, Class LZ, 4.750%, 10/25/2040	34,566	31,928
Series 2010-122, Class JA, 7.000%, 07/25/2040	15,291	15,252
Series 2010-123, Class FL, 30D US SOFR + 0.54%, 11/25/2040(a)	17,971	17,492
Series 2010-123, Class KU, 4.500%, 11/25/2040	163,486	148,332
Series 2010-129, Class PZ, 4.500%, 11/25/2040	34,606	27,637
Series 2010-130, Class BZ, 4.500%, 11/25/2040	1,220,903	1,136,675
Series 2010-14, Class FJ, 30D US SOFR + 0.71%, 03/25/2040(a)	100,925	100,290
Series 2010-141, Class AL, 4.000%, 12/25/2040	318,342	288,863
Series 2010-141, Class LZ, 4.500%, 12/25/2040	696,452	606,278
Series 2010-141, Class MN, 4.000%, 12/25/2040	90,000	79,790
Series 2010-141, Class FB, 30D US SOFR + 0.58%, 12/25/2040(a)	42,130	40,667
Series 2010-142, Class FM, 30D US SOFR + 0.58%, 12/25/2040(a)	15,811	15,237
Series 2010-154, Class JA, 3.000%, 11/25/2040	292,212	266,916
Series 2010-16, Class PL, 5.000%, 03/25/2040	71,000	66,563
Series 2010-19, Class PY, 5.000%, 03/25/2040	312,170	298,516
Series 2010-33, Class KN, 4.500%, 03/25/2040	34,494	32,948
Series 2010-37, Class CY, 5.000%, 04/25/2040	32,982	31,856
Series 2010-38, Class KD, 4.500%, 09/25/2039	27	27

	Principal Amount	Value (Note 2)
Series 2010-39, Class EF, 30D US SOFR + 0.63%, 06/25/2037(a)	$34,565	$34,082
Series 2010-45, Class WD, 5.000%, 05/25/2040	180,000	163,246
Series 2010-54, Class LX, 5.000%, 06/25/2040	272,000	258,114
Series 2010-57, Class HA, 3.500%, 02/25/2040	20,836	20,434
Series 2010-58, Class FY, 30D US SOFR + 0.84%, 06/25/2040(a)	45,859	44,791
Series 2010-64, Class DM, 5.000%, 06/25/2040	33,121	32,343
Series 2010-67, Class BD, 4.500%, 06/25/2040	546,273	507,377
Series 2010-68, Class WB, 4.500%, 07/25/2040	85,000	75,290
Series 2010-82, Class WZ, 5.000%, 08/25/2040	356,552	344,724
Series 2010-9, Class ME, 5.000%, 02/25/2040	962,226	923,638
Series 2011-114, Class B, 3.500%, 11/25/2041	155,048	136,774
Series 2011-118, Class KL, 3.250%, 07/25/2040	105,063	98,391
Series 2011-121, Class JP, 4.500%, 12/25/2041	112,132	104,084
Series 2011-128, Class KB, 4.500%, 12/25/2041	800,000	706,596
Series 2011-130, Class KB, 4.000%, 12/25/2041	33,818	30,118
Series 2011-132, Class PE, 4.500%, 12/25/2041	122,818	115,477
Series 2011-145, Class JA, 4.500%, 12/25/2041	8,427	8,130
Series 2011-148, Class PL, 4.000%, 01/25/2042	425,000	352,581
Series 2011-15, Class AF, 30D US SOFR + 0.62%, 03/25/2041(a)	23,002	22,461
Series 2011-17, Class PD, 4.000%, 03/25/2041	6,365	5,956
Series 2011-26, Class PA, 4.500%, 04/25/2041	95,336	90,526
Series 2011-27, Class ZD, 2.500%, 09/25/2040	167,047	138,350
Series 2011-3, Class FA, 30D US SOFR + 0.79%, 02/25/2041(a)	145,491	141,361
Series 2011-30, Class ZA, 5.000%, 04/25/2041	538,810	507,881
Series 2011-43, Class B, 3.500%, 05/25/2031	18,698	17,577
Series 2011-45, Class ZA, 4.000%, 05/25/2031	17,021	15,946

See Notes to Financial Statements.

29 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2011-47, Class GF, 30D US SOFR + 0.68%, 06/25/2041(a)	$102,724	$100,414
Series 2011-5, Class PO, –%, 09/25/2040(b)	8,588	5,890
Series 2011-55, Class BZ, 3.500%, 06/25/2041	469,281	418,191
Series 2011-74, Class UB, 4.000%, 07/25/2040	135,981	123,546
Series 2011-86, Class NF, 30D US SOFR + 0.66%, 09/25/2041(a)	91,588	89,236
Series 2011-86, Class AF, 30D US SOFR + 0.61%, 02/25/2040(a)	23,998	23,645
Series 2011-93, Class GA, 4.000%, 04/25/2039	21,081	19,803
Series 2011-93, Class ST, 4.000%, 09/25/2041	18,461	16,918
Series 2012-100, Class DB, 3.000%, 09/25/2042	972,331	811,136
Series 2012-103, Class PY, 3.000%, 09/25/2042	109,000	82,875
Series 2012-106, Class QN, 3.500%, 10/25/2042	54,438	46,870
Series 2012-108, Class PL, 3.000%, 10/25/2042	541,668	451,390
Series 2012-110, Class JB, 2.500%, 10/25/2042	204,000	132,806
Series 2012-111, Class B, 7.000%, 10/25/2042	76,766	78,941
Series 2012-112, Class DA, 3.000%, 10/25/2042	172,913	146,612
Series 2012-115, Class DY, 2.500%, 10/25/2042	225,000	157,917
Series 2012-120, Class AH, 2.500%, 02/25/2032	24,170	23,193
Series 2012-125, Class GY, 2.000%, 11/25/2042	621,000	435,351
Series 2012-126, Class TA, 3.000%, 10/25/2042	177,279	151,077
Series 2012-128, Class NP, 2.500%, 11/25/2042	8,144	5,222
Series 2012-129, Class HT, 2.000%, 12/25/2032	28,713	24,446
Series 2012-13, Class JP, 4.500%, 02/25/2042	427,478	396,461
Series 2012-131, Class FG, 30D US SOFR + 0.46%, 09/25/2042(a)	11,883	11,390
Series 2012-137, Class CF, 30D US SOFR + 0.41%, 08/25/2041(a)	13,433	13,273
Series 2012-139, Class CY, 2.000%, 12/25/2042	235,000	147,117

	Principal Amount	Value (Note 2)
Series 2012-139, Class GB, 2.500%, 12/25/2042	$210,538	$127,594
Series 2012-14, Class FL, 30D US SOFR + 0.56%, 12/25/2040(a)	3,376	3,357
Series 2012-141, Class PD, 1.750%, 10/25/2041	95,750	84,363
Series 2012-149, Class KB, 3.000%, 01/25/2043	144,000	132,856
Series 2012-149, Class DA, 1.750%, 01/25/2043	26,930	23,787
Series 2012-149, Class ZA, 3.000%, 01/25/2041	59,108	54,433
Series 2012-151, Class NX, 1.500%, 01/25/2043	346,485	275,954
Series 2012-151, Class WC, 2.500%, 01/25/2043	249,000	161,472
Series 2012-152, Class PB, 3.500%, 01/25/2043	55,000	50,860
Series 2012-153, Class B, 7.000%, 07/25/2042	25,930	26,392
Series 2012-17, Class JB, 3.500%, 03/25/2042	135,000	91,002
Series 2012-17, Class JA, 3.500%, 12/25/2041	231,701	201,662
Series 2012-19, Class CB, 3.500%, 03/25/2042	153,000	130,424
Series 2012-20, Class TD, 4.500%, 02/25/2042	34,939	34,106
Series 2012-26, Class MA, 3.500%, 03/25/2042	122,354	106,164
Series 2012-27, Class KB, 2.000%, 03/25/2042	150,407	101,065
Series 2012-33, Class F, 30D US SOFR + 0.63%, 04/25/2042(a)	27,505	26,851
Series 2012-37, Class BF, 30D US SOFR + 0.61%, 12/25/2035(a)	48,640	47,722
Series 2012-38, Class MC, 3.000%, 04/25/2042	147,000	108,315
Series 2012-46, Class YB, 3.500%, 05/25/2042	61,440	51,236
Series 2012-46, Class CD, 2.500%, 04/25/2041	75,146	71,911
Series 2012-47, Class JM, 3.500%, 05/25/2042	140,340	107,799
Series 2012-47, Class HF, 30D US SOFR + 0.51%, 05/25/2027(a)	52,637	52,647
Series 2012-49, Class TG, 2.000%, 07/25/2041	31,790	30,600
Series 2012-50, Class HC, 2.000%, 03/25/2042	120,367	104,896
Series 2012-51, Class HJ, 3.500%, 05/25/2042	364,384	280,680

See Notes to Financial Statements.

30 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2012-51, Class ZX, 3.500%, 05/25/2042	$2,015,530	$1,270,056
Series 2012-52, 4.500%, 01/25/2042	611,505	592,301
Series 2012-53, Class AP, 2.000%, 04/25/2041	43,799	42,110
Series 2012-56, Class WB, 3.500%, 05/25/2042	65,852	56,201
Series 2012-56, Class UB, 4.000%, 06/25/2042	416,000	364,720
Series 2012-64, Class NA, 3.000%, 08/25/2041	23,811	23,310
Series 2012-69, Class PL, 3.000%, 01/25/2042	106,881	100,288
Series 2012-70, Class WC, 3.000%, 07/25/2042	172,000	119,962
Series 2012-80, Class GZ, 3.000%, 08/25/2042	396,524	339,631
Series 2012-82, Class E, 2.000%, 04/25/2042	23,877	21,488
Series 2012-83, Class AC, 3.000%, 08/25/2042	85,000	66,742
Series 2012-90, Class PH, 3.000%, 01/25/2042	66,076	61,258
Series 2012-90, Class PB, 2.500%, 01/25/2042	198,229	181,391
Series 2012-93, Class TL, 3.000%, 09/25/2042	420,000	309,455
Series 2012-98, Class ZP, 6.000%, 09/25/2042	682,842	699,703
Series 2012-99, Class DC, 2.000%, 08/25/2041	125,494	111,297
Series 2013-100, Class DH, 3.000%, 09/25/2031	8,755	8,664
Series 2013-104, Class CY, 5.000%, 10/25/2043	50,000	44,728
Series 2013-108, Class GU, 3.000%, 10/25/2033	39,779	36,459
Series 2013-114, Class LM, 4.000%, 03/25/2042	214,110	191,897
Series 2013-130, Class FB, 30D US SOFR + 0.56%, 01/25/2044(a)	34,351	33,037
Series 2013-136, Class QB, 3.500%, 03/25/2042	166,825	144,751
Series 2013-17, Class YM, 4.000%, 03/25/2033	13,284	12,504
Series 2013-2, Class QF, 30D US SOFR + 0.61%, 02/25/2043(a)	13,126	12,518
Series 2013-20, Class CA, 2.500%, 01/25/2043	177,596	147,889
Series 2013-35, Class CV, 3.000%, 02/25/2043	200,000	172,585
Series 2013-4, Class PL, 2.000%, 02/25/2043	120,000	79,151

	Principal Amount	Value (Note 2)
Series 2013-52, Class GM, 5.000%, 06/25/2043	$89,000	$79,059
Series 2013-53, Class CV, 3.500%, 05/25/2030	93,757	91,480
Series 2013-68, Class P, 3.500%, 10/25/2042	133,149	125,031
Series 2013-68, Class LE, 2.000%, 04/25/2043	80,566	69,351
Series 2013-70, Class CE, 2.500%, 01/25/2043	167,504	149,105
Series 2013-72, Class YA, 3.000%, 06/25/2033	2,612	2,201
Series 2013-72, Class AF, 30D US SOFR + 0.36%, 11/25/2042(a)	6,810	6,739
Series 2013-81, Class YK, 4.000%, 08/25/2043	200,000	168,748
Series 2013-9, Class CB, 5.500%, 04/25/2042	509,433	504,599
Series 2013-9, Class BC, 6.500%, 07/25/2042	220,090	224,869
Series 2013-91, Class PB, 4.000%, 09/25/2043	140,000	115,326
Series 2014-10, Class BA, 5.349%, 03/25/2054(a)	296,665	289,763
Series 2014-20, Class AC, 3.000%, 08/25/2036	54,625	53,094
Series 2014-21, Class MA, 2.000%, 09/25/2041	69,347	63,401
Series 2014-23, Class Z, 3.500%, 05/25/2044	503,532	433,119
Series 2014-23, Class A, 3.000%, 05/25/2044	786,956	663,265
Series 2014-26, Class YW, 3.500%, 04/25/2044	50,538	45,148
Series 2014-3, Class BM, 2.500%, 06/25/2043	50,000	42,889
Series 2014-43, Class PZ, 3.000%, 07/25/2043	249,037	183,976
Series 2014-49, Class CA, 3.000%, 08/25/2044	84,896	77,692
Series 2014-52, Class LM, 3.500%, 09/25/2044	1,089,776	836,225
Series 2014-6, Class Z, 2.500%, 02/25/2044	127,570	100,812
Series 2014-63, Class LN, 3.000%, 10/25/2044	125,000	79,427
Series 2014-67, Class PL, 3.000%, 04/25/2043	169,891	153,560
Series 2014-73, Class FA, 30D US SOFR + 0.46%, 11/25/2044(a)	13,254	12,657
Series 2014-80, Class DZ, 3.000%, 12/25/2044	3,046,481	2,504,912
Series 2014-81, Class GC, 3.000%, 03/25/2038	27,162	26,007

See Notes to Financial Statements.

31 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2014-86, Class PA, 2.000%, 12/25/2044	$908,589	$762,220
Series 2014-88, Class ER, 2.500%, 02/25/2036	24,333	22,559
Series 2015-16, Class ZY, 2.500%, 04/25/2045	10,487,478	7,963,436
Series 2015-51, Class CD, 3.000%, 07/25/2044	112,389	102,772
Series 2015-53, Class KB, 3.000%, 01/25/2045	828,230	678,364
Series 2015-56, Class MH, 3.500%, 08/25/2045	998,369	842,544
Series 2015-65, Class CZ, 3.500%, 09/25/2045	133,032	99,697
Series 2015-75, Class LB, 3.000%, 10/25/2045	125,000	76,997
Series 2016-14, Class NC, 2.500%, 03/25/2046	220,078	201,133
Series 2016-2, Class BH, 2.700%, 07/25/2045	190,823	166,852
Series 2016-23, Class PL, 3.000%, 11/25/2045	298,685	207,484
Series 2016-27, Class HK, 3.000%, 01/25/2041	272,843	246,441
Series 2016-31, Class TM, 3.000%, 12/25/2045	360,000	278,017
Series 2016-33, Class JA, 3.000%, 07/25/2045	149,926	132,162
Series 2016-33, Class LE, 2.500%, 11/25/2033	38,172	34,122
Series 2016-48, Class UF, 30D US SOFR + 0.51%, 08/25/2046(a)	69,536	67,556
Series 2016-52, Class MZ, 3.000%, 08/25/2046	248,526	154,342
Series 2016-55, Class EA, 1.750%, 07/25/2043	806,301	614,090
Series 2016-57, Class PC, 1.750%, 06/25/2046	248,879	194,338
Series 2016-75, Class FC, 30D US SOFR + 0.51%, 10/25/2046(a)	34,691	33,609
Series 2016-8, Class CB, 3.500%, 03/25/2046	893,000	759,448
Series 2016-83, Class KL, 2.500%, 11/25/2046	132,413	75,230
Series 2016-85, Class BA, 2.500%, 11/25/2046	5,543	3,530
Series 2016-9, Class D, 3.000%, 03/25/2046	30,738	25,985
Series 2016-9, Class PA, 2.500%, 06/25/2045	167,651	149,513
Series 2017-1, Class JP, 3.500%, 04/25/2045	99,241	92,467

	Principal Amount	Value (Note 2)
Series 2017-10, Class FA, 30D US SOFR + 0.51%, 03/25/2047(a)	$25,700	$24,825
Series 2017-100, Class ZE, 3.500%, 12/25/2047	133,792	112,350
Series 2017-110, Class PB, 3.000%, 02/25/2057	140,000	95,455
Series 2017-15, Class PE, 3.500%, 04/25/2046	46,280	41,651
Series 2017-19, Class B, 3.000%, 01/25/2047	238,334	202,520
Series 2017-22, Class DA, 4.000%, 08/25/2044	3,255	3,223
Series 2017-24, Class H, 3.000%, 08/25/2043	71,346	69,062
Series 2017-25, Class QE, 2.500%, 04/25/2047	163,827	131,726
Series 2017-35, Class AH, 3.500%, 04/25/2053	11,115	10,681
Series 2017-38, Class JA, 3.000%, 03/25/2047	111,687	94,528
Series 2017-40, Class GL, 3.500%, 03/25/2043	872	863
Series 2017-46, Class P, 3.500%, 06/25/2047	2,626,206	2,210,977
Series 2017-56, Class BY, 3.000%, 07/25/2047	128,765	93,686
Series 2017-56, Class BA, 3.000%, 03/25/2045	86,280	78,984
Series 2017-68, Class HQ, 3.000%, 07/25/2046	785,073	691,625
Series 2017-84, Class JP, 2.750%, 10/25/2047	121,178	100,354
Series 2017-90, Class WB, 3.000%, 11/25/2047	1,119,992	780,925
Series 2017-96, Class PA, 3.000%, 12/25/2054	120,721	111,038
Series 2017-99, Class DZ, 3.500%, 12/25/2047	149,091	125,150
Series 2018-15, Class KG, 2.500%, 01/25/2048	107,229	85,951
Series 2018-19, Class KB, 3.000%, 04/25/2046	63,169	58,339
Series 2018-2, Class HD, 3.000%, 02/25/2047	23,518	21,990
Series 2018-24, Class BA, 3.500%, 09/25/2045	4,669	4,637
Series 2018-25, Class AL, 3.500%, 04/25/2048	187,296	148,991
Series 2018-38, Class PA, 3.500%, 06/25/2047	55,392	50,993
Series 2018-39, Class FG, 30D US SOFR + 0.36%, 11/25/2033(a)	92,475	89,380
Series 2018-41, Class PZ, 4.000%, 06/25/2048	969,598	696,566

See Notes to Financial Statements.

32 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2018-43, Class FE, 30D US SOFR + 0.36%, 09/25/2038(a)	$95,291	$91,640
Series 2018-45, Class GA, 3.000%, 06/25/2048	37,101	31,090
Series 2018-5, Class JP, 3.000%, 09/25/2047	44,289	38,116
Series 2018-50, Class DY, 3.000%, 10/25/2047	573,651	487,551
Series 2018-56, Class CH, 3.000%, 08/25/2048	30,369	25,458
Series 2018-6, Class PA, 3.000%, 02/25/2048	192,350	161,513
Series 2018-60, Class KL, 4.000%, 08/25/2048	96,000	76,274
Series 2018-67, Class DY, 4.000%, 09/25/2048	304,029	237,992
Series 2018-70, Class HB, 3.500%, 10/25/2058	314,994	245,558
Series 2018-74, Class AB, 3.500%, 10/25/2048	331,905	282,392
Series 2018-8, Class KL, 2.500%, 03/25/2047	287,311	235,903
Series 2018-83, Class AC, 3.500%, 11/25/2048	145,406	123,720
Series 2018-83, Class LH, 4.000%, 11/25/2048	20,423	18,244
Series 2018-9, Class PL, 3.500%, 02/25/2048	395,045	320,210
Series 2018-94, Class KD, 3.500%, 12/25/2048	48,291	41,362
Series 2018-94, Class KZ, 4.500%, 01/25/2049	190,096	124,086
Series 2019-10, Class MA, 3.000%, 03/25/2049	75,208	63,294
Series 2019-11, Class EA, 3.000%, 05/25/2048	223,086	194,746
Series 2019-12, Class HA, 3.500%, 11/25/2057	261,384	234,745
Series 2019-13, Class MH, 3.000%, 03/25/2049	287,422	245,058
Series 2019-34, Class PZ, 3.000%, 07/25/2049	114,854	48,488
Series 2019-45, Class PT, 3.000%, 08/25/2049	248,865	211,158
Series 2019-50, Class CZ, 2.750%, 09/25/2049	175,097	65,370
Series 2019-55, Class MQ, 3.500%, 10/25/2049	581,078	490,764
Series 2019-60, Class BF, 30D US SOFR + 0.564%, 10/25/2049(a)	11,548	10,994
Series 2019-65, Class HA, 2.500%, 11/25/2049	165,514	133,732
Series 2019-81, Class LB, 1.500%, 12/25/2049	536,464	405,277

	Principal Amount	Value (Note 2)
Series 2019-82, Class HZ, 3.000%, 01/25/2050	$428,980	$339,959
Series 2020-10, Class B, 3.000%, 03/25/2050	233,272	191,957
Series 2020-11, Class JW, 3.000%, 03/25/2050	237,000	161,954
Series 2020-36, Class GD, 2.000%, 12/25/2037	132,273	113,918
Series 2020-45, Class NB, 1.500%, 07/25/2050	259,992	96,081
Series 2020-47, Class GZ, 2.000%, 07/25/2050	213,776	106,210
Series 2020-73, Class ED, 0.836%, 11/25/2049(a)	810,342	560,102
Series 2021-12, Class GA, 1.000%, 07/25/2050	132,782	91,058
Series 2021-15, Class JB, 1.250%, 04/25/2051	120,361	40,600
Series 2021-17, Class ZA, 1.500%, 04/25/2051	160,081	53,475
Series 2021-43, Class JC, 2.000%, 05/25/2051	127,816	97,099
Series 2021-47, Class PE, 1.750%, 07/25/2051	820,564	593,732
Series 2021-47, Class PD, 1.500%, 07/25/2051	820,564	583,971
Series 2021-59, Class H, 2.000%, 06/25/2048	227,885	171,762
Series 2021-6, Class KU, 1.500%, 02/25/2051	181,291	89,407
Series 2021-66, Class HU, 1.500%, 10/25/2051	259,998	107,619
Series 2021-66, Class JG, 1.000%, 10/25/2051	545,187	408,518
Series 2021-68, Class A, 2.000%, 07/25/2049	2,524,865	1,918,457
Series 2021-69, Class WA, 2.000%, 04/25/2049	323,754	250,512
Series 2021-72, Class NL, 1.500%, 10/25/2051	316,302	167,856
Series 2021-72, Class NB, 1.500%, 10/25/2051	140,000	45,009
Series 2021-8, Class HZ, 2.000%, 03/25/2051	463,813	170,312
Series 2021-80, Class KE, 2.000%, 11/25/2051	231,221	181,617
Series 2022-17, Class GV, 2.500%, 01/25/2052	3,569,000	2,346,418
Series 2022-37, Class QL, 4.000%, 07/25/2052	1,683,000	1,489,172
Series 2022-4, Class CK, 1.500%, 04/25/2051	103,750	48,346
Series 2022-43, Class ZA, 4.500%, 07/25/2052	237,825	209,176
Series 2022-43, Class AN, 4.250%, 07/25/2052	240,932	178,783

See Notes to Financial Statements.

33 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2022-64, Class GM, 4.500%, 10/25/2052	$3,161,000	$2,579,755
Series 2022-68, Class Z, 5.000%, 10/25/2052	738,367	735,177
Series 2022-81, Class DO, –%, 11/25/2052(b)	1,474,638	572,513
Series 2022-88, Class EZ, 6.000%, 12/25/2052	4,151,636	3,706,151
Series 2022-90, Class AY, 4.500%, 12/25/2041	180,000	161,580
Series 2023-19, Class BZ, 5.000%, 05/25/2053	5,539,819	4,711,658
		92,446,725
Fannie Mae Grantor Trust 2002-T12
Series 2002-T12, Class A1, 6.500%, 05/25/2042	135,242	131,191

Freddie Mac
Series 1994-1665, Class KZ, 6.500%, 01/15/2024	161	160
Series 1996-1863, Class Z, 6.500%, 07/15/2026	246	245
Series 1997-1935, Class FK, 30D US SOFR + 0.81%, 02/15/2027(a)	7,400	7,397
Series 1997-1980, Class Z, 7.000%, 07/15/2027	22,367	22,255
Series 1998-2034, Class Z, 6.500%, 02/15/2028	13,464	13,519
Series 1998-2035, Class PC, 6.950%, 03/15/2028	3,173	3,172
Series 1998-2053, Class Z, 6.500%, 04/15/2028	10,283	10,203
Series 1998-2060, Class Z, 6.500%, 05/15/2028	5,617	5,626
Series 1998-2079, Class FA, 30D US SOFR + 0.61%, 07/17/2028(a)	212	212
Series 1998-2095, Class PE, 6.000%, 11/15/2028	11,203	11,102
Series 1998-2102, Class Z, 6.000%, 12/15/2028	33,264	33,001
Series 1999-2115, Class FB, 30D US SOFR + 0.56%, 01/15/2029(a)	16,613	16,555
Series 1999-2126, Class CB, 6.250%, 02/15/2029	14,468	14,410
Series 1999-2137, Class TH, 6.500%, 03/15/2029	3,940	3,941
Series 1999-2154, Class PL, 6.500%, 05/15/2029	112,246	110,896
Series 2000-2224, Class CB, 8.000%, 03/15/2030	9,303	9,645
Series 2001-2274, Class ZM, 6.500%, 01/15/2031	7,599	7,561

	Principal Amount	Value (Note 2)
Series 2001-2279, Class Z, 6.000%, 01/15/2031	$8,354	$8,233
Series 2001-2320, Class FI, 30D US SOFR + 0.61%, 09/15/2029(a)	23,075	22,952
Series 2001-2322, Class FV, 30D US SOFR + 0.61%, 06/15/2030(a)	20,284	19,835
Series 2001-2324, Class PZ, 6.500%, 06/15/2031	104,949	105,928
Series 2001-2334, Class KB, 6.500%, 05/15/2028	49,364	49,203
Series 2001-2341, Class FP, 30D US SOFR + 1.01%, 07/15/2031(a)	23,399	23,507
Series 2001-2367, Class FA, 30D US SOFR + 0.64%, 06/15/2031(a)	20,613	20,479
Series 2001-2372, Class F, 30D US SOFR + 0.61%, 10/15/2031(a)	15,012	14,947
Series 2001-2388, Class FR, 30D US SOFR + 0.76%, 06/15/2031(a)	17,654	17,599
Series 2001-2388, Class FB, 30D US SOFR + 0.71%, 01/15/2029(a)	17,092	17,044
Series 2001-2391, Class HF, 30D US SOFR + 0.66%, 06/15/2031(a)	7,073	7,032
Series 2001-2396, Class FM, 30D US SOFR + 0.56%, 12/15/2031(a)	20,215	20,171
Series 2001-2396, Class FN, 30D US SOFR + 0.76%, 12/15/2031(a)	108,091	108,224
Series 2002-2411, Class F, 30D US SOFR + 0.66%, 02/15/2032(a)	16,790	16,766
Series 2002-2412, Class OF, 30D US SOFR + 1.06%, 12/15/2031(a)	24,035	24,281
Series 2002-2417, Class FY, 30D US SOFR + 0.71%, 12/15/2031(a)	7,237	7,201
Series 2002-2424, Class FY, 30D US SOFR + 0.56%, 03/15/2032(a)	39,097	38,802
Series 2002-2430, Class WF, 6.500%, 03/15/2032	6,687	6,743
Series 2002-2433, Class FA, 30D US SOFR + 1.06%, 02/15/2032(a)	29,285	29,587
Series 2002-2460, Class FA, 30D US SOFR + 1.11%, 03/15/2032(a)	54,708	55,055

See Notes to Financial Statements.

34 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2002-2466, Class FV, 30D US SOFR + 0.66%, 03/15/2032(a)	$47,891	$47,713
Series 2002-2470, Class EF, 30D US SOFR + 1.11%, 03/15/2032(a)	58,650	59,229
Series 2002-2478, Class FD, 30D US SOFR + 1.11%, 02/15/2032(a)	16,589	16,411
Series 2002-2481, Class FE, 30D US SOFR + 1.11%, 03/15/2032(a)	16,572	16,736
Series 2002-2488, Class FU, 30D US SOFR + 0.71%, 03/15/2032(a)	56,106	55,868
Series 2002-2494, Class F, 30D US SOFR + 1.16%, 06/15/2031(a)	27,384	27,579
Series 2002-2495, Class ZB, 4.500%, 09/15/2032	31,926	30,032
Series 2002-2510, Class FE, 30D US SOFR + 0.51%, 10/15/2032(a)	9,481	9,396
Series 2002-2513, Class AF, 30D US SOFR + 1.11%, 02/15/2032(a)	44,343	42,534
Series 2002-2516, Class FD, 30D US SOFR + 1.11%, 02/15/2032(a)	42,140	42,554
Series 2002-2517, Class FR, 30D US SOFR + 0.46%, 10/15/2032(a)	11,227	11,098
Series 2002-2524, Class DH, 6.000%, 11/15/2032	28,828	28,361
Series 2002-2525, Class NU, 5.000%, 04/15/2032	65,119	62,489
Series 2002-2535, Class AW, 5.500%, 12/15/2032	8,552	8,300
Series 2002-2538, Class F, 30D US SOFR + 0.71%, 12/15/2032(a)	117,291	117,227
Series 2002-2541, Class BL, 5.500%, 12/15/2032	35,592	34,898
Series 2003-2554, Class MN, 5.500%, 01/15/2033	39,177	38,416
Series 2003-2557, Class HL, 5.300%, 01/15/2033	135,580	132,118
Series 2003-2557, Class NU, 5.250%, 03/15/2032	47,247	46,015
Series 2003-2557, Class WF, 30D US SOFR + 0.51%, 01/15/2033(a)	31,080	30,825
Series 2003-2568, Class D, 5.500%, 02/15/2033	29,912	29,322

	Principal Amount	Value (Note 2)
Series 2003-2571, Class FY, 30D US SOFR + 0.86%, 12/15/2032(a)	$17,688	$17,765
Series 2003-2577, Class FC, 30D US SOFR + 0.61%, 02/15/2033(a)	77,569	76,886
Series 2003-2587, Class FW, 30D US SOFR + 0.58%, 03/15/2033(a)	30,172	29,954
Series 2003-2590, Class OZ, 4.000%, 03/15/2033	201,959	188,403
Series 2003-2590, Class QY, 3.750%, 04/15/2028	3,228	3,176
Series 2003-2614, Class FV, 30D US SOFR + 1.61%, 05/15/2033(a)	190,920	190,493
Series 2003-2624, Class QH, 5.000%, 06/15/2033	10,848	10,501
Series 2003-2626, Class ZX, 5.000%, 06/15/2033	208,247	177,221
Series 2003-2627, Class CN, 5.000%, 06/15/2033	31,393	30,244
Series 2003-2631, Class DB, 5.000%, 06/15/2033	148,000	139,059
Series 2003-2647, Class A, 3.250%, 04/15/2032	61,588	57,453
Series 2003-2648, Class WZ, 5.000%, 07/15/2033	274,669	251,350
Series 2003-2668, Class LH, 5.000%, 09/15/2033	20,975	20,303
Series 2003-2707, Class FH, 30D US SOFR + 0.76%, 04/15/2032(a)	32,424	32,466
Series 2003-2711, Class FA, 30D US SOFR + 1.11%, 11/15/2033(a)	130,163	131,860
Series 2003-2717, Class LH, 5.500%, 12/15/2033	5,139	5,037
Series 2003-2725, Class TA, 4.500%, 12/15/2033	159,000	150,585
Series 2004-2750, Class TC, 5.250%, 02/15/2034	4,645	4,555
Series 2004-2768, Class PW, 4.250%, 03/15/2034	135,051	127,324
Series 2004-2802, Class OH, 6.000%, 05/15/2034	12,988	12,940
Series 2004-2835, Class KZ, 5.500%, 08/15/2034	31,387	30,572
Series 2004-2835, Class TB, 4.500%, 08/15/2034	311,905	296,209
Series 2004-2893, Class PE, 5.000%, 11/15/2034	207,572	200,770
Series 2004-2896, Class BZ, 5.000%, 11/15/2034	68,605	66,325
Series 2004-2901, Class KB, 5.000%, 12/15/2034	32,522	31,433

See Notes to Financial Statements.

35 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2005-2916, Class MY, 5.500%, 01/15/2035	$136,732	$131,349
Series 2005-2927, Class EZ, 5.500%, 02/15/2035	12,274	11,876
Series 2005-2929, Class PG, 5.000%, 02/15/2035	32,772	31,682
Series 2005-2933, Class HD, 5.500%, 02/15/2035	21,528	21,174
Series 2005-2942, Class ZN, 5.500%, 03/15/2035	544,628	516,795
Series 2005-2953, Class PG, 5.500%, 03/15/2035	15,280	14,973
Series 2005-2962, Class KF, 30D US SOFR + 0.31%, 04/15/2035(a)	11,285	11,119
Series 2005-2973, Class GE, 5.500%, 05/15/2035	243,000	232,929
Series 2005-2980, Class QA, 6.000%, 05/15/2035	35,640	35,564
Series 2005-2996, Class GX, 5.500%, 06/15/2035	72,000	68,976
Series 2005-3012, Class ZE, 5.750%, 08/15/2035	51,940	51,770
Series 2005-3012, Class WZ, 5.500%, 08/15/2035	241,394	224,353
Series 2005-3028, Class FM, 30D US SOFR + 0.36%, 09/15/2035(a)	9,277	9,123
Series 2005-3028, Class PG, 5.500%, 09/15/2035	44,181	43,279
Series 2005-3028, Class ZE, 5.500%, 09/15/2035	891,166	841,951
Series 2005-3033, Class WY, 5.500%, 09/15/2035	73,505	71,851
Series 2005-3036, Class NE, 5.000%, 09/15/2035	86,596	83,631
Series 2005-3042, Class PZ, 5.750%, 09/15/2035	160,832	156,177
Series 2005-3052, Class WH, 5.500%, 10/15/2035	18,233	17,865
Series 2005-3059, Class ZM, 5.000%, 02/15/2035	80,665	77,812
Series 2005-3062, Class DE, 5.500%, 11/15/2035	115,801	113,467
Series 2005-3068, Class Z, 5.500%, 11/15/2035	143,872	141,706
Series 2005-3070, Class FT, 30D US SOFR + 0.46%, 11/15/2035(a)	14,056	13,865
Series 2005-3072, Class NF, 30D US SOFR + 0.61%, 11/15/2035(a)	32,825	32,177
Series 2005-3085, Class FE, 30D US SOFR + 0.91%, 08/15/2035(a)	38,014	38,030

	Principal Amount	Value (Note 2)
Series 2006-3098, Class PG, 5.000%, 01/15/2036	$56,442	$54,505
Series 2006-3122, Class OH, –%, 03/15/2036(b)	23,320	19,671
Series 2006-3123, Class HT, 5.000%, 03/15/2026	12,233	12,037
Series 2006-3136, Class KF, 30D US SOFR + 0.41%, 04/15/2036(a)	14,899	14,683
Series 2006-3137, Class XP, 6.000%, 04/15/2036	18,708	18,696
Series 2006-3143, Class BC, 5.500%, 02/15/2036	83,390	81,093
Series 2006-3145, Class FN, 30D US SOFR + 0.54%, 04/15/2036(a)	11,275	10,963
Series 2006-3148, Class CY, 6.000%, 04/15/2036	19,048	18,703
Series 2006-3153, Class UG, 30D US SOFR + 0.56%, 05/15/2036(a)	19,727	19,328
Series 2006-3154, Class PN, 5.500%, 05/15/2036	57,866	56,622
Series 2006-3201, Class FL, 30D US SOFR + 0.71%, 08/15/2036(a)	78,054	76,660
Series 2006-3202, Class HF, 30D US SOFR + 0.46%, 08/15/2036(a)	36,248	35,437
Series 2006-3203, Class ZM, 5.000%, 08/15/2036	177,496	171,436
Series 2006-3204, Class ZM, 5.000%, 08/15/2034	83,913	81,161
Series 2006-3206, Class FE, 30D US SOFR + 0.51%, 08/15/2036(a)	37,684	35,886
Series 2006-3235, Class Z, 6.500%, 11/15/2036	617,594	618,939
Series 2006-3236, Class EF, 30D US SOFR + 0.41%, 11/15/2036(a)	10,739	10,428
Series 2006-3237, Class CD, 5.500%, 09/15/2036	108,807	107,515
Series 2006-3237, Class CE, 5.500%, 11/15/2036	122,000	119,973
Series 2006-3240, Class FG, 30D US SOFR + 1.22%, 11/15/2036(a)	190,655	190,007
Series 2006-3249, Class CB, 4.250%, 12/15/2036	337,780	309,964
Series 2007-3279, Class FB, 30D US SOFR + 0.43%, 02/15/2037(a)	72,541	69,973
Series 2007-3284, Class AZ, 4.500%, 03/15/2037	23,285	21,639

See Notes to Financial Statements.

36 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2007-3301, Class FY, 30D US SOFR + 0.53%, 04/15/2037(a)	$13,984	$13,451
Series 2007-3311, Class DF, 30D US SOFR + 0.45%, 05/15/2037(a)	92,227	89,108
Series 2007-3312, Class PA, 5.500%, 05/15/2037	14,635	14,326
Series 2007-3316, Class FB, 30D US SOFR + 0.41%, 08/15/2035(a)	26,957	26,438
Series 2007-3349, Class HG, 5.500%, 07/15/2037	15,769	15,413
Series 2007-3361, Class AF, 30D US SOFR + 0.46%, 11/15/2036(a)	61,032	59,372
Series 2007-3367, Class YF, 30D US SOFR + 0.66%, 09/15/2037(a)	16,081	15,740
Series 2007-3368, Class AF, 30D US SOFR + 0.83%, 09/15/2037(a)	56,715	55,686
Series 2007-3378, Class FA, 30D US SOFR + 0.69%, 06/15/2037(a)	32,045	31,515
Series 2007-3380, Class FM, 30D US SOFR + 0.70%, 10/15/2037(a)	73,510	72,126
Series 2007-3382, Class FG, 30D US SOFR + 0.71%, 11/15/2037(a)	36,392	35,746
Series 2007-3382, Class FL, 30D US SOFR + 0.81%, 11/15/2037(a)	67,352	66,410
Series 2007-3387, Class PF, 30D US SOFR + 0.53%, 11/15/2037(a)	23,217	22,649
Series 2007-3388, Class FJ, 30D US SOFR + 0.81%, 11/15/2037(a)	103,320	101,303
Series 2008-3404, Class DC, 5.500%, 01/15/2038	285,000	279,082
Series 2008-3405, Class PE, 5.000%, 01/15/2038	41,489	39,847
Series 2008-3409, Class DB, 6.000%, 01/15/2038	155,822	155,275
Series 2008-3411, Class FL, 30D US SOFR + 0.81%, 02/15/2038(a)	16,722	16,431
Series 2008-3415, Class DF, 30D US SOFR + 0.81%, 08/15/2035(a)	78,910	77,989
Series 2008-3415, Class PC, 5.000%, 12/15/2037	29,986	28,377

	Principal Amount	Value (Note 2)
Series 2008-3415, Class TF, 30D US SOFR + 0.85%, 08/15/2035(a)	$39,083	$38,688
Series 2008-3450, Class PE, 5.000%, 05/15/2038	49,177	47,474
Series 2008-3469, Class CF, 30D US SOFR + 0.90%, 07/15/2038(a)	18,716	18,575
Series 2009-3536, Class FM, 30D US SOFR + 1.11%, 05/15/2039(a)	17,111	16,967
Series 2009-3539, Class B, 4.500%, 06/15/2029	44,000	41,804
Series 2009-3545, Class FA, 30D US SOFR + 0.96%, 06/15/2039(a)	49,109	48,393
Series 2009-3548, Class ZE, 5.500%, 12/15/2032	126,402	124,719
Series 2009-3549, Class FA, 30D US SOFR + 1.31%, 07/15/2039(a)	17,485	17,237
Series 2009-3564, Class NB, 5.000%, 08/15/2039	323,250	312,260
Series 2009-3574, Class D, 5.000%, 09/15/2039	63,749	61,113
Series 2009-3584, Class FA, 30D US SOFR + 0.81%, 12/15/2036(a)	23,385	23,206
Series 2009-3587, Class DA, 4.500%, 10/15/2039	104,448	96,558
Series 2009-3588, Class CW, 6.145%, 10/15/2037(a)	352,093	360,495
Series 2009-3604, Class PO, –%, 05/15/2036(b)	59,477	47,066
Series 2009-3605, Class BF, 30D US SOFR + 0.97%, 11/15/2039(a)	109,809	109,033
Series 2009-3606, Class ZC, 5.000%, 04/15/2036	738,627	696,545
Series 2009-3611, Class FH, 30D US SOFR + 0.86%, 07/15/2034(a)	10,400	10,312
Series 2010-3620, Class EL, 4.000%, 01/15/2030	18,888	18,198
Series 2010-3622, Class PB, 5.000%, 01/15/2040	380,018	366,825
Series 2010-3626, Class ME, 5.000%, 01/15/2040	472,133	451,998
Series 2010-3631, Class PA, 4.000%, 02/15/2040	164,531	152,872
Series 2010-3653, Class B, 4.500%, 04/15/2030	55,506	53,824
Series 2010-3656, Class PM, 5.000%, 04/15/2040	131,237	126,710
Series 2010-3662, Class PJ, 5.000%, 04/15/2040	168,673	162,891

See Notes to Financial Statements.

37 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2010-3664, Class DA, 4.000%, 11/15/2037	$76,839	$74,019
Series 2010-3704, Class DC, 4.000%, 11/15/2036	14,638	14,550
Series 2010-3747, Class PY, 4.000%, 10/15/2040	344,722	313,899
Series 2010-3747, Class CY, 4.500%, 10/15/2040	267,569	249,629
Series 2010-3762, Class WP, 4.000%, 12/15/2039	12,426	11,998
Series 2010-3770, Class GA, 4.500%, 10/15/2040	329,723	304,354
Series 2010-3770, Class JZ, 4.000%, 12/15/2040	8,178,677	7,422,623
Series 2010-3778, Class JA, 3.500%, 04/15/2040	94,633	91,310
Series 2011-3792, Class DF, 30D US SOFR + 0.51%, 11/15/2040(a)	1,178	1,178
Series 2011-3798, Class PJ, 4.000%, 01/15/2041	51,016	46,821
Series 2011-3800, Class AF, 30D US SOFR + 0.61%, 02/15/2041(a)	19,166	18,733
Series 2011-3819, Class ZQ, 6.000%, 04/15/2036	13,635	13,530
Series 2011-3822, Class FY, 30D US SOFR + 0.51%, 02/15/2033(a)	21,855	21,720
Series 2011-3825, Class BP, 4.000%, 03/15/2041	71,216	64,483
Series 2011-3830, Class NB, 4.500%, 02/15/2039	1,062	1,059
Series 2011-3843, Class PZ, 5.000%, 04/15/2041	573,759	549,547
Series 2011-3843, Class FE, 30D US SOFR + 0.66%, 04/15/2041(a)	40,069	38,768
Series 2011-3844, Class PC, 5.000%, 04/15/2041	195,000	183,301
Series 2011-3852, Class TP, 27.08% - 30D US SOFR, 05/15/2041(a)	21,721	20,980
Series 2011-3852, Class QN, 26.79% - 30D US SOFR, 05/15/2041(a)	37,314	34,191
Series 2011-3857, Class ZP, 5.000%, 05/15/2041	1,268,961	1,210,545
Series 2011-3862, Class MA, 5.000%, 04/15/2041	79,889	77,059
Series 2011-3891, Class BF, 30D US SOFR + 0.66%, 07/15/2041(a)	37,905	36,628
Series 2011-3894, Class ZA, 4.500%, 07/15/2041	348,115	323,520

	Principal Amount	Value (Note 2)
Series 2011-3905, Class BZ, 3.000%, 08/15/2041	$172,783	$109,331
Series 2011-3919, Class DL, 4.000%, 08/15/2030	298,000	268,276
Series 2011-3934, Class KB, 5.000%, 10/15/2041	549,388	519,611
Series 2011-3935, Class JZ, 4.500%, 10/15/2041	1,095,421	1,000,544
Series 2011-3939, Class AZ, 4.000%, 03/15/2041	340,085	308,262
Series 2011-3939, Class BZ, 4.500%, 06/15/2041	707,679	658,262
Series 2011-3940, Class MY, 4.000%, 10/15/2041	261,808	231,916
Series 2011-3957, Class HZ, 4.000%, 11/15/2041	604,008	545,706
Series 2011-3958, Class PJ, 4.500%, 09/15/2041	145,996	136,990
Series 2011-3959, Class MB, 4.500%, 11/15/2041	44,199	36,571
Series 2011-3963, Class JB, 4.500%, 11/15/2041	96,809	90,046
Series 2011-3968, Class LA, 4.500%, 12/15/2041	409,343	379,239
Series 2011-3969, Class JP, 4.500%, 09/15/2041	15,185	14,805
Series 2011-3978, Class CZ, 3.500%, 12/15/2041	2,216,135	1,909,916
Series 2012-3984, Class DF, 30D US SOFR + 0.66%, 01/15/2042(a)	30,936	29,914
Series 2012-3989, Class JW, 3.500%, 01/15/2042	188,521	165,661
Series 2012-3994, Class JZ, 3.500%, 02/15/2042	856,946	747,949
Series 2012-3997, Class EC, 3.500%, 02/15/2042	59,120	43,089
Series 2012-3997, Class FQ, 30D US SOFR + 0.61%, 02/15/2042(a)	37,529	36,128
Series 2012-3998, Class KG, 2.000%, 11/15/2026	18,020	17,792
Series 2012-4001, Class FM, 30D US SOFR + 0.61%, 02/15/2042(a)	25,701	24,696
Series 2012-4010, Class FC, 30D US SOFR + 1.11%, 03/15/2042(a)	239,601	226,701
Series 2012-4011, Class DB, 4.000%, 09/15/2041	188,612	170,904
Series 2012-4011, Class DC, 4.000%, 09/15/2041	193,043	174,915
Series 2012-4012, Class GC, 3.500%, 06/15/2040	24,655	23,807
Series 2012-4020, Class PG, 2.500%, 03/15/2027	5,005	4,807

See Notes to Financial Statements.

38 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2012-4037, Class CA, 3.000%, 04/15/2027	$42,576	$39,803
Series 2012-4039, Class LT, 3.500%, 05/15/2042	113,000	88,061
Series 2012-4048, Class CE, 4.000%, 05/15/2042	611,000	525,112
Series 2012-4050, Class ND, 2.500%, 09/15/2041	12,717	12,204
Series 2012-4062, Class MZ, 3.500%, 06/15/2042	456,371	387,034
Series 2012-4064, Class AY, 3.000%, 06/15/2027	64,000	61,314
Series 2012-4068, Class PE, 3.000%, 06/15/2042	327,000	272,047
Series 2012-4075, Class PB, 3.000%, 07/15/2042	35,513	30,321
Series 2012-4076, Class MV, 3.000%, 04/15/2031	69,000	66,216
Series 2012-4077, Class BE, 4.000%, 07/15/2042	130,000	106,969
Series 2012-4077, Class MA, 2.000%, 08/15/2040	35,207	34,640
Series 2012-4088, Class PB, 3.000%, 08/15/2042	129,906	109,876
Series 2012-4094, Class CW, 2.000%, 08/15/2042	180,676	138,456
Series 2012-4097, Class CU, 1.500%, 08/15/2027	25,000	22,077
Series 2012-4097, Class UF, 30D US SOFR + 0.46%, 08/15/2032(a)	47,519	47,444
Series 2012-4101, Class QN, 3.500%, 09/15/2042	378,577	326,514
Series 2012-4102, Class CB, 2.000%, 09/15/2042	150,000	119,712
Series 2012-4104, Class AJ, 1.500%, 09/15/2027	14,771	13,877
Series 2012-4116, Class YB, 2.500%, 05/15/2042	132,000	99,867
Series 2012-4120, Class TC, 1.500%, 10/15/2027	6,181	5,790
Series 2012-4122, Class BA, 2.747%, 05/15/2040(a)(c)	140,591	122,443
Series 2012-4133, Class TA, 3.000%, 11/15/2042	308,106	226,871
Series 2012-4141, Class PL, 2.500%, 12/15/2042	219,000	129,480
Series 2013-4160, Class HB, 2.500%, 12/15/2032	14,094	12,164
Series 2013-4161, Class LT, 2.500%, 08/15/2042	301,350	251,190
Series 2013-4170, Class FW, 30D US SOFR + 1.06%, 01/15/2033(a)	15,541	14,836
Series 2013-4171, Class MN, 3.000%, 02/15/2043	103,000	69,563

	Principal Amount	Value (Note 2)
Series 2013-4176, Class YD, 3.000%, 03/15/2043	$50,000	$37,196
Series 2013-4183, Class ME, 2.000%, 02/15/2042	380,756	350,236
Series 2013-4185, Class PB, 3.000%, 03/15/2043	450,000	394,156
Series 2013-4203, Class DJ, 2.500%, 04/15/2033	37,380	35,257
Series 2013-4204, Class QP, 3.000%, 05/15/2043	113,000	83,699
Series 2013-4218, Class DG, 2.500%, 07/15/2042	114,974	99,310
Series 2013-4220, Class EH, 2.500%, 06/15/2028	19,616	18,848
Series 2013-4231, Class FD, 30D US SOFR + 0.46%, 10/15/2032(a)	10,393	10,371
Series 2013-4246, Class PB, 4.000%, 09/15/2043	493,003	396,661
Series 2013-4265, Class FD, 30D US SOFR + 0.51%, 01/15/2035(a)	50,742	49,341
Series 2013-4283, Class EW, 4.500%, 12/15/2043(a)	188,419	176,025
Series 2014-4293, Class NM, 4.500%, 06/15/2043	22,358	21,344
Series 2014-4294, Class PF, 30D US SOFR + 0.51%, 01/15/2044(a)	11,483	10,923
Series 2014-4319, Class PM, 3.000%, 03/15/2043	55,123	51,946
Series 2014-4320, Class AP, 3.500%, 07/15/2039	131,789	124,438
Series 2014-4324, Class AY, 3.000%, 04/15/2029	568,738	517,068
Series 2014-4368, Class GZ, 4.125%, 06/15/2041(d)	1,552,314	1,461,909
Series 2014-4370, Class PC, 2.500%, 09/15/2041	16,326	15,667
Series 2014-4403, Class CZ, 3.000%, 10/15/2044	150,873	72,381
Series 2014-4419, Class DC, 3.000%, 12/15/2044	240,000	172,584
Series 2015-4457, Class KZ, 3.000%, 04/15/2045	76,132	63,644
Series 2015-4459, Class CA, 5.000%, 12/15/2034	14,663	14,301
Series 2015-4461, Class EA, 2.000%, 07/15/2037	77,112	72,621
Series 2015-4498, Class JA, 2.500%, 04/15/2037	105,180	90,682
Series 2015-4508, Class UZ, 3.000%, 07/15/2043	53,906	38,783
Series 2015-4531, Class PA, 3.500%, 05/15/2043	9,841	9,670

See Notes to Financial Statements.

39 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2016-4555, Class CP, 3.000%, 04/15/2045	$387,466	$350,019
Series 2016-4564, Class QA, 3.000%, 07/15/2029	34,898	34,073
Series 2016-4582, Class PA, 3.000%, 11/15/2045	118,172	103,290
Series 2016-4583, Class UP, 3.000%, 07/15/2045	149,068	130,218
Series 2016-4590, Class AK, 3.500%, 08/15/2027	68,374	66,494
Series 2016-4601, Class CZ, 3.000%, 12/15/2045	110,594	57,685
Series 2016-4613, Class AF, 30D US SOFR + 1.21%, 11/15/2037(a)	86,643	85,583
Series 2016-4629, Class KB, 3.000%, 11/15/2046	1,000,000	766,032
Series 2016-4639, Class HZ, 3.250%, 04/15/2053(d)	1,093,061	758,892
Series 2017-4656, Class EZ, 4.000%, 02/15/2047	326,257	282,429
Series 2017-4661, Class HA, 3.000%, 05/15/2043	92,670	90,637
Series 2017-4664, Class UE, 3.000%, 05/15/2043	20,520	20,301
Series 2017-4670, Class TY, 3.000%, 03/15/2047	346,000	248,867
Series 2017-4672, Class QD, 3.000%, 08/15/2045	31,163	29,780
Series 2017-4680, Class PA, 3.000%, 03/15/2046	103,143	91,433
Series 2017-4680, Class YE, 2.500%, 12/15/2041	137,426	135,813
Series 2017-4707, Class Z, 4.000%, 08/15/2047	122,806	64,150
Series 2017-4710, Class PA, 3.000%, 04/15/2045	108,908	100,472
Series 2017-4714, Class MY, 3.500%, 08/15/2047	1,000,000	842,162
Series 2017-4736, Class CL, 3.000%, 12/15/2047	154,734	116,376
Series 2017-4748, Class GA, 3.000%, 01/15/2045	48,538	46,032
Series 2018-4767, Class Z, 3.000%, 12/15/2047	36,737	17,442
Series 2018-4773, Class DZ, 4.000%, 04/15/2048	173,579	155,104
Series 2018-4787, Class PY, 4.000%, 05/15/2048	44,531	39,103
Series 2018-4808, Class DG, 3.500%, 09/15/2045	807,421	778,959
Series 2018-4813, Class CJ, 3.000%, 08/15/2048	194,046	160,635
Series 2018-4818, Class CA, 3.000%, 04/15/2048	363,782	305,281

	Principal Amount	Value (Note 2)
Series 2018-4821, Class VA, 4.000%, 10/15/2029	$76,293	$74,884
Series 2018-4821, Class YZ, 4.000%, 02/15/2042	1,597,895	1,266,471
Series 2018-4821, Class ZM, 3.500%, 05/15/2048	359,681	299,812
Series 2018-4839, Class AE, 4.000%, 04/15/2051	237,943	215,942
Series 2018-4846, Class PA, 4.000%, 06/15/2047	5,888	5,716
Series 2018-4857, Class HM, 3.500%, 11/15/2046	88,958	85,447
Series 2019-4863, Class AJ, 3.500%, 07/15/2038	46,256	41,648
Series 2019-4863, Class H, 7.000%, 03/15/2049	128,199	130,366
Series 2019-4896, Class BD, 3.500%, 07/25/2049	1,062,753	810,398
Series 2019-4911, Class HG, 2.250%, 04/15/2049	1,776,408	1,405,871
Series 2019-4926, Class BP, 3.000%, 10/25/2049	555,574	448,562
Series 2019-4942, Class A, 3.000%, 01/25/2049	100,645	88,952
Series 2020-4954, Class LZ, 2.500%, 02/25/2050	122,127	44,841
Series 2020-4961, Class JB, 2.500%, 12/15/2042	140,829	120,324
Series 2020-4989, Class FA, 30D US SOFR + 0.46%, 08/15/2040(a)	129,043	123,846
Series 2020-4989, Class FB, 30D US SOFR + 0.46%, 10/15/2040(a)	123,684	118,343
Series 2020-5000, Class HZ, 1.500%, 08/25/2050	247,783	92,016
Series 2020-5007, Class PY, 1.500%, 08/25/2050	218,000	77,171
Series 2020-5013, Class NH, 1.000%, 09/25/2050	173,580	74,890
Series 2020-5014, Class BP, 1.250%, 09/25/2040	241,095	197,110
Series 2020-5039, Class ZK, 2.500%, 11/25/2050	149,814	59,600
Series 2020-5049, Class JZ, 2.000%, 11/25/2050	140,017	46,017
Series 2020-5049, Class WB, 0.750%, 12/25/2050	368,865	263,664
Series 2020-5068, Class UB, 0.500%, 01/25/2051	109,000	50,548
Series 2021-5080, Class CA, 2.000%, 02/25/2051	864,862	422,104
Series 2021-5083, Class MA, 2.000%, 03/25/2051	612,856	289,895
Series 2021-5085, Class HA, 1.500%, 03/25/2051	147,217	68,837

See Notes to Financial Statements.

40 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2021-5092, Class BC, 2.500%, 06/25/2036	$32,359	$31,307
Series 2021-5103, Class LQ, 1.500%, 04/25/2050	199,879	89,530
Series 2021-5103, Class LM, 1.500%, 05/25/2041	119,098	56,776
Series 2021-5119, Class LM, 1.500%, 05/25/2041	202,779	93,445
Series 2021-5121, Class KE, 1.500%, 06/25/2051	301,427	127,587
Series 2021-5129, Class KC, 1.500%, 11/25/2049	153,543	126,891
Series 2021-5144, Class PC, 1.500%, 09/25/2051	392,260	308,789
Series 2021-5156, Class EC, 1.500%, 10/25/2051	434,993	165,620
Series 2021-5171, Class KY, 1.750%, 12/25/2051	172,000	71,441
Series 2021-5174, Class TQ, 2.000%, 08/25/2051	517,545	407,902
Series 2021-5178, Class LY, 1.500%, 12/25/2051	178,029	61,884
Series 2021-5182, Class M, 2.500%, 05/25/2049	371,756	305,394
Series 2022-5189, Class PG, 2.500%, 09/25/2051	100,974	84,996
Series 2022-5198, Class ZM, 3.000%, 02/25/2052	624,396	427,173
Series 2022-5200, Class WK, 2.500%, 03/25/2052	217,000	123,816
Series 2022-5201, Class CA, 2.500%, 07/25/2048	710,094	598,194
Series 2022-5207, Class CZ, 3.500%, 03/25/2052	365,783	173,302
Series 2022-5208, Class AL, 2.500%, 04/25/2042	1,386,302	899,450
Series 2022-5224, Class HL, 4.000%, 04/25/2052	1,700,000	1,393,266
Series 2022-5230, Class PE, 2.000%, 12/25/2051	600,000	427,345
Series 2022-5234, Class PH, 3.500%, 04/25/2051	892,613	815,743
		60,135,967
Freddie Mac Strips
Series 2013-299, Class 300, 3.000%, 01/15/2043	168,260	145,529
Series 2013-300, Class 300, 3.000%, 01/15/2043	134,108	114,808
		260,337
Freddie Mac Structured Pass-Through Certificates
Series 2001-32, Class A1, 1M US SOFR + 0.37%, 08/25/2031(a)	82,407	83,008
Series 2002-41, Class 3A, 4.381%, 07/25/2032(a)	2,016,669	1,832,812

	Principal Amount	Value (Note 2)
Series 2003-55, Class 1A3A, 30D US SOFR + 0.51%, 03/25/2043(a)	$270,346	$268,926
		2,184,746
Ginnie Mae
Series 2003-76, Class TG, 5.500%, 09/20/2033	145,113	144,076
Series 2003-98, Class FY, 1M US SOFR + 0.46%, 09/20/2033(a)	17,087	17,042
Series 2004-1, Class TE, 5.000%, 06/20/2033	22,385	21,854
Series 2004-15, Class AY, 5.500%, 02/20/2034	156,941	155,166
Series 2004-22, Class AZ, 5.500%, 04/20/2034	166,185	164,277
Series 2004-26, Class ED, 5.500%, 04/16/2034	63,192	62,497
Series 2004-34, Class QL, 5.500%, 05/16/2034	135,625	134,481
Series 2004-55, Class MC, 5.500%, 07/20/2034	39,329	38,900
Series 2004-7, Class Z, 5.500%, 01/16/2034	1,477,898	1,446,944
Series 2004-87, Class BC, 4.500%, 10/20/2034	12,544	12,275
Series 2005-11, Class PL, 5.000%, 02/20/2035	29,995	29,286
Series 2005-13, Class NB, 5.000%, 02/20/2035	10,994	10,711
Series 2005-13, Class BG, 5.000%, 02/20/2035	172,189	167,780
Series 2005-3, Class QB, 5.000%, 01/16/2035	59,781	58,706
Series 2005-3, Class OC, 5.000%, 01/20/2035	159,698	156,024
Series 2005-3, Class JM, 4.750%, 01/20/2035	48,947	47,336
Series 2005-3, Class JL, 5.000%, 12/16/2034	73,230	71,069
Series 2005-44, Class GZ, 5.000%, 07/20/2035	109,655	107,219
Series 2005-45, Class BF, 1M US SOFR + 0.41%, 06/20/2035(a)	33,983	33,120
Series 2005-49, Class B, 5.500%, 06/20/2035	73,529	72,562
Series 2005-51, Class DC, 5.000%, 07/20/2035	113,407	113,280
Series 2005-56, Class BD, 5.000%, 07/20/2035	39,043	37,706
Series 2005-56, Class JA, 5.000%, 05/17/2035	12,029	11,700
Series 2005-69, Class WD, 5.000%, 05/18/2035	40,949	39,918

See Notes to Financial Statements.

41 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2005-73, Class PH, 5.000%, 09/20/2035	$107,981	$105,679
Series 2005-92, Class PB, 6.000%, 12/20/2035	149,398	149,651
Series 2006-10, Class PB, 5.500%, 03/20/2036	247,821	244,076
Series 2006-38, Class OH, 6.500%, 08/20/2036	26,625	26,553
Series 2007-18, Class B, 5.500%, 05/20/2035	72,163	70,859
Series 2007-18, Class PH, 5.500%, 03/20/2035	137,000	135,245
Series 2007-35, Class TE, 6.000%, 06/20/2037	98,458	98,423
Series 2007-35, Class NE, 6.000%, 06/16/2037	46,441	46,296
Series 2007-40, Class FY, 1M US SOFR + 0.44%, 07/16/2037(a)	32,572	31,969
Series 2007-44, Class PH, 6.000%, 07/20/2037	114,846	114,918
Series 2007-57, Class Z, 5.500%, 10/20/2037	818,060	819,313
Series 2007-6, Class LE, 5.500%, 02/20/2037	248,325	245,325
Series 2007-7, Class PG, 5.000%, 02/16/2037	24,152	23,296
Series 2007-79, Class FC, 1M US SOFR + 0.55%, 12/20/2037(a)	116,652	115,814
Series 2008-13, Class FB, 1M US SOFR + 0.61%, 02/20/2038(a)	22,729	22,431
Series 2008-20, Class CE, 5.500%, 06/16/2037	214,480	212,732
Series 2008-31, Class PC, 5.500%, 04/20/2038	46,083	45,422
Series 2008-33, Class PB, 5.500%, 04/20/2038	132,678	131,555
Series 2008-37, Class L, 6.000%, 04/20/2038	38,153	38,026
Series 2008-38, Class PN, 5.500%, 05/20/2038	39,306	38,887
Series 2008-38, Class PL, 5.500%, 05/20/2038	204,376	200,339
Series 2008-38, Class BG, 5.000%, 05/16/2038	76,164	74,338
Series 2008-40, Class PL, 5.250%, 05/16/2038	118,000	115,225
Series 2008-41, Class PE, 5.500%, 05/20/2038	66,491	65,088
Series 2008-43, Class NB, 5.500%, 05/20/2038	130,121	128,449
Series 2008-47, Class ML, 5.250%, 06/16/2038	25,476	24,795

	Principal Amount	Value (Note 2)
Series 2008-49, Class PB, 4.750%, 06/20/2038	$27,017	$26,322
Series 2008-50, Class KB, 6.000%, 06/20/2038	214,633	212,712
Series 2008-51, Class PH, 5.250%, 06/20/2038	40,012	38,728
Series 2008-51, Class FG, 1M US SOFR + 0.88%, 06/16/2038(a)	75,551	75,148
Series 2008-55, Class PL, 5.500%, 06/20/2038	29,978	29,742
Series 2008-58, Class PE, 5.500%, 07/16/2038	78,898	77,435
Series 2008-60, Class JP, 5.500%, 07/20/2038	220,000	216,540
Series 2008-60, Class JN, 5.500%, 07/20/2038	112,593	111,167
Series 2008-65, Class PG, 6.000%, 08/20/2038	204,612	202,616
Series 2008-66, Class FN, 1M US SOFR + 1.06%, 08/20/2038(a)	49,974	50,015
Series 2008-7, Class PQ, 5.000%, 02/20/2038	89,585	87,229
Series 2008-76, Class QE, 5.750%, 09/20/2038	58,000	57,284
Series 2008-77, Class FC, 1M US SOFR + 0.81%, 09/20/2038(a)	57,015	56,685
Series 2008-85, Class PG, 5.250%, 10/20/2038	31,692	31,584
Series 2008-89, Class JD, 6.000%, 08/20/2038	44,381	43,964
Series 2008-89, Class JC, 5.500%, 08/20/2038	38,209	37,771
Series 2008-9, Class FA, 1M US SOFR + 0.61%, 02/20/2038(a)	15,619	15,482
Series 2009-1, Class FA, 1M US SOFR + 1.16%, 01/20/2039(a)	65,713	65,915
Series 2009-10, Class PH, 4.500%, 02/20/2039	27,757	26,286
Series 2009-10, Class NB, 5.000%, 02/16/2039	72,484	69,837
Series 2009-118, Class PY, 5.000%, 12/16/2039	18,255	17,498
Series 2009-12, Class NB, 5.000%, 03/20/2039	51,433	50,167
Series 2009-13, Class E, 4.500%, 03/16/2039	90,620	85,957
Series 2009-15, Class FM, 1M US SOFR + 1.15%, 03/20/2039(a)	62,863	62,994
Series 2009-24, Class WB, 5.000%, 03/20/2039	209,956	205,872

See Notes to Financial Statements.

42 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2009-32, Class ZA, 5.500%, 05/20/2039	$319,058	$313,076
Series 2009-40, Class AD, 4.500%, 06/20/2039	309,000	282,589
Series 2009-47, Class LT, 5.000%, 06/20/2039	108,114	105,222
Series 2009-55, Class FN, 1M US SOFR + 1.11%, 07/20/2039(a)	22,720	22,761
Series 2009-58, Class PA, 4.500%, 07/20/2039	73,822	69,465
Series 2009-61, Class AP, 4.000%, 08/20/2039	35,386	33,479
Series 2009-61, Class MP, 5.000%, 08/20/2039	32,204	31,148
Series 2009-69, Class PH, 5.500%, 08/16/2039	92,000	88,298
Series 2009-75, Class GZ, 4.500%, 09/20/2039	89,856	85,717
Series 2009-76, Class XA, 5.500%, 09/16/2039	425,664	413,206
Series 2009-76, Class JB, 4.500%, 07/20/2039	20,998	20,651
Series 2009-77, Class KJ, 5.000%, 09/20/2039	108,292	103,795
Series 2009-83, Class TF, 1M US SOFR + 1.01%, 08/20/2039(a)	38,000	37,947
Series 2009-94, Class FA, 1M US SOFR + 0.81%, 10/16/2039(a)	70,016	69,371
Series 2010-103, Class WA, 5.677%, 08/20/2034(a)	231,724	229,895
Series 2010-105, Class BH, 3.000%, 01/16/2040	70,884	65,620
Series 2010-111, Class FA, 1M US SOFR + 0.46%, 09/20/2040(a)	42,897	41,867
Series 2010-134, Class YL, 4.500%, 10/20/2040	101,000	90,913
Series 2010-14, Class A, 4.500%, 06/16/2039	13,394	13,278
Series 2010-14, Class HA, 4.500%, 02/16/2040	126,167	121,066
Series 2010-147, Class PG, 3.500%, 05/20/2040	49,719	47,686
Series 2010-157, Class OP, –%, 12/20/2040(b)	9,001	7,246
Series 2010-167, Class WL, 4.500%, 09/20/2040	764,000	713,787
Series 2010-169, Class JZ, 4.000%, 12/20/2040	200,306	179,821
Series 2010-19, Class GW, 4.750%, 02/20/2040	108,305	94,285

	Principal Amount	Value (Note 2)
Series 2010-62, Class AF, 1M US SOFR + 0.56%, 04/16/2034(a)	$15,915	$15,894
Series 2010-76, Class NC, 4.500%, 06/20/2040	113,194	102,776
Series 2010-84, Class YB, 4.000%, 07/20/2040	19,993	18,337
Series 2010-H01, Class FA, 1M US SOFR + 0.93%, 01/20/2060(a)	18,784	18,776
Series 2010-H10, Class FC, 1M US SOFR + 1.11%, 05/20/2060(a)	109,661	109,834
Series 2010-H20, Class AF, 1M US SOFR + 0.44%, 10/20/2060(a)	124,920	124,148
Series 2010-H22, Class FE, 1M US SOFR + 0.46%, 05/20/2059(a)	1,467	1,457
Series 2010-H27, Class FA, 1M US SOFR + 0.49%, 12/20/2060(a)	39,841	39,606
Series 2011-100, Class MY, 4.000%, 07/20/2041	151,143	140,097
Series 2011-128, Class MD, 4.000%, 10/20/2040	123,886	120,100
Series 2011-137, Class WA, 5.592%, 07/20/2040(a)	101,376	100,445
Series 2011-18, Class PA, 4.000%, 08/20/2040	25,234	24,780
Series 2011-59, Class QC, 4.000%, 12/20/2040	201,246	191,039
Series 2011-66, Class UA, 4.000%, 05/16/2041	148,383	128,438
Series 2011-71, Class ZC, 5.500%, 07/16/2034	178,194	175,563
Series 2011-97, Class WA, 6.110%, 11/20/2038(a)	33,352	33,492
Series 2011-H01, Class AF, 1M US SOFR + 0.56%, 11/20/2060(a)	113,579	113,125
Series 2011-H11, Class FA, 1M US SOFR + 0.61%, 03/20/2061(a)	125,014	124,490
Series 2011-H11, Class FB, 1M US SOFR + 0.61%, 04/20/2061(a)	57,675	57,431
Series 2011-H15, Class FA, 1M US SOFR + 0.56%, 06/20/2061(a)	31,272	31,112
Series 2012-108, 2.500%, 09/20/2042	149,000	108,292
Series 2012-116, Class BY, 3.000%, 09/16/2042	242,000	176,402
Series 2012-127, Class PG, 1.750%, 09/16/2042	142,166	121,371

See Notes to Financial Statements.

43 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2012-32, Class PE, 3.500%, 03/16/2042	$117,000	$97,018
Series 2012-38, Class PL, 3.250%, 01/20/2041	39,032	37,903
Series 2012-39, Class GA, 3.000%, 10/16/2040	12,692	11,816
Series 2012-51, Class VM, 3.500%, 04/16/2025	41,816	40,788
Series 2012-56, Class HZ, 3.500%, 06/20/2040	1,295,517	1,082,860
Series 2012-68, Class GE, 3.000%, 05/20/2042	4,247	3,037
Series 2012-76, Class GF, 1M US SOFR + 0.41%, 06/16/2042(a)	22,983	22,505
Series 2012-84, Class TB, 2.500%, 07/20/2042	390,245	290,839
Series 2012-H08, Class FC, 1M US SOFR + 0.68%, 04/20/2062(a)	287,624	286,544
Series 2012-H14, Class FK, 1M US SOFR + 0.69%, 07/20/2062(a)	60,779	60,519
Series 2012-H20, Class PT, 6.180%, 07/20/2062(a)	39,264	39,119
Series 2012-H24, Class FE, 1M US SOFR + 0.71%, 10/20/2062(a)	1,465	1,430
Series 2013-100, Class MA, 3.500%, 02/20/2043	34,333	32,660
Series 2013-115, Class PM, 4.000%, 08/20/2043	400,000	353,118
Series 2013-169, Class EZ, 3.250%, 11/16/2043	110,375	87,074
Series 2013-22, Class GB, 2.500%, 08/20/2042	115,781	98,521
Series 2013-41, Class MY, 3.000%, 03/20/2043	275,000	233,236
Series 2013-54, Class WA, 4.907%, 11/20/2042(a)	389,597	367,338
Series 2013-6, 3.000%, 01/20/2043	104,000	79,996
Series 2013-69, Class NA, 2.000%, 09/20/2042	171,915	141,043
Series 2013-70, Class LA, 1.000%, 05/20/2043	107,070	83,897
Series 2013-93, Class CA, 6.000%, 06/20/2043	1,025,900	1,026,314
Series 2013-98, Class KF, 1M US SOFR + 0.41%, 11/20/2041(a)	9,358	9,260
Series 2013-99, Class MF, 1M US SOFR + 0.41%, 07/20/2043(a)	62,470	60,044
Series 2013-H01, Class FA, 1.650%, 01/20/2063	85	74

	Principal Amount	Value (Note 2)
Series 2013-H04, Class BA, 1.650%, 02/20/2063	$1,579	$1,408
Series 2013-H07, Class GA, 1M US SOFR + 0.58%, 03/20/2063(a)	62,003	61,616
Series 2013-H09, Class HA, 1.650%, 04/20/2063	5,100	4,690
Series 2013-H18, Class EA, 1M US SOFR + 0.61%, 07/20/2063(a)	19,473	19,404
Series 2014-118, 4.000%, 08/20/2044	484,791	433,015
Series 2014-119, Class ZK, 3.500%, 08/16/2044	1,102,095	917,445
Series 2014-32, Class DA, 3.500%, 02/20/2044	101,590	79,028
Series 2014-53, Class JM, 6.994%, 04/20/2039(a)	168,323	171,310
Series 2014-98, Class HE, 3.000%, 07/20/2044	53,984	39,121
Series 2014-98, Class ZP, 3.000%, 07/16/2044	236,952	160,559
Series 2014-H10, Class TA, 1M US SOFR + 0.71%, 04/20/2064(a)	309,927	308,614
Series 2014-H15, Class FA, 1M US SOFR + 0.61%, 07/20/2064(a)	20,067	19,949
Series 2014-H16, Class FL, 1M US SOFR + 0.58%, 07/20/2064(a)	363,712	359,580
Series 2014-H19, Class HA, 3.000%, 09/20/2064	170,916	167,459
Series 2015-100, Class PD, 3.000%, 07/20/2045	208,200	180,942
Series 2015-190, Class LE, 3.500%, 06/20/2045	8,638	8,416
Series 2015-56, Class LB, 1.500%, 04/16/2040	39,116	38,842
Series 2015-63, Class KA, 3.000%, 04/20/2040	33,494	25,477
Series 2015-84, Class QA, 3.500%, 06/20/2045	230,551	204,049
Series 2015-91, Class QA, 2.954%, 05/20/2045(a)	1,441,529	1,144,397
Series 2015-H09, Class FA, 1M US SOFR + 0.73%, 04/20/2065(a)	217,204	214,490
Series 2015-H12, Class FB, 1M US SOFR + 0.71%, 05/20/2065(a)	69,756	69,159
Series 2015-H15, Class FC, 1M US SOFR + 0.69%, 06/20/2065(a)	103,784	102,731

See Notes to Financial Statements.

44 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2015-H22, Class FC, 1M US SOFR + 0.71%, 09/20/2065(a)	$41,235	$40,827
Series 2015-H26, Class FA, 1M US SOFR + 0.63%, 10/20/2065(a)	47,413	47,163
Series 2015-H26, Class FG, 1M US SOFR + 0.63%, 10/20/2065(a)	233,621	231,096
Series 2015-H27, Class FA, 1M US SOFR + 0.86%, 09/20/2065(a)	2,169,086	2,155,137
Series 2015-H29, Class FA, 1M US SOFR + 0.81%, 10/20/2065(a)	2,528	2,504
Series 2015-H30, Class FE, 1M US SOFR + 0.71%, 11/20/2065(a)	46,995	46,812
Series 2015-H31, Class FT, 1M US SOFR + 0.76%, 11/20/2065(a)	26,465	26,421
Series 2015-H32, Class FH, 1M US SOFR + 0.77%, 12/20/2065(a)	160,932	160,464
Series 2016-116, Class GV, 3.000%, 05/20/2026	29,135	27,804
Series 2016-120, Class KA, 2.000%, 09/20/2046	4,738	3,594
Series 2016-136, Class PJ, 3.500%, 01/20/2046	192,214	147,491
Series 2016-136, Class MY, 2.500%, 10/20/2046	100,000	57,417
Series 2016-163, Class B, 3.000%, 10/20/2046	119,000	80,094
Series 2016-19, Class AC, 3.000%, 02/20/2046	259,000	193,639
Series 2016-46, Class Z, 3.000%, 04/20/2046	121,441	74,338
Series 2016-82, Class BA, 3.000%, 09/20/2045	43,450	41,397
Series 2016-H06, Class FC, 1M US SOFR + 1.03%, 02/20/2066(a)	125,595	124,878
Series 2016-H08, Class FT, 1M US SOFR + 0.83%, 02/20/2066(a)	104,427	104,304
Series 2016-H11, Class F, 1M US SOFR + 0.91%, 05/20/2066(a)	3,452,261	3,425,094
Series 2016-H13, Class FT, 1M US SOFR + 0.69%, 05/20/2066(a)	10,799	10,770
Series 2016-H14, Class FA, 1M US SOFR + 0.91%, 06/20/2066(a)	542,119	538,921

	Principal Amount	Value (Note 2)
Series 2016-H15, Class FA, 1M US SOFR + 0.91%, 07/20/2066(a)	$1,521,758	$1,513,508
Series 2016-H17, Class FK, 1M US SOFR + 0.96%, 07/20/2066(a)	59,091	58,734
Series 2016-H17, Class FC, 1M US SOFR + 0.94%, 08/20/2066(a)	196,597	195,417
Series 2016-H17, Class HA, 2.250%, 03/20/2066	196,183	187,977
Series 2016-H20, Class PT, 6.323%, 09/20/2066(a)	483,016	492,557
Series 2016-H23, Class F, 1M US SOFR + 0.86%, 10/20/2066(a)	169,252	169,080
Series 2016-H23, Class PT, 6.012%, 09/20/2066(a)	330,916	335,452
Series 2016-H24, Class FG, 1M US SOFR + 0.86%, 10/20/2066(a)	504,344	500,644
Series 2016-H26, Class FC, 1M US SOFR + 1.11%, 12/20/2066(a)	106,239	105,793
Series 2017-150, Class JE, 3.000%, 07/20/2047	58,166	51,478
Series 2017-170, Class MC, 2.500%, 10/20/2047	55,345	46,646
Series 2017-36, Class MJ, 3.000%, 03/20/2047	35,111	28,918
Series 2017-56, Class AZ, 3.000%, 04/20/2047	116,074	85,746
Series 2017-73, Class JT, 2.750%, 09/20/2046	805	800
Series 2017-80, Class LO, –%, 05/20/2047(b)	116,774	80,601
Series 2017-80, Class BJ, 3.000%, 03/20/2047	87,787	76,214
Series 2017-H06, Class FE, 1M US SOFR + 0.66%, 02/20/2067(a)	71,770	71,441
Series 2017-H14, Class FD, 1M US SOFR + 0.58%, 06/20/2067(a)	101,987	100,713
Series 2017-H15, Class FC, 1M US SOFR + 0.58%, 06/20/2067(a)	208,725	207,558
Series 2017-H16, Class PT, 4.884%, 05/20/2066(a)	18,998	18,628
Series 2017-H17, Class FG, 1M US SOFR + 0.61%, 08/20/2067(a)	23,623	23,506
Series 2017-H22, Class FH, 1Y US SOFR + 0.94%, 11/20/2067(a)	249,179	247,303

See Notes to Financial Statements.

45 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2018-131, Class QA, 3.000%, 12/20/2047	$261,489	$226,011
Series 2018-160, Class AD, 3.500%, 02/20/2048	235,487	210,429
Series 2018-36, Class CZ, 4.000%, 03/20/2048	277,720	214,057
Series 2018-37, Class C, 2.500%, 01/20/2046	146,540	130,414
Series 2018-H07, Class FD, 1M US SOFR + 0.41%, 05/20/2068(a)	130,798	130,477
Series 2018-H09, Class FA, 1Y US SOFR + 1.22%, 04/20/2068(a)	423,207	415,802
Series 2019-1, Class EY, 4.000%, 10/20/2048	1,066,499	879,994
Series 2019-103, Class EK, 4.000%, 04/20/2049	2,921,162	2,563,106
Series 2019-111, Class TE, 2.000%, 09/20/2049	43,705	34,074
Series 2019-128, Class AL, 2.500%, 10/20/2049	300,000	180,743
Series 2019-15, Class A, –%, 07/20/2048(a)(b)	300,226	161,655
Series 2019-18, Class HD, 3.500%, 02/20/2049	165,000	134,664
Series 2019-36, Class PD, 3.000%, 02/20/2049	259,011	218,124
Series 2019-61, Class K, 3.500%, 07/20/2048	4,669	4,633
Series 2019-H01, Class FT, 1M US SOFR + 0.51%, 10/20/2068(a)	83,663	83,385
Series 2019-H04, Class BA, 3.000%, 01/20/2069	110,667	106,989
Series 2019-H05, Class FT, 1Y US TI + 0.43%, 04/20/2069(a)	58,480	58,463
Series 2019-H08, Class FM, 1M US SOFR + 0.76%, 05/20/2069(a)	1,810,056	1,758,687
Series 2020-122, Class GZ, 3.000%, 08/20/2050	257,290	118,770
Series 2020-125, Class GC, 2.500%, 08/20/2050	21,629	17,075
Series 2020-125, Class GA, 2.500%, 03/20/2050	341,560	277,644
Series 2020-127, Class LZ, 1.500%, 08/20/2050	561,009	169,074
Series 2020-134, Class ZU, 3.000%, 09/20/2050	111,279	45,945
Series 2020-148, Class ZP, 2.000%, 10/20/2050	226,160	74,017
Series 2020-149, Class LU, 1.000%, 10/20/2050	199,997	75,007

	Principal Amount	Value (Note 2)
Series 2020-153, Class MP, 2.500%, 10/20/2050	$322,386	$252,655
Series 2020-153, Class ML, 2.500%, 10/20/2050	303,201	239,973
Series 2020-187, Class KZ, 2.000%, 12/20/2050	164,029	50,113
Series 2020-32, Class UM, 2.500%, 03/20/2050	1,242,799	1,009,545
Series 2020-5, Class LC, 3.500%, 10/20/2049	137,174	121,133
Series 2020-61, Class AB, 3.000%, 05/20/2048	62,471	60,275
Series 2020-62, Class PD, 3.000%, 05/20/2050	460,550	379,046
Series 2020-62, Class WD, 0.517%, 05/20/2050(a)	488,945	244,166
Series 2020-83, Class ML, 3.000%, 06/20/2050	134,343	113,541
Series 2020-98, Class CE, 3.000%, 07/20/2050	1,235,948	1,041,050
Series 2020-H01, Class FT, 1Y US TI + 0.50%, 01/20/2070(a)	50,806	50,592
Series 2020-H02, Class DA, 2.250%, 12/20/2069	138,434	132,683
Series 2020-H04, Class FP, 1M US SOFR + 0.61%, 06/20/2069(a)	224,505	222,825
Series 2020-H12, Class FE, 1M US SOFR + 1.21%, 06/20/2070(a)	961,507	967,234
Series 2020-H13, Class FA, 1M US SOFR + 0.56%, 07/20/2070(a)	189,642	183,352
Series 2021-104, Class AL, 1.500%, 06/20/2051	120,000	47,839
Series 2021-116, Class WZ, 2.000%, 07/20/2051	374,337	188,255
Series 2021-116, Class LZ, 2.500%, 07/20/2051	332,508	164,139
Series 2021-142, Class PZ, 0.750%, 08/20/2051	304,913	144,120
Series 2021-146, Class PO, –%, 07/20/2051(b)	338,715	96,803
Series 2021-146, Class DE, 1.750%, 08/20/2051	415,662	346,776
Series 2021-158, Class GK, 2.000%, 09/20/2051	152,966	85,611
Series 2021-205, Class NK, 1.500%, 11/20/2051	215,000	140,885
Series 2021-25, Class HA, 2.000%, 02/20/2051	786,655	595,163
Series 2021-8, Class KZ, 2.000%, 01/20/2051	154,248	47,173
Series 2021-8, Class AQ, 5.000%, 01/20/2051	148,126	141,220

See Notes to Financial Statements.

46 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2021-H01, Class FA, 1M US SOFR + 1.36%, 11/20/2070(a)	$2,870,420	$2,872,799
Series 2021-H12, Class GA, 4.599%, 07/20/2071(a)	202,613	199,009
Series 2022-100, Class EB, 3.000%, 06/20/2052	1,729,475	1,198,777
Series 2022-104, Class KY, 4.500%, 06/20/2052	383,627	296,810
Series 2022-112, Class BM, 3.000%, 06/20/2052	344,718	228,853
Series 2022-126, Class BY, 3.000%, 07/20/2052	960,094	542,142
Series 2022-127, Class WC, 3.500%, 07/20/2052	329,622	195,157
Series 2022-127, Class UL, 2.000%, 07/20/2052	309,557	133,420
Series 2022-137, Class PL, 4.000%, 08/20/2052	288,633	202,131
Series 2022-20, Class KZ, 2.500%, 01/20/2052	108,646	37,451
Series 2022-212, Class DZ, 5.500%, 12/20/2052	2,582,259	2,284,785
Series 2022-44, Class KZ, 4.500%, 03/20/2052	576,542	447,398
Series 2022-51, Class HZ, 3.000%, 03/20/2052	296,930	115,787
Series 2022-68, Class MD, 3.500%, 04/20/2052	223,000	148,412
Series 2022-76, Class PA, 4.000%, 04/20/2052	878,320	814,891
Series 2022-78, Class YX, 4.500%, 01/20/2051	887,040	846,029
Series 2022-H06, Class AB, 3.719%, 07/20/2067	299,381	292,594
Series 2023-150, 6.000%, 10/20/2053	407,200	384,422
Series 2023-47, Class HZ, 5.500%, 03/20/2053	1,286,186	1,056,149
Series 2023-55, Class HB, 6.500%, 04/20/2053	3,822,002	3,644,117
Series 2023-55, Class EB, 6.000%, 04/20/2053	23,483,111	21,268,686
Series 2023-57, Class CV, 5.000%, 04/20/2034	2,089,861	1,990,467
Series 2023-59, Class GL, 6.000%, 04/20/2053	7,761,342	7,034,227
Series 2023-68, Class HB, 6.500%, 05/20/2053	10,712,834	10,274,817
		107,075,046

	Principal Amount	Value (Note 2)
Vendee Mortgage Trust 2011-2
Series 2011-2, Class DZ, 3.750%, 10/15/2041	$957,240	$853,739

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $290,605,490)		263,087,751

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.69%)

Fannie Mae-Aces
Series 2001-M1, Class D, 6.460%, 02/25/2031(a)	95,518	94,810
Series 2006-M2, Class A3F, 5.345%, 09/25/2031(a)	220,992	216,523
Series 2013-M6, Class 1AC, 3.389%, 02/25/2043(a)	10,239,975	9,215,261
Series 2016-M11, Class AL, 2.944%, 07/25/2039	435,042	369,032
Series 2018-M12, Class A1, 3.546%, 08/25/2030	1,868,663	1,801,065
Series 2018-M15, Class 1A2, 3.700%, 01/25/2036	470,000	402,408
Series 2019-M10, Class A1, 2.000%, 04/25/2030	541,664	510,160
Series 2019-M14, Class A1, 2.304%, 06/25/2029	27,005	26,248
Series 2019-M24, Class 2XA, 1.143%, 03/25/2031(a)(c)	4,221,174	234,093
Series 2020-M1, Class A2, 2.444%, 10/25/2029	300,000	255,076
Series 2020-M10, Class X1, 1.771%, 12/25/2030(a)(c)	756,521	56,121
Series 2020-M10, Class X4, 0.885%, 07/25/2032(a)(c)	46,837,071	2,030,380
Series 2020-M12, Class IO, 1.285%, 07/25/2029(a)(c)	54,561,864	2,607,168
Series 2020-M13, Class X2, 1.225%, 09/25/2030(a)(c)	7,345,275	340,305
Series 2022-M5, Class A1, 2.358%, 01/01/2034(a)	292,437	251,764
Series 2022-M5, Class A3, 2.358%, 01/01/2034(a)	1,495,000	1,125,463
Series 2022-M8, Class A2, 1.937%, 12/25/2031(a)	100,000	76,340
		19,612,217
Freddie Mac Multiclass Certificates Series 2020-P003
Series 2020-P003, Class A3, 1.956%, 09/25/2046	1,600,000	1,049,821

See Notes to Financial Statements.

47 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2016-KS07, Class A1, 2.018%, 09/25/2025	$1,984,518	$1,914,340
Series 2016-KS07, Class X, 0.615%, 09/25/2025(a)(c)	65,385,072	697,897
Series 2017-K153, Class X1, 0.275%, 10/25/2031(a)(c)	100,327,415	1,396,538
Series 2017-Q006, Class A2, 4.107%, 04/25/2028(a)	3,994,544	3,532,307
Series 2018-K154, Class X1, 0.295%, 11/25/2032(a)(c)	136,170,816	2,489,359
Series 2018-K156, Class X1, 0.070%, 06/25/2033(a)(c)	623,829,507	4,328,815
Series 2018-K158, Class X1, 0.071%, 10/25/2033(a)(c)	350,684,755	2,811,299
Series 2019-KL4F, Class A2AS, 3.683%, 10/25/2025(a)	256,000	246,110
Series 2019-KLU2, Class X1, 0.956%, 08/25/2029(a)(c)	86,135,796	3,472,199
Series 2020-Q013, Class APT2, 1.167%, 04/25/2027(a)	3,367,251	2,964,363
Series 2021-1521, Class X1, 0.980%, 08/25/2036(a)(c)	15,630,562	1,224,037
Series 2021-KLU3, Class X1, 1.936%, 01/25/2031(a)(c)	176,473,334	16,864,276
		41,941,540
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $69,377,560)		62,603,578

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (17.23%)

Fannie Mae Pool
Series 2003-386375, 4.790%, 08/01/2028	633,040	630,559
Series 2005-843080, 6.000%, 12/01/2034	112,431	111,108
Series 2006-, 6.000%, 02/01/2036	112,658	112,377
Series 2007-943003, 5.500%, 08/01/2047	76,632	72,658
Series 2009-, 4.500%, 06/01/2039	340,980	322,341
Series 2009-463331, 5.250%, 08/01/2029	501,178	498,948
Series 2009-930895, 4.500%, 03/01/2039	154,024	146,881
Series 2009-931707, 4.500%, 08/01/2039	100,109	93,778

	Principal Amount	Value (Note 2)
Series 2009-958348, 5.440%, 04/01/2027	$129,390	$127,730
Series 2009-958878, 5.750%, 07/01/2027	1,283,092	1,277,018
Series 2010-, 3.500%, 10/01/2040	307,120	259,051
Series 2011-, 6.210%, 12/01/2029	219,812	217,737
Series 2011-468477, 4.590%, 08/01/2026	387,432	379,055
Series 2011-469013, 5.470%, 08/01/2026	981,165	982,834
Series 2011-AH9290, 4.000%, 04/01/2041	31,077	27,264
Series 2012-,
3.000%, 12/01/2042	101,051	83,094
3.000%, 01/01/2043	125,103	103,770
3.040%, 12/01/2030	1,167,777	1,024,620
3.500%, 04/01/2042	56,977	48,145
Series 2012-470020, 4.200%, 01/01/2030	1,535,161	1,435,933
Series 2012-AM0279, 3.210%, 08/01/2027	283,676	261,028
Series 2012-AM1387, 3.260%, 11/01/2032	102,818	93,366
Series 2012-MA1214, 3.000%, 10/01/2042	596,393	490,266
Series 2013-,
3.000%, 01/01/2043	283,805	235,418
3.000%, 02/01/2043	361,284	297,039
3.000%, 04/01/2043	221,278	181,902
3.000%, 07/01/2043	248,578	204,338
3.000%, 08/01/2043	68,541	56,384
3.380%, 05/01/2028	256,646	237,678
4.370%, 07/01/2028	831,166	801,067
4.410%, 09/01/2028	84,641	81,325
Series 2013-AM3154, 3.250%, 05/01/2028	346,940	315,680
Series 2013-AM4329, 3.870%, 10/01/2025	189,695	183,906
Series 2013-AM4781, 4.180%, 11/01/2028	1,178,096	1,122,257
Series 2013-AM4991, 3.970%, 12/01/2025	156,030	151,361
Series 2013-AR2289, 3.000%, 02/01/2033	197,740	180,870
Series 2013-AT9663, 2.500%, 07/01/2043	446,164	345,999
Series 2013-MA1586, 3.000%, 08/01/2043	177,879	147,552
Series 2014-,
3.000%, 06/01/2053	1,131,186	909,225
3.300%, 11/01/2026	256,238	241,364
3.730%, 07/01/2034	590,106	539,566
4.060%, 03/01/2030	452,706	421,801

See Notes to Financial Statements.

48 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2014-AM4198, 3.550%, 03/01/2024	$92,444	$91,385
Series 2014-AM7274, 3.000%, 12/01/2024	6,300,000	6,086,664
Series 2015-,
3.100%, 09/01/2025	153,145	146,159
3.180%, 07/01/2035	669,004	547,466
3.390%, 07/01/2035	197,028	167,895
3.500%, 10/01/2045	1,597,860	1,413,310
3.600%, 02/01/2040	232,960	200,906
3.610%, 08/01/2030	300,000	267,443
4.000%, 01/01/2041	123,371	109,181
4.500%, 06/01/2045	139,395	127,423
Series 2015-AM8666, 2.960%, 06/01/2030	171,031	150,144
Series 2015-AM8918, 3.250%, 09/01/2030	731,000	635,677
Series 2015-AM9173, 3.110%, 06/01/2027	232,945	215,564
Series 2015-AM9288, 2.930%, 07/01/2025	5,539,681	5,287,620
Series 2016-,
3.160%, 07/01/2036(a)	1,662,203	1,337,592
6.000%, 07/01/2039	111,828	111,997
Series 2016-AL8405, 4.500%, 05/01/2041	135,112	120,761
Series 2016-AN0665, 3.070%, 02/01/2026	190,275	180,700
Series 2016-AN0774, 3.210%, 01/01/2026	169,936	162,150
Series 2016-AN2228, 2.520%, 08/01/2026	182,803	168,621
Series 2016-AN3542, 3.410%, 11/01/2046	349,713	272,737
Series 2016-AN3749, 2.520%, 12/01/2026	443,829	407,990
Series 2016-BC0943, 3.500%, 05/01/2046	262,288	226,188
Series 2017-,
2.000%, 01/01/2032	112,629	105,992
2.880%, 09/01/2027	4,738,303	4,305,242
3.010%, 07/01/2027	258,295	237,821
3.160%, 07/01/2027	147,231	136,064
3.170%, 01/01/2029	190,311	169,319
3.200%, 01/01/2029	145,614	131,704
3.210%, 11/01/2032	100,000	81,638
3.235%, 02/01/2032	136,967	117,642
3.350%, 01/01/2029	192,155	178,419
3.450%, 03/01/2029	301,989	275,283
3.500%, 06/01/2047	309,036	256,448
Series 2017-AN4431, 3.220%, 01/01/2027	85,000	79,510
Series 2017-AN4469, 3.640%, 01/01/2029	668,477	615,559
Series 2017-AN4529, 3.620%, 01/01/2027	802,451	761,463

	Principal Amount	Value (Note 2)
Series 2017-AN4606, 3.510%, 02/01/2027	$766,999	$724,190
Series 2017-AN4833, 3.320%, 04/01/2027	95,000	88,773
Series 2017-AN5279, 3.340%, 04/01/2029	443,849	398,895
Series 2017-AN5742, 3.190%, 05/01/2030	134,125	117,919
Series 2017-AN5796, 3.030%, 06/01/2027	264,757	244,409
Series 2017-AN6304, 3.100%, 10/01/2027	275,000	251,976
Series 2017-AN6670, 3.210%, 09/01/2027	1,872,884	1,704,536
Series 2017-AN7060, 2.930%, 10/01/2027	1,780,000	1,614,874
Series 2017-AN7234, 3.010%, 12/01/2027	986,425	901,717
Series 2017-AN7384, 2.880%, 12/01/2027	47,500	43,179
Series 2017-AN7547, 3.370%, 11/01/2027	1,070,957	978,338
Series 2017-AN7823, 2.890%, 12/01/2027	235,000	213,196
Series 2017-CA0522, 3.000%, 10/01/2047	214,453	172,731
Series 2018-,
3.000%, 02/01/2033	46,283	41,224
3.000%, 04/01/2048	1,026,335	843,964
3.320%, 04/01/2028	200,000	183,177
3.430%, 03/01/2033	990,710	837,431
3.500%, 09/01/2028	130,000	119,133
3.500%, 05/01/2048	349,077	299,203
3.660%, 05/01/2033	700,000	592,127
3.740%, 07/01/2028	175,000	161,667
3.940%, 10/01/2036	322,786	275,225
4.010%, 12/01/2030	300,000	273,758
4.130%, 12/01/2030	2,000,000	1,826,596
4.500%, 09/01/2040	115,326	102,176
4.500%, 07/01/2041	260,558	243,342
4.500%, 08/01/2041	313,381	290,738
5.500%, 08/01/2048	510,164	491,058
6.000%, 08/01/2048	111,745	110,154
Series 2018-109435, 3.890%, 08/01/2028	1,848,268	1,722,780
Series 2018-387770, 3.625%, 07/01/2028	2,570,000	2,366,940
Series 2018-387853, 3.455%, 08/01/2025	225,000	215,247
Series 2018-387983, 3.630%, 08/01/2028	1,995,114	1,837,438
Series 2018-AN8272, 3.170%, 02/01/2028	100,000	91,269
Series 2018-AN8493, 3.300%, 02/01/2030	415,079	363,570

See Notes to Financial Statements.

49 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2018-AN8982, 3.440%, 05/01/2028	$1,000,000	$921,423
Series 2018-AN9038, 3.460%, 05/01/2028	135,000	124,380
Series 2018-AN924, 4.210%, 05/01/2033	536,337	507,800
Series 2018-AN9976, 3.960%, 02/01/2030	470,000	428,962
Series 2019-,
2.520%, 11/01/2029	142,190	121,661
2.820%, 10/01/2039	936,950	673,419
3.000%, 08/01/2049	71,803	59,187
3.490%, 03/01/2029	189,000	171,061
3.500%, 08/01/2048	127,363	107,734
3.710%, 04/01/2031	1,885,991	1,674,039
3.940%, 06/01/2035	2,600,000	2,187,585
4.000%, 07/01/2048	656,031	580,954
4.070%, 11/01/2026	131,901	125,812
4.500%, 08/01/2058	450,476	405,248
5.500%, 06/01/2049	186,628	179,987
6.000%, 05/01/2049	1,972,252	1,956,947
Series 2019-BI2928, 3.410%, 07/01/2027	804,571	750,205
Series 2019-BL1188, 3.480%, 02/01/2026	194,658	185,660
Series 2019-BL1300, 4.200%, 01/01/2029	1,375,000	1,289,821
Series 2019-BL1451, 3.760%, 02/01/2029	685,000	630,242
Series 2019-BL1567, 3.590%, 02/01/2029	1,775,000	1,612,850
Series 2019-BL1596, 3.480%, 03/01/2029	161,661	147,660
Series 2019-BL2356, 3.020%, 05/01/2026	165,000	154,180
Series 2019-BL2460, 3.400%, 05/01/2029	567,708	515,726
Series 2019-BL3182, 2.980%, 07/01/2029	245,364	217,163
Series 2019-BM6011, 3.284%, 11/01/2026(a)	58,155	55,323
Series 2019-BM6152, 3.500%, 06/01/2044	1,031,242	896,594
Series 2019-MA3784, 3.500%, 09/01/2049	2,437,819	1,998,655
Series 2020-,
1.400%, 11/01/2032	7,945,000	5,559,394
1.500%, 01/01/2036	707,902	589,726
2.150%, 09/01/2029	500,000	414,562
3.000%, 03/01/2050	237,926	187,346
3.500%, 04/01/2050	176,676	144,737
Series 2021-,
1.710%, 08/01/2031	751,000	564,188
3.500%, 11/01/2051	731,252	595,880
Series 2022-,
2.030%, 12/01/2028	100,000	84,153

	Principal Amount	Value (Note 2)
2.150%, 03/01/2029	$150,000	$126,834
2.400%, 03/01/2029	146,027	125,940
3.130%, 01/01/2029	147,463	132,387
3.790%, 05/01/2032	2,148,000	1,819,113
3.890%, 07/01/2032	300,000	260,806
3.910%, 06/01/2032	1,181,000	1,032,836
3.980%, 10/01/2032	700,000	608,260
4.110%, 09/01/2032	1,815,000	1,577,899
4.140%, 08/01/2032	2,038,000	1,770,577
4.240%, 07/01/2032	1,687,000	1,493,400
4.520%, 10/01/2032	1,209,000	1,070,182
5.080%, 10/01/2029	950,000	928,233
5.120%, 11/01/2032	2,979,000	2,764,870
5.250%, 10/01/2032	7,898,000	7,461,880
5.300%, 10/01/2032	8,632,000	8,184,659
5.440%, 12/01/2032	7,633,000	7,310,067
5.500%, 07/01/2042	1,153,462	1,095,242
5.500%, 11/01/2052	11,899,656	11,324,935
5.620%, 11/01/2032	2,901,983	2,813,715
5.730%, 11/01/2032	16,500,000	15,780,365
6.120%, 11/01/2032	1,678,048	1,676,201
6.500%, 11/01/2052	1,985,482	1,946,965
Series 2023-,
1.500%, 01/01/2042	4,419,816	3,311,578
4.885%, 03/01/2033	750,000	709,269
5.030%, 04/01/2028	4,957,000	4,788,985
5.500%, 02/01/2053	8,909,382	8,486,563
6.000%, 02/01/2053	1,209,192	1,180,545
6.500%, 06/01/2043	3,452,709	3,459,619
6.500%, 04/01/2053	2,158,802	2,149,715
6.500%, 05/01/2053	4,705,498	4,726,159
6.500%, 08/01/2053	10,169,302	10,176,538
		199,199,521
Freddie Mac
Series 2005-2936, Class FC, 30D US SOFR + 0.51%, 03/15/2029(a)	15,529	15,284

Freddie Mac Gold Pool
Series 2005-, 5.500%, 12/01/2035	166,841	161,125
Series 2006-, 6.000%, 01/01/2036	29,966	29,883
Series 2007-, 5.500%, 11/01/2037	58,335	55,776
Series 2012-, 3.500%, 08/01/2042	100,474	84,004
Series 2013-G80393, 5.000%, 08/20/2036	128,060	124,027
Series 2013-T65180, 3.000%, 11/01/2043	107,871	89,350
Series 2015-U49046, 4.000%, 02/01/2029	30,108	28,285
Series 2016-, 3.500%, 06/01/2046	356,534	305,136
		877,586

See Notes to Financial Statements.

50 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Freddie Mac Pool
Series 2018-,
3.000%, 05/01/2045	$279,410	$232,636
3.000%, 09/01/2045	701,794	576,829
3.000%, 12/01/2045	503,740	405,584
3.500%, 12/01/2045	55,478	46,023
4.500%, 09/01/2044	465,514	414,995
6.000%, 07/01/2048	233,299	228,593
Series 2021-, 2.190%, 06/01/2034	146,463	107,838
Series 2022-, 3.000%, 02/01/2046	3,960,415	3,245,307
Series 2023-,
4.600%, 01/01/2033	6,743,000	6,026,545
4.750%, 01/01/2033	16,673,950	15,288,008
4.900%, 01/01/2033	5,000,000	4,552,178
5.500%, 02/01/2053	10,948,292	10,396,767
6.500%, 04/01/2053	27,750,880	27,638,344
6.500%, 05/01/2053	15,113,645	15,109,078
7.000%, 01/01/2053	4,209,475	4,276,297
		88,545,022
Ginnie Mae I Pool
Series 2010-, 4.500%, 08/15/2040	321,145	297,268
Series 2013-, 3.000%, 03/15/2043	338,472	290,935
		588,203
Ginnie Mae II Pool
Series 2010-,
4.000%, 09/20/2040	80,107	70,957
4.000%, 11/20/2040	88,042	77,988
4.000%, 12/20/2040	155,461	139,046
4.500%, 08/20/2040	261,096	238,008
4.875%, 01/20/2035	130,075	120,967
1M US SOFR + 2.145%, 08/20/2060(a)	348,143	353,610
Series 2011-,
4.000%, 09/20/2041	244,748	220,649
4.000%, 10/20/2041	118,680	106,340
4.500%, 07/20/2041	93,546	85,100
Series 2012-,
3.500%, 03/20/2042	330,311	279,702
3.500%, 04/20/2042	73,111	61,909
3.500%, 05/20/2042	127,455	107,935
3.500%, 06/20/2042	77,781	65,884
3.500%, 08/20/2042	85,410	72,334
3.500%, 09/20/2042	69,385	58,753
3.500%, 10/20/2042	81,062	68,662
3.500%, 12/20/2042	211,784	179,362
4.000%, 02/20/2042	23,002	20,406
4.000%, 04/20/2042	90,749	80,508
4.000%, 09/20/2042	92,138	82,434
Series 2012-5302, 3.500%, 02/20/2042	211,879	179,413
Series 2013-,
2.500%, 02/20/2043	125,033	99,902

	Principal Amount	Value (Note 2)
3.000%, 06/20/2043	$203,699	$168,880
3.000%, 08/20/2043	424,191	357,301
3.250%, 04/20/2033	287,284	246,931
3.500%, 04/20/2043	214,392	181,557
3.500%, 05/20/2043	95,887	82,470
3.500%, 06/20/2043	99,606	85,646
4.000%, 09/20/2043	262,795	234,363
Series 2013-MA1149, 3.000%, 07/20/2043	12,299	10,084
Series 2014-,
4.500%, 02/20/2034	267,423	244,903
4.500%, 06/20/2034	620,953	562,693
4.500%, 02/20/2044	267,259	245,761
4.500%, 05/20/2044	940,849	861,064
1M US SOFR + 2.290%, 02/20/2064(a)	560,250	573,096
Series 2015-,
3.000%, 01/20/2040	216,674	179,720
3.500%, 06/20/2035	244,174	215,181
3.750%, 05/20/2045	98,605	86,835
4.500%, 08/20/2045	516,729	473,849
Series 2016-,
2.500%, 05/20/2031	215,376	185,600
3.000%, 06/20/2046	220,251	184,147
3.000%, 07/20/2046	237,800	196,288
3.500%, 06/20/2046	412,417	355,461
4.500%, 09/20/2045	223,954	204,958
4.500%, 03/20/2046	152,978	140,369
Series 2016-MA3588, 3.500%, 04/20/2046	255,865	216,620
Series 2016-MA3793, 3.500%, 07/20/2046	730,787	618,690
Series 2016-MA3865, 3.500%, 08/20/2046	428,441	363,022
Series 2017-,
2.500%, 01/20/2032	246,345	212,288
3.000%, 11/20/2032	213,938	191,213
3.500%, 10/20/2047	339,527	293,937
3.500%, 12/20/2047	768,376	655,703
4.526%, 01/20/2067(a)	133,903	128,821
Series 2018-,
3.500%, 02/20/2036	2,698,370	2,390,093
3.500%, 08/20/2047	122,302	106,110
3.500%, 01/20/2048	64,450	55,804
3.500%, 04/20/2048	459,069	397,493
4.000%, 05/20/2048	2,717,137	2,403,511
4.000%, 09/20/2048	2,604,563	2,305,369
4.500%, 07/20/2048	590,945	534,594
4.500%, 09/20/2048	274,027	251,306
5.500%, 10/20/2048	370,642	358,449
Series 2019-,
3.500%, 12/20/2047	426,812	370,252
3.500%, 08/20/2049	360,739	310,065
3.500%, 12/20/2049	141,194	119,078
4.000%, 04/20/2049	103,009	89,139
4.500%, 09/20/2049	390,639	355,609
4.500%, 11/20/2049	782,822	708,157

See Notes to Financial Statements.

51 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
5.500%, 06/20/2049	$147,787	$142,174
6.000%, 01/20/2049	310,951	309,657
Series 2019-784688, 5.000%, 02/20/2049	842,403	794,702
Series 2019-MA5864, 3.000%, 04/20/2049	21,480	17,801
Series 2019-MA5920, 3.000%, 05/20/2049	15,546	12,742
Series 2019-MA5936, 6.500%, 05/20/2049	44,982	46,715
Series 2020-,
2.000%, 11/20/2050	3,119,062	2,384,823
2.500%, 01/20/2050	185,627	145,390
3.000%, 11/20/2050	154,323	123,629
3.500%, 12/20/2049	788,553	657,290
3.500%, 10/20/2050	215,862	182,218
4.000%, 02/20/2050	338,193	298,394
4.000%, 04/20/2050	731,720	633,180
4.000%, 05/20/2050	164,638	142,974
4.000%, 11/20/2050	845,362	732,084
Series 2021-,
3.000%, 08/20/2051	945,536	791,005
4.000%, 02/20/2051	204,142	176,647
4.000%, 03/20/2051	1,572,079	1,389,765
Series 2022-,
3.000%, 12/20/2044	2,703,663	2,231,929
3.000%, 05/20/2052	3,164,949	2,545,560
4.000%, 08/20/2052	1,861,296	1,637,896
4.000%, 09/20/2052	16,007,059	14,066,634
5.000%, 05/20/2052	1,061,646	972,587
5.000%, 06/20/2052	626,729	584,677
6.000%, 12/20/2052	1,932,062	1,919,525
Series 2023-,
5.500%, 05/20/2053	8,028,747	7,793,963
6.000%, 08/20/2053	18,696,070	18,579,422
6.500%, 04/20/2053	11,051,522	11,075,329
6.500%, 10/20/2053	15,190,243	15,265,187
7.000%, 10/20/2053	4,151,388	4,251,642
		112,187,890
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $426,662,523)		401,413,506

	Principal Amount	Value (Note 2)
CORPORATE BONDS (38.62%)

Aerospace & Defense (1.55%)
Boeing Co.
1.43%, 02/04/2024	9,669,000	9,546,947
2.20%, 02/04/2026	10,030,000	9,218,318
3.95%, 08/01/2059	7,777,000	4,795,286
5.93%, 05/01/2060	3,986,000	3,356,954
L3Harris Technologies, Inc.
5.40%, 07/31/2033	4,543,000	4,247,631
5.60%, 07/31/2053	5,450,000	4,821,230
Total Aerospace & Defense		35,986,366

	Principal Amount	Value (Note 2)
Airlines (0.98%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(e)	$5,581,767	$5,325,267
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(e)	3,235,708	3,233,363
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(e)	1,141,194	1,023,309
Southwest Airlines Co.
5.25%, 05/04/2025	7,540,000	7,437,738
United Airlines 2020-1 Class A Pass Through Trust Series 20-1
5.88%, 10/15/2027	5,923,132	5,838,616
Total Airlines		22,858,293

Apparel & Textile Products (0.13%)
Hanesbrands, Inc.
9.00%, 02/15/2031(e)	3,303,000	3,069,594

Automobiles Manufacturing (2.45%)
Ford Motor Co.
5.29%, 12/08/2046	7,850,000	5,703,055
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	6,500,000	6,072,024
6.80%, 05/12/2028	9,919,000	9,900,278
7.35%, 03/06/2030	10,487,000	10,544,174
General Motors Financial Co., Inc.
SOFRINDX + 1.30%, 04/07/2025(a)(f)	14,607,000	14,630,604
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028(e)	6,378,000	6,302,098
Volkswagen Group of America Finance LLC
0.88%, 11/22/2023(e)	995,000	992,261
3.95%, 06/06/2025(e)	3,000,000	2,906,276
Total Automobiles Manufacturing		57,050,770

Banks (2.53%)
Associated Bank NA/Green Bay WI
4.25%, 01/15/2025	934,000	895,559
Citibank NA
5.80%, 09/29/2028	9,965,000	9,845,439
Citizens Bank NA 1D US SOFR + 1.45%, 10/24/2025(a)	5,154,000	4,929,428
Cooperatieve Rabobank UA
3.75%, 07/21/2026	4,500,000	4,182,287
Danske Bank A/S
5.38%, 01/12/2024(e)	1,000,000	997,142
1Y US TI + 1.35%, 09/11/2026(a)(e)	6,500,000	5,923,848

See Notes to Financial Statements.

52 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Intesa Sanpaolo SpA 6.63%, 06/20/2033(e)	$2,989,000	$2,743,723
1Y US TI + 2.75%, 06/01/2042(a)(e)	1,800,000	1,057,056
1Y US TI + 3.90%, 06/20/2054(a)(e)	3,985,000	3,459,269
Truist Bank 3.30%, 05/15/2026	4,316,000	3,953,269
Truist Financial Corp. 1D US SOFR + 2.361%, 06/08/2034(a)	5,580,000	5,078,438
US Bancorp 1D US SOFR + 1.60%, 02/01/2034(a)	9,000,000	7,693,214
Wells Fargo & Co. 1D US SOFR + 2.02%, 04/24/2034(a)	9,019,000	8,168,635
Total Banks		58,927,307

Biotechnology (1.25%)
Amgen, Inc.
5.25%, 03/02/2033	10,628,000	9,916,807
5.51%, 03/02/2026	8,959,000	8,913,627
5.75%, 03/02/2063	11,957,000	10,364,513
Total Biotechnology		29,194,947

Cable & Satellite (0.84%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 05/01/2032	4,000,000	3,065,207
4.50%, 06/01/2033(e)	5,978,000	4,463,626
4.75%, 02/01/2032(e)	5,300,000	4,142,109
Charter Communications Operating LLC / Charter Communications Operating Capital 3.85%, 04/01/2061	6,363,000	3,363,964
Sirius XM Radio, Inc. 5.00%, 08/01/2027(e)	5,127,000	4,705,561
Total Cable & Satellite		19,740,467

Casinos & Gaming (0.85%)
MGM Resorts International 6.75%, 05/01/2025	12,855,000	12,796,971
Penn Entertainment, Inc. 5.63%, 01/15/2027(e)	7,595,000	6,934,744
Total Casinos & Gaming		19,731,715

Chemicals (0.42%)
Avient Corp. 5.75%, 05/15/2025(e)	4,130,000	4,050,999
Celanese US Holdings LLC 6.38%, 07/15/2032	6,175,000	5,798,854
Total Chemicals		9,849,853

	Principal Amount	Value (Note 2)
Commercial Finance (0.37%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025	$8,623,000	$8,606,122

Consumer Finance (2.16%)
Ally Financial, Inc. 8.00%, 11/01/2031	4,000,000	3,905,845
Capital One Financial Corp. 1D US SOFR + 2.60%, 02/01/2034(a)	8,680,000	7,594,120
Discover Financial Services 6.70%, 11/29/2032	12,930,000	11,983,601
SOFRINDX + 3.37%, 11/02/2034(a)(f)	1,993,000	1,981,140
Fiserv, Inc. 5.60%, 03/02/2033	3,982,000	3,749,077
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(e)	10,073,000	9,954,642
Synchrony Financial
3.70%, 08/04/2026	3,192,000	2,832,388
4.25%, 08/15/2024	1,700,000	1,664,696
7.25%, 02/02/2033	7,950,000	6,746,049
Total Consumer Finance		50,411,558

Consumer Products (0.19%)
Church & Dwight Co., Inc. 5.60%, 11/15/2032	4,500,000	4,406,507

Department Stores (0.17%)
Nordstrom, Inc. Series WI 2.30%, 04/08/2024	4,000,000	3,916,980

Diversified Banks (1.86%)
Banco Santander SA 6.94%, 11/07/2033	4,983,000	5,001,800
Bank of America Corp.
1D US SOFR + 1.84%, 09/15/2034(a)	4,982,000	4,693,368
1D US SOFR + 1.91%, 04/25/2034(a)	9,018,000	8,148,473
5Y US TI + 1.20%, 09/21/2036(a)	12,241,000	8,728,757
Citigroup, Inc. 4.30%, 11/20/2026	8,949,000	8,412,108
JPMorgan Chase & Co.
1D US SOFR + 1.07%, 12/15/2025(a)	8,581,000	8,518,216
Total Diversified Banks		43,502,722

Electrical Equipment Manufacturing (0.42%)
Trimble, Inc.
4.75%, 12/01/2024	3,254,000	3,204,657
6.10%, 03/15/2033	6,969,000	6,655,663
Total Electrical Equipment Manufacturing		9,860,320

See Notes to Financial Statements.

53 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal	Value
	Amount	(Note 2)
Entertainment Content (0.54%)
Discovery Communications LLC 4.00%, 09/15/2055	$2,709,000	$1,557,202
Warnermedia Holdings, Inc.
4.28%, 03/15/2032	5,300,000	4,396,429
5.14%, 03/15/2052	9,240,000	6,543,270
Total Entertainment Content		12,496,901

Entertainment Resources (0.13%)
Vail Resorts, Inc. 6.25%, 05/15/2025(e)	2,983,000	2,967,175

Exploration & Production (0.95%)
Hilcorp Energy I LP / Hilcorp Finance Co.
6.00%, 04/15/2030(e)	1,682,000	1,495,214
6.25%, 11/01/2028(e)	5,537,000	5,182,343
6.25%, 04/15/2032(e)	1,682,000	1,470,886
Occidental Petroleum Corp. 7.88%, 09/15/2031	12,968,000	13,896,509
Total Exploration & Production		22,044,952

Financial Services (2.47%)
Ameriprise Financial, Inc. 5.15%, 05/15/2033	2,986,000	2,757,785
Charles Schwab Corp.
1D US SOFR + 2.01%, 08/24/2034(a)	4,982,000	4,669,017
1D US SOFR + 2.50%, 05/19/2034(a)	5,500,000	5,047,161
Goldman Sachs Group, Inc.
1D US SOFR + 0.50%, 09/10/2024(a)	3,976,000	3,965,951
Morgan Stanley
1D US SOFR + 1.36%, 09/16/2036(a)	12,446,000	8,809,353
1D US SOFR + 2.05%, 11/01/2034(a)	2,990,000	2,988,755
5Y US TI + 2.43%, 01/19/2038(a)	4,945,000	4,486,301
UBS Group AG
1D US SOFR + 3.92%, 08/12/2033(a)(e)	14,468,000	13,909,866
1Y US TI + 1.75%, 05/12/2028(a)(e)	2,983,000	2,803,241
1Y US TI + 1.80%, 09/22/2029(a)(e)	1,993,000	1,953,452
1Y US TI + 2.00%, 09/22/2034(a)(e)	1,445,000	1,369,270
1Y US TI + 2.20%, 01/12/2034(a)(e)	5,000,000	4,663,537
Total Financial Services		57,423,689

Food & Beverage (1.38%)
J M Smucker Co. 6.20%, 11/15/2033	6,976,000	6,783,919

	Principal Amount	Value (Note 2)
JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL
6.75%, 03/15/2034(e)	$2,728,000	$2,558,264
7.25%, 11/15/2053(e)	8,290,000	7,411,332
JDE Peet's NV 0.80%, 09/24/2024(e)	1,984,000	1,891,123
Pilgrim's Pride Corp.
6.25%, 07/01/2033	10,000,000	9,202,469
6.88%, 05/15/2034	4,548,000	4,308,994
Total Food & Beverage		32,156,101

Health Care Facilities & Services (0.78%)
HCA, Inc.
2.38%, 07/15/2031	11,927,000	8,873,674
5.38%, 02/01/2025	3,000,000	2,968,840
5.50%, 06/01/2033	6,970,000	6,361,955
Total Health Care Facilities & Services		18,204,469

Industrial Other (0.49%)
Jacobs Engineering Group, Inc. 5.90%, 03/01/2033	9,458,000	8,766,389
Quanta Services, Inc. 0.95%, 10/01/2024	2,581,000	2,459,411
Total Industrial Other		11,225,800

Internet Media (0.27%)
Meta Platforms, Inc.
5.60%, 05/15/2053	1,992,000	1,802,974
5.75%, 05/15/2063	4,979,000	4,470,281
Total Internet Media		6,273,255

Life Insurance (0.20%)
Five Corners Funding Trust III
5.79%, 02/15/2033(e)	4,978,000	4,710,327

Machinery Manufacturing (0.20%)
Nordson Corp.
5.80%, 09/15/2033	4,982,000	4,745,287

Medical Equipment & Devices Manufacturing (0.47%)
Alcon Finance Corp. 5.38%, 12/06/2032(e)	8,670,000	8,128,073
Revvity, Inc. 0.85%, 09/15/2024	2,977,000	2,839,539
Total Medical Equipment & Devices Manufacturing		10,967,612

Metals & Mining (0.41%)
Steel Dynamics, Inc. 5.00%, 12/15/2026	9,805,000	9,471,073

Pharmaceuticals (1.28%)
Bristol-Myers Squibb Co. 6.25%, 11/15/2053	1,993,000	1,976,304
Merck & Co., Inc.
4.50%, 05/17/2033	2,988,000	2,717,646
5.00%, 05/17/2053	6,971,000	5,958,365

See Notes to Financial Statements.

54 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Pfizer Investment Enterprises Pte, Ltd.
4.75%, 05/19/2033	$5,779,000	$5,314,115
5.11%, 05/19/2043	7,968,000	6,998,828
5.30%, 05/19/2053	7,693,000	6,736,040
Total Pharmaceuticals		29,701,298

Pipeline (3.72%)
Buckeye Partners LP 4.50%, 03/01/2028(e)	8,958,000	7,803,314
Cheniere Energy Partners LP 3.25%, 01/31/2032	8,000,000	6,211,382
Enbridge, Inc. 5Y US TI + 4.431%, 01/15/2084(a)	1,993,000	1,910,237
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(e)	12,936,000	9,770,071
4.32%, 12/30/2039(e)	9,061,000	5,961,159
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(e)	15,478,000	15,289,315
4.63%, 04/01/2029(e)	6,974,000	6,281,721
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.50%, 07/15/2027	16,103,000	15,929,489
6.88%, 01/15/2029	8,740,000	8,705,694
TransCanada PipeLines, Ltd. 6.20%, 03/09/2026	8,962,000	8,958,758
Total Pipeline		86,821,140

Power Generation (1.14%)
Alexander Funding Trust 1.84%, 11/15/2023(e)	6,118,000	6,105,938
Alexander Funding Trust II 7.47%, 07/31/2028(e)	4,547,000	4,516,782
Vistra Operations Co. LLC
5.13%, 05/13/2025(e)	6,961,000	6,808,581
5.50%, 09/01/2026(e)	8,626,000	8,214,648
6.95%, 10/15/2033(e)	997,000	950,736
Total Power Generation		26,596,685

Property & Casualty Insurance (0.45%)
Allstate Corp. 5.25%, 03/30/2033	5,974,000	5,520,897
Arthur J Gallagher & Co. 6.50%, 02/15/2034	2,990,000	2,970,937
Fairfax US, Inc. 4.88%, 08/13/2024(e)	2,000,000	1,975,791
Total Property & Casualty Insurance		10,467,625

Publishing & Broadcasting (0.88%)
Gray Escrow II, Inc. 5.38%, 11/15/2031(e)	6,377,000	4,024,597
Gray Television, Inc. 7.00%, 05/15/2027(e)	4,200,000	3,565,632

	Principal Amount	Value (Note 2)
Nexstar Media, Inc.
4.75%, 11/01/2028(e)	$8,000,000	$6,727,197
5.63%, 07/15/2027(e)	4,376,000	3,941,465
Scripps Escrow II, Inc. 3.88%, 01/15/2029(e)	2,888,000	2,195,443
Total Publishing & Broadcasting		20,454,334

Real Estate (0.81%)
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028(e)	3,033,000	2,768,856
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(e)	6,300,000	6,057,104
5.63%, 05/01/2024(e)	10,165,000	10,105,014
Total Real Estate		18,930,974

Refining & Marketing (0.48%)
HF Sinclair Corp.
4.50%, 10/01/2030	9,494,000	8,076,315
5.88%, 04/01/2026	3,177,000	3,133,666
Total Refining & Marketing		11,209,981

Restaurants (0.20%)
Brinker International, Inc. 8.25%, 07/15/2030(e)	4,832,000	4,677,086

Semiconductors (0.39%)
Broadcom, Inc. 3.47%, 04/15/2034(e)	6,885,000	5,248,151
Microchip Technology, Inc. 0.97%, 02/15/2024	3,985,000	3,923,800
Total Semiconductors		9,171,951

Software & Services (1.13%)
Concentrix Corp.
6.60%, 08/02/2028	5,813,000	5,583,546
6.85%, 08/02/2033	6,043,000	5,461,623
CoStar Group, Inc. 2.80%, 07/15/2030(e)	9,060,000	7,039,630
Leidos, Inc. 5.75%, 03/15/2033	4,779,000	4,444,743
VMware, Inc. 2.20%, 08/15/2031	4,979,000	3,682,339
Total Software & Services		26,211,881

Supermarkets & Pharmacies (0.47%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC 6.50%, 02/15/2028(e)	11,035,000	10,845,781

Transportation & Logistics (0.22%)
FedEx Corp. 2020-1 Class AA Pass Through Trust 1.88%, 02/20/2034	6,637,736	5,224,790

See Notes to Financial Statements.

55 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Utilities (2.11%)
Dominion Energy, Inc. 3.07%, 08/15/2024(d)	$1,500,000	$1,464,534
National Rural Utilities Cooperative Finance Corp.
3M US SOFR + 3.17%, 04/30/2043(a)	3,248,000	3,184,403
5Y US TI + 3.533%, 09/15/2053(a)	5,478,000	5,444,869
ONE Gas, Inc. 1.10%, 03/11/2024	7,521,000	7,389,609
Pacific Gas and Electric Co. 3.25%, 02/16/2024	12,005,000	11,900,731
Public Service Enterprise Group, Inc.
5.88%, 10/15/2028	1,993,000	1,973,447
6.13%, 10/15/2033	1,993,000	1,946,350
Sempra 5Y US TI + 2.868%, 04/01/2052(a)	4,268,000	3,292,706
Southern California Edison Co.
1.10%, 04/01/2024	2,899,000	2,841,481
5.65%, 10/01/2028	4,982,000	4,935,747
Southern Co. 5.11%, 08/01/2027	4,972,000	4,798,055
Total Utilities		49,171,932

Waste & Environment Services & Equipment (0.27%)
GFL Environmental, Inc. 5.13%, 12/15/2026(e)	6,644,000	6,311,796

Wireless Telecommunications Services (0.61%)
AT&T, Inc.
5.35%, 11/01/2066	132,530	2,776,504
5.54%, 02/20/2026	3,982,000	3,950,671
T-Mobile USA, Inc.
4.80%, 07/15/2028	4,979,000	4,739,074
6.00%, 06/15/2054	2,989,000	2,715,698
Total Wireless Telecommunications Services		14,181,947

TOTAL CORPORATE BONDS
(Cost $973,068,706)		899,779,363

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (25.88%)

U.S. Treasury Bonds (25.88%)
United States Treasury Bonds
3.38%, 08/15/2042	$41,237,000	$31,919,210
3.63%, 02/15/2053	37,416,000	29,161,095
3.63%, 05/15/2053	67,433,000	52,576,667
3.88%, 02/15/2043	24,944,000	20,744,444
3.88%, 05/15/2043	69,138,000	57,433,153
4.00%, 11/15/2042	34,367,000	29,144,156
4.00%, 11/15/2052	28,182,000	23,558,391
4.13%, 08/15/2053	114,506,000	97,974,195
4.38%, 08/15/2043	12,068,000	10,765,033
United States Treasury Notes
4.63%, 06/30/2025	23,656,000	23,456,403
4.75%, 07/31/2025	29,131,000	28,943,242
5.00%, 08/31/2025	78,829,000	78,668,879
5.00%, 09/30/2025	95,627,000	95,458,906
5.00%, 10/31/2025	23,028,000	23,000,114
Total U.S. Treasury Bonds		602,803,888

TOTAL GOVERNMENT BONDS
(Cost $651,555,501)		602,803,888

	Shares	Value (Note 2)
PREFERRED STOCK (2.40%)

Energy (0.20%)
Pipeline (0.20%)
Energy Transfer LP, Series B, 6.625%(g)	2,506,000	1,945,283
Energy Transfer LP, Series F, 6.750%(g)	2,985,000	2,706,095
Total Energy		4,651,378

Financials (2.10%)
Banks (1.48%)
Huntington Bancshares, Inc., Series J, 6.875%(g)	236,800	5,245,120
Lloyds Banking Group PLC, 5Y US TI + 3.913%(a)(g)	3,000,000	2,641,821
PNC Financial Services Group, Inc., Series O, 3M US SOFR + 3.939%(a)(g)	26,627,000	26,627,001
		34,513,942
Consumer Finance (0.43%)
Ally Financial, Inc., Series C, 4.700%(g)	2,982,000	1,748,376
American Express Co., 3.550%(g)	4,674,000	3,680,775

See Notes to Financial Statements.

56 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
Discover Financial Services, Series D, 6.125%(g)	5,000,000	4,629,567
		10,058,718
Life Insurance (0.19%)
Jackson Financial, Inc., 8.000%(g)	178,800	$4,378,812

Total Financials		48,951,472

Government (0.10%)
Government Agencies (0.10%)
Tennessee Valley Authority, 2.216%	109,615	2,330,415

Total Government		2,330,415

TOTAL PREFERRED STOCK
(Cost $59,588,058)		55,933,265

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.77%)

Money Market Fund (1.77%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5.25%	41,115,689	41,115,689

TOTAL SHORT TERM INVESTMENTS
(Cost $41,115,689)			41,115,689

Value (Note 2)
TOTAL INVESTMENTS (100.05%)
(Cost $2,515,916,438)	$2,330,672,265

Liabilities In Excess Of Other Assets (-0.05%)	(1,277,297)

NET ASSETS (100.00%)	$2,329,394,968

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI – Treasury Index

Reference Rates:

30D US SOFR - 30 Day SOFR as of October 31, 2023 was 5.32%

1D US SOFR - 1 Day SOFR as of October 31, 2023 was 5.35%

1M US SOFR- 1 Month SOFR as of October 31, 2023 was 5.32%

3M US SOFR - 3 Month SOFR as of October 31, 2023 was 5.38%

1Y US TI - 1 Year US TI as of October 31, 2023 was 5.44%

5Y US TI - 5 Year US TI as of October 31, 2023 was 4.82%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Interest only security.
(d)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2023.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, the aggregate market value of those securities was $278,984,799, representing 11.98% of net assets.
(f)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.
(g)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

57 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
BANK LOANS (0.27%)

Publishing & Broadcasting (0.27%)
Nexstar Media, Inc. 09/18/2026(a)	$590,437	$590,968

TOTAL BANK LOANS
(Cost $590,437)		590,968

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (3.56%)

Fannie Mae
Series 2002-71, Class AP, 5.000%, 11/25/2032	$11,080	$10,727
Series 2002-90, Class A1, 6.500%, 06/25/2042	53,400	53,768
Series 2008-8, Class FB, 30D US SOFR + 0.93%, 02/25/2038(a)	96,252	95,303
Series 2010-114, Class TC, 2.250%, 03/25/2037	364,869	315,298
Series 2011-110, Class BX, 4.000%, 10/25/2041	362,569	336,072
Series 2012-110, Class CA, 3.000%, 10/25/2042	103,756	87,758
Series 2012-39, Class NB, 4.000%, 04/25/2042	175,000	136,966
Series 2013-29, Class JE, 1.250%, 04/25/2043	170,655	135,538
Series 2015-27, Class ME, 3.500%, 10/25/2044	128,000	112,461
Series 2019-14, Class CA, 3.500%, 04/25/2049	145,130	131,570
Series 2019-7, Class JA, 3.500%, 03/25/2049	113,690	102,215
Series 2019-74, Class LB, 3.000%, 10/25/2049	137,565	117,979
Series 2021-94, Class KU, 2.000%, 12/25/2051	148,254	106,132
		1,741,787
Freddie Mac
Series 2002-2455, Class GK, 6.500%, 05/15/2032	13,475	13,256
Series 2002-2505, Class D, 5.500%, 09/15/2032	27,054	26,542
Series 2005-2990, Class GO, –%, 02/15/2035(b)	30,336	24,950
Series 2011-3965, Class ZA, 4.000%, 11/15/2041	296,147	260,898
Series 2012-4096, Class BY, 2.000%, 08/15/2042	85,000	59,202
Series 2012-4116, Class UC, 2.500%, 10/15/2042	103,000	66,520

	Principal Amount	Value (Note 2)
Series 2015-4537, Class AZ, 3.000%, 12/15/2045	$22,352	$18,703
Series 2016-4579, Class W, 5.001%, 01/15/2038(a)	71,140	73,046
Series 2016-4614, Class PB, 3.000%, 01/15/2046	233,555	202,342
Series 2018-4839, Class PZ, 4.000%, 11/15/2048	122,100	89,817
Series 2021-5142, Class PN, 1.000%, 09/25/2051	72,793	50,181
Series 2021-5151, Class LV, 1.500%, 09/25/2051	262,896	124,578
		1,010,035
Ginnie Mae
Series 2009-93, Class HG, 4.000%, 09/16/2039	12,193	11,696
Series 2011-139, Class KZ, 2.500%, 10/20/2041	47,230	37,790
Series 2011-141, Class GH, 3.000%, 10/16/2041	150,000	104,873
Series 2011-H05, Class FB, 1M US SOFR + 0.61%, 12/20/2060(a)	21,461	21,359
Series 2011-H14, Class FC, 1M US SOFR + 0.61%, 05/20/2061(a)	36,901	36,751
Series 2012-137, Class EB, 2.000%, 11/20/2042	100,000	55,665
Series 2012-16, Class ND, 2.000%, 05/20/2039	174,560	156,085
Series 2012-41, Class TJ, 4.000%, 03/20/2042	155,737	131,313
Series 2012-H20, Class BA, 1M US SOFR + 0.67%, 09/20/2062(a)	17,060	16,986
Series 2012-H29, Class SA, 1M US SOFR + 0.62%, 10/20/2062(a)	43,797	43,600
Series 2013-28, Class DB, 3.000%, 02/20/2043	100,000	68,415
Series 2013-44, Class CE, 2.500%, 03/16/2043	105,656	79,496
Series 2013-9, Class KY, 3.000%, 01/20/2043	312,000	253,044
Series 2013-H07, Class GA, 1M US SOFR + 0.58%, 03/20/2063(a)	14,308	14,219
Series 2013-H10, Class FA, 1M US SOFR + 0.51%, 03/20/2063(a)	12,699	12,631
Series 2013-H22, Class FT, 1Y US TI + 0.65%, 04/20/2063(a)	9,147	9,133
Series 2013-H23, Class FA, 1M US SOFR + 1.41%, 09/20/2063(a)	7,766	7,805

See Notes to Financial Statements.

58 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2014-21, Class PB, 4.000%, 02/16/2044	$150,000	$122,425
Series 2014-H03, Class FA, 1M US SOFR + 0.71%, 01/20/2064(a)	9,100	9,071
Series 2015-3, Class ZD, 4.000%, 01/20/2045	177,280	149,847
Series 2015-31, Class B, 3.000%, 02/20/2045	100,000	81,512
Series 2015-43, Class DM, 2.500%, 03/20/2045	80,526	67,683
Series 2015-H10, Class JA, 2.250%, 04/20/2065	185,290	178,609
Series 2015-H29, Class FL, 1M US SOFR + 0.71%, 11/20/2065(a)	51,230	50,774
Series 2016-167, Class AD, 2.500%, 03/20/2039	273,426	246,897
Series 2016-H09, Class FA, 1M US SOFR + 0.76%, 03/20/2066(a)	39,095	38,965
Series 2017-31, Class BY, 3.500%, 02/20/2047	131,000	85,929
Series 2017-H10, Class GZ, 4.519%, 04/20/2067(a)	237,559	218,244
Series 2017-H11, Class HZ, 4.517%, 04/20/2067(a)	133,930	122,304
Series 2017-H11, Class GZ, 4.596%, 04/20/2067(a)	134,521	122,841
Series 2017-H18, Class PZ, 2.000%, 04/20/2066	127,607	98,697
Series 2018-H01, Class JZ, 4.614%, 01/20/2068(a)	130,064	125,681
Series 2018-H01, Class HZ, 4.621%, 01/20/2068(a)	130,317	118,728
Series 2018-H03, Class HZ, 4.546%, 01/20/2068(a)	129,297	114,388
Series 2018-H07, Class FE, 1M US SOFR + 0.46%, 02/20/2068(a)	32,925	32,762
Series 2018-H07, Class HZ, 4.609%, 04/20/2068(a)	128,210	115,695
Series 2018-H07, Class JZ, 4.673%, 04/20/2068(a)	127,307	123,958
Series 2019-103, Class HY, 3.000%, 08/20/2049	104,493	59,870
Series 2019-31, Class JC, 3.500%, 03/20/2049	99,800	86,146
Series 2020-134, Class XB, 1.000%, 07/20/2048	125,000	62,698
Series 2020-153, Class GP, 0.500%, 10/20/2050	224,063	192,594
Series 2020-160, Class QD, 1.000%, 10/20/2050	162,035	68,360

	Principal Amount	Value (Note 2)
Series 2020-H09, Class NF, 1M US SOFR + 1.36%, 04/20/2070(a)	$52,627	$53,072
Series 2020-H11, Class JZ, 4.164%, 05/20/2069(a)	165,194	132,957
Series 2020-H12, Class JZ, 4.181%, 08/20/2069(a)	114,561	94,483
Series 2020-H17, Class KZ, 3.628%, 09/20/2070(a)	438,547	328,057
Series 2020-H18, Class EY, 3.724%, 09/20/2070(a)	106,095	77,870
Series 2021-146, Class EH, 2.000%, 08/20/2051	113,536	57,734
Series 2021-159, Class AL, 1.000%, 09/20/2051	118,000	40,465
Series 2021-215, Class TZ, 5.000%, 12/20/2051	134,087	100,245
Series 2021-86, Class ML, 1.000%, 05/20/2051	136,000	40,616
Series 2021-H02, Class KB, 3.030%, 01/20/2071(a)	104,990	72,550
Series 2021-H02, Class PB, 4.641%, 05/20/2070(a)	101,628	95,387
Series 2021-H03, Class NY, 3.263%, 01/20/2071(a)	108,093	75,186
		4,924,161
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,734,515)		7,675,983

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.43%)

Fannie Mae-Aces
Series 2019-M17, Class X, 0.318%, 09/25/2034(a)(c)	23,112,317	369,922

Freddie Mac Multifamily Structured Pass Through Certificates
Series 2016-K056, Class X3, 2.116%, 06/25/2026(a)(c)	591,680	29,518
Series 2016-K059, Class X1, 0.300%, 09/25/2026(a)(c)	6,130,015	41,915
Series 2017-KW03, Class X1, 0.829%, 06/25/2027(a)(c)	6,975,657	137,995
Series 2019-K087, Class X1, 0.363%, 12/25/2028(a)(c)	29,562,591	466,023
Series 2019-K092, Class X1, 0.712%, 04/25/2029(a)(c)	16,547,517	521,032
Series 2019-K093, Class X1, 0.943%, 05/25/2029(a)(c)	6,058,929	249,755
Series 2019-K094, Class X1, 0.878%, 06/25/2029(a)(c)	14,412,648	568,637

See Notes to Financial Statements.

59 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2020-K121, Class X1, 1.022%, 10/25/2030(a)(c)	$2,467,279	$130,061
Series 2020-K738, Class X1, 1.510%, 01/25/2027(a)(c)	12,501,257	477,252
Series 2021-Q016, Class APT2, 1.480%, 05/25/2028(a)	106,696	92,393
		2,714,581

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,063,063)		3,084,503

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (1.75%)

Fannie Mae Pool
Series 1998-,
6.500%, 08/01/2028	21,710	21,861
7.500%, 08/01/2028	22,114	22,044
8.500%, 06/01/2027	6,028	6,013
Series 1999-, 8.000%, 04/01/2029	20,571	20,500
Series 2001-, 12.000%, 11/01/2030	54,194	54,491
Series 2002-, 6.000%, 12/01/2032	36,381	36,271
Series 2003-,
4.500%, 09/01/2028	32,097	31,582
4.750%, 09/01/2033	39,769	37,256
5.500%, 10/01/2033	20,339	19,778
5.500%, 12/01/2033	35,108	34,432
Series 2005-,
4.500%, 05/01/2035	18,941	16,879
6.500%, 01/01/2036	27,542	27,946
Series 2006-,
4.500%, 01/01/2036	28,741	28,016
6.000%, 03/01/2036	36,457	36,676
Series 2007-,
5.500%, 07/01/2037	13,113	13,033
6.000%, 07/01/2037	32,770	32,613
6.000%, 09/01/2037	29,508	29,639
6.500%, 11/01/2037	43,920	44,241
Series 2008-,
5.000%, 06/01/2037	24,709	22,659
5.500%, 04/01/2038	20,873	20,652
5.500%, 08/01/2038	23,335	22,010
6.500%, 07/01/2038	45,021	45,352
Series 2009-, 5.000%, 04/01/2039	41,324	39,875
Series 2010-,
4.000%, 05/01/2040	4,316	3,997
5.500%, 02/01/2038	42,449	41,631
Series 2011-, 4.500%, 05/01/2041	51,627	46,150
Series 2013-, 3.000%, 04/01/2043	92,021	75,669

	Principal Amount	Value (Note 2)
Series 2015-,
3.500%, 06/01/2045	$52,520	$48,333
5.000%, 07/01/2044	121,824	115,916
Series 2016-, 3.500%, 06/01/2046	34,843	28,918
Series 2018-, 3.734%, 02/01/2048(a)	50,016	40,152
Series 2022-, 5.730%, 11/01/2032	1,500,000	1,434,580
		2,499,165
Freddie Mac Gold Pool
Series 2004-, 5.500%, 01/01/2034	27,729	27,404
Series 2005-, 5.500%, 05/01/2035	20,311	19,934
Series 2006-,
4.500%, 01/01/2036	11,234	10,237
5.500%, 12/01/2034	24,170	23,759
6.000%, 05/01/2036	53,156	52,573
Series 2008-,
4.500%, 05/01/2038	57,780	56,390
6.000%, 08/01/2038	28,860	28,962
Series 2010-, 6.000%, 04/01/2040	23,287	22,972
Series 2013-, 3.000%, 01/01/2033	52,249	47,899
Series 2014-, 3.500%, 10/01/2044	38,002	31,578
Series 2015-, 4.000%, 03/01/2044	30,742	27,664
		349,372
Freddie Mac Pool
Series 2018-,
3.500%, 08/01/2042	46,953	40,824
4.500%, 01/01/2036	69,378	63,844
		104,668
Ginnie Mae I Pool
Series 2003-, 5.500%, 10/15/2033	49,928	48,873
Series 2010-, 5.000%, 05/15/2040	40,184	38,683
		87,556
Ginnie Mae II Pool
Series 2009-,
4.000%, 11/20/2039	41,089	36,983
6.000%, 11/20/2039	63,174	64,449
Series 2011-,
4.000%, 02/20/2041	32,311	28,620
4.000%, 05/20/2041	30,216	26,764
4.000%, 10/20/2041	13,855	12,272
Series 2012-,
3.500%, 01/20/2042	92,795	79,776
3.500%, 05/20/2042	93,551	80,241
Series 2013-,
3.500%, 03/20/2043	70,836	60,506
5.500%, 11/20/2035	87,716	86,446

See Notes to Financial Statements.

60 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2014-,
3.750%, 04/20/2044	$76,429	$67,309
4.000%, 05/20/2044	67,353	60,042
Series 2016-, 3.500%, 09/20/2046	16,589	13,982
Series 2021-, 4.000%, 05/20/2051	140,324	121,654
		739,044

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $4,144,752)		3,779,805

	Principal Amount	Value (Note 2)
CORPORATE BONDS (82.45%)

Advertising & Marketing (1.26%)
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.00%, 08/15/2027(d)	3,052,000	2,713,655

Aerospace & Defense (2.46%)
Boeing Co.
3.95%, 08/01/2059	2,170,000	1,338,018
5.93%, 05/01/2060	550,000	463,202
L3Harris Technologies, Inc.
5.40%, 07/31/2033	441,000	412,328
5.60%, 07/31/2053	530,000	468,854
Spirit AeroSystems, Inc.
4.60%, 06/15/2028	675,000	534,665
7.50%, 04/15/2025(d)	1,100,000	1,098,518
TransDigm, Inc. 6.75%, 08/15/2028(d)	1,000,000	972,233
Total Aerospace & Defense		5,287,818

Airlines (2.67%)
Alaska Airlines 2020-1 Class A Pass Through Trust 4.80%, 08/15/2027(d)	573,626	547,266
Alaska Airlines 2020-1 Class B Pass Through Trust 8.00%, 08/15/2025(d)	1,229,940	1,229,048
British Airways 2020-1 Class A Pass Through Trust 4.25%, 11/15/2032(d)	1,258,880	1,128,838
United Airlines 2020-1 Class A Pass Through Trust Series 20-1 5.88%, 10/15/2027	2,426,188	2,391,569
VistaJet Malta Finance PLC / Vista Management Holding, Inc. 9.50%, 06/01/2028(d)	600,000	460,354
Total Airlines		5,757,075

Apparel & Textile Products (0.30%)
Hanesbrands, Inc. 9.00%, 02/15/2031(d)	697,000	647,747

	Principal Amount	Value (Note 2)
Auto Parts Manufacturing (0.57%)
Adient Global Holdings, Ltd.
7.00%, 04/15/2028(d)	$500,000	$492,698
8.25%, 04/15/2031(d)	750,000	730,615
Total Auto Parts Manufacturing		1,223,313

Automobiles Manufacturing (3.57%)
Ford Motor Co. 5.29%, 12/08/2046	725,000	526,715
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,000,000	934,158
3.66%, 09/08/2024	1,100,000	1,071,882
7.35%, 11/04/2027	1,500,000	1,522,009
7.35%, 03/06/2030	513,000	515,797
General Motors Financial Co., Inc. SOFRINDX + 1.30%, 04/07/2025(a)(e)	1,300,000	1,302,101
Nissan Motor Acceptance Co. LLC
1.05%, 03/08/2024(d)	250,000	245,286
7.05%, 09/15/2028(d)	1,600,000	1,580,959
Total Automobiles Manufacturing		7,698,907

Banks (6.78%)
Citizens Bank NA
1D US SOFR + 1.45%, 10/24/2025(a)	1,050,000	1,004,249
Danske Bank A/S
1Y US TI + 1.35%, 09/11/2026(a)(d)	3,400,000	3,098,628
Discover Bank
2.45%, 09/12/2024	971,000	934,172
5Y US S + 1.73%, 08/09/2028(a)	1,150,000	1,036,031
Fifth Third Bancorp
1D US SOFR + 1.66%, 04/25/2033(a)	1,150,000	937,279
Huntington National Bank 5.65%, 01/10/2030	560,000	513,289
Intesa Sanpaolo SpA
1Y US TI + 4.40%, 11/21/2033(a)(d)	1,000,000	976,245
KeyBank NA/Cleveland OH
5.00%, 01/26/2033	1,200,000	966,568
M&T Bank Corp.
1D US SOFR + 2.80%, 10/30/2029(a)	500,000	501,402
Swedbank AB 6.14%, 09/12/2026(d)	740,000	733,080
Synovus Bank/Columbus GA 5Y US TI + 3.63%, 10/29/2030(a)	2,424,000	1,971,162
Truist Financial Corp. 1D US SOFR + 2.361%, 06/08/2034(a)	500,000	455,057
UniCredit SpA 7.83%, 12/04/2023(d)	1,500,000	1,502,064
Total Banks		14,629,226

See Notes to Financial Statements.

61 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Cable & Satellite (2.28%)
CCO Holdings LLC / CCO Holdings Capital Corp.
6.38%, 09/01/2029(d)	$1,600,000	$1,465,853
7.38%, 03/01/2031(d)	1,000,000	945,646
Cox Communications, Inc.
5.70%, 06/15/2033(d)	1,000,000	940,904
Sirius XM Radio, Inc.
5.00%, 08/01/2027(d)	1,700,000	1,560,260
Total Cable & Satellite		4,912,663

Casinos & Gaming (3.02%)
Caesars Entertainment, Inc.
7.00%, 02/15/2030(d)	1,500,000	1,449,027
Light & Wonder International, Inc.
7.50%, 09/01/2031(d)	500,000	488,777
MGM Resorts International
6.75%, 05/01/2025	1,233,000	1,227,434
Penn Entertainment, Inc.
5.63%, 01/15/2027(d)	3,674,000	3,354,608
Total Casinos & Gaming		6,519,846

Chemicals (1.27%)
Avient Corp.
5.75%, 05/15/2025(d)	1,525,000	1,495,828
WR Grace Holdings LLC
7.38%, 03/01/2031(d)	1,350,000	1,252,652
Total Chemicals		2,748,480

Consumer Finance (3.76%)
Ally Financial, Inc.
6.70%, 02/14/2033	1,000,000	840,997
8.00%, 11/01/2031	1,250,000	1,220,577
GTCR W-2 Merger Sub LLC
7.50%, 01/15/2031(d)	1,891,000	1,868,781
OneMain Finance Corp.
6.88%, 03/15/2025	1,650,000	1,629,662
Synchrony Financial
7.25%, 02/02/2033	3,000,000	2,545,678
Total Consumer Finance		8,105,695

Consumer Services (0.94%)
WASH Multifamily Acquisition, Inc.
5.75%, 04/15/2026(d)	1,125,000	1,041,649
Williams Scotsman, Inc.
7.38%, 10/01/2031(d)	1,000,000	984,245
Total Consumer Services		2,025,894

Containers & Packaging (1.34%)
Canpack SA / Canpack US LLC
3.88%, 11/15/2029(d)	1,300,000	1,022,216
Owens-Brockway Glass Container, Inc.
6.63%, 05/13/2027(d)	1,000,000	951,070
7.25%, 05/15/2031(d)	1,000,000	916,250
Total Containers & Packaging		2,889,536

	Principal Amount	Value (Note 2)
Department Stores (1.86%)
NMG Holding Co. Inc / Neiman Marcus Group LLC
7.13%, 04/01/2026(d)	$2,700,000	$2,528,061
Nordstrom, Inc. Series WI
2.30%, 04/08/2024	1,500,000	1,468,868
Total Department Stores		3,996,929

Diversified Banks (0.23%)
Bank of America Corp. 5Y US TI + 1.20%, 09/21/2036(a)	690,000	492,022

Entertainment Content (0.99%)
Discovery Communications LLC 4.00%, 09/15/2055	833,000	478,829
Warnermedia Holdings, Inc. 5.14%, 03/15/2052	2,345,000	1,660,603
Total Entertainment Content		2,139,432

Entertainment Resources (1.11%)
Six Flags Entertainment Corp. 7.25%, 05/15/2031(d)	2,600,000	2,394,899

Exploration & Production (4.13%)
Baytex Energy Corp. 8.50%, 04/30/2030(d)	1,000,000	991,382
Civitas Resources, Inc. 8.75%, 07/01/2031(d)	1,600,000	1,616,827
Hilcorp Energy I LP / Hilcorp Finance Co.
5.75%, 02/01/2029(d)	675,000	608,425
6.25%, 11/01/2028(d)	1,506,000	1,409,537
Occidental Petroleum Corp. 7.88%, 09/15/2031	1,800,000	1,928,880
Ovintiv, Inc. 7.10%, 07/15/2053	1,000,000	952,530
Range Resources Corp. 8.25%, 01/15/2029	1,400,000	1,431,134
Total Exploration & Production		8,938,715

Financial Services (2.93%)
Charles Schwab Corp.
1D US SOFR + 2.50%, 05/19/2034(a)	1,580,000	1,449,912
Compass Group Diversified Holdings LLC
5.00%, 01/15/2032(d)	1,300,000	1,024,596
Morgan Stanley
5Y US TI + 2.43%, 01/19/2038(a)	1,050,000	952,602

See Notes to Financial Statements.

62 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
UBS Group AG
1D US SOFR + 3.92%, 08/12/2033(a)(d)	$1,005,000	$966,230
1Y US TI + 2.00%, 09/22/2034(a)(d)	550,000	521,175
1Y US TI + 2.20%, 01/12/2034(a)(d)	1,500,000	1,399,061
Total Financial Services		6,313,576

Food & Beverage (1.52%)
B&G Foods, Inc.
8.00%, 09/15/2028(d)	1,000,000	975,742
JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL
6.75%, 03/15/2034(d)	262,000	245,698
7.25%, 11/15/2053(d)	780,000	697,327
Pilgrim's Pride Corp.
6.25%, 07/01/2033	1,050,000	966,259
6.88%, 05/15/2034	436,000	413,087
Total Food & Beverage		3,298,113

Health Care Facilities & Services (0.95%)
Fortrea Holdings, Inc.
7.50%, 07/01/2030(d)	1,100,000	1,062,875
Star Parent, Inc.
9.00%, 10/01/2030(d)	1,000,000	993,634
Total Health Care Facilities & Services		2,056,509

Homebuilders (1.25%)
Forestar Group, Inc.
3.85%, 05/15/2026(d)	1,850,000	1,648,631
Shea Homes LP
4.75%, 02/15/2028	1,200,000	1,056,188
Total Homebuilders		2,704,819

Industrial Other (1.01%)
Brand Industrial Services, Inc.
10.38%, 08/01/2030(d)	1,000,000	993,750
Element Fleet Management Corp.
6.27%, 06/26/2026(d)	1,200,000	1,193,697
Total Industrial Other		2,187,447

Machinery Manufacturing (0.44%)
GrafTech Global Enterprises, Inc.
9.88%, 12/15/2028(d)	1,050,000	941,575

Manufactured Goods (0.95%)
Chart Industries, Inc.
9.50%, 01/01/2031(d)	2,000,000	2,062,350

Oil & Gas Services & Equipment (2.14%)
Diamond Foreign Asset Co. / Diamond Finance LLC
8.50%, 10/01/2030(d)	1,000,000	975,629
Noble Finance II LLC
8.00%, 04/15/2030(d)	250,000	250,111
Seadrill Finance, Ltd.
8.38%, 08/01/2030(d)	2,000,000	2,002,820

	Principal Amount	Value (Note 2)
Transocean Titan Financing, Ltd.
8.38%, 02/01/2028(d)	$1,350,000	$1,356,804
Total Oil & Gas Services & Equipment		4,585,364

Pharmaceuticals (0.71%)
Organon & Co. / Organon Foreign Debt Co-Issuer BV
5.13%, 04/30/2031(d)	1,950,000	1,524,787

Pipeline (7.37%)
Buckeye Partners LP
4.35%, 10/15/2024	232,000	222,933
4.50%, 03/01/2028(d)	1,698,000	1,479,128
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(d)	2,321,000	1,752,963
4.32%, 12/30/2039(d)	1,733,000	1,140,127
Genesis Energy LP / Genesis Energy Finance Corp.
8.00%, 01/15/2027	3,285,000	3,157,417
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(d)	3,675,000	3,630,200
4.63%, 04/01/2029(d)	1,734,000	1,561,873
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.88%, 01/15/2029	2,957,000	2,945,393
Total Pipeline		15,890,034

Power Generation (2.44%)
Alexander Funding Trust
1.84%, 11/15/2023(d)	1,624,000	1,620,798
Alexander Funding Trust II
7.47%, 07/31/2028(d)	437,000	434,096
Vistra Operations Co. LLC
5.50%, 09/01/2026(d)	1,325,000	1,261,814
7.75%, 10/15/2031(d)	2,000,000	1,932,850
Total Power Generation		5,249,558

Publishing & Broadcasting (3.41%)
Gray Escrow II, Inc.
5.38%, 11/15/2031(d)	4,200,000	2,650,668
Gray Television, Inc.
7.00%, 05/15/2027(d)	850,000	721,616
Nexstar Media, Inc.
5.63%, 07/15/2027(d)	2,000,000	1,801,401
Scripps Escrow, Inc.
5.88%, 07/15/2027(d)	2,900,000	2,170,389
Total Publishing & Broadcasting		7,344,074

Real Estate (4.18%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(d)	2,975,000	2,715,908
8.88%, 09/01/2031(d)	250,000	237,261
Howard Hughes Corp.
5.38%, 08/01/2028(d)	1,150,000	1,012,207
Kennedy-Wilson, Inc.
4.75%, 02/01/2030	3,334,000	2,437,354

See Notes to Financial Statements.

63 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(d)	$656,000	$630,708
5.63%, 05/01/2024(d)	2,000,000	1,988,198
Total Real Estate		9,021,636

Restaurants (0.97%)
Brinker International, Inc.
8.25%, 07/15/2030(d)	2,150,000	2,081,070

Retail - Consumer Discretionary (0.76%)
Victoria's Secret & Co.
4.63%, 07/15/2029(d)	2,225,000	1,638,304

Retail - Consumer Staples (0.49%)
US Foods, Inc.
4.75%, 02/15/2029(d)	1,200,000	1,059,723

Semiconductors (0.24%)
Broadcom, Inc.
3.47%, 04/15/2034(d)	665,000	506,902

Software & Services (4.05%)
Cloud Software Group, Inc.
6.50%, 03/31/2029(d)	4,000,000	3,515,631
Concentrix Corp.
6.60%, 08/02/2028	555,000	533,093
6.85%, 08/02/2033	575,000	519,681
CoStar Group, Inc.
2.80%, 07/15/2030(d)	2,446,000	1,900,545
Neptune Bidco US, Inc.
9.29%, 04/15/2029(d)	1,500,000	1,325,233
RingCentral, Inc.
8.50%, 08/15/2030(d)	1,000,000	951,130
Total Software & Services		8,745,313

Supermarkets & Pharmacies (0.71%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.50%, 02/15/2028(d)	1,541,000	1,514,576

Travel & Lodging (2.12%)
Carnival Corp.
6.00%, 05/01/2029(d)	1,200,000	1,014,740
7.00%, 08/15/2029(d)	500,000	490,735
NCL Corp., Ltd.
8.13%, 01/15/2029(d)	1,000,000	978,064
Royal Caribbean Cruises, Ltd.
5.50%, 04/01/2028(d)	1,200,000	1,095,290
Viking Cruises, Ltd.
9.13%, 07/15/2031(d)	1,000,000	983,400
Total Travel & Lodging		4,562,229

	Principal Amount	Value (Note 2)
Utilities (4.12%)
AmeriGas Partners LP / AmeriGas Finance Corp.
9.38%, 06/01/2028(d)	$1,000,000	$989,173
National Rural Utilities Cooperative Finance Corp.
3M US SOFR + 3.17%, 04/30/2043(a)	1,387,000	1,359,842
Pacific Gas and Electric Co.
3.25%, 02/16/2024	2,000,000	1,982,629
Sempra
5Y US TI + 2.868%, 04/01/2052(a)	2,725,000	2,102,301
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.00%, 06/01/2031(d)	1,750,000	1,451,360
Talen Energy
8.63%, 06/01/2030(d)	1,000,000	1,017,109
Total Utilities		8,902,414

Waste & Environment Services & Equipment (1.06%)
GFL Environmental, Inc.
5.13%, 12/15/2026(d)	2,399,000	2,279,049

Wireless Telecommunications Services (0.09%)
AT&T, Inc.
5.35%, 11/01/2066	9,345	195,778

TOTAL CORPORATE BONDS
(Cost $189,888,943)		177,787,052

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (5.28%)

U.S. Treasury Bonds (5.28%)
United States Treasury Bonds
3.88%, 05/15/2043	3,150,000	2,616,715
4.13%, 08/15/2053	10,252,000	8,771,867
Total U.S. Treasury Bonds		11,388,582

TOTAL GOVERNMENT BONDS
(Cost $12,087,243)		11,388,582

	Shares	Value (Note 2)
PREFERRED STOCK (3.54%)

Financials (3.54%)
Banks (2.33%) PNC Financial Services Group, Inc., Series O, 3M US SOFR + 3.939%(a)(f)	3,802,000	3,801,999

See Notes to Financial Statements.

64 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
Truist Financial Corp., Series N, 4.800%(f)	1,500,000	$1,233,019
		5,035,018

Consumer Finance (0.98%)
American Express Co., 3.550%(f)	1,500,000	1,181,250
Discover Financial Services, Series D, 6.125%(f)	1,000,000	925,914
		2,107,164
Life Insurance (0.23%)
Jackson Financial, Inc., 8.000%(f)	20,400	499,596

Total Financials		7,641,778

TOTAL PREFERRED STOCK
(Cost $7,930,219)		7,641,778

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.47%)

Money Market Fund (0.47%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5.25%	1,010,279	1,010,279

TOTAL SHORT TERM INVESTMENTS
(Cost $1,010,279)			1,010,279

TOTAL INVESTMENTS (98.75%)
(Cost $226,449,451)			$212,958,950

Other Assets In Excess Of Liabilities (1.25%)			2,687,292

NET ASSETS (100.00%)			$215,646,242

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI – Treasury Index

Reference Rates:

30D US SOFR - 30 Day SOFR as of October 31, 2023 was 5.32%

1D US SOFR - 1 Day SOFR as of October 31, 2023 was 5.35%

1M US SOFR- 1 Month SOFR as of October 31, 2023 was 5.32%

3M US SOFR - 3 Month SOFR as of October 31, 2023 was 5.38%

1Y US TI - 1 Year US TI as of October 31, 2023 was 5.44%

5Y US TI - 5 Year US TI as of October 31, 2023 was 4.82%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Interest only security.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, the aggregate market value of those securities was $121,814,860, representing 56.49% of net assets.
(e)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.
(f)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

65 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
COMMON STOCKS (61.21%)

Communications (5.34%)
Media (4.76%)
Alphabet, Inc., Class A(a)	3,170	$393,334
Meta Platforms, Inc., Class A(a)	1,267	381,709
Walt Disney Co.(a)	2,259	184,312
		959,355
Telecommunications (0.58%)
AT&T, Inc.	7,530	115,962

Total Communications		1,075,317

Consumer Discretionary (6.51%)
Consumer Discretionary Products (0.79%)
NIKE, Inc., Class B	1,545	158,780

Consumer Discretionary Services (2.28%)
Marriott International, Inc., Class A	1,159	218,541
McDonald's Corp.	917	240,410
		458,951
Retail & Whsle - Discretionary (3.44%)
Amazon.com, Inc.(a)	2,370	315,423
Lowe's Cos., Inc.	1,206	229,828
O'Reilly Automotive, Inc.(a)	160	148,870
		694,121

Total Consumer Discretionary		1,311,852

Consumer Staples (3.88%)
Consumer Staple Products (0.74%)
Campbell Soup Co.	2,455	99,207
Estee Lauder Cos., Inc., Class A	392	50,517
		149,724
Retail & Wholesale - Staples (3.14%)
Costco Wholesale Corp.	489	270,143
Target Corp.	671	74,340
Walmart, Inc.	1,765	288,419
		632,902

Total Consumer Staples		782,626

Energy (5.27%)
Oil & Gas (5.27%)
Baker Hughes Co.	4,960	170,723
BP PLC, Sponsored ADR	5,620	205,579
ConocoPhillips	3,825	454,410
Enbridge, Inc.	7,207	230,912
		1,061,624

	Shares	Value (Note 2)
Total Energy		1,061,624

Financials (5.78%)
Banking (3.20%)
JPMorgan Chase & Co.	3,010	$418,570
Wells Fargo & Co.	5,715	227,286
		645,856
Financial Services (2.58%)
American Express Co.	1,280	186,918
Intercontinental Exchange, Inc.	2,098	225,409
LPL Financial Holdings, Inc.	479	107,545
		519,872

Total Financials		1,165,728

Health Care (7.81%)
Health Care (7.81%)
Boston Scientific Corp.(a)	3,760	192,474
Bristol-Myers Squibb Co.	2,002	103,163
HCA Healthcare, Inc.	745	168,474
IQVIA Holdings, Inc.(a)	865	156,418
Pfizer, Inc.	3,175	97,028
Thermo Fisher Scientific, Inc.	477	212,156
UnitedHealth Group, Inc.	769	411,846
Vertex Pharmaceuticals, Inc.(a)	637	230,664
		1,572,223

Total Health Care		1,572,223

Industrials (7.65%)
Industrial Products (5.81%)
Caterpillar, Inc.	919	207,740
Deere & Co.	590	215,562
Lockheed Martin Corp.	563	255,962
Schneider Electric SE, ADR	6,425	196,798
TE Connectivity, Ltd.	1,325	156,151
Trane Technologies PLC	735	139,878
		1,172,091
Industrial Services (1.84%)
Old Dominion Freight Line, Inc.	429	161,587
Waste Management, Inc.	1,270	208,699
		370,286

Total Industrials		1,542,377

Materials (2.13%)
Materials (2.13%)
Anglo American PLC, ADR	6,170	78,236
Freeport-McMoRan, Inc.	2,880	97,286
Linde PLC	460	175,794

See Notes to Financial Statements.

66 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
Norsk Hydro ASA, ADR	13,815	$78,193
		429,509

Total Materials		429,509

Real Estate (1.34%)
Real Estate (1.34%)
Equity LifeStyle Properties, Inc.	2,556	168,185
Prologis, Inc.	1,015	102,261
		270,446

Total Real Estate		270,446

Technology (15.50%)
Software & Tech Services (8.23%)
Adobe, Inc.(a)	455	242,087
DocuSign, Inc.(a)	1,765	68,623
International Business Machines Corp.	910	131,622
Mastercard, Inc., Class A	671	252,532
Microsoft Corp.	1,879	635,309
Nice, Ltd., ADR	425	65,599
Synopsys, Inc.(a)	558	261,948
		1,657,720
Tech Hardware & Semiconductors (7.27%)
Apple, Inc.	2,442	417,020
Lam Research Corp.	207	121,762
Motorola Solutions, Inc.	600	167,076
NVIDIA Corp.	885	360,903
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,291	197,736
Texas Instruments, Inc.	1,413	200,660
		1,465,157

Total Technology		3,122,877

TOTAL COMMON STOCKS
(Cost $10,348,012)		12,334,579

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (4.80%)

Fannie Mae
Series 1997-10, Class FA, 30D US SOFR + 0.71%, 03/18/2027(b)	$3,529	$3,524
Series 1997-42, Class PK, 4.500%, 07/18/2027	5,141	4,972
Series 2002-21, Class FD, 30D US SOFR + 1.01%, 04/25/2032(b)	5,728	5,750

	Principal Amount	Value (Note 2)
Series 2002-22, Class GC, 6.500%, 04/25/2032	$6,366	$6,393
Series 2002-58, Class PG, 6.000%, 09/25/2032	15,455	15,335
Series 2002-58, Class FG, 30D US SOFR + 1.11%, 08/25/2032(b)	5,793	5,851
Series 2003-117, Class KB, 6.000%, 12/25/2033	13,394	13,304
Series 2003-87, Class SL, 8.98% - 30D US SOFR, 07/25/2033(b)	31,344	29,229
Series 2004-60, Class JC, 5.500%, 04/25/2034	15,234	15,040
Series 2005-27, Class GH, 5.500%, 04/25/2035	90,000	88,100
Series 2007-104, Class ZE, 6.000%, 08/25/2037	14,743	14,308
Series 2007-22, Class A, 5.500%, 03/25/2037	7,232	7,152
Series 2007-55, Class PH, 6.000%, 06/25/2047	17,876	17,797
Series 2007-76, Class ZG, 6.000%, 08/25/2037	132,739	127,490
Series 2008-1, Class LF, 30D US SOFR + 0.81%, 05/25/2037(b)	15,706	15,530
Series 2008-22, Class DB, 5.000%, 04/25/2048	13,458	12,525
Series 2009-12, Class LC, 8.167%, 06/25/2037(b)	12,840	13,266
Series 2009-51, Class BZ, 4.500%, 07/25/2039	19,502	18,180
Series 2010-61, Class WA, 5.993%, 06/25/2040(b)	13,894	13,854
Series 2010-98, Class BH, 5.500%, 09/25/2040	15,204	14,838
Series 2012-153, Class B, 7.000%, 07/25/2042	6,483	6,598
Series 2012-64, Class NA, 3.000%, 08/25/2041	1,356	1,327
Series 2013-18, Class MY, 3.000%, 03/25/2033	15,000	12,706
Series 2013-61, Class NY, 3.000%, 06/25/2033	35,000	29,344
Series 2014-21, Class MA, 2.000%, 09/25/2041	9,767	8,930
		501,343

Freddie Mac
Series 1996-1843, Class Z, 7.000%, 04/15/2026	356	355
Series 1999-2123, Class L, 6.500%, 01/15/2029	16,144	16,130
Series 2002-2538, Class FB, 30D US SOFR + 0.51%, 12/15/2032(b)	2,553	2,546

See Notes to Financial Statements.

67 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Series 2003-2696, Class DG, 5.500%, 10/15/2033	$9,552	$9,363
Series 2005-2977, Class AT, 4.500%, 05/15/2025	2,600	2,563
Series 2005-2990, Class LB, 16.65% - 30D US SOFR, 06/15/2034(b)	285	284
Series 2005-2993, Class TF, 30D US SOFR + 0.46%, 06/15/2025(b)	2,425	2,425
Series 2006-3174, Class LF, 30D US SOFR + 0.46%, 05/15/2036(b)	6,169	6,081
Series 2006-3239, Class EF, 30D US SOFR + 0.46%, 11/15/2036(b)	8,000	7,777
Series 2007-3298, Class Z, 6.000%, 04/15/2037	23,110	22,673
Series 2008-3409, Class DB, 6.000%, 01/15/2038	15,292	15,238
Series 2009-3572, Class KT, 4.500%, 09/15/2039	14,027	13,395
Series 2010-3645, Class WD, 4.500%, 02/15/2040	26,000	24,034
Series 2010-3699, Class LC, 4.000%, 03/15/2040	9,817	9,384
Series 2010-3721, Class FB, 30D US SOFR + 0.61%, 09/15/2040(b)	9,770	9,489
Series 2010-3759, Class PY, 4.000%, 11/15/2040	25,000	22,814
Series 2010-3770, Class JZ, 4.000%, 12/15/2040	23,435	21,268
Series 2011-3954, Class PG, 2.500%, 07/15/2041	19,810	17,796
Series 2012-3987, Class LP, 3.500%, 01/15/2042	26,000	22,059
Series 2012-4032, Class AD, 2.000%, 10/15/2041	8,653	8,030
Series 2012-4043, Class PB, 1.500%, 05/15/2027	8,281	7,797
Series 2013-4226, Class GZ, 3.000%, 07/15/2043	12,362	10,504
Series 2015-4498, Class JA, 2.500%, 04/15/2037	27,667	23,853
		275,858

Ginnie Mae
Series 2003-52, Class AP, –%, 06/16/2033(c)	10,553	9,563
Series 2004-86, Class C, 5.500%, 10/20/2034	14,288	14,146
Series 2005-91, Class PD, 5.500%, 12/20/2035	9,175	9,066
Series 2007-70, Class FC, 1M US SOFR + 0.58%, 11/20/2037(b)	14,558	14,407

	Principal Amount	Value (Note 2)
Series 2008-2, Class PC, 4.750%, 01/20/2038	$6,647	$6,347
Series 2008-46, Class FA, 1M US SOFR + 0.714%, 05/20/2038(b)	6,468	6,465
Series 2008-60, Class JP, 5.500%, 07/20/2038	46,000	45,278
Series 2009-104, Class KA, 4.500%, 08/16/2039	3,513	3,469
Series 2011-H23, Class HA, 3.000%, 12/20/2061	6,085	5,647
Series 2012-39, Class GA, 3.000%, 10/16/2040	5,698	5,305
Series 2013-149, Class BP, 3.500%, 10/20/2043	50,000	39,301
Series 2013-98, Class DM, 3.500%, 07/20/2042	3,875	3,804
Series 2015-91, Class NE, 3.000%, 10/20/2044	2,442	2,376
Series 2019-152, Class LC, 3.500%, 10/20/2049	2,385	2,092
Series 2019-162, Class GA, 3.000%, 10/20/2049	3,252	2,964
Series 2020-167, Class EC, 1.000%, 02/20/2049	6,955	5,142
Series 2020-5, Class LC, 3.500%, 10/20/2049	2,799	2,472
Series 2021-76, Class ND, 1.250%, 08/20/2050	8,089	5,964
Series 2023-57, Class CV, 5.000%, 04/20/2034	7,538	7,179
		190,987

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,110,301)		968,188

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.23%)
Fannie Mae-Aces
Series 2014-M9, Class A2, 3.103%, 07/25/2024(b)	21,330	20,917

Freddie Mac Multifamily Structured Pass Through Certificates
Series 2018-K074, Class A2, 3.600%, 01/25/2028	28,000	26,146

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $46,544)		47,063

See Notes to Financial Statements.

68 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (4.49%)

Fannie Mae Pool
Series 2004-,
5.500%, 08/01/2034	$25,951	$25,559
5.500%, 11/01/2034	37,575	36,496
Series 2005-, 7.715%, 06/15/2034	11,328	11,693
Series 2007-,
5.500%, 08/01/2037	27,767	26,208
1Y US TI + 2.41%, 10/01/2035(b)	17,436	17,168
Series 2008-,
5.500%, 03/01/2038	34,279	33,950
5.500%, 05/01/2038	27,531	27,239
Series 2009-, 5.500%, 11/01/2039	27,347	25,663
Series 2012-AM0762, 3.290%, 09/01/2032	7,906	6,841
Series 2012-AM1671, 2.100%, 12/01/2027	23,419	21,888
Series 2014-, 3.500%, 11/01/2033	25,446	23,830
Series 2015-AM8645, 2.690%, 05/01/2027	20,466	18,772
Series 2015-AM8674, 2.810%, 04/01/2025	60,000	57,593
Series 2016-, 2.390%, 06/01/2025	72,061	68,402
Series 2017-AN6670, 3.210%, 09/01/2027	28,521	25,957
Series 2019-, 3.340%, 05/01/2031	23,986	20,922
Series 2020-, 1.400%, 11/01/2032	55,000	38,485
		486,666

Freddie Mac Gold Pool
Series 2012-, 3.000%, 05/01/2032	27,940	23,313

Freddie Mac Pool
Series 2023-, 4.750%, 01/01/2033	69,050	63,311

Ginnie Mae II Pool
Series 2009-,
5.000%, 10/20/2039	11,067	10,447
5.500%, 02/20/2039	20,755	19,920
Series 2010-,
4.000%, 12/20/2040	22,993	20,370
4.500%, 04/20/2040	100,798	91,881
4.500%, 08/20/2040	20,651	18,865
Series 2011-, 5.000%, 04/20/2041	25,346	23,891
Series 2012-,
3.500%, 05/20/2042	36,692	31,072

	Principal Amount	Value (Note 2)
4.000%, 08/20/2042	$60,222	$53,229
Series 2022-, 3.000%, 12/20/2044	9,468	7,816
Series 2023-, 6.500%, 10/20/2053	53,260	53,523
		331,014

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $993,208)		904,304

	Principal Amount	Value (Note 2)
CORPORATE BONDS (15.81%)

Aerospace & Defense (0.92%)
Boeing Co.
1.43%, 02/04/2024	45,000	44,432
2.20%, 02/04/2026	70,000	64,334
3.95%, 08/01/2059	53,000	32,680
5.93%, 05/01/2060	14,000	11,791
L3Harris Technologies, Inc.
5.40%, 07/31/2033	16,000	14,960
5.60%, 07/31/2053	20,000	17,693
Total Aerospace & Defense		185,890

Airlines (0.46%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(d)	39,771	37,944
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(d)	16,202	16,190
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(d)	5,095	4,568
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1 5.88%, 10/15/2027	35,584	35,076
Total Airlines		93,778

Automobiles Manufacturing (0.59%)
Ford Motor Co.
5.29%, 12/08/2046	25,000	18,163
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	35,000	32,696
6.80%, 05/12/2028	42,000	41,920
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028(d)	22,000	21,738
Volkswagen Group of America Finance LLC
0.88%, 11/22/2023(d)	5,000	4,986
Total Automobiles Manufacturing		119,503

Banks (0.71%)
Citibank NA
5.80%, 09/29/2028	35,000	34,580

See Notes to Financial Statements.

69 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Citizens Bank NA
1D US SOFR + 1.45%, 10/24/2025(b)	$36,000	$34,431
Intesa Sanpaolo SpA
6.63%, 06/20/2033(d)	11,000	10,097
1Y US TI + 3.90%, 06/20/2054(b)(d)	15,000	13,021
Truist Financial Corp.
1D US SOFR + 2.36%, 06/08/2034(b)	20,000	18,202
Wells Fargo & Co.
1D US SOFR + 2.02%, 04/24/2034(b)	38,000	34,417
Total Banks		144,748

Biotechnology (0.58%)
Amgen, Inc.
5.25%, 03/02/2033	42,000	39,189
5.51%, 03/02/2026	41,000	40,793
5.75%, 03/02/2063	43,000	37,273
Total Biotechnology		117,255

Cable & Satellite (0.40%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 06/01/2033(d)	22,000	16,427
4.75%, 02/01/2032(d)	27,000	21,101
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	41,000	21,676
Sirius XM Radio, Inc.
5.00%, 08/01/2027(d)	23,000	21,109
Total Cable & Satellite		80,313

Casinos & Gaming (0.58%)
MGM Resorts International
6.75%, 05/01/2025	60,000	59,729
Penn Entertainment, Inc.
5.63%, 01/15/2027(d)	61,000	55,696
Total Casinos & Gaming		115,425

Chemicals (0.28%)
Avient Corp.
5.75%, 05/15/2025(d)	24,000	23,541
Celanese US Holdings LLC
6.38%, 07/15/2032	34,000	31,929
Total Chemicals		55,470

Commercial Finance (0.27%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
6.50%, 07/15/2025	55,000	54,892

Consumer Finance (0.29%)
Discover Financial Services SOFRINDX + 3.37%, 11/02/2034(b)(e)	7,000	6,958

	Principal Amount	Value (Note 2)
Fiserv, Inc.
5.60%, 03/02/2033	$18,000	$16,947
GTCR W-2 Merger Sub LLC
7.50%, 01/15/2031(d)	36,000	35,577
Total Consumer Finance		59,482

Diversified Banks (0.80%)
Banco Santander SA
6.94%, 11/07/2033	17,000	17,064
Bank of America Corp.
1D US SOFR + 1.84%, 09/15/2034(b)	18,000	16,957
1D US SOFR + 1.91%, 04/25/2034(b)	38,000	34,336
Citigroup, Inc.
4.30%, 11/20/2026	51,000	47,941
JPMorgan Chase & Co.
1D US SOFR + 1.07%, 12/15/2025(b)	44,000	43,679
Total Diversified Banks		159,977

Electrical Equipment Manufacturing (0.15%)
Trimble, Inc.
6.10%, 03/15/2033	31,000	29,606

Entertainment Content (0.15%)
Warnermedia Holdings, Inc.
4.28%, 03/15/2032	15,000	12,443
5.14%, 03/15/2052	25,000	17,704
Total Entertainment Content		30,147

Entertainment Resources (0.08%)
Vail Resorts, Inc.
6.25%, 05/15/2025(d)	17,000	16,910

Exploration & Production (0.37%)
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/01/2028(d)	42,000	39,310
Occidental Petroleum Corp.
7.88%, 09/15/2031	32,000	34,291
Total Exploration & Production		73,601

Financial Services (1.09%)
Ameriprise Financial, Inc.
5.15%, 05/15/2033	14,000	12,930
Charles Schwab Corp.
1D US SOFR + 2.01%, 08/24/2034(b)	18,000	16,869
1D US SOFR + 2.50%, 05/19/2034(b)	20,000	18,354
Goldman Sachs Group, Inc.
1D US SOFR + 0.50%, 09/10/2024(b)	24,000	23,939

See Notes to Financial Statements.

70 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Morgan Stanley
1D US SOFR + 1.36%, 09/16/2036(b)	$61,000	$43,177
1D US SOFR + 2.05%, 11/01/2034(b)	10,000	9,996
5Y US TI + 2.43%, 01/19/2038(b)	21,000	19,052
UBS Group AG
1D US SOFR + 3.92%, 08/12/2033(b)(d)	52,000	49,994
1Y US TI + 1.75%, 05/12/2028(b)(d)	17,000	15,976
1Y US TI + 1.80%, 09/22/2029(b)(d)	7,000	6,861
1Y US TI + 2.00%, 09/22/2034(b)(d)	5,000	4,738
Total Financial Services		221,886

Food & Beverage (0.65%)
J M Smucker Co.
6.20%, 11/15/2033	24,000	23,339
JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL
6.75%, 03/15/2034(d)	10,000	9,378
7.25%, 11/15/2053(d)	30,000	26,820
JDE Peet's NV
0.80%, 09/24/2024(d)	16,000	15,251
Pilgrim's Pride Corp.
6.25%, 07/01/2033	43,000	39,571
6.88%, 05/15/2034	16,000	15,159
Total Food & Beverage		129,518

Health Care Facilities & Services (0.14%)
HCA, Inc.
5.50%, 06/01/2033	30,000	27,383

Industrial Other (0.28%)
Jacobs Engineering Group, Inc.
5.90%, 03/01/2033	42,000	38,929
Quanta Services, Inc.
0.95%, 10/01/2024	19,000	18,105
Total Industrial Other		57,034

Internet Media (0.13%)
Meta Platforms, Inc.
5.60%, 05/15/2053	8,000	7,241
5.75%, 05/15/2063	21,000	18,854
Total Internet Media		26,095

Life Insurance (0.10%)
Five Corners Funding Trust III
5.79%, 02/15/2033(d)	22,000	20,817

Machinery Manufacturing (0.09%)
Nordson Corp.
5.80%, 09/15/2033	18,000	17,145

	Principal Amount	Value (Note 2)
Medical Equipment & Devices Manufacturing (0.11%)
Revvity, Inc.
0.85%, 09/15/2024	$23,000	$21,938

Pharmaceuticals (0.57%)
Bristol-Myers Squibb Co.
6.25%, 11/15/2053	7,000	6,941
Merck & Co., Inc.
4.50%, 05/17/2033	12,000	10,914
5.00%, 05/17/2053	29,000	24,788
Pfizer Investment Enterprises Pte, Ltd.
4.75%, 05/19/2033	21,000	19,311
5.11%, 05/19/2043	32,000	28,107
5.30%, 05/19/2053	28,000	24,517
Total Pharmaceuticals		114,578

Pipeline (2.05%)
Buckeye Partners LP
4.50%, 03/01/2028(d)	50,000	43,555
Enbridge, Inc.
5Y US TI + 4.431%, 01/15/2084(b)	7,000	6,709
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(d)	63,000	47,582
4.32%, 12/30/2039(d)	62,000	40,789
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(d)	74,000	73,098
4.63%, 04/01/2029(d)	32,000	28,824
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.50%, 07/15/2027	91,000	90,020
6.88%, 01/15/2029	46,000	45,819
TransCanada PipeLines, Ltd.
6.20%, 03/09/2026	38,000	37,987
Total Pipeline		414,383

Power Generation (0.62%)
Alexander Funding Trust
1.84%, 11/15/2023(d)	40,000	39,921
Alexander Funding Trust II
7.47%, 07/31/2028(d)	16,000	15,894
Vistra Operations Co. LLC
5.13%, 05/13/2025(d)	39,000	38,146
5.50%, 09/01/2026(d)	29,000	27,617
6.95%, 10/15/2033(d)	3,000	2,861
Total Power Generation		124,439

Property & Casualty Insurance (0.17%)
Allstate Corp.
5.25%, 03/30/2033	26,000	24,028
Arthur J Gallagher & Co.
6.50%, 02/15/2034	10,000	9,936
Total Property & Casualty Insurance		33,964

Publishing & Broadcasting (0.33%)
Gray Escrow II, Inc.
5.38%, 11/15/2031(d)	23,000	14,516

See Notes to Financial Statements.

71 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2023

	Principal Amount	Value (Note 2)
Nexstar Media, Inc.
4.75%, 11/01/2028(d)	$25,000	$21,022
5.63%, 07/15/2027(d)	24,000	21,617
Scripps Escrow II, Inc.
3.88%, 01/15/2029(d)	12,000	9,122
Total Publishing & Broadcasting		66,277

Real Estate (0.22%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(d)	13,000	11,868
VICI Properties LP / VICI Note Co., Inc.
5.63%, 05/01/2024(d)	33,000	32,805
Total Real Estate		44,673

Refining & Marketing (0.30%)
HF Sinclair Corp.
4.50%, 10/01/2030	46,000	39,131
5.88%, 04/01/2026	22,000	21,700
Total Refining & Marketing		60,831

Restaurants (0.09%)
Brinker International, Inc.
8.25%, 07/15/2030(d)	18,000	17,423

Semiconductors (0.17%)
Broadcom, Inc.
3.47%, 04/15/2034(d)	25,000	19,056
Microchip Technology, Inc.
0.97%, 02/15/2024	15,000	14,770
Total Semiconductors		33,826

Software & Services (0.58%)
Concentrix Corp.
6.60%, 08/02/2028	22,000	21,132
6.85%, 08/02/2033	22,000	19,883
CoStar Group, Inc.
2.80%, 07/15/2030(d)	54,000	41,958
Leidos, Inc.
5.75%, 03/15/2033	21,000	19,531
VMware, Inc.
2.20%, 08/15/2031	21,000	15,531
Total Software & Services		118,035

Transportation & Logistics (0.16%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.88%, 02/20/2034	41,979	33,043

Utilities (0.92%)
National Rural Utilities Cooperative Finance Corp.
3M US SOFR + 3.171%, 04/30/2043(b)	23,000	22,550
5Y US TI + 3.533%, 09/15/2053(b)	22,000	21,867
Pacific Gas and Electric Co.
3.25%, 02/16/2024	48,000	47,582

	Principal Amount	Value (Note 2)
Public Service Enterprise Group, Inc.
5.88%, 10/15/2028	$7,000	$6,931
6.13%, 10/15/2033	7,000	6,836
Sempra
5Y US TI + 2.868%, 04/01/2052(b)	32,000	24,688
Southern California Edison Co.
1.10%, 04/01/2024	10,000	9,802
5.65%, 10/01/2028	18,000	17,833
Southern Co.
5.11%, 08/01/2027	28,000	27,020
Total Utilities		185,109

Waste & Environment Services & Equipment (0.17%)
GFL Environmental, Inc.
5.13%, 12/15/2026(d)	36,000	34,200

Wireless Telecommunications Services (0.24%)
AT&T, Inc.
5.54%, 02/20/2026	18,000	17,858
T-Mobile USA, Inc.
4.80%, 07/15/2028	21,000	19,989
6.00%, 06/15/2054	11,000	9,994
Total Wireless Telecommunications Services		47,841

TOTAL CORPORATE BONDS
(Cost $3,468,020)		3,187,435

	Principal	Value
	Amount	(Note 2)
GOVERNMENT BONDS (11.33%)

U.S. Treasury Bonds (11.33%)
United States Treasury Bonds
3.38%, 08/15/2042	222,000	171,838
3.50%, 02/15/2033	184,000	164,738
3.63%, 02/15/2053	158,000	123,141
3.63%, 05/15/2053	132,000	102,919
3.88%, 02/15/2043	124,000	103,123
3.88%, 05/15/2043	178,000	147,865
4.00%, 11/15/2042	293,000	248,472
4.00%, 11/15/2052	193,000	161,336
4.13%, 08/15/2053	409,000	349,951
4.38%, 08/15/2043	43,000	38,357
United States Treasury Notes
4.75%, 07/31/2025	270,000	268,260
5.00%, 08/31/2025	160,000	159,675
5.00%, 09/30/2025	245,000	244,569
Total U.S. Treasury Bonds		2,284,244

TOTAL GOVERNMENT BONDS
(Cost $2,515,669)		2,284,244

See Notes to Financial Statements.

72 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2023

	Shares	Value (Note 2)
PREFERRED STOCK (1.21%)

Energy (0.07%)
Pipeline (0.07%)
Energy Transfer LP, Series F, 6.750%(f)	15,000	$13,598

Total Energy		13,598

Financials (1.10%)
Banks (0.78%)
Huntington Bancshares, Inc., Series J, 6.875%(f)	1,100	24,365
PNC Financial Services Group, Inc.,
Series O, 3M US SOFR + 3.939%(b)(f)	133,000	133,001
		157,366
Consumer Finance (0.22%)
Ally Financial, Inc., Series C, 4.700%(f)	18,000	10,554
American Express Co., 3.550%(f)	26,000	20,474
Discover Financial Services, Series D, 6.125%(f)	15,000	13,889
		44,917
Life Insurance (0.10%)
Jackson Financial, Inc., 8.000%(f)	800	19,592
Total Financials		221,875

Government (0.04%)
Government Agencies (0.04%)
Tennessee Valley Authority, 2.216%	385	8,185

Total Government		8,185

TOTAL PREFERRED STOCK
(Cost $260,895)		243,658

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.82%)

Money Market Fund (0.82%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5.25%	10,772	10,772

	7-Day Yield	Shares	Value (Note 2)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	5.30%	154,577	154,577

TOTAL SHORT TERM INVESTMENTS
(Cost $165,349)			$165,349

TOTAL INVESTMENTS (99.90%)
(Cost $18,907,998)			$20,134,820

Other Assets In Excess Of Liabilities (0.10%)			21,002

NET ASSETS (100.00%)			$20,155,822

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI – Treasury Index

Reference Rates:

30D US SOFR - 30 Day SOFR as of October 31, 2023 was 5.32%

1D US SOFR - 1 Day SOFR as of October 31, 2023 was 5.35%

1M US SOFR- 1 Month SOFR as of October 31, 2023 was 5.32%

3M US SOFR - 3 Month SOFR as of October 31, 2023 was 5.38%

1Y US TI - 1 Year US TI as of October 31, 2023 was 5.44%

5Y US TI - 5 Year US TI as of October 31, 2023 was 4.82%

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Issued with zero coupon.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, the aggregate market value of those securities was $1,069,926, representing 5.31% of net assets.
(e)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.
(f)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

73 | October 31, 2023

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2023

	ALPS | Smith Short Duration Bond Fund		ALPS | Smith Total Return Bond Fund		ALPS | Smith Credit Opportunities Fund		ALPS | Smith Balanced Opportunity Fund
ASSETS
Investments, at value	$600,183,127		$2,330,672,265		$212,958,950		$20,134,820
Receivable for investments sold	21,242,681		12,824,358		4,179,728		40,939
Receivable for shares sold	744,750		12,660,774		100,497		12,612
Interest receivable	6,963,769		24,891,968		3,363,062		98,394
Receivable due from advisor	–		–		–		17,270
Prepaid expenses and other assets	22,454		36,159		31,297		30,606
Total Assets	629,156,781		2,381,085,524		220,633,534		20,334,641
LIABILITIES
Payable for investments purchased	18,242,273		47,450,062		4,668,453		76,590
Payable for shares redeemed	3,993,720		2,512,593		86,012		6,050
Investment advisory fees payable	205,277		635,163		99,357		–
Administration and transfer agency fees payable	210,585		799,358		87,797		61,322
Distribution and services fees payable	11,205		19,969		925		1,429
Trustees' fees and expenses payable	10,882		36,814		3,565		361
Professional fees payable	21,906		32,043		19,963		19,095
Custody fees payable	20,620		73,380		15,081		10,150
Accrued expenses and other liabilities	17,658		131,174		6,139		3,822
Total Liabilities	22,734,126		51,690,556		4,987,292		178,819
NET ASSETS	$606,422,655		$2,329,394,968		$215,646,242		$20,155,822
NET ASSETS CONSIST OF
Paid-in capital	$641,752,388		$2,739,537,200		$270,251,222		$20,614,644
Total distributable earnings/(accumulated losses)	(35,329,733)		(410,142,232)		(54,604,980)		(458,822)
NET ASSETS	$606,422,655		$2,329,394,968		$215,646,242		$20,155,822
INVESTMENTS, AT COST	$610,378,464		$2,515,916,438		$226,449,451		$18,907,998

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.98		$9.02		$8.55		$10.56
Net Assets	$17,483,814		$22,228,006		$316,426		$582,092
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,751,687		2,465,115		37,015		55,107
Class A:
Net Asset Value, offering and redemption price per share	$9.98		$9.02		$8.51		$10.56
Net Assets	$10,777,863		$22,153,028		$1,199,570		$1,056,172
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,080,174		2,456,302		140,975		100,003
Maximum offering price per share	$10.21	(a)	$9.23	(a)	$8.70	(a)	$10.92	(b)
Class C:
Net Asset Value, offering and redemption price per share(c)	$9.94		$9.00		$8.51		$10.51
Net Assets	$2,320,726		$4,450,638		$425,252		$528,045
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	233,589		494,697		50,000		50,253
Class I:
Net Asset Value, offering and redemption price per share	$9.98		$9.01		$8.51		$10.56
Net Assets	$575,840,252		$2,280,563,296		$213,704,994		$17,989,513
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	57,675,867		253,101,283		25,107,519		1,703,638

See Notes to Financial Statements.

74 | October 31, 2023

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2023

(a)	(NAV/0.9775), based on maximum sales charge of 2.25% of the offering price.
(b)	(NAV/0.9675), based on maximum sales charge of 3.25% of the offering price.
(c)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

75 | October 31, 2023

ALPS | Smith Funds

Statements of Operations	For the Year Ended October 31, 2023

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund	ALPS | Smith Balanced Opportunity Fund
INVESTMENT INCOME
Dividends	$385,237	$2,036,691	$546,760	$242,042
Foreign taxes withheld on dividends	–	–	–	(7,122)
Interest	28,692,816	91,792,346	13,644,946	388,355
Total Investment Income	29,078,053	93,829,037	14,191,706	623,275

EXPENSES
Investment advisory fees	2,651,930	11,088,340	1,754,094	162,747
Administrative fees	628,495	2,042,040	246,207	87,837
Transfer agency fees	437,359	1,189,153	85,218	38,597
Distribution and service fees
Investor Class	54,080	41,875	–	1,615
Class A	30,779	60,402	2,665	2,943
Class C	32,476	47,277	5,618	5,461
Professional fees	26,912	39,696	21,198	18,875
Reports to shareholders and printing fees	35,249	88,671	9,700	3,105
State registration fees	113,029	228,643	62,992	59,529
Insurance fees	11,910	22,227	4,585	386
Custody fees	41,813	115,817	31,164	18,096
Trustees' fees and expenses	47,314	132,186	15,182	1,648
Repayment of previously waived fees
Investor Class	759	–	19	–
Class A	2,304	–	27	–
Class C	222	–	16	–
Class I	7,453	–	–	–
Miscellaneous expenses	26,287	28,216	12,606	6,507
Total Expenses	4,148,371	15,124,543	2,251,291	407,346
Less fees waived/reimbursed by investment advisor (Note 6)
Investor Class	(10,424)	(8,817)	(131)	(5,043)
Class A	(3,016)	(11,874)	(398)	(8,125)
Class C	(1,520)	(3,350)	(185)	(4,092)
Class I	(457,964)	(2,107,663)	(139,197)	(182,588)
Net Expenses	3,675,447	12,992,839	2,111,380	207,498
Net Investment Income	25,402,606	80,836,198	12,080,326	415,777
Net realized loss on investments	(16,316,787)	(110,434,356)	(22,017,161)	(142,705)
Net realized loss on foreign currency transactions	–	–	–	(169)
Net Realized Loss	(16,316,787)	(110,434,356)	(22,017,161)	(142,874)
Net change in unrealized appreciation on investments	17,314,947	9,159,506	15,894,744	1,143,221
Net Change in Unrealized Appreciation	17,314,947	9,159,506	15,894,744	1,143,221
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	998,160	(101,274,850)	(6,122,417)	1,000,347
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$26,400,766	$(20,438,652)	$5,957,909	$1,416,124

See Notes to Financial Statements.

76 | October 31, 2023

ALPS | Smith Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$25,402,606	$9,479,942
Net realized loss	(16,316,787)	(8,526,807)
Net change in unrealized appreciation/(depreciation)	17,314,947	(27,717,066)
Net Increase/(Decrease) in Net Assets Resulting from Operations	26,400,766	(26,763,931)

DISTRIBUTIONS
From distributable earnings
Investor Class	(614,727)	(135,980)
Class A	(394,923)	(223,388)
Class C	(81,323)	(27,527)
Class I	(24,615,362)	(10,393,894)
Net Decrease in Net Assets from Distributions	(25,706,335)	(10,780,789)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	9,842,783	20,293,360
Class A	10,699,745	8,110,025
Class C	778,411	2,785,267
Class I	377,223,916	657,729,701
Dividends reinvested
Investor Class	532,979	117,679
Class A	295,928	145,571
Class C	52,561	20,508
Class I	15,189,435	5,293,045
Shares redeemed, net of redemption fees
Investor Class	(12,149,072)	(10,816,386)
Class A	(15,687,648)	(8,700,902)
Class C	(2,306,778)	(2,298,424)
Class I	(542,271,611)	(394,356,061)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(157,799,351)	278,323,383

Net increase/(decrease) in net assets	(157,104,920)	240,778,663

NET ASSETS
Beginning of year	763,527,575	522,748,912
End of year	$606,422,655	$763,527,575

See Notes to Financial Statements.

77 | October 31, 2023

ALPS | Smith Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$80,836,198	$42,971,311
Net realized loss	(110,434,356)	(104,815,742)
Net change in unrealized appreciation/(depreciation)	9,159,506	(212,897,549)
Net Decrease in Net Assets Resulting from Operations	(20,438,652)	(274,741,980)

DISTRIBUTIONS
From distributable earnings
Investor Class	(603,888)	(169,630)
Class A	(791,155)	(472,869)
Class C	(141,367)	(93,247)
Class I	(80,857,579)	(47,659,641)
Dividends to shareholders from tax return of capital
Investor Class	–	(575)
Class A	–	(1,607)
Class C	–	(318)
Class I	–	(162,036)
Net Decrease in Net Assets from Distributions	(82,393,989)	(48,559,923)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	23,600,092	2,107,435
Class A	13,727,289	6,858,178
Class C	1,634,038	1,341,168
Class I	1,373,671,577	972,091,838
Dividends reinvested
Investor Class	595,288	158,015
Class A	723,544	425,759
Class C	117,024	74,386
Class I	60,335,657	32,775,183
Shares redeemed, net of redemption fees
Investor Class	(5,013,925)	(6,384,019)
Class A	(7,262,227)	(15,232,506)
Class C	(1,351,913)	(3,381,657)
Class I	(666,482,352)	(812,475,284)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	794,294,092	178,358,496

Net increase/(decrease) in net assets	691,461,451	(144,943,407)

NET ASSETS
Beginning of year	1,637,933,517	1,782,876,924
End of year	$2,329,394,968	$1,637,933,517

See Notes to Financial Statements.

78 | October 31, 2023

ALPS | Smith Credit Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$12,080,326	$10,794,595
Net realized loss	(22,017,161)	(18,956,826)
Net change in unrealized appreciation/(depreciation)	15,894,744	(30,273,340)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,957,909	(38,435,571)

DISTRIBUTIONS
From distributable earnings
Investor Class	(40,695)	(243,907)
Class A	(57,183)	(43,048)
Class C	(23,390)	(19,336)
Class I	(12,004,465)	(11,494,833)
Dividends to shareholders from tax return of capital
Investor Class	–	(3,082)
Class A	–	(543)
Class C	–	(238)
Class I	–	(146,533)
Net Decrease in Net Assets from Distributions	(12,125,733)	(11,951,520)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	63,719	1,453,017
Class A	258,892	54,211
Class C	26,647	50,288
Class I	60,166,070	163,129,209
Dividends reinvested
Investor Class	40,695	246,758
Class A	11,528	6,716
Class C	–	567
Class I	9,192,659	9,479,983
Shares redeemed
Investor Class	(5,955,982)	(1,322,489)
Class A	(113,345)	–
Class C	(201,093)	(9,912)
Class I	(133,782,469)	(137,896,810)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(70,292,679)	35,191,538

Net decrease in net assets	(76,460,503)	(15,195,553)

NET ASSETS
Beginning of year	292,106,745	307,302,298
End of year	$215,646,242	$292,106,745

See Notes to Financial Statements.

79 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$415,777	$348,017
Net realized loss	(142,874)	(1,347,578)
Net change in unrealized appreciation/(depreciation)	1,143,221	(4,243,201)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,416,124	(5,242,762)

DISTRIBUTIONS
From distributable earnings
Investor Class	(11,437)	(8,311)
Class A	(17,999)	(13,485)
Class C	(5,145)	(3,314)
Class I	(398,778)	(435,324)
Dividends to shareholders from tax return of capital
Investor Class	–	(16)
Class A	–	(26)
Class C	–	(5)
Class I	–	(855)
Net Decrease in Net Assets from Distributions	(433,359)	(461,336)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	20,506	2,810
Class A	6,422	48,757
Class C	–	18,793
Class I	6,444,319	11,772,497
Dividends reinvested
Investor Class	2,260	1,769
Class A	103	430
Class C	84	99
Class I	346,445	313,630
Shares redeemed
Investor Class	(115,047)	(11,772)
Class A	(47,835)	(862)
Class C	(14,000)	–
Class I	(13,884,987)	(20,047,598)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(7,241,730)	(7,901,447)

Net decrease in net assets	(6,258,965)	(13,605,545)

NET ASSETS
Beginning of year	26,414,787	40,020,332
End of year	$20,155,822	$26,414,787

See Notes to Financial Statements.

80 | October 31, 2023

ALPS | Smith Short Duration Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.98	$10.57	$10.62	$10.25	$9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.14	0.05	0.11	0.23
Net realized and unrealized gain/(loss)	–	(0.59)	0.03	0.48	0.27
Total from investment operations	0.33	(0.45)	0.08	0.59	0.50

DISTRIBUTIONS:
From net investment income	(0.33)	(0.11)	(0.05)	(0.14)	(0.22)
From net realized gains	–	(0.03)	(0.08)	(0.08)	(0.01)
Total distributions	(0.33)	(0.14)	(0.13)	(0.22)	(0.23)

Net increase/(decrease) in net asset value	–	(0.59)	(0.05)	0.37	0.27
Net asset value, end of year	$9.98	$9.98	$10.57	$10.62	$10.25
TOTAL RETURN(b)	3.39%	(4.31)%	0.77%	5.85%	5.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$17,484	$19,227	$10,194	$9,100	$519
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.83%	0.84%	0.90%	0.95%	1.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.78%	0.78%	0.76%	0.78%	0.76%
Ratio of net investment income to average net assets	3.23%	1.41%	0.51%	1.02%	2.22%
Portfolio turnover rate	134%	99%	165%	457%	639%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

81 | October 31, 2023

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.98	$10.56	$10.61	$10.24	$9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.11	0.05	0.12	0.22
Net realized and unrealized gain/(loss)	0.02	(0.55)	0.03	0.47	0.27
Total from investment operations	0.34	(0.44)	0.08	0.59	0.49

DISTRIBUTIONS:
From net investment income	(0.34)	(0.11)	(0.05)	(0.14)	(0.22)
From net realized gains	–	(0.03)	(0.08)	(0.08)	(0.01)
Total distributions	(0.34)	(0.14)	(0.13)	(0.22)	(0.23)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 5)	–	–	–	–	0.00 (b)
Net increase/(decrease) in net asset value	–	(0.58)	(0.05)	0.37	0.26
Net asset value, end of year	$9.98	$9.98	$10.56	$10.61	$10.24
TOTAL RETURN(c)	3.42%	(4.19)%	0.77%	5.84%	4.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,778	$15,429	$16,868	$3,702	$471
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.75%	0.79%	0.84%	0.94%	1.09%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75%	0.74%	0.76%	0.77%	0.74%
Ratio of net investment income to average net assets	3.22%	1.08%	0.51%	1.10%	2.17%
Portfolio turnover rate	134%	99%	165%	457%	639%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

See Notes to Financial Statements.

82 | October 31, 2023

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.93	$10.53	$10.61		$10.24	$9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.25	0.04	(0.02)		0.05	0.15
Net realized and unrealized gain/(loss)	0.02	(0.56)	0.02		0.47	0.27
Total from investment operations	0.27	(0.52)	–		0.52	0.42

DISTRIBUTIONS:
From net investment income	(0.26)	(0.05)	(0.00	)(b)	(0.07)	(0.15)
From net realized gains	–	(0.03)	(0.08)		(0.08)	(0.01)
Total distributions	(0.26)	(0.08)	(0.08)		(0.15)	(0.16)

Net increase/(decrease) in net asset value	0.01	(0.60)	(0.08)		0.37	0.26
Net asset value, end of year	$9.94	$9.93	$10.53		$10.61	$10.24
TOTAL RETURN(c)	2.77%	(5.01)%	(0.01)%		5.10%	4.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,321	$3,784	$3,472		$2,193	$497
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.53%	1.53%	1.55%		1.67%	1.83%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49%	1.49%	1.49%		1.49%	1.49%
Ratio of net investment income/(loss) to average net assets	2.46%	0.43%	(0.22)%		0.46%	1.48%
Portfolio turnover rate	134%	99%	165%		457%	639%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

See Notes to Financial Statements.

83 | October 31, 2023

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.98	$10.57	$10.62	$10.25	$9.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.15	0.08	0.16	0.25
Net realized and unrealized gain/(loss)	0.01	(0.57)	0.03	0.46	0.26
Total from investment operations	0.36	(0.42)	0.11	0.62	0.51

DISTRIBUTIONS:
From net investment income	(0.36)	(0.14)	(0.08)	(0.17)	(0.25)
From net realized gains	–	(0.03)	(0.08)	(0.08)	(0.01)
Total distributions	(0.36)	(0.17)	(0.16)	(0.25)	(0.26)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 5)	–	–	–	0.00 (b)	0.01
Net increase/(decrease) in net asset value	–	(0.59)	(0.05)	0.37	0.26
Net asset value, end of year	$9.98	$9.98	$10.57	$10.62	$10.25
TOTAL RETURN(c)	3.69%	(4.03)%	1.05%	6.12%	5.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$575,840	$725,087	$492,215	$166,817	$44,916
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.56%	0.56%	0.58%	0.70%	0.82%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	3.52%	1.47%	0.77%	1.52%	2.46%
Portfolio turnover rate	134%	99%	165%	457%	639%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

84 | October 31, 2023

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.34	$11.23		$11.46	$10.99	$10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36	0.22		0.18	0.19	0.22
Net realized and unrealized gain/(loss)	(0.33)	(1.85)		(0.03)	0.57	0.95
Total from investment operations	0.03	(1.63)		0.15	0.76	1.17

DISTRIBUTIONS:
From net investment income	(0.35)	(0.26)		(0.19)	(0.19)	(0.21)
From net realized gains	–	–		(0.19)	(0.10)	(0.02)
From tax return of capital	–	(0.00	)(b)	–	–	–
Total distributions	(0.35)	(0.26)		(0.38)	(0.29)	(0.23)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 5)	–	–		–	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	(0.32)	(1.89)		(0.23)	0.47	0.94
Net asset value, end of year	$9.02	$9.34		$11.23	$11.46	$10.99
TOTAL RETURN(c)	0.23%	(14.73)%		1.26%	6.95%	11.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$22,228	$4,252		$9,605	$10,109	$4,121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.96%	0.97%		0.98%	1.01%	1.07%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	0.90%	0.93%		0.95%	0.96%	0.96%
Ratio of net investment income to average net assets	3.78%	2.14%		1.55%	1.66%	2.05%
Portfolio turnover rate	133%	179%		178%	360%	489%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

See Notes to Financial Statements.

85 | October 31, 2023

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.34	$11.23		$11.46	$10.99	$10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.22		0.18	0.19	0.21
Net realized and unrealized gain/(loss)	(0.32)	(1.85)		(0.03)	0.57	0.97
Total from investment operations	0.03	(1.63)		0.15	0.76	1.18

DISTRIBUTIONS:
From net investment income	(0.35)	(0.26)		(0.19)	(0.19)	(0.22)
From net realized gains	–	–		(0.19)	(0.10)	(0.02)
From tax return of capital	–	(0.00	)(b)	–	–	–
Total distributions	(0.35)	(0.26)		(0.38)	(0.29)	(0.24)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 5)	–	–		–	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	(0.32)	(1.89)		(0.23)	0.47	0.94
Net asset value, end of year	$9.02	$9.34		$11.23	$11.46	$10.99
TOTAL RETURN(c)	0.21%	(14.62)%		1.27%	6.96%	11.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$22,153	$16,024		$27,342	$15,016	$7,929
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.97%	0.96%		0.97%	0.99%	1.05%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	0.92%	0.92%		0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	3.69%	2.14%		1.57%	1.66%	1.91%
Portfolio turnover rate	133%	179%		178%	360%	489%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

See Notes to Financial Statements.

86 | October 31, 2023

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.32	$11.21		$11.44	$10.97	$10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28	0.15		0.09	0.11	0.13
Net realized and unrealized gain/(loss)	(0.32)	(1.86)		(0.02)	0.57	0.97
Total from investment operations	(0.04)	(1.71)		0.07	0.68	1.10

DISTRIBUTIONS:
From net investment income	(0.28)	(0.18)		(0.11)	(0.11)	(0.15)
From net realized gains	–	–		(0.19)	(0.10)	(0.02)
From tax return of capital	–	(0.00	)(b)	–	–	–
Total distributions	(0.28)	(0.18)		(0.30)	(0.21)	(0.17)

Net increase/(decrease) in net asset value	(0.32)	(1.89)		(0.23)	0.47	0.93
Net asset value, end of year	$9.00	$9.32		$11.21	$11.44	$10.97
TOTAL RETURN(c)	(0.49)%	(15.36)%		0.55%	6.23%	10.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,451	$4,223		$7,184	$6,508	$1,727
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.70%	1.71%		1.71%	1.72%	1.79%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.63%	1.64%		1.66%	1.67%	1.67%
Ratio of net investment income to average net assets	2.93%	1.42%		0.83%	0.94%	1.20%
Portfolio turnover rate	133%	179%		178%	360%	489%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

See Notes to Financial Statements.

87 | October 31, 2023

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.34	$11.22		$11.46	$10.99	$10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38	0.25		0.21	0.22	0.24
Net realized and unrealized gain/(loss)	(0.33)	(1.84)		(0.04)	0.57	0.97
Total from investment operations	0.05	(1.59)		0.17	0.79	1.21

DISTRIBUTIONS:
From net investment income	(0.38)	(0.29)		(0.22)	(0.22)	(0.24)
From net realized gains	–	–		(0.19)	(0.10)	(0.02)
From tax return of capital	–	(0.00	)(b)	–	–	–
Total distributions	(0.38)	(0.29)		(0.41)	(0.32)	(0.26)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 5)	–	–		–	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	(0.33)	(1.88)		(0.24)	0.47	0.95
Net asset value, end of year	$9.01	$9.34		$11.22	$11.46	$10.99
TOTAL RETURN(c)	0.40%	(14.40)%		1.47%	7.26%	12.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,280,563	$1,613,435		$1,738,746	$1,331,786	$365,930
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.74%	0.73%		0.73%	0.72%	0.76%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	0.63%	0.64%		0.66%	0.67%	0.67%
Ratio of net investment income to average net assets	3.98%	2.46%		1.84%	1.94%	2.22%
Portfolio turnover rate	133%	179%		178%	360%	489%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

See Notes to Financial Statements.

88 | October 31, 2023

ALPS | Smith Credit Opportunities Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.82		$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44		0.33		0.25	0.02
Net realized and unrealized gain/(loss)	(0.26)		(1.59)		0.51	(0.04)
Total from investment operations	0.18		(1.26)		0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.45)		(0.33)		(0.25)	(0.02)
From net realized gains	–		(0.04)		(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.45)		(0.37)		(0.27)	(0.02)

Net increase/(decrease) in net asset value	(0.27)		(1.63)		0.49	(0.04)
Net asset value, end of year	$8.55		$8.82		$10.45	$9.96
TOTAL RETURN(c)	2.01%		(12.28)%		7.63%	(0.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$316		$6,155		$6,869	$699
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.90	%(d)	1.17%		1.25%	2.36	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.89%		1.17%		1.19%	1.20	%(e)
Ratio of net investment income to average net assets	4.93%		3.44%		2.35%	1.37	%(e)
Portfolio turnover rate(f)	176%		187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	According to the Fund's shareholder services plan with respect to the Fund's Investor Class shares, any amount of fees accrued according to the plan, but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

89 | October 31, 2023

ALPS | Smith Credit Opportunities Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.83	$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.33		0.25	0.02
Net realized and unrealized gain/(loss)	(0.32)	(1.58)		0.51	(0.04)
Total from investment operations	0.12	(1.25)		0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.44)	(0.33)		(0.25)	(0.02)
From net realized gains	–	(0.04)		(0.02)	–
From tax return of capital	–	(0.00	)(b)	–	–
Total distributions	(0.44)	(0.37)		(0.27)	(0.02)

Net increase/(decrease) in net asset value	(0.32)	(1.62)		0.49	(0.04)
Net asset value, end of year	$8.51	$8.83		$10.45	$9.96
TOTAL RETURN(c)	1.28%	(12.18)%		7.65%	(0.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,200	$1,088		$1,217	$996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.16%	1.16%		1.26%	2.38	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.13%	1.16%		1.16%	1.20	%(d)
Ratio of net investment income to average net assets	4.96%	3.45%		2.41%	1.33	%(d)
Portfolio turnover rate(e)	176%	187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

90 | October 31, 2023

ALPS | Smith Credit Opportunities Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.82	$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.26		0.17	0.01
Net realized and unrealized gain/(loss)	(0.31)	(1.59)		0.52	(0.04)
Total from investment operations	0.06	(1.33)		0.69	(0.03)

DISTRIBUTIONS:
From net investment income	(0.37)	(0.26)		(0.18)	(0.01)
From net realized gains	–	(0.04)		(0.02)	–
From tax return of capital	–	(0.00	)(b)	–	–
Total distributions	(0.37)	(0.30)		(0.19)	(0.01)

Net increase/(decrease) in net asset value	(0.31)	(1.63)		0.49	(0.04)
Net asset value, end of year	$8.51	$8.82		$10.45	$9.96
TOTAL RETURN(c)	0.65%	(12.91)%		6.88%	(0.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$425	$617		$682	$498
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.93%	1.90%		2.00%	3.09	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%		1.90%	1.90	%(d)
Ratio of net investment income to average net assets	4.17%	2.71%		1.67%	0.63	%(d)
Portfolio turnover rate(e)	176%	187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

91 | October 31, 2023

ALPS | Smith Credit Opportunities Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.83	$10.45		$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.35		0.28	0.02
Net realized and unrealized gain/(loss)	(0.32)	(1.57)		0.50	(0.03)
Total from investment operations	0.14	(1.22)		0.78	(0.01)

DISTRIBUTIONS:
From net investment income	(0.46)	(0.36)		(0.28)	(0.02)
From net realized gains	–	(0.04)		(0.02)	–
From tax return of capital	–	(0.00	)(b)	–	–
Total distributions	(0.46)	(0.40)		(0.30)	(0.02)

Net increase/(decrease) in net asset value	(0.32)	(1.62)		0.48	(0.03)
Net asset value, end of year	$8.51	$8.83		$10.45	$9.97
TOTAL RETURN(c)	1.55%	(11.94)%		7.83%	(0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$213,705	$284,247		$298,535	$25,051
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.96%	0.93%		1.03%	1.86	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%		0.90%	0.90	%(d)
Ratio of net investment income to average net assets	5.17%	3.70%		2.66%	1.79	%(d)
Portfolio turnover rate(e)	176%	187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

92 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.22	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.10		0.04	0.00	(b)
Net realized and unrealized gain/(loss)	0.35	(1.94)		2.32	(0.12)
Total from investment operations	0.52	(1.84)		2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.18)	(0.11)		(0.05)	(0.00	)(b)
From net realized gains	–	(0.02)		–	–
From tax return of capital	–	(0.00	)(b)	–	–
Total distributions	(0.18)	(0.13)		(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	0.34	(1.97)		2.31	(0.12)
Net asset value, end of year	$10.56	$10.22		$12.19	$9.88
TOTAL RETURN(c)	5.09%	(15.17)%		23.95%	(1.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$582	$651		$784	$601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.82%	1.56%		1.67%	3.00	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.09%	1.12%		1.12%	1.15	%(d)
Ratio of net investment income to average net assets	1.60%	0.86%		0.38%	0.25	%(d)
Portfolio turnover rate(e)	74%	108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

93 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.22	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.10		0.04	0.00	(b)
Net realized and unrealized gain/(loss)	0.35	(1.94)		2.32	(0.12)
Total from investment operations	0.52	(1.84)		2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.18)	(0.11)		(0.05)	(0.00	)(b)
From net realized gains	–	(0.02)		–	–
From tax return of capital	–	(0.00	)(b)	–	–
Total distributions	(0.18)	(0.13)		(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	0.34	(1.97)		2.31	(0.12)
Net asset value, end of year	$10.56	$10.22		$12.19	$9.88
TOTAL RETURN(c)	5.06%	(15.16)%		23.96%	(1.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,056	$1,063		$1,219	$988
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.87%	1.56%		1.66%	3.03	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.12%	1.11%		1.11%	1.15	%(d)
Ratio of net investment income to average net assets	1.57%	0.87%		0.39%	0.26	%(d)
Portfolio turnover rate(e)	74%	108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

94 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.17	$12.14		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.09	0.01		(0.04)	(0.01)
Net realized and unrealized gain/(loss)	0.35	(1.92)		2.31	(0.11)
Total from investment operations	0.44	(1.91)		2.27	(0.12)

DISTRIBUTIONS:
From net investment income	(0.10)	(0.04)		(0.01)	–
From net realized gains	–	(0.02)		–	–
From tax return of capital	–	(0.00	)(b)	–	–
Total distributions	(0.10)	(0.06)		(0.01)	–

Net increase/(decrease) in net asset value	0.34	(1.97)		2.26	(0.12)
Net asset value, end of year	$10.51	$10.17		$12.14	$9.88
TOTAL RETURN(c)	4.32%	(15.81)%		22.93%	(1.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$528	$524		$607	$494
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.60%	2.30%		2.40%	3.73	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.85%	1.85%		1.85%	1.85	%(d)
Ratio of net investment income/(loss) to average net assets	0.84%	0.13%		(0.35)%	(0.44	)%(d)
Portfolio turnover rate(e)	74%	108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

95 | October 31, 2023

ALPS | Smith Balanced Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.22	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.12		0.08	0.01
Net realized and unrealized gain/(loss)	0.35	(1.93)		2.31	(0.12)
Total from investment operations	0.55	(1.81)		2.39	(0.11)

DISTRIBUTIONS:
From net investment income	(0.21)	(0.14)		(0.08)	(0.01)
From net realized gains	–	(0.02)		–	–
From tax return of capital	–	(0.00	)(b)	–	–
Total distributions	(0.21)	(0.16)		(0.08)	(0.01)

Net increase/(decrease) in net asset value	0.34	(1.97)		2.31	(0.12)
Net asset value, end of year	$10.56	$10.22		$12.19	$9.88
TOTAL RETURN(c)	5.37%	(14.93)%		24.28%	(1.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$17,990	$24,176		$37,410	$12,289
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.72%	1.41%		1.39%	2.69	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.85%	0.85%		0.85%	0.85	%(d)
Ratio of net investment income to average net assets	1.83%	1.10%		0.67%	0.57	%(d)
Portfolio turnover rate(e)	74%	108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

96 | October 31, 2023

Notes to Financial Statements

October 31, 2023

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Credit Opportunities Fund and ALPS |Smith Balanced Opportunity Fund (each, a “Fund” and collectively, the “Funds”).

The ALPS | Smith Total Return Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The ALPS | Smith Balanced Opportunity Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The ALPS | Smith Credit Opportunities Fund seeks to obtain maximum risk-adjusted return with a secondary focus on high current income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 "Financial Services -Investment Companies".

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service utilized by ALPS Advisors, Inc. (the "Adviser") as the valuation designee (the "Valuation Designee"), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The Funds have odd lot pricing policies they employ to value odd lot securities.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Trust’s Board of Trustees (the “Board” or "Trustees") has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Funds' Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

97 | October 31, 2023

Notes to Financial Statements

October 31, 2023

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2023:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$517,093	$–	$517,093
Commercial Mortgage-Backed Securities	–	264,406	–	264,406
Mortgage-Backed Securities	–	5,358,856	–	5,358,856
Corporate Bonds	–	471,468,145	–	471,468,145
Government Bonds	–	122,383,075	–	122,383,075
Short Term Investments	191,552	–	–	191,552
Total	$191,552	$599,991,575	$–	$600,183,127

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Bank Loans	$–	$3,935,225	$–	$3,935,225
Collateralized Mortgage Obligations	–	263,087,751	–	263,087,751
Commercial Mortgage-Backed Securities	–	62,603,578	–	62,603,578
Mortgage-Backed Securities	–	401,413,506	–	401,413,506
Corporate Bonds	2,776,504	897,002,859	–	899,779,363
Government Bonds	–	602,803,888	–	602,803,888
Preferred Stock	11,954,347	43,978,918	–	55,933,265
Short Term Investments	41,115,689	–	–	41,115,689
Total	$55,846,540	$2,274,825,725	$–	$2,330,672,265

98 | October 31, 2023

Notes to Financial Statements

October 31, 2023

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Credit Opportunities Fund
Bank Loans	$–	$590,968	$–	$590,968
Collateralized Mortgage Obligations	–	7,675,983	–	7,675,983
Commercial Mortgage-Backed Securities	–	3,084,503	–	3,084,503
Mortgage-Backed Securities	–	3,779,805	–	3,779,805
Corporate Bonds	195,778	177,591,274	–	177,787,052
Government Bonds	–	11,388,582	–	11,388,582
Preferred Stock	499,596	7,142,182	–	7,641,778
Short Term Investments	1,010,279	–	–	1,010,279
Total	$1,705,653	$211,253,297	$–	$212,958,950

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Balanced Opportunity Fund
Common Stocks(a)	$12,334,579	$–	$–	$12,334,579
Collateralized Mortgage Obligations	–	968,188	–	968,188
Commercial Mortgage-Backed Securities	–	47,063	–	47,063
Mortgage-Backed Securities	–	904,304	–	904,304
Corporate Bonds	–	3,187,435	–	3,187,435
Government Bonds	–	2,284,244	–	2,284,244
Preferred Stock	52,142	191,516	–	243,658
Short Term Investments	165,349	–	–	165,349
Total	$12,552,070	$7,582,750	$–	$20,134,820

(a)	For detailed descriptions of sector and/or industry, see the accompanying Statement of Investments.

For the year ended October 31, 2023, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends, if any, on a monthly basis and distributes capital gains, if any, annually. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund. Withholding taxes on foreign dividends are paid (a

99 | October 31, 2023

Notes to Financial Statements

October 31, 2023

portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2023 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | Smith Short Duration Bond Fund	$25,706,335	$–
ALPS | Smith Total Return Bond Fund	82,393,989	–
ALPS | Smith Credit Opportunities Fund	12,125,733	–
ALPS | Smith Balanced Opportunity Fund	433,359	–

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Smith Short Duration Bond Fund	$10,319,191	$461,598	–
ALPS | Smith Total Return Bond Fund	48,395,387	–	164,536
ALPS | Smith Credit Opportunities Fund	11,785,660	15,464	150,396
ALPS | Smith Balanced Opportunity Fund	446,229	14,205	902

100 | October 31, 2023

Notes to Financial Statements

October 31, 2023

Components of Distributable Earnings on a Tax Basis: At October 31, 2023, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to net operating losses and taxable overdistributions.

For the fiscal year ended October 31, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings
ALPS | Smith Short Duration Bond Fund	$(1,026)	$1,026
ALPS | Smith Total Return Bond Fund	(111,540)	111,540
ALPS | Smith Credit Opportunities Fund	97,354	(97,354)
ALPS | Smith Balanced Opportunity Fund	(1,103)	1,103

As of October 31, 2023, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS | Smith Short Duration Bond Fund	$–	$(24,976,227)	$–	$(10,353,506)	$(35,329,733)
ALPS | Smith Total Return Bond Fund	–	(216,815,567)	–	(193,326,665)	(410,142,232)
ALPS | Smith Credit Opportunities Fund	18,104	(40,988,901)	–	(13,634,183)	(54,604,980)
ALPS | Smith Balanced Opportunity Fund	–	(1,552,321)	–	1,093,499	(458,822)

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2023 the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS | Smith Short Duration Bond Fund	$19,265,259	$5,710,968
ALPS | Smith Total Return Bond Fund	136,969,631	79,845,937
ALPS | Smith Credit Opportunities Fund	20,672,760	20,316,141
ALPS | Smith Balanced Opportunity Fund	1,345,611	206,710

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2023, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | Smith Short Duration Bond Fund	$96,390	$(10,449,896)	$(10,353,506)	$610,536,633
ALPS | Smith Total Return Bond Fund	1,621,634	(194,948,299)	(193,326,665)	2,523,998,930
ALPS | Smith Credit Opportunities Fund	430,470	(14,064,653)	(13,634,183)	226,593,133
ALPS | Smith Balanced Opportunity Fund	2,488,052	(1,394,553)	1,093,499	19,041,321

The differences between book cost and tax cost of investments and unrealized appreciation/depreciation are primarily attributed to the tax deferral of losses on wash sales and trust preferred basis adjustments.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the fiscal year ended October 31, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Smith Short Duration Bond Fund	$482,356,286	$481,427,668
ALPS | Smith Total Return Bond Fund	1,654,875,692	965,798,781
ALPS | Smith Credit Opportunities Fund	265,626,723	289,475,043
ALPS | Smith Balanced Opportunity Fund	8,669,387	13,277,867

101 | October 31, 2023

Notes to Financial Statements

October 31, 2023

Purchases and sales of U.S. Government Obligations during the fiscal year ended October 31, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Smith Short Duration Bond Fund	$475,970,672	$565,702,135
ALPS | Smith Total Return Bond Fund	1,856,292,541	1,703,966,534
ALPS | Smith Credit Opportunities Fund	140,902,181	165,748,554
ALPS | Smith Balanced Opportunity Fund	7,749,915	8,505,161

5. BENEFICIAL INTEREST TRANSACTIONS

Effective December 20, 2019, the ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund do not incur redemption fees.

Transactions in shares of capital stock were as follows:

	ALPS | Smith Short Duration Bond Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Investor Class
Shares sold	977,756	1,996,935
Dividends reinvested	53,117	11,629
Shares redeemed	(1,205,712)	(1,046,758)
Net increase/(decrease) in shares outstanding	(174,839)	961,806
Class A
Shares sold	1,063,977	783,697
Dividends reinvested	29,516	14,251
Shares redeemed	(1,559,645)	(848,353)
Net decrease in shares outstanding	(466,152)	(50,405)
Class C
Shares sold	77,686	272,552
Dividends reinvested	5,259	2,012
Shares redeemed	(230,204)	(223,444)
Net increase/(decrease) in shares outstanding	(147,259)	51,120
Class I
Shares sold	37,464,088	64,107,769
Dividends reinvested	1,513,481	518,966
Shares redeemed	(53,924,320)	(38,561,384)
Net increase/(decrease) in shares outstanding	(14,946,751)	26,065,351

102 | October 31, 2023

Notes to Financial Statements

October 31, 2023

	ALPS | Smith Total Return Bond Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Investor Class
Shares sold	2,470,424	203,649
Dividends reinvested	62,940	15,365
Shares redeemed	(523,399)	(619,330)
Net increase/(decrease) in shares outstanding	2,009,965	(400,316)
Class A
Shares sold	1,426,220	669,487
Dividends reinvested	76,177	41,260
Shares redeemed	(760,795)	(1,430,441)
Net increase/(decrease) in shares outstanding	741,602	(719,694)
Class C
Shares sold	170,859	127,814
Dividends reinvested	12,339	7,235
Shares redeemed	(141,433)	(323,157)
Net increase/(decrease) in shares outstanding	41,765	(188,108)
Class I
Shares sold	143,800,894	93,542,912
Dividends reinvested	6,365,794	3,207,527
Shares redeemed	(69,853,996)	(78,872,704)
Net increase in shares outstanding	80,312,692	17,877,735

	ALPS | Smith Credit Opportunities Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Investor Class
Shares sold	7,241	152,120
Dividends reinvested	4,600	25,921
Shares redeemed	(672,281)	(138,138)
Net increase/(decrease) in shares outstanding	(660,440)	39,903
Class A
Shares sold	29,265	6,027
Dividends reinvested	1,306	709
Shares redeemed	(12,827)	–
Net increase in shares outstanding	17,744	6,736
Class C
Shares sold	2,964	5,539
Dividends reinvested	–	55
Shares redeemed	(22,883)	(956)
Net increase/(decrease) in shares outstanding	(19,919)	4,638
Class I
Shares sold	6,774,870	17,229,379
Dividends reinvested	1,041,005	993,931
Shares redeemed	(14,896,353)	(14,591,058)
Net increase/(decrease) in shares outstanding	(7,080,478)	3,632,252

103 | October 31, 2023

Notes to Financial Statements

October 31, 2023

	ALPS | Smith Balanced Opportunity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Investor Class
Shares sold	1,882	253
Dividends reinvested	210	160
Shares redeemed	(10,672)	(1,034)
Net decrease in shares outstanding	(8,580)	(621)
Class A
Shares sold	576	4,054
Dividends reinvested	10	38
Shares redeemed	(4,603)	(72)
Net increase/(decrease) in shares outstanding	(4,017)	4,020
Class C
Shares sold	–	1,534
Dividends reinvested	8	8
Shares redeemed	(1,297)	–
Net increase/(decrease) in shares outstanding	(1,289)	1,542
Class I
Shares sold	598,629	1,022,032
Dividends reinvested	32,248	28,336
Shares redeemed	(1,292,168)	(1,754,374)
Net decrease in shares outstanding	(661,291)	(704,006)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Adviser has delegated daily management of the Funds listed below to Smith Capital Investors, LLC (the "Sub-Adviser"). The Sub-Adviser manages the investments of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay the Adviser an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | Smith Short Duration Bond Fund	0.365%
ALPS | Smith Total Return Bond Fund	0.545%
ALPS | Smith Credit Opportunities Fund	0.75%
ALPS | Smith Balanced Opportunity Fund	0.70%

Pursuant to an Investment Sub-Advisory Agreement, the Adviser pays the Sub-Adviser of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. The Adviser is required to pay all fees due to each Sub-Adviser out of the management fee the Adviser receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Smith Credit Opportunities Fund	All Asset Levels	0.50%
ALPS | Smith Balanced Opportunity Fund	All Asset Levels	0.37%

104 | October 31, 2023

Notes to Financial Statements

October 31, 2023

The Adviser and Sub-Adviser have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the fiscal year ended October 31, 2023 are disclosed on the Statements of Operations.

Fund*	Investor Class	Class A	Class C	Class I
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%
ALPS | Smith Total Return Bond Fund**	0.59%	0.59%	0.59%	0.59%
ALPS | Smith Credit Opportunities Fund	0.90%	0.90%	0.90%	0.90%
ALPS | Smith Balanced Opportunity Fund	0.85%	0.85%	0.85%	0.85%

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates.
**	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

The Adviser and the Sub-Adviser are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Funds are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of the fiscal year ended October 31, 2023, the Adviser and the Sub-Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/2024	Expires 10/31/2025	Expires 10/31/2026	Total
ALPS | Smith Short Duration Bond Fund - Investor Class	16,881	4,469	10,424	31,774
ALPS | Smith Short Duration Bond Fund - Class A	7,868	8,598	3,016	19,482
ALPS | Smith Short Duration Bond Fund - Class C	1,817	1,495	1,520	4,832
ALPS | Smith Short Duration Bond Fund - Class I	320,901	407,457	457,964	1,186,322

ALPS | Smith Total Return Bond Fund - Investor Class	2,940	3,056	8,817	14,813
ALPS | Smith Total Return Bond Fund - Class A	5,556	8,987	11,874	26,417
ALPS | Smith Total Return Bond Fund - Class C	4,192	3,783	3,350	11,325
ALPS | Smith Total Return Bond Fund - Class I	1,175,366	1,505,281	2,107,663	4,788,310

ALPS | Smith Credit Opportunities Fund - Investor Class	3,188	-	131	3,319
ALPS | Smith Credit Opportunities Fund - Class A	1,196	-	398	1,594
ALPS | Smith Credit Opportunities Fund - Class C	594	-	185	779
ALPS | Smith Credit Opportunities Fund - Class I	158,423	91,465	139,197	389,085

ALPS | Smith Balanced Opportunity Fund - Investor Class	3,910	3,187	5,043	12,140
ALPS | Smith Balanced Opportunity Fund - Class A	6,318	5,161	8,125	19,604
ALPS | Smith Balanced Opportunity Fund - Class C	3,152	2,577	4,092	9,821
ALPS | Smith Balanced Opportunity Fund - Class I	134,501	169,876	182,588	486,965

ALPS | Smith Short Duration Bond Fund recouped fees of $759 (Investor Class), $2,304 (Class A), $222 (Class C) and $7,453 (Class I) during the fiscal year ended October 31, 2023. ALPS | Smith Credit Opportunities Fund recouped fees of $19 (Investor Class), $27 (Class A), and $16 (Class C) during the fiscal year ended October 31, 2023.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

105 | October 31, 2023

Notes to Financial Statements

October 31, 2023

Distribution and Services (12b-1) Plans

The Funds have adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Class, Class A and Class C shares. The Plans allows each Fund to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of shareholder services to Investor Class, Class A and Class C shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A and Class C shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares and 0.75% of a Fund’s average daily net assets attributable to its Class C shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

The Funds have adopted a shareholder services plan with respect to the Investor Class shares and Class A shares (the “Investor Class Shareholder Services Plan” and the “Class A Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan and Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class and Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2023 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

The Funds have adopted a shareholder services plan with respect to their Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Funds.

Fund Administrator

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administrative fees paid by the Funds for the fiscal year ended October 31, 2023 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the fiscal year ended October 31, 2023, are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

106 | October 31, 2023

Notes to Financial Statements

October 31, 2023

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

107 | October 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Credit Opportunities Fund, and ALPS | Smith Balanced Opportunity Fund (the “Funds”), each a series of Financial Investors Trust, as of October 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended October 31, 2021, and prior, were audited by other auditors whose report dated December 30, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 29, 2023

108 | October 31, 2023

Additional Information

October 31, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2022 are designated as qualified dividend income (QDI) in the following percentages:

Amount
ALPS Smith Total Return Bond Fund	2.30%
ALPS Smith Credit Opportunities Fund	6.21%
ALPS Smith Balanced Opportunity Fund	72.71%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2022 qualify for the corporate dividends received deduction:

Amount
ALPS Smith Total Return Bond Fund	2.30%
ALPS Smith Credit Opportunities Fund	6.21%
ALPS Smith Balanced Opportunity Fund	54.92%

In early 2023, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

109 | October 31, 2023

Board Considerations Regarding Approval of Investment

Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

In anticipation of and as part of the process to consider the renewal of the investment advisory agreement with AAI with respect to each Fund and the sub-advisory agreement with the Sub- Adviser with respect to the applicable Fund (the “Advisory Agreements”), legal counsel to the Independent Trustees requested certain information from AAI and the Sub-Adviser. In response to these requests, the Trustees received reports from AAI and the Sub-Adviser that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met on June 13, 2023 with representatives of AAI and the Sub-Adviser and discussed the services the firms provided pursuant to the agreements, as well as the information they provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the agreements.

In approving AAI as the Funds’ investment adviser and the Sub-Adviser as the Fund’s sub-adviser, and the fees to be charged under the Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve such agreements. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

In renewing and approving the Investment Advisory Agreement with AAI and the Investment Sub- Advisory Agreement with Smith Capital Investors, LLC, the Trustees, including the Independent Trustees, considered the following factors with respect to the Smith Funds:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rates paid by the Trust, on behalf of the Funds, to AAI, of 0.365% of the Short Duration Bond Fund’s daily average net assets, 0.545% of the Total Return Bond Fund’s daily average daily net assets, 0.75% of the Credit Opportunities Fund’s average daily net assets, and 0.70% of the Balanced Opportunity Fund’s average daily net assets, in light of the extent and quality of the advisory services provided by AAI to the Funds. The Trustees also reviewed and considered the contractual annual sub- advisory fee rates paid by AAI to Smith Capital Investors, LLC of 0.29% of the Short Duration Bond Fund’s daily average net assets, 0.42% of the Total Return Bond Fund’s daily average daily net assets, 0.50% of the Credit Opportunities Fund average daily net assets, and 0.37% of the Balanced Opportunity Fund’s average daily net assets, in light of the extent and quality of the advisory services provided by Smith Capital Investors, LLC to the Smith Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of each Smith Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee for each class of the Total Return Bond Fund and Credit Opportunities Fund was higher than the Data Provider peer group median; the contractual advisory fee for each class of the Short Duration Bond Fund was lower than the Data Provider peer group median; the contractual advisory fee for Class A of the Balanced Opportunities Fund was higher than the Data provider peer group median; the contractual advisory fee for the Investor Class of the Balanced Opportunities Fund was equal to the Data Provider peer group median; and the contractual advisory fees for the Class C and Class I of the Balanced Opportunities Fund were each lower than their Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 0.92%, 1.64%, 0.64%, and 0.93% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Total Return Bond Fund; 0.74%, 1.49%, 0.49%, and 0.78% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Short Duration Bond Fund; 1.16%, 1.90%, 0.90%, and 1.17% for the Class A, Class C, Class I, and Investor Class shares of the Credit Opportunities Fund, respectively; and 1.11%, 1.85%, 0.85%, 1.12% for the Class A, Class C, Class I, and Investor Class shares of the Balanced Opportunity Fund, respectively. The Trustees noted that the total net expense ratio of each class of Total Return Bond Fund and Credit Opportunities Fund was higher than the Data Provider peer group median ratio; the total net expense ratio for each class of the Balanced Opportunities Fund was lower than the Data Provider peer group median ratio; the total net expense ratio of Class A and Class I of the Short Duration Bond Fund was lower than the Data Provider peer group median; and the total net expense ratio for each other class of the Short Duration Bond Fund was higher than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Smith Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Smith Capital Investors, LLC in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Smith Capital Investors, LLC's investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Smith Capital Investors, LLC and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Smith Capital Investors, LLC, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Smith Funds.

110 | October 31, 2023

Board Considerations Regarding Approval of Investment

Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

The Trustees considered the background and experience of AAI’s and Smith Capital Investors, LLC's management in connection with the Smith Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Smith Capital Investors, LLC's Codes of Ethics.

Performance: The Trustees reviewed performance information for the Smith Funds, which included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider for the three-month, one-year, three-year, and since inception periods ended March 31, 2023, as applicable. The Trustees noted that for the three month period, each class of the Balanced Opportunity Fund outperformed the Data Provider peer group median and each class of each other Fund underperformed the Data Provider peer group median; for the one-year period, each class of the Short Duration Fund and Total Return Fund outperformed the Data Provider peer group median and each class of the Credit Opportunities Fund and Balanced Opportunity Fund underperformed the Data Provider peer group median; for the three-year period, each class of the Short Duration Fund outperformed the Data Provider peer group median and each Class of the Total Return Fund underperformed the Data Provider peer group median; and for the since inception period, each class of the Short Duration Fund and Total Return Fund outperformed the Data Provider peer group median and each class of the Credit Opportunities Fund and Balanced Opportunity Fund underperformed the Data Provider peer group median. The Trustees also considered Smith Capital Investors, LLC's investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted that neither Smith Capital Investors, LLC nor AAI currently manages any other accounts with similar strategies to the Smith Funds.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Smith Capital Investors, LLC based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Smith Capital Investors, LLC, with respect to the Smith Funds, respectively. The Trustees considered the profits, if any, realized by AAI and Smith Capital Investors, LLC in connection with the operation of the Smith Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Smith Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Smith Capital Investors, LLC from their relationship with the Smith Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

•	the contractual advisory fee for each class of the Total Return Bond Fund and Credit Opportunities Fund was higher than the Data Provider peer group median; the contractual advisory fee for each class of the Short Duration Bond Fund was lower than the Data Provider peer group median; the contractual advisory fee for Class A of the Balanced Opportunities Fund was higher than the Data provider peer group median; the contractual advisory fee for the Investor Class of the Balanced Opportunities Fund was equal to the Data Provider peer group median; and the contractual advisory fees for the Class C and Class I of the Balanced Opportunities Fund were each lower than their Data Provider peer group median;

•	Smith Capital Investors, LLC's fees under its sub-advisory agreement are paid directly by AAI;

•	the total net expense ratio of each class of Total Return Bond Fund and Credit Opportunities Fund was higher than the Data Provider peer group median ratio; the total net expense ratio for each class of the Balanced Opportunities Fund was lower than the Data Provider peer group median ratio; the total net expense ratio of Class A and Class I of the Short Duration Bond Fund was lower than the Data Provider peer group median; and the total net expense ratio for each other class of the Short Duration Bond Fund was higher than the Data Provider peer group median;

•	the nature, extent, and quality of services rendered by AAI and Smith Capital Investors, LLC under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Smith Funds were adequate;

•	for the three-month, one-year, three-year, and since inception periods ended March 31, 2023, as applicable, with respect to the three month period, each class of the Balanced Opportunity Fund outperformed the Data Provider peer group median and each class of each other Fund underperformed the Data Provider peer group median; for the one- year period, each class of the Short Duration Fund and Total Return Fund outperformed the Data Provider peer group median and each class of the Credit Opportunities Fund and Balanced Opportunity Fund underperformed the Data Provider peer group median; for the three-year period, each class of the Short Duration Fund outperformed the Data Provider peer group median and each Class of the Total Return Fund underperformed the Data Provider peer group median; and for the since inception period, each class of the Short Duration Fund and Total Return Fund outperformed the Data Provider peer group median and each class of the Credit Opportunities Fund and Balanced Opportunity Fund underperformed the Data Provider peer group median.;

111 | October 31, 2023

Board Considerations Regarding Approval of Investment

Advisory Agreement and Investment Sub-Advisory Agreements

October 31, 2023 (Unaudited)

•	that neither AAI nor Smith Capital Investors, LLC currently manages any other accounts with similar investment strategies to the Smith Funds;

•	the profit, if any, realized by AAI and Smith Capital Investors, LLC in connection with the operation of the Smith Funds is not unreasonable to the Smith Funds; and

•	at this time, there were no material economies of scale or other incidental benefits accruing to AAI and Smith Capital Investors, LLC in connection with their relationship with the Smith Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Smith Capital Investors, LLC's compensation for investment advisory and sub-advisory services is consistent with the best interests of each of the Smith Funds and its shareholders.

112 | October 31, 2023

Liquidity Risk Management Program

October 31, 2023 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on June 13, 2023, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2022. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

113 | October 31, 2023

Trustees and Officers

October 31, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between the Trust on behalf of a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, year of birth and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Since 1997	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	46	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Since 2009	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	46	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 Fund); and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Since 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	17	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.
****	The Fund Complex includes all series of the Trust and any other investment companies for which the following list of investment advisers provides investment advisory services: SS&C ALPS Advisors, Inc., CoreCommodity Management, LLC, Kotak Mahindra Asset Management (Singapore) Pte. Ltd., RiverFront Investment Group, LLC and Smith Capital Investors, LLC.

114 | October 31, 2023

Trustees and Officers

October 31, 2023 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Since 2009	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	16	None.
Edmund J. Burke, 1961	Trustee	Since 2009	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	39	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.
****	The Fund Complex includes all series of the Trust and any other investment companies for which the following list of investment advisers provides investment advisory services: SS&C ALPS Advisors, Inc., CoreCommodity Management, LLC, Kotak Mahindra Asset Management (Singapore) Pte. Ltd., RiverFront Investment Group, LLC and Smith Capital Investors, LLC.

115 | October 31, 2023

Trustees and Officers

October 31, 2023 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Since 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Since 2020	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012).
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Since 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.
Brenda Haskell, 1981	Assistant Secretary	Since 2023	Ms. Haskell joined ALPS in October 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. and is the Assistant Secretary of ALPS Variable Investment Trust. Prior to joining ALPS Ms. Haskell worked at Ironhorse Funding LLC (November 2021 – September 2022) and Fidelity Investments (June 2000 – October 2021).
Sheri Zetterower, 1963	Assistant Secretary	Since 2023	Ms. Zetterower rejoined ALPS in August 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to her current role, Ms. Zetterower worked at Ultimus Fund Solutions, Inc. (November 2020 – August 2022) and ALPS Fund Services, Inc. (April 2013 – October 2020).

*	All communications to Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are appointed on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years. Because of their respective positions with ALPS, each officer is considered an affiliated person of the Trust as defined under the 1940 Act.

116 | October 31, 2023

Privacy Policy

October 31, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions

• Account balances and transaction history

• Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

117 | October 31, 2023

Privacy Policy

October 31, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Financial Investors Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

118 | October 31, 2023

Intentionally Left Blank

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

SMT001164

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $127,000 and $127,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $33,500 and $45,500, respectively. The fiscal year 2023 and 2022 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended October 31, 2023 and October 31, 2022, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $33,500 in the fiscal year ended October 31, 2023 and $45,500 in the fiscal year ended October 31, 2022. These fees consisted of non-audit fees billed to (i) the Registrant of $33,500 in the fiscal year ended October 31, 2023 and $45,500 in the fiscal year ended October 31, 2022 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in the fiscal year ended October 31, 2023 and $0 in the fiscal year ended October 31, 2022. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	January 5, 2024

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	January 5, 2024